Exhibit 10.1
MASTER LEASE AGREEMENT
(MASTER LEASE #3)
BETWEEN
901 FLORSHEIM DRIVE, LLC,
504 NORTH RIVER ROAD, LLC,
6949 MAIN STREET, LLC AND
41 SPRINGFIELD AVENUE, LLC
AND
CAPITAL SPRING MEADOWS, LLC
April 8, 2011

(i)

(ii)

(iii)

(iv)

(v)

SECTION	PAGE

24.27 Subtenant	69

SCHEDULE 1:	INITIAL RENT SCHEDULE
EXHIBIT A:	LEGAL DESCRIPTIONS
EXHIBIT B:	PERMITTED EXCEPTIONS
EXHIBIT C:	FACILITY INFORMATION
EXHIBIT D:	LANDLORD’S PERSONAL PROPERTY
EXHIBIT E:	DOCUMENTS TO BE DELIVERED
EXHIBIT F:	FINANCIAL CERTIFICATION
EXHIBIT G:	ANNUAL CAPITAL EXPENDITURE CERTIFICATE
EXHIBIT H:	WIRE TRANSFER INSTRUCTIONS
EXHIBIT I:	CONTINGENT PAYMENT REQUEST
EXHIBIT J:	SNDA FORM
EXHIBIT K:	ASSUMED OBLIGATIONS
EXHIBIT L:	FORM FOR QUALIFIED CAPITAL EXPENDITURES REPORTING
EXHIBIT M:	ANNUAL FACILITY CONFIGURATION CERTIFICATE

(vi)

MASTER LEASE AGREEMENT
(MASTER LEASE #3)
THIS MASTER LEASE AGREEMENT (“Lease”) is made effective as of April 8, 2011 (the “Effective Date”) between 901 FLORSHEIM DRIVE, LLC, (“HCN-Libertyville” and a “Landlord” as further defined in §1.4 below), 504 NORTH RIVER ROAD, LLC (“HCN-Naperville” and a “Landlord”), 6949 MAIN STREET, LLC (“HCN-Trumbull” and a “Landlord”), and 41 SPRINGFIELD AVENUE, LLC (“HCN-Summit” and a “Landlord”), each a limited liability company organized under the laws of the State of Delaware, and each having its principal office located at 4500 Dorr Street, Toledo, Ohio 43615-4040, and CAPITAL SPRING MEADOWS, LLC a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 14160 Dallas Parkway, Suite 300, Dallas, Texas 75254.
RECITALS
A. Landlord has acquired the Leased Property (defined below).
B. Landlord desires to lease the Leased Property to Tenant and Tenant desires to lease the Leased Property from Landlord upon the terms set forth in this Lease.
NOW, THEREFORE, Landlord and Tenant agree as follows:
ARTICLE 1: LEASED PROPERTY, TERM AND DEFINITIONS
1.1 Leased Property. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Leased Property, subject, however, to the Permitted Exceptions and subject to the terms and conditions of this Lease.
1.2 Indivisible Lease. This Lease constitutes one indivisible lease of the entire Leased Property. The Leased Property constitutes one economic unit and the Base Rent and all other provisions have been negotiated and agreed to based on a lease of all of the Leased Property as a single, composite, inseparable transaction. This Lease would not have been made on these terms if it was not a single indivisible lease. Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease shall apply equally and uniformly to all the Leased Property as one unit and any Event of Default under this Lease is an Event of Default as to the entire Leased Property. The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single indivisible lease of all the Leased Property and, in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under the Bankruptcy Code, this is one indivisible and nonseverable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Leased Property covered hereby. The parties agree that the existence of more than one Landlord under this Lease does not affect the indivisible, nonseverable nature of this Lease. The parties may amend this Lease from time to time to include one or more additional Facility Properties as part of the

Leased Property and such future addition to the Leased Property shall not in any way change the indivisible and nonseverable nature of this Lease and all of the foregoing provisions shall continue to apply in full force. Notwithstanding the foregoing, from time to time, at the request of Tenant, Landlord shall consider in good faith any reasonable request of Tenant to release one or more Facilities from this Lease; provided, however, that the final decision as to any such release shall be in the sole discretion of Landlord.
1.3 Term. The initial term (“Initial Term”) of this Lease commences on the Effective Date and expires at 12:00 Midnight Eastern Time on the day before the fifteenth anniversary of the Commencement Date (the “Expiration Date”); provided, however, that [i] Tenant has one or more options to renew the Lease pursuant to Article 12, and [ii] that any addition to the Leased Property pursuant to amendment of this Lease shall extend the Initial Term so that the Initial Term shall expire on the day before the fifteenth anniversary of the Amendment Commencement Date as set forth in such amendment. Notwithstanding the foregoing, for so long as the Assumed Obligations are outstanding, Landlord has agreed for the benefit of Lender not to add any additional Leased Property to this Lease.
1.4 Definitions. Except as otherwise expressly provided, [i] the terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words “herein”, “hereof” and “hereunder” and similar words refer to this Lease as a whole and not to any particular section.
“Acquisition Payment” means any payment by Landlord to acquire Leased Property.
“Actual Rate of Return” means, as of any Rent Adjustment Date, the Initial Rate of Return plus the sum of the annual Increaser Rates before that Rent Adjustment Date.
“ADA” means the federal statute entitled Americans with Disabilities Act, 42 U.S.C. §12101, et seq.
“Additional Charges” has the meaning set forth in §2.3.
“Adjusted Allocated Base Year Resident Revenues” means, for a particular Facility, the Allocated Base Year Resident Revenues for such Facility, adjusted as described in the definition of “Adjusted Base Year Resident Revenues” for closures, removals, deletions and/or reductions in licensed units.
“Adjusted Base Year Resident Revenues” means the Base Year Resident Revenues from the Leased Property, adjusted as follows. Without limitation of any other provision of this Lease, [i] if a particular Facility or Facilities included in the Leased Property, for any period after the Commencement Date, is closed for any reason, or is removed or deleted from this Lease, the Base Year Resident Revenues that correspond to any such closed, removed or deleted Facility or Facilities (and, in the case of a partial period closure or a mid-period removal or deletion, the Base Year Resident Revenues that correspond to any such closed, removed or deleted Facility or Facilities for the days or months such Facility or Facilities were closed, removed or deleted) shall be excluded from Base Year Resident Revenues (and, correspondingly, from the Allocated Base Year Resident Revenues relative to the affected Facility(ies)) in order to arrive at “Adjusted Base Year Resident Revenues”, (and, correspondingly, “Adjusted Allocated Base Year Resident Revenues” relative to the affected Facility(ies)) and [ii] if the number of licensed units at any Facility is reduced at any time from and after the Commencement Date, the Base Year Resident Revenues (and the Allocated Base Year Resident Revenues for the applicable Facility) shall be reduced proportionally (and, in the case of a mid-period reduction in the number of licensed units, on a prorated basis) to reflect such reduction in the number of licensed units as if such licensed units had not been part of the Facility for the first Lease Year (or a portion of such Lease Year, in the case of a mid-period reduction in the number of licensed units).
“Affiliate” means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant or Guarantor. “Control” (and the correlative meanings of the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. “Affiliate” includes, without limitation, each Guarantor.
“Allocated Base Year Resident Revenues” means, for the Leased Property, the Base Year Resident Revenues for the Leased Property as forth on Exhibit C to the Lease.
“Amendment Commencement Date” means the Amendment Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Amendment Effective Date.
“Amendment Effective Date” means the Amendment Effective Date set forth in the introductory paragraph of an amendment to this Lease.
“Annual Facility Budget” means Tenant’s projection of the Facility Financial Statement for the next fiscal year (or the 12-month rolling forward period, if applicable).
“Annual Financial Statements” means [i] for Tenant and Subtenant, an unaudited balance sheet, statement of income and statement of cash flows for the most recent fiscal year on an individual facility and consolidated basis; [ii] for each Facility, an unaudited Facility Financial Statement for the most recent fiscal year; and [iii] for each Guarantor, an unaudited balance sheet and statement of income for the most recent fiscal year.
“Annual Rent Increase” means, as of any Rent Adjustment Date, the product of [i] the Investment Amount as of the Rent Adjustment Date times [ii] the applicable Increaser Rate. In no event will the Annual Rent Increase be negative.
“Anti-Terrorism Laws” means any laws or regulations relating to terrorism, money laundering or similar activities, including, without limitation, Executive Order 13224, the U.S. Patriot Act, the laws comprising the Bank Secrecy Act, or the laws administered by OFAC.
“Article 9” means Article 9 of the Uniform Commercial Code as adopted in the State of Ohio.

“Assumed Mortgage” means, individually and collectively, those certain deeds of trust or mortgages securing the Assumed Notes that establish a lien on an Encumbered Facility, as further described on Exhibit K attached hereto.
“Assumed Note” means, individually and collectively, those certain promissory notes as further described on Exhibit K attached hereto.
“Assumed Obligations” means all obligations, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’, accountants’ and administrative fees) of Landlord arising from or related to requirements imposed under the Assumed Mortgage, the Assumed Note and any related documents, including, but not limited to, requirements related to record keeping, accounting, reporting, auditing and regulatory compliance for the Encumbered Facility and the Leased Property relating thereto.
“Bankruptcy Code” means the United States Bankruptcy Code set forth in 11 U.S.C. §101, et seq., as amended from time to time.
“Base Rent” has the meaning set forth in §2.1, as increased from time to time pursuant to §2.2.
“Base Year Resident Revenues” for any Facility means Resident Revenues from such Facility for a recent twelve month period as of the applicable Facility Effective Date, as set forth on Exhibit C hereto.
“Blocked Person” means a person or entity with whom Landlord is restricted by the Anti-Terrorism Laws or by reason of inclusion on the OFAC Lists from transacting business of the type contemplated by this Lease.
“Business Day” means any day other than a Saturday, Sunday, or national holiday.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.
“Closing” means the applicable closing of the lease of the Leased Property to Tenant.
“CMS” means the federal agency known as the Centers for Medicare & Medicaid Services within the U.S. Department of Health & Human Services.
“Collateral” has the meaning set forth in §23.1.
“Commencement Date” means the Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Effective Date.
“Commitment” means the Term Sheet for the Lease dated November 29, 2010.

“Company” means Capital Senior Living Corporation, a corporation organized under the laws of the State of Delaware.
“Contingent Payment Request” means Tenant’s written request for a Contingent Payment on the form attached as Exhibit I.
“Contingent Payment” means any payment by Landlord pursuant to the terms of this Lease excluding Acquisition Payments.
“Default Rent” has the meaning set forth in §8.6.
“Disbursing Agreement” means any Disbursing Agreement between Landlord and Tenant setting forth the terms and conditions pursuant to which Landlord shall make Contingent Payments to Tenant for certain Project Improvements and any amendments thereto or substitutions and replacements therefor.
“Effective Date” means the date of this Lease.
“Encumbered Facility” means each Facility which is subject to an Assumed Mortgage, as identified on Exhibit C hereto.
“Environmental Laws” means all federal, state, and local laws, ordinances and policies the purpose of which is to protect human health and the environment, as amended from time to time, including, but not limited to, [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [v] Clean Water Act; [vi] the Toxic Substances Control Act; [vii] the Occupational Safety and Health Act; [viii] the Safe Drinking Water Act; and [ix] analogous state laws and regulations.
“Escrow Payments” means all payments required to be made to escrow or reserve accounts required or established pursuant to the Assumed Mortgage, including, but not limited to, escrow or reserve accounts for real estate taxes and impositions, mortgage insurance, sinking fund, property insurance and replacement reserves.
“Event of Default” has the meaning set forth in §8.1.
“Expiration Date” has the meaning set forth in §1.3.
“Facility” means each facility located on a portion of the Land, including the Facility Property associated with such Facility. References in this Lease to “the Facility” shall mean each Facility individually unless expressly stated otherwise.
“Facility Effective Date” means, as to any Facility, the date upon which such Facility becomes subject to this Lease.
“Facility Financial Statement” means a financial statement for each Facility which shall include the balance sheet, statement of income, statement of cash flows, occupancy census data (including payor mix), statement of capital expenditures and a detailed listing of Qualified Capital Expenditures in the form attached hereto as Exhibit L. Statement of income shall be in substantially the form utilized as of the Effective Date and shall include [i] a comparison of actual and budgeted revenues and expenses for the current period, year-to-date and year over year; and [ii] a breakdown of patient and other revenues itemized by payor type.
“Facility Name” means the name under which a Facility has done business during the Term. The Facility Name in use by each Facility on the Effective Date is set forth on the attached Exhibit C.
“Facility Property” means the portion of the Land on which a Facility is located, the legal description of which is set forth beneath the applicable Facility Name on Exhibit A, the Improvements on such portion of the Land, the Related Rights with respect to such portion of the Land, and Landlord’s Personal Property with respect to such Facility.
“Facility State” means the State in which a respective Facility is located.
“Facility States” means, collectively, the States in which the Leased Property is located.
“Facility Uses” means the uses relating to the operation of a Facility as a facility of the type and operating the number of beds and units set forth on Exhibit C with respect to such Facility.
“Fair Market Value” has the meaning set forth in §13.3.
“Fixtures” means all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property (excluding Landlord’s Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.
“Government Authorizations” means all permits, licenses, approvals, consents, and authorizations required to comply with all Legal Requirements, including, but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] the permits, licenses, provider agreements and approvals required for licensure and operation of each Facility in accordance with its respective Facility Uses and certified as a provider under the federal Medicare and state Medicaid programs, as applicable; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.
“Guarantor” means Indemnitor and Subtenant, individually and collectively.

“Guaranty” means each Unconditional and Continuing Lease Guaranty entered into by a Guarantor to guarantee payment and performance of the Obligor Group Obligations and any amendments thereto or substitutions or replacements therefor.
“Hazardous Materials” means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land, including, but not limited to, asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including, without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic, including, but not limited to, any substance within the meaning of “hazardous substance”, “hazardous material”, “hazardous waste”, “toxic substance”, “regulated substance”, “solid waste” or “pollutant” as defined in any Environmental Law.
“HCN” means Health Care REIT, Inc., a corporation organized under the laws of the State of Delaware.
“HCN-Libertyville” means 901 Florsheim Drive, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Naperville” means 504 North River Road, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Summit” means 41 Springfield Avenue, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Trumbull” means 6949 Main Street, LLC, a limited liability company organized under the laws of the State of Delaware.
“HIPDB” means the Healthcare Integrity and Protection Data Bank maintained by the Department of Health and Human Services.
“Impositions” has the meaning set forth in §3.2.
“Improvements” means all buildings, structures, Fixtures and other improvements of every kind on any portion of the Land, including, but not limited to, alleys, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures, now or hereafter situated upon any portion of the Land.
“Increaser Rate” means, as of any Rent Adjustment Date, three percent of the then applicable Actual Rate of Return.
“Indemnitor” means Capital Senior Living Properties, Inc., a corporation organized under the laws of the State of Texas.
“Initial Rate of Return” means Landlord’s rate of return for the first Lease Year as set forth on the Rent Schedule.

“Initial Term” has the meaning set forth in §1.3.
“Investment Amount” is an aggregate concept and means the sum of all Landlord Payments outstanding at the applicable time.
“Issuer” means a financial institution satisfactory to Landlord issuing the Letter of Credit and such Issuer’s successors and assigns. Any “Issuer” shall have a Lace Financial Service Rating of “C+” or higher at all times throughout the Term.
“Land” means the real property described in Exhibit A attached hereto.
“Landlord Affiliate” means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord. “Control” (and the correlative meanings of the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity.
“Landlord Payment” means any Acquisition Payment or Contingent Payment.
“Landlord’s Personal Property” means all Personal Property owned by Landlord on the Facility Effective Date and located at the Facility, including, without limitation, all personal property listed on the attached Exhibit D, together with any and all replacements thereof, and all Personal Property that pursuant to the terms of this Lease becomes the property of Landlord during the Term. Notwithstanding the foregoing, “Landlord’s Personal Property” shall not include policy and procedural manuals and materials of Manager.
“Landlord” means HCN-Libertyville, HCN-Naperville, HCN-Summit and HCN-Trumbull, individually and collectively.
“LC Proceeds” has the meaning set forth in §20.3.
“Lease” means this Master Lease Agreement, as amended from time to time.
“Lease Documents” means this Lease and all documents executed by Landlord and Tenant relating to this Lease or the Facility.
“Lease Payments” means the sum of the Base Rent payments (as increased from time to time) for the applicable period.
“Lease Year” means each consecutive period of 365 or 366 days throughout the Term. The first Lease Year commences on the Commencement Date and expires on the day before the first anniversary of the Commencement Date.
“Leased Property” means all of the Land, Improvements, Related Rights and Landlord’s Personal Property.
“Legal Requirements” means all laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants applicable to the development, construction, condition and operation of the Facility by Tenant, including, but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws (if applicable); [iii] licensure to operate as each Facility in accordance with its respective Facility Uses; [iv] Medicare and Medicaid certification requirements (if applicable); [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs.
“Lender” means each holder of an Assumed Note, individually and collectively.
“Letter of Credit” means an irrevocable and transferable Letter of Credit in an amount equal to 25% of the Base Rent payable during the first Lease Year, issued by Issuer in favor of Landlord as security for the Lease and in form acceptable to Landlord, and any amendments thereto or replacements or substitutions therefor.
“Manager” means Capital Senior Living, Inc., a corporation organized under the laws of the State of Texas.
“Master Lease #1” means that certain First Amended and Restated Master Lease Agreement, dated effective April 30, 2010, among Midwest Miracle Hills, LLC, Midwest Woodbridge, LLC, Midwest Ames, LLC, Midwest Prestwick, LLC, Midwest Village of Columbus, LLC, and Midwest Windermere, LLC, each a Landlord Affiliate, and Capital Midwest, LLC, an Affiliate of Tenant, as amended.
“Master Lease #2” means that certain Master Lease Agreement, dated effective as of September 10, 2010 among HCRI Texas Properties, LTD., 402 South Colonial Drive, LLC, 311 E. Hawkins Parkway, LLC, 2281 Country Club Drive, LLC, 5902 North Street, LLC, 750 North Collegiate Drive, LLC, 1011 E. Pecan Grove Road, LLC, 5550 Old Jacksonville Highway, LLC, 1329 Brown Street, LLC and 1818 Martin Drive, LLC, each a Landlord Affiliate, and Capital Texas S, LLC, an Affiliate of Tenant, as amended.
“Material Obligation” means [i] any indebtedness (other than the Assumed Obligations) secured by a security interest in the accounts receivable of Tenant or Subtenant or any Personal Property; [ii] any indebtedness or lease of Tenant or Subtenant or of any other party that has been guaranteed by Tenant or Subtenant that has an outstanding principal balance or obligation in an amount not less than $500,000.00; [iii] any obligation to or agreement with the Issuer relating to the Letter of Credit; and [iv] any sublease of the Leased Property.
“Minimum Capital Expenditures Amount” means [i] $500.00 per unit (as referenced on Exhibit C hereto) annually for each of the first through the fifth Lease Year; [ii] $550.00 per unit annually for each of the sixth through the tenth Lease Year; and [iii] $600.00 per unit annually for each of the eleventh and following Lease Years.
“Net Operating Income” means the pre-tax net income of Tenant or Subtenant plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for interest and lease payments, if any; plus [iii] the amount of the provision for Rent payments; plus [iv] the amount of the provision for management fees.
“Net Worth” has the meaning set forth in §15.7.1.
“Obligor Group Obligations” means all payment and performance obligations of Tenant, Subtenant and Guarantor to Landlord or any Landlord Affiliate, including, but not limited to, all obligations under this Lease, any loans extended to Tenant, Subtenant or Guarantor by Landlord or any Landlord Affiliate and all documents executed by Tenant, Subtenant or Guarantor in connection with this Lease, any loan from or any other obligation to Landlord or any Landlord Affiliate. Notwithstanding the foregoing, “Obligor Group Obligations” shall not include any obligations arising under Master Lease #1, Master Lease #2, the Roxbury Lease or the Van Dorn Lease or any related agreements, including without limitation any guaranties of any such leases.
“OFAC” means the Office of Foreign Assets Control, Department of the Treasury.
“OFAC Lists” means lists of known or suspected terrorists or terrorist organizations published by OFAC.
“Option Price” has the meaning set forth in §13.2.
“Option to Purchase” has the meaning set forth in §13.1.
“Organization State” means the State in which an entity is organized.
“Organizational Documents” means [i] for a corporation, its Articles of Incorporation certified by the Secretary of State of the Organization State, as amended to date, and its Bylaws certified by such entity, as amended to date; [ii] for a partnership, its Partnership Agreement certified by such entity, as amended to date, and the Partnership Certificate, certified by the appropriate authority, as amended to date; and [iii] for a limited liability company, its Certificate of Formation certified by the Secretary of State of the Organization State, as amended to date, and its Operating Agreement certified by such entity, as amended to date.
“Payment Amount” means the amount of any Landlord Payment. The first Landlord Payment is the Acquisition Payment made on the Effective Date.
“Payment Date” means the date on which Landlord makes a Landlord Payment.
“Periodic Financial Statements” means [i] for Tenant and Subtenant, an unaudited balance sheet, statement of income and statement of cash flows for the most recent quarter; [ii] for the Facility, an unaudited Facility Financial Statement for the most recent month; and [iii] for each Guarantor, an unaudited balance sheet and statement of income of Guarantor for the most recent quarter. Statement of income shall be in substantially the form utilized as of the Effective Date and, for Subtenant only, shall include [a] a comparison of actual and budgeted revenues and expenses for the current period, year-to-date and year over year; and [b] a breakdown of patient and other revenues itemized by payor type.

“Permitted Exceptions” means all easements, liens, encumbrances, restrictions, agreements and other title matters existing as of the Facility Effective Date, including, without limitation, the exceptions to title set forth on Exhibit B attached hereto, and any sublease of any portion of the Leased Property made in complete accordance with Article 18.
“Permitted Liens” means [i] liens granted to Landlord or, to the extent securing the Assumed Obligations, to Lender; [ii] liens customarily incurred by Tenant or Subtenant in the ordinary course of business for items not delinquent, including mechanic’s liens and deposits and charges under workers’ compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Lease; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be reasonably satisfactory to Landlord if the original cost of the equipment exceeds $100,000.00 with respect to any Facility.
“Personal Property” means all machinery, equipment, furniture, furnishings, movable walls or partitions, computers (and all associated software), trade fixtures and other personal property (but excluding consumable inventory and supplies owned by Tenant) used in connection with the Leased Property, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Improvements.
“Portfolio Cash Flow” has the meaning set forth in §15.7.1.
“Portfolio Coverage Ratio” has the meaning set forth in §15.7.1.
“Prior Operators” means HCN-Libertyville, HCN-Naperville, HCN-Trumbull, SHP II/CSL Summit, LLC, Manager and any other affiliate of Seller which participated in the operation of the Facilities located on the Subject Property prior to the Purchase Closing.
“Prior Period Resident Revenues” means, with respect to any Lease Year, the Resident Revenues for all of the Leased Property (as of the commencement of such Lease Year) for the period commencing two months prior to the commencement of the preceding Lease Year and ending 12 months later. By way of illustration only, if the Prior Period Resident Revenues were being determined with respect to the Lease Year commencing as of January 1, 2011 and expiring December 31, 2011, the Prior Period Resident Revenues applicable to such Lease Year would be determined on the basis of the Resident Revenues for all of the Leased Property (as of January 1, 2011) for the period commencing as of November 1, 2009 and ending October 31, 2010.
“Project Improvements” means any addition to or major renovation of a Facility for which Contingent Payments are made by Landlord pursuant to §22.3.
“Purchase Agreement” means that certain Membership Interest Purchase and Sale Agreement dated December 22, 2010 between Seller and Purchaser pursuant to which Purchaser purchased HCN-Libertyville, HCN-Naperville and HCN-Trumbull.

“Purchase Closing” means, with respect to any Facility, the closing of the transaction contemplated by the Purchase Agreement, occurring immediately prior to the applicable Facility Effective Date.
“Purchaser” means HCN Capital Holdings II, LLC, a limited liability company organized under the laws of the State of Delaware and a directly or indirectly wholly owned subsidiary of HCN.
“Purchase Notice” has the meaning set forth in §13.1.
“Qualified Capital Expenditures” means the expenditures capitalized on the books of Tenant or Subtenant, including without limitation expenditures for any of the following: replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and major replacement of siding; major roof replacements, including major replacements of gutters, downspouts, eaves and soffits; major repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; major repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of building exterior; but excluding major alterations, additions and normal maintenance and repairs.
“Receivables” means [i] all of Tenant’s or Subtenant’s rights to receive payment for providing resident care and services as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant’s or Subtenant’s rights to receive payment for providing resident care services.
“Related Rights” means all easements, rights (including bed operating rights) and appurtenances relating to the Land and the Improvements.
“Renewal Date” means the first day of each Renewal Term.
“Renewal Option” has the meaning set forth in §12.1.
“Renewal Term” has the meaning set forth in §12.1.
“Rent” means Base Rent, Additional Charges and Default Rent.
“Rent Adjustment Date” means each anniversary of the Commencement Date; provided, however, upon the addition of a Facility to the Leased Property after the Commencement Date, this date will be adjusted by Landlord to take into account the Amendment Commencement Date for the added Facility and provide for one Rent Adjustment Date that is applicable for all Facilities during the Term.
“Rent Schedule” means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent Schedule is attached to this Lease as Schedule 1 or will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing.
“Rent Escalation Condition” means, as to any Lease Year, that the Prior Period Resident Revenues determined with respect to such Lease Year for all of the Leased Property (immediately prior to the commencement of such Lease Year) equal or exceed 90% of the Adjusted Base Year Resident Revenues for such Leased Property. By way of illustration only, for purposes of determining whether the Rent Escalation Condition has been satisfied for the Lease Year commencing as of January 1, 2013 and expiring as of December 31, 2013, the Resident Revenues for the period commencing as of November 1, 2011 and ending as of October 31, 2012 would be compared to the Adjusted Base Year Resident Revenues, in each case determined on the basis of that portion of the Leased Property that is subject to this Lease immediately prior to January 1, 2012, to determine whether the Prior Period Resident Revenues equal or exceed 90% of the Adjusted Base Year Resident Revenues.
“Resident Revenues” means revenues generated from the sale of goods or services at or through the Facilities, whether by Tenant, Subtenant or any subtenant or licensee of Tenant or Subtenant, or any other party, which revenues are primarily derived from services provided to residents (including, without limitation, revenues received or receivable for the use of or otherwise by reason of all rooms, units and other facilities provided, meals served, services performed or goods sold at the Facilities, but excluding revenues received by Tenant as rent or other consideration from the sublease of the Facilities to Subtenant), and which revenues shall be measured and computed using substantially the same methodology as during the period commencing on January 1, 2010 and ending on December 31, 2010 and net of contractual adjustments of governmental and other third party payors as shown on Exhibit C hereto.
“Replacement Operator” has the meaning set forth in §15.9.1.
“Roxbury Lease” means that certain Lease Agreement, dated effective as of April 16, 2010, between Midwest 108th & Q, LLC, a Landlord Affiliate, and CSL 108th & Q, LLC, an Affiliate of Tenant, as amended.
“Secured Party” has the meaning set forth in §23.1.
“Seller” means Senior Housing Partners II., L.P., a limited partnership organized under the laws of the State of Delaware, and Capital Senior Living Properties 4, Inc., a corporation organized under the laws of the State of Delaware, individually and collectively. Indemnitor is an affiliate of a partner of Seller.
“Special Focus Facility” means a skilled nursing facility that is included on the current Special Focus Facility List that is maintained by CMS and posted on the CMS website (www.cms.hhs.gov).
“Subject Property” means the Facility Property relating to the Libertyville Facility, Naperville Facility, Summit Facility and Trumbull Facility (as defined on Exhibit C).
“Subtenant” means each Subtenant of a Facility as identified on Exhibit C hereto, individually and collectively. Each Subtenant will be the licensed operator of its respective

Facility as shown on Exhibit C. References in this Lease to “Subtenant” shall mean each Subtenant individually and shall relate to such Subtenant’s respective Facility unless expressly stated otherwise.
“Tenant” has the meaning set forth in the introductory paragraph of this Lease.
“Tenant’s Property” has the meaning set forth in §11.1.
“Term” means the Initial Term and each Renewal Term.
“U.S. Publicly-Traded Entity” means a person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a person.
“Van Dorn Lease” means that certain Lease Agreement, dated effective as of April 16, 2010, between Midwest Van Dorn, LLC, a Landlord Affiliate, and CSL Van Dorn, LLC, an Affiliate of Tenant, as amended.
1.5 Landlord as Agent. With respect to its respective Facility, each Landlord appoints HCN as the agent and lawful attorney-in-fact of such Landlord to act for such Landlord for all purposes and actions of Landlord under this Lease and the other Lease Documents. All notices, consents, waivers and all other documents and instruments executed by HCN pursuant to the Lease Documents from time to time and all other actions of HCN as Landlord under the Lease Documents shall be binding upon such Landlord. All Rent payable under this Lease shall be paid to HCN.
ARTICLE 2: RENT
2.1 Base Rent. Tenant shall pay Landlord base rent (“Base Rent”) in advance in consecutive monthly installments payable on the first Business Day of each month during the Term commencing on the Commencement Date. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the Effective Date for the partial month, i.e., for the period commencing on the Effective Date and ending on the day before the Commencement Date. The Base Rent payable for the current Lease Year is as shown on the Rent Schedule, subject to adjustment pursuant to §2.2.2 if applicable. For each subsequent Lease Year of the Initial Term, the Base Rent shall be paid in accordance with the most recent revised Rent Schedule provided by Landlord pursuant to §2.2, as applicable. The Base Rent for each Renewal Term will be determined in accordance with §12.2.
2.2 Base Rent Adjustments.
2.2.1 Annual Increase of Base Rent. Commencing on the first Rent Adjustment Date and on each Rent Adjustment Date thereafter, provided that, as of such Rent Adjustment Date, the Rent Escalation Condition has been met for the just ending Lease Year, the annual Base Rent shall increase by the Annual Rent Increase for the Lease Year then just beginning. If, as of any Rent Adjustment Date, the Rent Escalation Condition has not been so met for the just ending Lease Year, then no Base Rent increase shall occur for the Lease Year then just beginning. However, if the Rent Escalation Condition has not been met for one or more Lease

Years, the Base Rent for the next Lease Year with respect to which the Rent Escalation Condition is satisfied shall be determined as if the Rent Escalation Condition had been satisfied for all previous Lease Years and the Base Rent had escalated pursuant to, and in accordance with, this §2.2.1 for all prior Lease Years. As of each Rent Adjustment Date, Landlord shall calculate the Annual Rent Increase and shall deliver the revised Rent Schedule to Tenant no later than 30 days after the Rent Adjustment Date. Until the revised Rent Schedule is delivered to Tenant, Tenant shall pay the monthly Base Rent with the Annual Rent Increase (paid in equal monthly installments) calculated based upon an Increaser Rate of three percent of the Actual Rate of Return for the prior Lease Year. After the revised Rent Schedule is delivered to Tenant, if the actual monthly Base Rent is more or less than the monthly Base Rent paid pursuant to the preceding sentence, the difference shall be added to or deducted from (as applicable) the monthly Base Rent payment made for the following month. Thereafter, Tenant shall make monthly Base Rent payments in accordance with the revised Rent Schedule.
2.2.2 Additional Landlord Payments. If Landlord makes a Landlord Payment other than the initial Acquisition Payment, the Base Rent will be increased effective on the Payment Date based upon the applicable rate of return to Landlord as set forth in the Commitment applied to such Landlord Payment. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the Rent Schedule in effect on the day before the Payment Date; and [ii] within 10 days following Landlord’s issuance of an invoice, pay the difference between the installment of Base Rent that Tenant paid to Landlord for such month and the installment of Base Rent actually due to Landlord for such month as a result of the Landlord Payment. On the first day of the month following receipt of the revised Rent Schedule, Tenant shall pay the monthly installment of Base Rent specified in the revised Rent Schedule.
2.3 Additional Charges. In addition to Base Rent, Tenant shall pay the Escrow Payments to Landlord or Landlord’s designee, all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease including any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the “Additional Charges”). If any Assumed Mortgage requires any Escrow Payments to be paid over to Lender, then, at Landlord’s request, Tenant shall make such payments directly to Lender. If any Escrow Payments are submitted to Landlord but required to be paid over to Lender, Landlord covenants that it shall timely forward each such payment to Lender as required under the Assumed Mortgage.
2.4 Place of Payment of Rent. Tenant shall make all payments of Rent to Landlord by electronic wire transfer in accordance with the wiring instructions set forth in Exhibit H attached hereto, subject to change in accordance with other written instructions provided by Landlord from time to time.
2.5 Net Lease. This Lease shall be deemed and construed to be an “absolute net lease”, and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction, recoupment or setoff. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.

2.6 No Termination, Abatement, Etc. Except as otherwise specifically provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or setoff or recoupment against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking (as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant’s use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity; [iii] except for Landlord’s breach of §21.1, any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law [a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.
ARTICLE 3: IMPOSITIONS AND UTILITIES
3.1 Payment of Impositions. Tenant shall pay, as Additional Charges, all Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may, subject to the terms of the Assumed Mortgage for so long as any of the Assumed Obligations remain outstanding, contest any Imposition in accordance with §3.7. Tenant shall deliver to Landlord [i] not more than 30 days after the due date of each Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 60 days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord. Tenant’s obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Tenant shall be entitled to any refund due from any taxing authority if no Event of Default shall have occurred hereunder and be continuing and if Tenant shall have paid all Impositions due and payable as of the date of the refund. Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in §8.8. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant’s option and at Tenant’s sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant’s expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall reimburse Landlord for all personal property taxes paid by Landlord within 30 days after receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Impositions imposed in respect to the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after such termination, and Tenant’s obligation to pay its prorated share thereof shall survive such termination.
3.2 Definition of Impositions. “Impositions” means, collectively, [i] taxes (including, without limitation, all capital stock and franchise taxes of Landlord imposed by the Facility State or any governmental entity in the Facility State due to this lease transaction or Landlord’s ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the Facility State because of Landlord’s ownership of the Leased Property or lease thereof to Tenant), all real estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed on Tenant’s operations of the Leased Property, including, without limitation, employee withholding taxes, income taxes and intangible taxes; [v] all taxes imposed by the Facility State or any governmental entity in the Facility State with respect to the conveyance of the Leased Property by Landlord to Tenant or Tenant’s designee, including, without limitation, conveyance taxes and capital gains taxes; and [vi] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord’s interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof. Tenant shall not, however, be required to pay any Federal or state tax based on gross or net income imposed on Landlord by any governmental entity other than the capital stock and franchise taxes described in clause [i] above.
3.3 Escrow of Impositions. Except to the extent already deposited as required under the Assumed Mortgage, Tenant shall deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year for real estate taxes, which sums shall be used by Landlord toward payment of such Impositions. In addition, if an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord’s election, except to the extent already deposited as required under the Assumed Mortgage, deposit with Landlord on the first day of each month a sum equal to l/12th of the Impositions assessed against the Leased Property for the preceding tax year other than for real estate taxes, which sums shall be used by Landlord toward payment of such Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes. If Impositions are deposited under the Assumed Mortgage, Landlord will cooperate with Tenant to have such deposits applied to the Impositions.
3.4 Utilities. Tenant shall pay, as Additional Charges, all taxes, assessments, charges, deposits, and bills for utilities, including, without limitation, charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord’s election, deposit with Landlord on the first day of each month a sum equal to l/12th of the amount of the annual utility expenses for the preceding Lease Year, which sums shall be used by Landlord to pay such utilities. Tenant shall, on demand, pay to Landlord any additional amount needed to pay such utilities. Landlord’s receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord. Tenant shall use its best efforts to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant’s failure to maintain sufficient heat in the Improvements.
3.5 Discontinuance of Utilities. Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant’s obligations under this Lease.
3.6 Business Expenses. Tenant acknowledges that it is solely responsible for all expenses and costs incurred in connection with the operation of the Facility on the Leased Property, including, without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.
3.7 Permitted Contests. Subject to the terms of the Assumed Mortgage, Tenant, on its own or on Landlord’s behalf (or in Landlord’s name), but at Tenant’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant’s counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant’s expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom.
ARTICLE 4: INSURANCE
4.1 Property Insurance. At Tenant’s expense, Tenant shall maintain in full force and effect a property insurance policy or policies insuring the Leased Property against the following:
(a) Loss or damage commonly covered by a “Special Form” policy insuring against physical loss or damage to the Improvements and Personal Property, including, but not limited to, risk of loss from fire, windstorm and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if the Leased Property is in a higher risk earthquake zone as determined by Landlord) and sinkholes (if usually recommended in the area of the Leased Property). The policy shall be in the amount of the full replacement value (as defined in §4.5) of the Improvements and Personal Property and shall contain a deductible amount reasonably acceptable to Landlord. Landlord shall be named as an additional insured. The policy shall include a stipulated value endorsement or agreed amount endorsement and endorsements for ordinance or law including demolition costs and increased cost of construction.

(b) If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.
(c) Consequential loss of rents and income coverage insuring against all “Special Form” risk of physical loss or damage with limits and deductible amounts reasonably acceptable to Landlord covering risk of loss during the first nine months of reconstruction, and containing an endorsement for extended period of indemnity of at least six months, and shall be written with a stipulated amount of coverage if available at a reasonable premium.
(d) If the Leased Property is located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.
(e) Loss or damage caused by the breakage of plate glass, if applicable, in commercially reasonable amounts reasonably acceptable to Landlord.
(f) Loss or damage commonly covered by blanket crime insurance, including employee dishonesty, loss of money orders or paper currency, depositor’s forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Landlord.
Additionally, to the extent the Assumed Mortgage requires Landlord to maintain insurance policies beyond those set forth in this §4.1, Tenant shall maintain such insurance policies in full force and effect and in compliance with the terms of the Assumed Mortgage.
4.2 Liability Insurance. At Tenant’s expense, Tenant shall maintain liability insurance against the following:
(a) Claims for personal injury or property damage commonly covered by comprehensive general liability insurance with endorsements for incidental malpractice, contractual, personal injury, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.
(b) Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.
(c) Claims for personal injury commonly covered by medical malpractice and professional liability insurance in commercially reasonable amounts acceptable to Landlord.

(d) Claims commonly covered by workers’ compensation insurance for all persons employed by Tenant on the Leased Property. Such workers’ compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.
Additionally, to the extent the Assumed Mortgage requires Landlord to maintain insurance policies beyond those set forth in this §4.2, Tenant shall maintain such insurance policies in full force and effect and in compliance with the terms of the Assumed Mortgage.
4.3 Builder’s Risk Insurance. In connection with any construction, Tenant shall maintain in full force and effect a builder’s completed value risk policy (“Builder’s Risk Policy”) of insurance in a nonreporting form insuring against all “Special Form” risk of physical loss or damage to the Improvements, including, but not limited to, risk of loss from fire, windstorm and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Leased Property is in a higher risk earthquake zone as determined by Landlord) and sinkholes (if usually recommended in the area of the Leased Property). The Builder’s Risk Policy shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder’s Risk Policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Landlord and, if required by the Assumed Obligations, Lender. Landlord shall be named as an additional insured. The Builder’s Risk Policy shall include an endorsement permitting initial occupancy.
4.4 Insurance Requirements. The following provisions shall apply to all insurance coverages required hereunder:
(a) The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld, and, for so long as any of the Assumed Obligations remain outstanding, shall be in form and substance required under the Assumed Mortgage.
(b) The carriers of all policies shall have a Best’s Rating of “A-” or better and a Best’s Financial Category of VII or higher and shall be authorized to do insurance business in the Facility State, and, for so long as any of the Assumed Obligations remain outstanding, shall meet the requirements otherwise required by Lender.
(c) Tenant shall be the “named insured” and Landlord and, for so long as any of the Assumed Obligations remain outstanding, Lender shall each be an “additional insured” on each policy.
(d) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. The policies of insurance shall provide that the policy may not be canceled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days’ prior written notice to Landlord and, if required by the Assumed Obligations, Lender.
(e) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall not be responsible for payment of premiums.
(f) All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear and, for so long as any of the Assumed Obligations remain outstanding, shall be subject to the restrictions set forth in the Assumed Mortgage.
(g) At least 30 days prior to the expiration of each insurance policy, Tenant shall deliver to Landlord and, for so long as any of the Assumed Obligations remain outstanding, Lender, a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant’s insurance agent.
(h) Tenant recognizes, acknowledges and agrees that the insurance requirements imposed under the Assumed Mortgage may be greater than the requirements in this Lease and that, to the extent such requirements are greater, Tenant shall comply with the requirements under the Assumed Mortgage.
4.5 Replacement Value. The term “full replacement value” means the actual replacement cost thereof from time to time, including increased cost of construction endorsement, with no reductions or deductions. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.
4.6 Blanket Policy. Notwithstanding anything to the contrary contained in this Article 4, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.
4.7 No Separate Insurance. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.
4.8 Waiver of Subrogation. Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.
4.9 Mortgages. The following provisions shall apply if Landlord now or hereafter places a mortgage on the Leased Property or any part thereof: [i] Tenant shall obtain a standard form of lender’s loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment shall require the consent of the mortgagee; and [iv] Tenant shall provide such other information and documents as may be required by the mortgagee. Notwithstanding the provisions of this §4.9 to the contrary, Landlord and Tenant each recognize and acknowledge that the Assumed Mortgage contains express provisions governing insurance for the Facility and that, for so long as any of the Assumed Obligations remain outstanding, to the extent any inconsistency exists between §4.9 hereof and the Assumed Mortgage, the terms of the Assumed Mortgage will control.
4.10 Escrows. After an Event of Default occurs hereunder, Tenant shall make such periodic payments of insurance premiums in accordance with Landlord’s requirements after receipt of notice thereof from Landlord.
ARTICLE 5: INDEMNITY
5.1 Tenant’s Indemnification. Tenant hereby indemnifies and agrees to hold harmless Landlord, Lender, Lender’s servicer of the Assumed Mortgage, any successors or assigns of Landlord, Lender, Lender’s servicer of the Assumed Mortgage, and Landlord’s, Lender’s, Lender’s servicer of the Assumed Mortgage’s, and such successors or assigns directors, officers, employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys’ fees, court costs, and the costs set forth in §8.7) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind, including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for by Tenant or its employees, agents or contractors; [vii] any obligations, costs or expenses arising under any Permitted Exceptions; [viii] any loss, damage, liability, penalty or expense incurred by Landlord in connection with the Assumed Obligations to the extent arising from an act or omission of Tenant or from Tenant’s default under this Lease or under the Assumed Note, Assumed Mortgage or related documents; and [ix] any loss, damage, liability, penalty or expense incurred by Landlord in connection with any breach of any obligation to Assumed Lender relating to environmental issues, except to the extent same are caused by the act or omission of Landlord. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, Lender or Lender’s servicer of the Assumed Mortgage, will defend the claim at Tenant’s expense with counsel selected by Tenant and reasonably satisfactory to Landlord, Lender or Lender’s servicer of the Assumed Mortgage. All amounts payable to Landlord, Lender or Lender’s servicer of the Assumed Mortgage under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by Landlord, Lender or Lender’s servicer of the Assumed Mortgage shall bear interest at Landlord’s rate of return as provided in the Commitment. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its best efforts to defend such action, suit or proceeding.
5.1.1 Notice of Claim. Landlord shall notify Tenant in writing of any claim or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes Tenant’s defense of any such action.
5.1.2 Survival of Covenants. The covenants of Tenant contained in this section shall remain in full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement of the provisions herein specified.
5.1.3 Reimbursement of Expenses. Unless prohibited by law, Tenant hereby agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Lease.
5.2 Environmental Indemnity; Audits. Tenant hereby indemnifies and agrees to hold harmless Landlord, Lender or Lender’s servicer of the Assumed Mortgage, any successors to Landlord’s, Lender’s or Lender’s servicer’s of the Assumed Mortgage, interest in this Lease, and their successors directors, officers, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable consultants’ and attorneys’ fees) incurred by Landlord, Lender or Lender’s servicer of the Assumed Mortgage, or any other indemnitee or assessed against any portion of the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to any Environmental Law. Tenant’s indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to [i] Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant’s occupancy of the Leased Property shall have fully terminated; or [ii] Hazardous Materials introduced to the Leased Property by Landlord, its agent, employees, successors or assigns. If at any time during the Term of this Lease any governmental authority notifies Landlord, Lender or Lender’s servicer of the Assumed Mortgage, or Tenant of a violation of any Environmental Law or Landlord, Lender or Lender’s servicer of the Assumed Mortgage reasonably believes that a Facility may violate any Environmental Law, Landlord, Lender or Lender’s servicer of the Assumed Mortgage may require one or more environmental audits of such portion of the Leased Property, in such form, scope and substance as specified by Landlord, Lender or Lender’s servicer of the Assumed Mortgage, at Tenant’s expense. Tenant shall, within 30 days after receipt of an invoice from Landlord, Lender or Lender’s servicer of the Assumed Mortgage, reimburse Landlord, Lender or Lender’s servicer of the Assumed Mortgage for all costs and expenses incurred in reviewing any environmental audit, including, without limitation, reasonable attorneys’ fees and costs.
5.3 Indemnitor Indemnification. Tenant shall cause Indemnitor to, and Indemnitor hereby agrees to, indemnify and hold harmless HCN and Landlord, any affiliates, successors or assigns of HCN or Landlord, and HCN’s and Landlord’s and each such affiliate’s, successor’s and assign’s directors, officers, members, managers, employees and agents (individually and collectively, “Indemnitee”) from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys’ fees and court costs) incurred in connection with or arising from any of the following: [i] any facts or circumstances involving or related to the Landlord entities, the Subject Property or the Assumed Obligations to the extent arising or relating to periods prior to the Purchase Closing; [ii] any operation, activity, work, or thing done, or permitted or suffered by Prior Operators or their affiliates, agents or employees on the Subject Property prior to the Purchase Closing; [iii] any acts, omissions, or negligence of Prior Operators or any person claiming under Prior Operators, or the contractors, agents, employees, invitees, or visitors of Prior Operators or any such person, occurring prior to the Purchase Closing; [iv] any misrepresentation by Tenant or Subtenant in any Closing Certificate delivered to Landlord as of the applicable Facility Effective Date; [v] any breach, violation, or nonperformance by Prior Operators or any of their affiliates or any person claiming under any such person or the employees, agents, contractors, invitees, or visitors of any such person, of any obligations imposed by any applicable law, ordinance, or governmental requirement of any kind as to the Subject Property; [vi] the valuation of the Subject Property for tax purposes as in existence prior to the Purchase Closing; [vii] any loss, cost or liability of Indemnitee to the extent arising as a result of the sale contemplated by the Purchase Agreement being structured as a sale of the equity interests in the Landlord entities rather than a sale of the fee interest in the Subject Property; or [viii] any liability of any Landlord entity not specifically disclosed to HCN pursuant to the Purchase Agreement. If any action or proceeding is brought against any Indemnitee by reason of any such claim, Indemnitor, upon notice from HCN, will defend the claim at Indemnitor’s expense with counsel selected by Indemnitor reasonably satisfactory to HCN. All amounts payable to Indemnitee under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by HCN shall bear interest at the rate of 18.5% per annum (except to the extent that applicable law would make that rate usurious and then the rate would be the highest rate allowable under applicable law).
5.3.1 Notice of Claim. HCN shall notify Indemnitor in writing of any claim or action brought against Indemnitee for which indemnity may be sought against Indemnitor pursuant to this section. Such notice shall be given in sufficient time to allow Indemnitor to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Indemnitor under this section unless and to the extent that the failure to give such notice precludes Indemnitor’s defense of any such action.
5.3.2 Survival of Covenants. The covenants of Indemnitor contained in this section shall remain in full force and effect after the Purchase Closing until the later of [i] two years after Purchase Closing or [ii] the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Indemnitee relating to the enforcement of the provisions herein specified.
5.3.3 Reimbursement of Expenses of Enforcement. Unless prohibited by law, Indemnitor hereby agrees to pay to Indemnitee all of the reasonable fees, charges and reasonable out-of-pocket expenses incurred by any Indemnitee in enforcing the provisions of this section.
5.4 Limitation of Landlord’s Liability. Except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents or employees, Landlord, its agents, and employees, will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant’s business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property, or from any other cause beyond Landlord’s control.
ARTICLE 6: USE AND ACCEPTANCE OF PREMISES
6.1 Use of Leased Property. Tenant shall use and occupy the Leased Property exclusively for the Facility Uses specified for each Facility and for all lawful or licensed ancillary uses, and for no other purpose without the prior written consent of Landlord. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Property as herein permitted. Tenant shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency within 10 days after Tenant’s receipt of each item.

6.2 Acceptance of Leased Property. Tenant acknowledges that [i] Tenant and its agents have had an opportunity to inspect the Leased Property; [ii] Tenant has found the Leased Property fit for Tenant’s use; [iii] Landlord will deliver the Leased Property to Tenant in “as-is” condition; [iv] Landlord is not obligated to make any improvements or repairs to the Leased Property; and [v] the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.
6.3 Conditions of Use and Occupancy. Tenant agrees that during the Term it shall use and keep the Leased Property in a safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra-hazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof. Landlord shall have the right to have an annual inspection of the Leased Property performed and Tenant shall pay an inspection fee of $1,500.00 per Facility plus Landlord’s reasonable out-of-pocket expenses within 30 days after receipt of Landlord’s invoice.
ARTICLE 7: MAINTENANCE AND MECHANICS’ LIENS
7.1 Maintenance. Except for damages caused by a Casualty or a Taking, which shall be subject to the provisions of Articles 9 and 10 hereof, respectively, Tenant shall maintain, repair, and replace the Leased Property, including, without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, HVAC systems, equipment, parking areas, sidewalks, water, sewer and gas connections, pipes and mains, ordinary wear and tear excepted. Tenant shall pay, as Additional Charges, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall at all times maintain, operate and otherwise manage the Leased Property on a basis and in a manner consistent with the standards of quality competing facilities in the market areas served by the Leased Property. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or the property to be repaired shall be replaced. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any parts thereof for the Facility Uses. Tenant shall permit Landlord to inspect the Leased Property at all reasonable times, and if Landlord gives Tenant notice of maintenance problem areas, Tenant shall deliver to Landlord a plan of correction within 20 Business Days after receipt of the notice. Tenant shall diligently pursue correction of all problem areas within 60 days after receipt of the notice and, upon expiration of the 60-day period, shall deliver evidence of completion to Landlord or an interim report evidencing Tenant’s diligent progress towards completion and, at the end of the next 60-day period, evidence of satisfactory completion. Upon completion, Landlord shall have the right to re-inspect the Facility and Tenant shall pay Landlord’s reasonable out-of-pocket expenses within 30 days after receipt of Landlord’s invoice. At each inspection of the Leased Property by Landlord, the Facility employee in charge of maintenance shall be available to tour the Facility with Landlord and answer questions. Tenant further agrees to allow Lender access to the Facility consistent with the terms of the Assumed Mortgage.
7.2 Required Alterations. Tenant shall, at Tenant’s sole cost and expense, make any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by Tenant’s use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatsoever. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of §16.4.
7.3 Mechanic’s Liens. Tenant shall have no authority to permit or create a lien against Landlord’s interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord’s interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic’s liens against the Leased Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Tenant shall remove, bond-off, or otherwise obtain the release of any mechanic’s lien filed against the Leased Property within 10 days after notice of the filing thereof. Tenant shall pay all expenses in connection therewith, including, without limitation, damages, interest, court costs and reasonable attorneys’ fees.
7.4 Replacements of Fixtures and Landlord’s Personal Property. Tenant shall not remove Fixtures and Landlord’s Personal Property from the Leased Property except to replace the Fixtures and Landlord’s Personal Property by other similar items of equal quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord’s ownership of Landlord’s Personal Property and replacements therefor. Subject to the terms of the Assumed Mortgage, Tenant may finance replacements for the Fixtures and Landlord’s Personal Property by equipment lease or by a security agreement and financing statement if [i] Landlord has consented to the terms and conditions of the equipment lease or security agreement; and [ii] the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Notwithstanding the foregoing, Landlord and Tenant recognize and acknowledge that Lender’s consent is required under the terms of the Assumed Mortgage for certain replacements of Fixtures and Landlord’s Personal Property. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including, without limitation, reasonable attorneys’ fees and costs.
ARTICLE 8: DEFAULTS AND REMEDIES
8.1 Events of Default. The occurrence of any one or more of the following shall be an event of default (“Event of Default”) hereunder without any advance notice to Tenant unless specified herein:
(a) Tenant fails to pay in full [i] any installment of Base Rent within 10 days after such payment is due (or such earlier time as is required for the payment of principal and interest under the Assumed Note and related documents) or, [ii] any Additional Charges or any other monetary obligation payable by Tenant under this Lease (including the Option Price) within 10 days after the time period for payment thereof set forth in this Lease.
(b) Tenant, Subtenant or Guarantor (where applicable) fails to comply with any covenant set forth in Article 14 (other than §14.8), §15.6, §15.7, the last sentence of §15.8 or Article 20 of this Lease.
(c) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default it cannot be remedied within 30 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of §8.1.
(d) Tenant or Subtenant abandons or vacates any Facility Property or any material part thereof, ceases to operate any Facility, ceases to do business or ceases to exist for any reason for any one or more days.
(e) [i] The filing by Tenant, Subtenant or Guarantor of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant, Subtenant or Guarantor; [ii] the failure by Tenant, Subtenant or Guarantor within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against such party, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant, Subtenant or Guarantor; [iv] any assignment by Tenant, Subtenant or Guarantor for the benefit of its creditors; [v] the entry by Tenant, Subtenant or Guarantor into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant, Subtenant or Guarantor in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant, Subtenant or Guarantor (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).
(f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered against the Leased Property, Tenant or Subtenant of more than $200,000.00 which affect the Leased Property or any part thereof, which is not dismissed, discharged, or bonded off within 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant, Subtenant or Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [v] Tenant, Subtenant or Guarantor is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant, Subtenant or Guarantor from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant or Subtenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 60 days.
(g) Any representation or warranty made by Tenant, Subtenant or Guarantor in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant, Subtenant or Guarantor pursuant hereto or thereto shall prove to be false or misleading in any material respect as of the date made.
(h) The occurrence of a default under any Material Obligation (not including any Obligor Group Obligation), and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time.
(i) [i] The license for the Facility or any other Government Authorization is canceled, suspended, reduced to provisional or temporary, or otherwise invalidated and not reinstated within 60 days thereafter, [ii] license revocation or decertification proceedings are commenced against Tenant or Subtenant and not dismissed within 60 days, [iii] any reduction occurs in the number of licensed beds or units at the Facility and such original number of beds is not reinstated within 60 days, [iv] an admissions ban is issued for the Facility and not dismissed within 60 days; or [v] the Facility is identified by CMS as a Special Focus Facility.

8.2 Remedies. Upon the occurrence of an Event of Default under this Lease or any Lease Document, and at any time thereafter until Landlord waives the default in writing or acknowledges cure of the default in writing, at Landlord’s option, without declaration, notice of nonperformance, protest, notice of protest, notice of default, notice to quit or any other notice or demand of any kind, Landlord may exercise any and all rights and remedies provided in this Lease or any Lease Document or otherwise provided under law or in equity, including, without limitation, any one or more of the following remedies (provided that Landlord shall not be entitled to recover the same or equivalent damages more than once):
(a) Landlord may re-enter and take possession of the Leased Property without terminating this Lease, and lease the Leased Property for the account of Tenant, holding Tenant liable for all costs of Landlord in reletting the Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.
(b) Landlord may terminate this Lease by written notice to Tenant, exclude Tenant from possession of the Leased Property and use reasonable efforts to lease the Leased Property to others at a commercially available rent, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under this Lease.
(c) Landlord may re-enter the Leased Property and have, repossess and enjoy the Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession; but Tenant shall not be liable for Rent with respect to periods from and after such event.
(d) Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property.
(e) Landlord may accelerate all of the unpaid Rent hereunder based on the then current Rent Schedule and Tenant shall be liable for the present value of the aggregate Rent for the unexpired term of this Lease, discounted at an annual rate equal to the then-current U.S. Treasury Note rate for the closest comparable term.
(f) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under this Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.
(g) With respect to the Collateral or any portion thereof and Secured Party’s security interest therein, Secured Party may exercise all of its rights as secured party under Article 9. Secured Party may sell the Collateral by public or private sale upon 10 days’ notice to Tenant or Subtenant. Tenant and Subtenant agree that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Secured Party, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.

(h) Secured Party may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the Obligor Group Obligations unless prohibited by law. Tenant and Subtenant appoint HCN or its designee as attorney for Tenant and Subtenant, respectively, with powers [i] to receive, to endorse, to sign and/or to deliver, in Tenant’s or Subtenant’s name or Secured Party’s name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant’s or Subtenant’s name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Secured Party shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Secured Party’s option, Tenant and Subtenant shall [i] provide Secured Party a full accounting of all amounts received on account of Receivables with such frequency and in such form as Secured Party may require, either with or without applying all collections on Receivables in payment of the Obligor Group Obligations or [ii] deliver to Secured Party on the day of receipt all such collections in the form received and duly endorsed by Tenant or Subtenant, as applicable. At Secured Party’s request, Tenant and Subtenant shall institute any action or enter into any settlement determined by Secured Party to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Secured Party may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Secured Party, thereby terminating Tenant’s and Subtenant’s authority to collect Receivables. After terminating Tenant’s and Subtenant’s authority to enforce or collect Receivables, Secured Party shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Secured Party shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Tenant’s and Subtenant’s cost and expense, but on behalf of Secured Party and for Secured Party’s account, Tenant and Subtenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Secured Party, but Tenant and Subtenant may commingle such collections with Tenant’s and Subtenant’s own funds, until Tenant’s and Subtenant’s authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Secured Party does not assume any of Tenant’s or Subtenant’s obligations under any Receivable, and Secured Party shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant or Subtenant.
(i) Without waiving any prior or subsequent Event of Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.
(j) Landlord may terminate its obligation, if any, to disburse any Landlord Payments.
(k) Landlord may enter and take possession of the Land or any portion thereof and any one or more Facilities without terminating this Lease and complete construction and renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under the Lease Documents. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints HCN its lawful attorney-in-fact with full power to do any of the following: [i] complete construction, renovation and equipping of the Improvements in the name of Tenant; [ii] use unadvanced funds remaining under the Investment Amount, or funds that may be reserved, escrowed, or set aside for any purposes hereunder at any time, or to advance funds in excess of the Investment Amount, to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] execute all applications and certificates, in the name of Tenant, that may be required in connection with any construction; [vii] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the Improvements; and [viii] to execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Secured Party or Secured Party’s designee. This power of attorney is a power coupled with an interest and cannot be revoked.
(l) Landlord may apply, with or without notice to Tenant, for the appointment of a receiver (“Receiver”) for Tenant or Tenant’s business or for the Leased Property. Unless prohibited by law, such appointment may be made either before or after termination of Tenant’s possession of the Leased Property, without notice, without regard to the solvency or insolvency of Tenant at the time of application for such Receiver and without regard to the then value of the Leased Property, and Secured Party may be appointed as Receiver. After the occurrence of an Event of Default, Landlord shall be entitled to appointment of a receiver as a matter of right and without the need to make any showing other than the existence of an Event of Default. The Receiver shall have the power to collect the rents, income, profits and Receivables of the Leased Property during the pendency of the receivership and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Leased Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Rent or any other monetary obligation of Tenant under this Lease, including, without limitation, any losses or damages incurred by Landlord under this Lease. Tenant, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
(m) Landlord may terminate any management agreement with respect to any of the Leased Property and shall have the right to retain, at commercially reasonable rates, one or more managers for the Leased Property at the expense of Tenant, such manager(s) to serve for such term and at such compensation as Landlord reasonably determines is necessary under the circumstances.
8.3 Right of Setoff. Landlord may, and is hereby authorized by Tenant to, at any time and from time to time without advance notice to Tenant (any such notice being expressly waived by Tenant), setoff or recoup and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.
8.4 Performance of Tenant’s Covenants. Landlord may perform any obligation of Tenant which Tenant has failed to perform within five days after Landlord has sent a written notice to Tenant informing it of its specific failure. Tenant shall reimburse Landlord on demand, as Additional Charges, for any expenditures thus incurred by Landlord and shall pay interest thereon at Landlord’s rate of return as provided in the Commitment.
8.5 Late Payment Charge. Tenant acknowledges that any default in the payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10-day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.
8.6 Default Rent. At Landlord’s option at any time after the occurrence of an Event of Default and while such Event of Default remains uncured, the Base Rent payable under this Lease shall be increased to reflect Landlord’s rate of return of 12.0% per annum on the Investment Amount (“Default Rent”); provided, however, that if a court of competent jurisdiction determines that any other amounts payable under this Lease are deemed to be interest, the Default Rent shall be adjusted to ensure that the aggregate interest payable under this Lease does not accrue at a rate in excess of the maximum legal rate.
8.7 Attorneys’ Fees. Tenant shall pay all reasonable costs and expenses incurred by Landlord in enforcing or preserving Landlord’s rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, without limitation, [i] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements, whether in-house counsel or outside counsel; and [iii] the reasonable expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such reasonable costs, expenses, charges and fees payable by Tenant shall be deemed to be Additional Charges under this Lease.
8.8 Escrows and Application of Payments. As security for the performance of the Obligor Group Obligations, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease, all Escrow Payments and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance of an Event of Default shall be applied to the Obligor Group Obligations in the order which Landlord may determine. Tenant further acknowledges that Landlord may be required to grant to Lender a security interest in Landlord’s collateral right to such escrowed monies, Escrow Payments and deposits.
8.9 Remedies Cumulative. The remedies of Landlord herein are cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.
8.10 Waivers. Tenant waives [i] any notice required by statute or other law as a condition to bringing an action for possession of, or eviction from, any of the Leased Property, [ii] any right of re-entry or repossession, [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Lease, [iv] any objections, defenses, claims or rights with respect to the exercise by Landlord of any rights or remedies, [v] any right of redemption whether pursuant to statute, at law or in equity, [vi] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor, notices to quit and any other notice or demand of any kind, and [vii] all notices of the existence, creation or incurring of any obligation or advance under this Lease before or after this date.
8.11 Obligations Under the Bankruptcy Code. Upon filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Leased Property, an amount equal to all Rent due pursuant to this Lease. Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of the assumption and/or assignment of this Lease are the following: [i] the cure of any monetary defaults and reimbursement of pecuniary loss within not more than 15 Business Days of assumption and/or assignment; [ii] the deposit of an additional amount equal to not less than three months’ Base Rent, which amount is agreed to be a necessary and appropriate deposit to adequately assure the future performance under this Lease of the Tenant or its assignee; and [iii] the continued use of the Leased Property for the Facility Uses. Nothing herein shall be construed as an agreement by Landlord to any assignment of this Lease or a waiver of Landlord’s right to seek adequate assurance of future performance in addition to that set forth hereinabove in connection with any proposed assumption and/or assignment of this Lease.
ARTICLE 9: DAMAGE AND DESTRUCTION
9.1 Notice of Casualty. If the Leased Property shall be destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty in excess of $150,000.00 (a “Casualty”), Tenant shall give written notice thereof to Landlord within three Business Days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty, including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.
9.2 Substantial Destruction.
9.2.1 If any Facility’s Improvements are substantially destroyed at any time other than during the final 12 months of the Initial Term or any Renewal Term, Tenant shall promptly rebuild and restore such Improvements in accordance with §9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration. The term “substantially destroyed” means any casualty resulting in the loss of use of 50% or more of the licensed beds at any one Facility.
9.2.2 If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term or any Renewal Term, Landlord may elect to terminate this Lease with respect to the entire Leased Property and retain the insurance proceeds unless Tenant exercises its option to renew as set forth in §9.2.3 or exercises its option to purchase as set forth in §9.2.4. If Landlord elects to terminate, Landlord shall give notice (“Termination Notice”) of its election to terminate this Lease within 30 days after receipt of Tenant’s notice of the damage. If Tenant does not exercise its option to renew under §9.2.3 or its option to purchase under §9.2.4 within 30 days after delivery of the Termination Notice, this Lease shall terminate on the 30th day after delivery of the Termination Notice. If this Lease is so terminated, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease through the effective date of termination.
9.2.3 If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term and Landlord gives the Termination Notice, Tenant shall have the option to renew this Lease with respect to the entire Leased Property (but not any part thereof). Tenant shall give Landlord irrevocable notice of Tenant’s election to renew within 30 days after delivery of the Termination Notice. If Tenant elects to renew, the Renewal Term will be in effect for the balance of the then current Term plus a 15-year period. The Renewal Term will commence on the third day following Landlord’s receipt of Tenant’s notice of renewal. All other terms of this Lease for the Renewal Term shall be in accordance with Article 12. The Improvements will be restored by Tenant in accordance with the provisions of this Article 9 regarding partial destruction.
9.2.4 If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term or any Renewal Term and Landlord gives the Termination Notice,

Tenant shall have the option to purchase the entire Leased Property (but not any part thereof). Tenant shall give Landlord notice of Tenant’s election to purchase within 30 days after delivery of the Termination Notice. If Tenant elects to purchase the Leased Property, the Option Price will be determined in accordance with §13.2 and the Fair Market Value will be determined in accordance with §13.3 except as otherwise provided in this section. For purposes of determining the Fair Market Value, the Leased Property will be valued as if it had been restored to be equal in value to the Leased Property existing immediately prior to the occurrence of the damage. All other terms of the option to purchase shall be in accordance with Article 13. Landlord shall hold the insurance proceeds until the closing of the purchase of the Leased Property and at closing shall deliver the proceeds to Tenant.
9.3 Partial Destruction. If any Facility’s Improvements are not substantially destroyed, then Tenant shall comply with the provisions of §9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration.
9.4 Restoration. Tenant shall promptly repair, rebuild, or restore the damaged Leased Property, at Tenant’s expense, so as to make the Leased Property as close as possible in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord’s approval, which approval Landlord will not unreasonably withhold or delay, plans and specifications meeting the requirements of §16.2 for such repairs or rebuilding. Promptly after receiving Landlord’s approval of the plans and specifications and receiving the proceeds of insurance, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant’s reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including attorneys’ fees. Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Payments for deposits for the repairing or rebuilding or delivery of materials to the Facility will be made upon Landlord’s receipt of evidence reasonably satisfactory to Landlord that such payments are required in advance. Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord’s approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold 10% from each payment until the work is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding. Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy or local equivalent before the damaged Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic’s or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant’s property.
9.5 Insufficient Proceeds. If the proceeds of any insurance settlement are not sufficient to pay the costs of Tenant’s repair, rebuilding or restoration under §9.4 in full, Tenant shall deposit with Landlord at Landlord’s option, and within 10 days of Landlord’s request, an amount sufficient in Landlord’s reasonable judgment to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent. Landlord shall disburse such deposit at the same time and in the same manner as Landlord disburses insurance proceeds under §9.4 hereof.
9.6 Not Trust Funds. Notwithstanding anything herein or at law or equity to the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased Property from any casualty whatsoever, whether or not insurable or insured against.
9.7 Landlord’s Inspection. During the progress of such repairs or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant’s obligations to supply insurance, according to Article 4, will be applicable to any repairs or rebuilding under this section.
9.8 Landlord’s Costs. Tenant shall, within 30 days after receipt of an invoice from Landlord, pay the costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord’s attorneys in connection therewith.
9.9 No Rent Abatement. Rent will not abate pending the repairs or rebuilding of the Leased Property.
9.10 Assumed Mortgage. Notwithstanding the provisions of this Article 9 to the contrary, Landlord and Tenant each recognize and acknowledge that the Assumed Mortgage contains express provisions governing the restoration of the Encumbered Facility and that, for so long as any of the Assumed Obligations remain outstanding, to the extent any inconsistency exists between Article 9 of this Lease and the Assumed Mortgage, the terms of the Assumed Mortgage shall control with respect to the applicable Encumbered Facility.
ARTICLE 10: CONDEMNATION
10.1 Total Taking. If, by exercise of the right of eminent domain or by conveyance made in response to the threat of the exercise of such right (“Taking”), any entire Facility Property is taken, or so much of any Facility Property is taken that the Facility Property cannot be used by Tenant for the purposes for which it was used immediately before the Taking, then this Lease will end with respect to such Facility Property only on the earlier of the vesting of title to the Facility Property in the condemning authority or the taking of possession of the Facility Property by the condemning authority. Upon such termination, the Investment Amount shall be reduced by the actual net award for such Taking received by Landlord and Rent hereunder shall be reduced accordingly unless there is only one Facility Property subject to this Lease in which case the Lease will terminate. The termination of this Lease as to one Facility Property due to a taking is the result of circumstances beyond the control of Landlord and Tenant and the parties affirm that, except for such specific isolated situation, this Lease is intended to be a single indivisible lease. All damages awarded for such Taking under the power of eminent domain shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Facility Property.
10.1.1 If any Facility Property is taken during the final 12 months of the Initial Term or any Renewal Term, Landlord shall have the option to terminate this Lease with respect to all Leased Property. If Landlord elects to terminate this Lease with respect to all Leased Property, Landlord shall give notice (the “Taking Termination Notice”) of its election to terminate this Lease within 30 days after receipt of Tenant’s notice of the Taking. In such case, Tenant shall have the option to purchase all of the Leased Property, other than the Facility Property subject to the Taking. Tenant shall give Landlord notice of Tenant’s election to purchase within 30 days after delivery of the Taking Termination Notice. If Tenant elects to purchase all of the Leased Property, the Option Price will be determined in accordance with §13.2 and the Fair Market Value will be determined in accordance with §13.3. All other terms of the option to purchase shall be in accordance with Article 13.
10.1.2 If any Facility Property is taken during the final 12 months of the Initial Term and Landlord gives the Taking Termination Notice, Tenant shall have the option to renew this Lease with respect to the entire Leased Property (other than the Leased Property subject to the Taking), but not any part thereof. Tenant shall give Landlord irrevocable notice of Tenant’s election to renew within 30 days after delivery of the Taking Termination Notice. If Tenant elects to so renew, the Renewal Term will be in effect for the balance of the then current Term plus a 15-year period. The Renewal Term will commence on the third day following Landlord’s receipt of Tenant’s notice of renewal. All other terms of this Lease for the Renewal Term shall be in accordance with Article 12.
10.2 Partial Taking. If, after a Taking, so much of the Facility Property remains that the Facility Property can be used for substantially the same purposes for which it was used immediately before the Taking, then [i] this Lease will end as to the part taken on the earlier of the vesting of title to such Leased Property in the condemning authority or the taking of possession of such Leased Property by the condemning authority and the Rent will be adjusted accordingly; [ii] at its cost, Tenant shall restore so much of the Facility Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; [iii] upon completion of the restoration, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, attorneys’, appraisers’, and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Facility Property), or Tenant’s actual out-of-pocket costs of restoring the Facility Property; and [iv] Landlord shall be entitled to the balance of the net award. The restoration shall be completed in accordance with §§9.4, 9.5, 9.7, 9.8 and 9.9 with such provisions deemed to apply to condemnation instead of casualty.
10.3 Condemnation Proceeds Not Trust Funds. Notwithstanding anything in this Lease or at law or equity to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Taking.
10.4 Assumed Mortgage. Notwithstanding the provisions of this Article 10 to the contrary, Landlord and Tenant each recognize and acknowledge that the Assumed Mortgage contains express provisions governing Takings and that, for so long as any of the Assumed Obligations remain outstanding, to the extent any inconsistency exists between Article 10 of this Lease and the Assumed Mortgage, the terms of the Assumed Mortgage shall control with respect to the applicable Encumbered Facility.
ARTICLE 11: TENANT’S PROPERTY
11.1 Tenant’s Property. Tenant shall install, place, and use on the Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to Landlord’s Personal Property as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as “Tenant’s Property”.
11.2 Requirements for Tenant’s Property. Tenant shall comply with all of the following requirements in connection with Tenant’s Property:
(a) Tenant shall, at Tenant’s sole cost and expense, maintain, repair, and replace Tenant’s Property.
(b) Tenant shall, at Tenant’s sole cost and expense, keep Tenant’s Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant’s Property. The insurance shall meet the requirements of §4.3.
(c) Tenant shall pay all taxes applicable to Tenant’s Property.
(d) If Tenant’s Property is damaged or destroyed by fire or any other cause, Tenant shall promptly repair or replace Tenant’s Property unless Landlord elects to terminate this Lease pursuant to §9.2.2.
(e) Unless an Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant’s Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant); and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Tenant’s Property.
(f) Tenant shall not, without the prior written consent of Landlord or as otherwise provided in this Lease, remove (without replacing) any Tenant’s Property or Leased Property. Tenant shall, at Landlord’s option, remove Tenant’s Property upon the termination or expiration of this Lease and shall repair any damage to the Leased Property resulting from the removal of Tenant’s Property. If Tenant fails to remove Tenant’s Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant’s Property, Tenant’s Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant’s Property. In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant’s Property and repairing any damage caused by such removal. Tenant’s obligations hereunder shall survive the termination or expiration of this Lease.
(g) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant’s Property. For equipment loans or leases for equipment having an original cost in excess of $100,000.00 with respect to any Facility, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including, without limitation, reasonable attorneys’ fees and costs.

ARTICLE 12: RENEWAL OPTIONS
12.1 Renewal Options. Tenant has the option to renew (“Renewal Option”) this Lease for one 15-year renewal term (“Renewal Term”). Tenant can exercise the Renewal Option only upon satisfaction of the following conditions:
(a) There shall be no uncured Event of Default, or any event which with the passage of time or giving of notice would constitute an Event of Default, at the time Tenant exercises its Renewal Option nor on the date the Renewal Term is to commence.
(b) Tenant shall give Landlord irrevocable written notice of renewal no later than the date which is [i] 90 days prior to the expiration date of the then current Term; or [ii] 30 days after Landlord’s delivery of the Termination Notice as set forth in §9.2.3.
(c) Tenant shall pay all amounts, costs, expenses, charges, Rent and other items payable by Tenant to Landlord, including, but not limited to, enforcement costs as set forth in §8.7, on the Renewal Date.
12.2 Effect of Renewal. The following terms and conditions will be applicable if Tenant renews the Lease:
(a) Effective Date. Except as otherwise provided in §9.2.3, the effective date of any Renewal Term will be the first day after the expiration date of the then current Term. The first day of each Renewal Term is also referred to as the Renewal Date.
(b) Investment Amount. Effective as of the Renewal Date, a single Investment Amount will be computed by summing all Landlord Payments made to date which have not theretofore been repaid to Landlord.
(c) Rent Adjustment. Effective as of the Renewal Date, Landlord shall calculate Base Rent for the first Lease Year of the Renewal Term based upon a fair market value lease rate, with a floor of the prior Lease Year’s Actual Rate of Return plus the Increaser Rate for the first Lease Year of the Renewal Term and shall issue a new Rent Schedule reflecting the Base Rent adjustment. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the Rent Schedule in effect on the day before the Renewal Date; and [ii] within 10 days following Landlord’s issuance of an invoice, pay the difference between the installment of Base Rent paid to Landlord for such month and the installment of Base Rent actually due for such month as a result of the renewal of the Lease.
(d) Other Terms and Conditions. Except for the modifications set forth in this §12.2, all other terms and conditions of the Lease will remain the same for the Renewal Term.
ARTICLE 13: OPTION TO PURCHASE
13.1 Option to Purchase. Landlord hereby grants to Tenant an option to purchase (“Option to Purchase”) all of the Leased Property (but not any part thereof) in accordance with the terms and conditions of this Article 13. Tenant may exercise its Option to Purchase only by giving an irrevocable notice of Tenant’s election to purchase the Leased Property (“Purchase Notice”) in accordance with the following:
(a) During the Initial Term or any Renewal Term, Tenant must give a Purchase Notice no earlier than the date which is 180 days, and no later than the date which is 90 days, prior to the expiration date of the then current Term of this Lease.
(b) If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term or any Renewal Term, Tenant must give a Purchase Notice within 30 days after Landlord gives the Termination Notice pursuant to §9.2.4.
(c) If any Facility Property is taken during the final 12 months of the Initial Term or any Renewal Term by exercise of the right of eminent domain or by conveyance made in response to the threat of the exercise of such right, Tenant must give a Purchase Notice within 30 days after delivery of the notice of Landlord’s intent to terminate pursuant to §10.1.1.
Tenant shall have no right to exercise the Option to Purchase other than in accordance with the terms of this Article 13.
Tenant acknowledges that the Assumed Mortgage contains a due on sale clause, and that the Assumed Note and the Assumed Mortgage contain additional restrictions on prepayment and assignment, absent payment in full of the Assumed Obligations, and that any purchase by Tenant of an Encumbered Facility may require approval by third parties. Tenant shall bear all responsibility and costs related to obtaining any such approvals and such releases or assignments of the Assumed Note and the Assumed Mortgage as are necessary to effectuate a transfer of an Encumbered Facility to Tenant upon exercise of the Option to Purchase and Landlord shall cooperate in good faith with Tenant’s efforts to obtain such approvals as Tenant may reasonably request. No transfer of any interest in an Encumbered Facility under the Option to Purchase shall be effective prior to such approvals.
13.2 Option Price. The option price (“Option Price”) will be an amount equal to the greater of [i] the Investment Amount; or [ii] the sum of [a] the Investment Amount plus [b] 100% of the difference between the Fair Market Value at the time of the option exercise and the Investment Amount. In addition to the Option Price, Tenant shall pay all closing costs and expenses in connection with the transfer of the Leased Property to Tenant, including, but not limited to, the following: [a] real property conveyance or transfer fees or deed stamps; [b] title search fees, title insurance commitment fees, and title insurance premiums; [c] survey fees; [d] environmental assessment fees; [e] recording fees; [f] attorneys’ fees of Landlord’s counsel; [g] fees of any escrow agent; and [h] any prepayment charges related to the Assumed Mortgage or the Assumed Note, if being prepaid (and not assumed). Tenant shall also pay all amounts, costs, expenses, charges, Rent and other items payable by Tenant to Landlord, including, but not limited to, enforcement costs as set forth in §8.7.

13.3 Fair Market Value. The fair market value (the “Fair Market Value”) of the Leased Property shall be determined as follows.
13.3.1 The parties shall attempt to determine the Fair Market Value by mutual agreement within 30 days after giving the Purchase Notice. However, if the parties do not agree on the Fair Market Value within such 30-day period, the following provisions shall apply.
13.3.2 Landlord and Tenant shall each give the other party notice of the name of an acceptable appraiser 30 days after giving of the Purchase Notice. The two appraisers will then select a third appraiser within an additional five days. Each appraiser must demonstrate to the reasonable satisfaction of both Landlord and Tenant that it has significant experience in appraising properties similar to the Leased Property. Within five days after designation, each appraiser shall submit a resume to Landlord and Tenant setting forth such appraiser’s qualifications, including education and experience with similar properties. A notice of objections to the qualifications of any appraiser shall be given within 10 days after receipt of such resume. If a party fails to timely object to the qualifications of an appraiser, then the appraiser shall be conclusively deemed satisfactory. If a party gives a timely notice of objection to the qualifications of an appraiser, then the disqualified appraiser shall be replaced by an appraiser selected by the qualified appraisers or, if all appraisers are disqualified, then by an appraiser selected by a commercial arbitrator acceptable to Landlord and Tenant.
13.3.3 The Fair Market Value shall be determined by the appraisers within 60 days thereafter as follows. Each of the appraisers shall be instructed to prepare an appraisal of the Leased Property in accordance with the following instructions:
The Leased Property is to be valued upon the three conventional approaches to estimate value known as the Income, Sales Comparison and Cost Approaches. Once the approaches are completed, the appraiser correlates the individual approaches into a final value conclusion.
The three approaches to estimate value are summarized as follows:
Income Approach: This valuation approach recognizes that the value of the operating tangible and intangible assets can be represented by the expected economic viability of the business giving returns on and of the assets.
Sales Comparison Approach: This valuation approach is based upon the principle of substitution. When a facility is replaceable in the market, the market approach assumes that value tends to be set at the price of acquiring an equally desirable substitute facility. Since healthcare market conditions change and frequently are subject to regulatory and financing environments, adjustments need to be considered. These adjustments also consider the operating differences such as services and demographics.

Cost Approach: This valuation approach estimates the value of the tangible assets only. Value is represented by the market value of the land plus the depreciated reproduction cost of all improvements and equipment.
In general, the Income and Sales Comparison Approaches are considered the best representation of value because they cover both tangibles and intangible assets, consider the operating characteristics of the business and have the most significant influence on attracting potential investors.
The appraised values submitted by the three appraisers shall be ranked from highest value to middle value to lowest value, the appraised value (highest or lowest) which is furthest from the middle appraised value shall be discarded, and the remaining two appraised values shall be averaged to arrive at the Fair Market Value.
13.3.4 In the event of any condemnation, similar taking or threat thereof with respect to any part of the Leased Property or any insured or partially insured casualty loss to any part of the Leased Property after Tenant has exercised an Option to Purchase, but before settlement, the Fair Market Value of the Leased Property shall be redetermined as provided in this §13.3 to give effect to such condemnation, taking or loss and shall take into account all available condemnation awards and insurance proceeds.
13.3.5 Tenant shall pay, or reimburse Landlord for, all costs and expenses in connection with the appraisals.
13.4 Closing. The purchase of the Leased Property by Tenant shall close on a date agreed to by Landlord and Tenant which shall be not less than 60 days after Landlord’s receipt of the Purchase Notice and not more than 120 days after the Fair Market Value of the Leased Property has been determined. At the closing, Tenant shall pay the Option Price and all amounts payable under §13.2 in immediately available funds and Landlord shall convey title to the Leased Property to Tenant by a transferable and recordable special warranty deed and quitclaim bill of sale.
13.5 Failure to Close Option. If Tenant for any reason fails to purchase the Leased Property after Tenant has given the Purchase Notice, then Tenant shall pay Landlord all costs and expenses incurred by Landlord as a result of the failure to close, including costs of unwinding swap transactions or other interest rate protection devices and preparing for the closing. Tenant shall continue to be obligated as lessee hereunder for the remainder of the Term.
13.6 Failure to Exercise Option to Purchase and Renewal Option. If Tenant for any reason does not exercise its Option to Purchase or Renewal Option in accordance with the terms and conditions of this Lease before the expiration of the then current Term, Tenant shall be deemed to have forfeited all of Tenant’s rights to exercise the Option to Purchase and Renewal Option.

ARTICLE 14: NEGATIVE COVENANTS
Until the Obligor Group Obligations shall have been performed in full, Tenant, Subtenant and Guarantor covenant and agree that Tenant and Subtenant (and Guarantor where applicable) shall not do any of the following without the prior written consent of Landlord:
14.1 No Debt. Tenant and Subtenant shall not create, incur, assume, or permit to exist any indebtedness other than [i] trade debt incurred in the ordinary course of business; [ii] indebtedness for Facility working capital purposes in an amount not to exceed $100,000.00 per Facility; [iii] indebtedness relating to the Letter of Credit; and [iv] indebtedness that is secured by any Permitted Lien.
14.2 No Liens. Tenant and Subtenant shall not create, incur, or permit to exist [i] any lien, charge, encumbrance, easement or restriction upon the Leased Property, the Collateral, or any other asset of Tenant or Subtenant (including any of Tenant’s or Subtenant’s deposit accounts [as “deposit account” is defined for purposes of Article9]), or [ii] any lien upon or pledge of any interest in Tenant or Subtenant, except, in either case, for Permitted Liens.
14.3 No Guaranties. Tenant and Subtenant shall not create, incur, assume, or permit to exist any guarantee of any loan or other indebtedness except for the endorsement of negotiable instruments for collection in the ordinary course of business.
14.4 No Transfer. Tenant and Subtenant shall not sell, lease, sublease, mortgage, convey, assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for transfers made in connection with any Permitted Lien.
14.5 No Dissolution. Tenant, Subtenant, Manager (if applicable) or Guarantor shall not dissolve, liquidate, merge, consolidate or terminate its existence or sell, assign, lease, or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired).
14.6 No Change in Management or Operation. No material change shall occur in the management or licensed operation of the Facility. Manager (as defined herein) shall remain the Manager of the Facility. Each Subtenant shall remain the licensed operator of the Facility as specified on Exhibit C.
14.7 No Investments. Tenant and Subtenant shall not purchase or otherwise acquire, hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of or make loans or advances to any person, including, without limitation, any Guarantor, any Affiliate, or any shareholder, member or partner of Tenant, Guarantor or any Affiliate, except for cash balances temporarily invested in short-term or money market securities and such transactions between Tenant and Subtenants, so long as Subtenants are wholly owned by Tenant.
14.8 Contracts. Tenant and Subtenant shall not execute or modify any material contracts or agreements with respect to the Facility except for contracts and modifications approved by Landlord. Contracts made in the ordinary course of business and in an amount less than $150,000.00 shall not be considered “material” for purposes of this paragraph.

14.9 Subordination of Payments to Affiliates. After the occurrence of an Event of Default and until such Event of Default is cured, Tenant, Subtenant and Guarantor shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to Guarantor, Manager (if applicable), any Affiliate, or any shareholder, member or partner of Tenant, Guarantor, Manager (if applicable) or any Affiliate.
14.10 Change of Location or Name. Tenant and Subtenant shall not change any of the following: [i] the name under which Tenant or Subtenant conducts any of its business or operations; or [ii] reorganize or otherwise change its respective Organization State. Tenant shall promptly notify Landlord of any change to the location of the principal place of business or chief executive office of Tenant or Subtenant, or any office where any of Tenant’s or Subtenant’s books and records are maintained.
14.11 Anti-Terrorism Laws. None of Tenant, Subtenant, Guarantors, Manager, Company nor any Affiliate is now, or shall be at any time hereafter, a Blocked Person, whether such restriction arises under United States law, regulation, executive orders and OFAC Lists, and neither Tenant nor any Affiliate is engaging, or shall engage, in any dealings or transactions with, or shall otherwise be associated with, any Blocked Person. Tenant shall not at any time be in violation of any laws or regulations relating to terrorism, money laundering or similar activities, including, without limitation, Anti-Terrorism Laws. This §14.11 shall not apply to any person to the extent such person’s interest in Tenant, Subtenant, Guarantor, Manager, Company or any Affiliate is through a U.S. Publicly-Traded Entity.
ARTICLE 15: AFFIRMATIVE COVENANTS
15.1 Perform Obligations. Tenant and Subtenant shall each perform all of its obligations under this Lease, the Government Authorizations, the Permitted Exceptions, and all Legal Requirements. If applicable, Tenant and each Subtenant shall take all necessary action to obtain all Government Authorizations required for the operation of the Facility as soon as possible after the Facility Effective Date.
15.2 Proceedings to Enjoin or Prevent Construction. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant’s construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings and any other related proceedings.
15.3 Documents and Information.
15.3.1 Furnish Documents. Tenant, each Subtenant and each Guarantor shall periodically during the term of the Lease deliver to Landlord all documents, reports, schedules and copies described on Exhibit E or otherwise required to be delivered by Landlord pursuant to the Assumed Mortgage within the specified time periods and in electronic format via the email address reporting@hcreit.com. Landlord may change the email address at any time by giving notice to Tenant of such change. So long as Landlord obtains a commercially reasonable confidentiality agreement from the person or entity to which disclosure will be made, Landlord may exhibit or furnish all Facility financial statements, licensure reports, financial and property due diligence materials and other documents, materials and information relating to the Facility, including the Annual Financial Statements, Periodic Financial Statements, Annual Facility Budget and all other documents, reports, schedules and copies described on Exhibit E or copies thereof, to any potential transferee of the Lease or any of the Leased Property, to any governmental or regulatory authority in connection with any legal, administrative or regulatory proceedings requiring disclosure, to Landlord’s attorneys, auditors and underwriters, and to any other person or entity for which there is a legitimate business purpose for such disclosure.
15.3.2 Furnish Information. Tenant and each Subtenant shall [i] promptly supply Landlord with such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Lease or any Obligor Group Obligation or Material Obligation, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] permit Landlord or any of its agent or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and after reasonable oral or written notice; [v] permit Landlord to copy and make abstracts from any and all of said books and records; and [vi] make provisions to set-up and implement quarterly variance telephonic conference calls with Landlord upon Landlord’s request.
15.3.3 Further Assurances and Information. Tenant shall, on request of Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Lease. Within 15 days after a request from Landlord, Tenant and each Subtenant shall provide to Landlord such additional information regarding Tenant, Tenant’s financial condition, Subtenant, each Subtenant’s financial condition or the Facility as Landlord, or any auditor or underwriter of Landlord, may require from time to time, including, without limitation, a current Tenant’s Financial Certification and Quarterly Facility Accounts Receivable Aging Report and Quarterly Facility Accounts Payable Aging Report in the form of Exhibit F. Upon Landlord’s request, but not more than once every three years (or more often, at Landlord’s discretion during the continuance of an Event of Default), Tenant shall provide to Landlord, at Landlord’s expense, an appraisal prepared by an MAI appraiser setting forth the current fair market value of the Leased Property.
15.3.4 Material Communications. Tenant and each Subtenant shall transmit to Landlord, within five Business Days after receipt thereof, any communication regarding circumstances which would reasonably be anticipated to have a material adverse effect on the ownership or operation of a Facility, or indicate material non-compliance with the Legal Requirements or the Government Authorizations, and Tenant and each Subtenant will promptly respond to Landlord’s inquiry with respect to such information. Tenant and each Subtenant shall notify Landlord in writing within five Business Days after Tenant or any Subtenant has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant, Subtenant, Guarantor, or the Facility that may affect the right to operate the Facility or Landlord’s title to the Facility or Tenant’s interest therein.
15.3.5 Requirements for Financial Statements. Tenant shall meet the following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; [v] the audited financial statements shall contain an unqualified opinion; [vi] the audited financial statements shall be prepared in accordance with GAAP requirements by a nationally or regionally recognized independent certified public accountant; and [vii] all financial statements relating to an Encumbered Facility shall otherwise be in form and content required under the Assumed Mortgage.
15.4 Compliance With Laws. Tenant and each Subtenant shall comply in all material respects with all Legal Requirements and keep all Government Authorizations in full force and effect. Tenant and each Subtenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant and each Subtenant, respectively, at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant’s and each Subtenant’s respective business and operations. Tenant and each Subtenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance.
15.5 Broker’s Commission. Tenant shall indemnify Landlord from claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Landlord in connection with any such claims (including attorneys’ fees), except to the extent that Landlord has engaged such brokers.
15.6 Existence and Change in Ownership. Tenant, Subtenant, Manager (if applicable) and each Guarantor shall maintain its existence throughout the term of this Lease. Any change in the equity ownership of Tenant, Subtenant, Manager (if applicable) or any Guarantor, directly or indirectly, that results in a change in Control (as defined within the definition of “Affiliate” in §1.4 hereof) of such entity, shall require Landlord’s prior written consent.

15.7 Financial Covenants. The defined terms used in this section are defined in §15.7.1. The method of calculating Net Worth and valuing assets shall be consistent with the Financial Statements. The following financial covenants shall be met throughout the term of this Lease:
15.7.1 Definitions.
(a) “Net Worth” means an amount equal to the total consolidated fair market value of the tangible assets of the person (excluding good will and other intangible assets) minus the total consolidated liabilities of such person.
(b) “Portfolio Cash Flow” means the aggregate net income arising from all Facilities under this Lease as reflected on the Facility Financial Statement of each Facility plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for management fees; plus [iii] the amount of the provision for income taxes; plus [iv] the amount of the provision for Base Rent payments (whether under this Lease) and interest and equipment lease payments, if any, relating to the Facilities; plus [v] any other non-cash charges included in net income; and minus [vi] an imputed management fee equal to 5% of gross revenues of the Facilities (net of contractual allowances).
(c) “Portfolio Coverage Ratio” as of any calculation date is the ratio of [i] Portfolio Cash Flow for the then preceding 12-month period; to [ii] the Base Rent payments under this Lease for the then preceding 12-month period.
15.7.2 Coverage Ratio. Tenant shall maintain for each fiscal quarter a Portfolio Coverage Ratio of not less than 0.50 to 1.00. Notwithstanding the foregoing, if the Portfolio Coverage Ratio is less than 0.50 to 1.00 for any one fiscal quarter but is at least 0.50 to 1.00 for the succeeding fiscal quarter, Tenant shall not be deemed to be in default of this §15.7.2. However, if the Portfolio Coverage Ratio is less than 0.50 to 1.00 for any two consecutive fiscal quarters, Tenant shall be deemed to be in default of this §15.7.2 unless, within five Business Days after the last day of the then most recent fiscal quarter, Tenant provides to Landlord a letter of credit (the “Additional Letter of Credit”) in an amount which, when added to the amount of the Portfolio Cash Flow for the applicable fiscal quarters would result in a Portfolio Coverage Ratio of 1.00 to 1.00 for the applicable fiscal quarters (the “Additional Letter of Credit Amount”). If and when Tenant maintains a Portfolio Coverage Ratio of not less than 1.00 to 1.00 for two consecutive fiscal quarters, the Additional Letter of Credit requirement will be eliminated. Other than as specifically set forth in this §15.7.2, the Additional Letter of Credit shall meet the requirements of this Lease applicable to the Letter of Credit.
15.7.3 Net Worth. Tenant shall cause Indemnitor to maintain for each fiscal quarter a Net Worth of at least $50,000,000.00, with cash and cash equivalents of at least $500,000.00. Tenant shall maintain for each fiscal quarter a Net Worth of at least $1.00.
15.8 Facility Licensure and Certification. Tenant and each Subtenant, as applicable, shall [i] give written notice to Landlord within five Business Days after an inspection of the Facility with respect to health care licensure or certification has occurred; and [ii] deliver to Landlord copies of each of the reports, notices, correspondence and all other items and documents related to licensing or certification listed on Exhibit E within five Business Days after receipt thereof. Tenant and Subtenant acknowledge that each has reviewed Exhibit E and agrees to the foregoing obligation. If Tenant or Subtenant receives a Facility survey or inspection report with material deficiencies, notice of failure to comply with a plan of correction or an HIPDB adverse action report, Tenant and the respective Subtenant shall either [a] cure all deficiencies and implement all corrective actions by the date required by the regulatory authority (including follow-up surveys or inspection reports), or [b] contest the applicability of any determination by appropriate proceedings so long as Tenant complies within any applicable timeframe set forth in any final, non-appealable determination.
15.9 Transfer of License and Facility Operations. Subject to the terms of the Assumed Mortgage, if this Lease is terminated due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant’s purchase of the Leased Property, or if Tenant or Subtenant vacates the Leased Property (or any part thereof) without termination of this Lease, the following provisions shall be immediately effective:
15.9.1 Licensure. Tenant and each Subtenant shall execute, deliver and file all documents and statements reasonably requested by Landlord to effect the transfer of the Facility license and Government Authorizations to a replacement operator designated by Landlord (“Replacement Operator”), subject to any required approval of governmental regulatory authorities, and Tenant and each Subtenant shall provide to Landlord all information and records required by Landlord in connection with the transfer of the license and Government Authorizations.
15.9.2 Facility Operations. In order to facilitate a responsible and efficient transfer of the operations of the Facility, Tenant and Subtenant shall, if and to the extent requested by Landlord and subject to all applicable law, [i] deliver to Landlord the most recent updated reports, notices, schedules and documents listed in Exhibit E; [ii] continue and maintain the operation of the Facility in the ordinary, course of business, including retention of all residents at the Facility to the fullest extent practicable and consistent with applicable laws and regulations, until transfer of the Facility operations to the Replacement Operator is completed; [iii] enter into such management agreements, operations transfer agreements and other types of agreements that may be reasonably requested by Landlord or the Replacement Operator; and [iv] provide reasonable access for Landlord and its agents to show the Facility to potential replacement operators. Tenant and Subtenant consent to the distribution by Landlord, subject to reasonable confidentiality provisions, to potential replacement operators of Facility financial statements, licensure reports, financial and property due diligence materials and other documents, materials and information relating to the Facility but such materials and information shall not include proprietary materials and information such as policy and procedure manuals. The provisions of this section do not create or establish any rights in Tenant, Subtenant or any third party and Landlord reserves all rights and remedies relating to termination of this Lease.
15.10 Bed Operating Rights. Tenant and Subtenant acknowledge and agree that the rights to operate the beds located at the Facility as assisted living beds under the law of the applicable Facility State [i] affect the value of the Leased Property, and [ii] the grant of this Lease is conditioned upon the existence of such rights. Tenant and Subtenant shall not relocate any licensed bed to any other location and shall not transfer any bed operating rights to any other party without the prior written consent of Landlord.
15.11 Power of Attorney. Effective upon [i] the occurrence and during the continuance of an Event of Default, or [ii] termination of this Lease for any reason other than Tenant’s purchase of the Leased Property, Tenant and Subtenant hereby irrevocably and unconditionally appoint Landlord, or Landlord’s authorized officer, agent, employee or designee, as Tenant’s and Subtenant’s true and lawful attorney-in-fact, to act for Tenant and Subtenant in Tenant’s and Subtenant’s respective name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents and statements to effect the issuance, transfer, reinstatement, renewal and/or extension of the Facility license and all Governmental Authorizations issued to Tenant and Subtenant or applied for by Tenant and Subtenant in connection with Tenant’s and Subtenant’s operation of the Facility, to permit any designee of Landlord or any other transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing. Tenant and Subtenant irrevocably and unconditionally grant to Landlord as their respective attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant and Subtenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to Tenant’s purchase of the Leased Property.
15.12 Information and Images. Tenant grants to Landlord and Landlord’s Affiliates the perpetual, irrevocable, worldwide right and license to reproduce, use, prepare derivative works based upon, publish, distribute, and display, by any means and in any media, information describing, and photographic or other images depicting, the Leased Property and Facilities (but not the names of the Facilities or Tenant), units, rooms, amenities and special features and the Land, Improvements and Personal Property (the “Information and Images”). Without limiting the foregoing, such Information and Images may be reproduced, used, published, distributed, and displayed by Landlord and Landlord’s Affiliates in any promotional or marketing materials, advertisements, reports, or web sites. Tenant expressly waives and releases [i] any right to receive compensation for such reproduction, use, publication, distribution, or display; [ii] any right to inspect or approve such Information and Images prior to such reproduction, use, publication, distribution, or display; or [iii] any rights under any copyright, patent, trademark, or similar statute or regulation with respect to such use, publication, distribution or display.
15.13 Compliance with Anti-Terrorism Laws. Tenant shall immediately notify Landlord if Tenant has knowledge that Tenant or any Affiliate becomes a Blocked Person or is otherwise listed on any OFAC List or [i] is convicted with respect to, [ii] pleads nolo contendere to, [iii] is indicted with respect to, or [iv] is arraigned and held over on charges involving, money laundering, predicate crimes to money laundering or any Anti-Terrorism Law. None of Tenant, Subtenant, Guarantors, Manager, Company or any Affiliate will, directly or indirectly, [a] conduct any business, or engage in any transaction or dealing, with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, [b] deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Anti-

Terrorism Law, or [c] engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. In addition, Tenant hereby agrees to provide Landlord with any additional information that Landlord deems necessary from time to time in order to ensure compliance with the Anti-Terrorism Laws. This §15.13 shall not apply to any person to the extent such person’s interest in Tenant, Subtenant, Guarantor, Manager, Company or any Affiliate is through a U.S. Publicly-Traded Entity.
15.14 Assumed Obligations. Landlord acquired the Encumbered Facility subject to the Assumed Obligations and has assumed the Assumed Obligations in connection therewith. Landlord shall use reasonable efforts to comply with the terms of the Assumed Obligations during the Term. As between Landlord and Tenant, Landlord acknowledges that it is Landlord’s obligations to pay regularly scheduled principal and interest payments due under the Assumed Obligations (including principal payments due at the maturity of the Assumed Obligations). Tenant is familiar with the terms and covenants of the Assumed Obligations. Tenant will and will cause Manager to [a] timely comply with all requirements imposed as a result of the Assumed Obligations with respect to the use, occupancy and operation of the Facility, including but not limited to, maintaining required reserves and escrow accounts, making payments due thereunder other than regularly scheduled payments of principal and interest, granting access to the Leased Property to Lender and its agents and complying with any provisions imposed by the Assumed Mortgage and any documentation executed in connection with the granting of Lender’s consent to this Lease and the concurrent assumption of the Assumed Obligations by Landlord (the “Assumption Documentation”); [b] not create any condition that would cause a default under any Assumed Obligations; [c] comply with the provisions of [i] any laws prohibiting discrimination in housing on the basis of race, sex, color, creed, national origin, familial status or handicap and [ii] any regulations providing for nondiscrimination and equal opportunity in housing, which are imposed as a result of the Assumed Obligations; and [d] enter into such regulatory agreements, covenants and like contracts applicable to any occupier, operator or lessee of the Facility if and to the extent prescribed by any applicable governmental agencies. To the extent required by the terms of the Assumed Mortgage, it is hereby acknowledged that [A] this Lease and Tenant’s interest under this Lease are and continue to be subordinated to the Assumed Mortgage and the lien of the Assumed Mortgage as anticipated by the Assumption Documentation; [B] Tenant shall attorn to the holder of the Assumed Note and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Leased Property by any purchaser at a foreclosure sale or by the holder of the Assumed Note in any manner; [C] Tenant agrees to execute such further evidence of attornment as the holder of the Assumed Note or any purchaser at a foreclosure sale may from time to time request; [D] this Lease shall not be terminated by foreclosure or any other transfer of the Leased Property; [E] subject to the rights of Tenant under any nondisturbance or similar agreement, after a foreclosure sale of the Leased Property, the holder of the Assumed Note or any other purchaser at such foreclosure sale may, at such holder’s or purchaser’s option, accept or terminate this Lease; and [F] Tenant shall, upon receipt after the occurrence of an event of default under the Assumed Mortgage of a written request from the holder of the Assumed Note, pay all Rent payable hereunder to such holder. In conjunction with Landlord’s assumption of the Assumed Obligations, Tenant may be required as part of the Assumption Documentation to enter agreements pursuant to which Tenant is pledging its own collateral as security for the Assumed Obligations and pursuant to which Tenant’s interest under this Lease may be terminated. To the extent that such agreements are entered into and in recognition of the increased risk to Tenant of entering such agreements, Landlord is willing to agree with Tenant as follows: [s] Landlord will not create any conditions that would cause a default under the Assumed Obligations; [t] Landlord shall promptly notify Tenant if Landlord has knowledge of any default or potential default under the Assumed Obligations caused by the action or inaction of Landlord; [u] Landlord shall provide to Tenant a copy of any notice, demand or other material correspondence received by Landlord from or on behalf of the holder of the Assumed Note; [v] Landlord shall provide evidence to Tenant of payment by Landlord of the regularly scheduled principal and interest payments made under the Assumed Obligations; [w] if a payment event of default occurs under the Assumed Obligations, Tenant may, upon five Business Days notice to Landlord, pay amounts due to the holder of the Assumed Note directly to such holder and, if so paid and evidence of such payment is supplied to Landlord, the Rent payable under this Lease shall be reduced by the amount of such payment; [x] if an event of default occurs which is not related to payments under the Assumed Obligations but is the result of action or inaction of Landlord, Tenant may attempt to assist in the cure of such event of default and any reasonable and documented out-of-pocket amounts spent by Tenant in rendering such assistance shall reduce the Rent payable under this Lease; [y] if this Lease is terminated as a result of an event of default under the Assumed Obligations caused by the action or inaction of Landlord, Tenant shall not have any continuing obligations under this Lease following such termination, for Rent or otherwise, and [z] if this Lease is terminated as a result of an event of default under the Assumed Obligations caused by the action or inaction of Landlord, Tenant may sue Landlord and/or Landlord Affiliates for damages caused by such termination, subject to the provisions of §24.15 hereof; provided, however, that if, as a result of the action or inaction of Landlord, Landlord’s interest in the Leased Property is forfeited or materially decreased in value, the limitations set forth in §24.15 hereof shall not apply to such damages or to their collection.
ARTICLE 16: ALTERATIONS, CAPITAL IMPROVEMENTS, AND SIGNS
16.1 Prohibition on Alterations and Improvements. Except for Permitted Alterations (as hereinafter defined), and subject to the terms of the Assumed Mortgage with respect to any Encumbered Facility, Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as “Alterations”) to the Leased Property.
16.2 Approval of Alterations. If Tenant desires to perform any Permitted Alterations, Tenant shall comply with the terms of the Assumed Mortgage with respect to such Permitted Alterations relating to an Encumbered Facility and, additionally, if such Permitted Alterations cost more than $250,000.00, deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the “Plans and Specifications”) showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as “design development drawings” as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased

Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of §16.4 in making any Permitted Alterations.
16.3 Permitted Alterations. Provided that such alterations are permitted under the applicable Assumed Mortgage, Permitted Alterations means any one of the following: [i] Alterations approved by Landlord; [ii] Alterations required under §7.2; [iii] Alterations having a total cost of less than $250,000.00; provided, however, that any change in the number or configuration of units in a Facility shall require Landlord’s prior approval; or [iv] repairs, rebuilding and restoration required or undertaken pursuant to §9.4 or §10.2.
16.4 Requirements for Permitted Alterations. Tenant shall comply with all of the following requirements in connection with any Permitted Alterations which cost more than $250,000.00:
(a) The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.
(b) The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.
(c) The Permitted Alterations shall be done in a good and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic’s liens.
(d) For any Permitted Alternations having a total cost of $500,000.00 or more, Tenant shall deliver to Landlord a payment and performance bond, with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.
(e) For any Permitted Alternations having a total cost of $500,000.00 or more, Tenant shall, at Tenant’s expense, obtain a builder’s completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy or obtain similar coverage to under already existing policies, reasonably satisfactory to Landlord. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.
(f) Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver to Landlord a certificate evidencing the increase in coverage.
(g) Tenant shall, not later than 60 days after completion of the Permitted Alterations, deliver to Landlord a revised “as-built” survey of the respective Facility if the Permitted Alterations altered the Land or “footprint” of the Improvements and an “as-built”

set of Plans and Specifications for the Permitted Alterations in form and substance reasonably satisfactory to Landlord.
(h) Tenant shall, not later than 30 days after Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys’ fees and architects’ and engineers’ fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant’s compliance with the requirements of this section. The daily fee for Landlord’s consulting engineer is $500.00.
16.5 Ownership and Removal of Permitted Alterations. The Permitted Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.
16.6 Minimum Qualified Capital Expenditures. During each Lease Year, Tenant shall, at Tenant’s option, either expend or escrow at least the Minimum Capital Expenditures Amount per unit for Qualified Capital Expenditures to improve the Facilities (provided that as to any Facility with respect to which a certificate of occupancy was not issued prior to the end of the first Lease Year, the minimum qualified capital expenditures required by this section shall be waived until the Lease Year immediately following the Lease Year in which such certificate of occupancy is issued). Thereafter throughout the Term, Tenant shall expend or escrow the applicable Minimum Capital Expenditures Amount for such Lease Year. Within 60 days after the end of each Lease Year, Tenant shall deliver to Landlord a certificate in the form of Exhibit G listing the Qualified Capital Expenditures made in the prior Lease Year. If the entire minimum amount was not expended in such Lease Year, the certificate will include certification that the balance of the current minimum amount has been deposited in a reserve account to be used solely for Qualified Capital Expenditures for the Facilities. Any amounts expended or escrowed under the Assumed Mortgage for capital expenditures shall be credited toward the Qualified Capital Expenditure requirements of this §16.6.
16.7 Signs. Tenant may, at its own expense, erect and maintain identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations. Upon the termination or expiration of this Lease, Tenant shall, within 30 days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.
ARTICLE 17: RESERVED
ARTICLE 18: ASSIGNMENT AND SALE OF LEASED PROPERTY
18.1 Prohibition on Assignment and Subletting. Tenant acknowledges that Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant. Tenant may not assign, sublet, mortgage, hypothecate, pledge, grant a right of first refusal or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord’s prior written consent: [i] an assignment by operation of law; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant’s interest in the Lease; [iii] an arrangement (including, but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant; and [iv] a change of ownership of Tenant. Landlord’s consent to any assignment, right of first refusal or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant’s assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment, right of first refusal or sublease without the prior written consent of Landlord will be void at Landlord’s option. Landlord’s consent to one assignment, right of first refusal or sublease will not waive the requirement of its consent to any subsequent assignment or sublease. Notwithstanding the foregoing, Tenant may enter into a Sublease with each Subtenant for each Facility provided that each Sublease complies with §18.2.
18.2 Requests for Landlord’s Consent to Assignment, Sublease or Management Agreement. If Tenant is required to obtain Landlord’s consent to a specific assignment, sublease, or management agreement, Tenant shall give Landlord [i] the name and address of the proposed assignee, subtenant or manager; [ii] a copy of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord and that the assignee, subtenant or manager shall comply with all applicable provisions of this Lease; [b] such assignment, sublease or management agreement may not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c] if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, solely at Landlord’s option and only upon the express written notice of attornment from Landlord, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d] if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured. Any attempt or offer by an assignee, subtenant or manager to attorn to Landlord shall not be binding or effective without the express written consent of Landlord. Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Tenant’s right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant’s obligations under the Lease; and [iii] Tenant has paid to Landlord a fee in the amount of $2,500.00 (applies only to consent requests after the Closing); and [iv] Landlord has received reimbursement from Tenant or the assignee for all attorneys’ fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment (applies only to consent requests after the Closing). The Assumed Mortgage may contain certain restrictions regarding any manager or management agreement relating to an Encumbered Facility and all terms and provisions of this §18.2 are, therefore, subject and subordinate to such terms of the Assumed Mortgage with respect to the applicable Encumbered Facility.
18.3 Agreements with Residents. Notwithstanding §18.1, Tenant and Subtenant may enter into an occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that [i] the agreement does not provide for lifecare services; [ii] the agreement does not contain any type of rate lock provision or rate guaranty for more than two calendar years; [iii] Tenant and Subtenant may not collect rent for more than one month in advance; and [iv] all residents of the Leased Property are accurately shown in accounting records for the Facility. Without the prior written consent of Landlord, Tenant and Subtenant shall not materially change the form of resident occupancy agreement that was submitted to Landlord prior to the Effective Date.
18.4 Sale of Leased Property. If Landlord or any subsequent owner of the Leased Property sells the Leased Property, its liability for the performance of its agreements in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.
18.5 Assignment by Landlord. Landlord may transfer, assign, mortgage, collaterally assign, or otherwise dispose of Landlord’s interest in this Lease or the Leased Property.
ARTICLE 19: HOLDOVER AND SURRENDER
19.1 Holding Over. If Tenant, with or without the express or implied consent of Landlord, continues to hold and occupy the Leased Property (or any part thereof) after the expiration of the Term or earlier termination of this Lease (other than pursuant to Tenant’s purchase of the Leased Property), such holding over beyond the Term and the acceptance or collection of Rent in the amount specified below by Landlord shall operate and be construed as creating a tenancy from month to month and not for any other term whatsoever. Said month-to-month tenancy may be terminated by Landlord by giving Tenant five days’ written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property. If Tenant continues after the expiration of the Term or earlier termination of this Lease to hold and occupy the Leased Property whether as a month-to-month tenant or a tenant at sufferance or otherwise, Tenant shall pay Rent for each month in an amount equal to the sum of [i] one and one-half (1 1/2) times the Base Rent payable during the month in which such expiration or termination occurs, plus [ii] all Additional Charges accruing during the month, plus [iii] any and all other sums payable by Tenant pursuant to this Lease. During any continued tenancy after the expiration of the Term or earlier termination of this Lease, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law, to continue its occupancy and use of the Leased Property until the tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.
19.2 Surrender. Except for [i] Permitted Alterations; [ii] normal and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as of the Facility Effective Date.
19.3 Indemnity. If Tenant fails to surrender the entire Leased Property or any part thereof upon the expiration or termination of this Lease in a timely manner and in accordance with the provisions of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall defend, indemnify and hold Landlord, its principals, officers, directors, agents, and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent collected by Landlord pursuant to this Lease during Tenant’s holdover and any claims by any proposed new tenant founded on Tenant’s failure to surrender the Leased Property. The provisions of this Article 19 shall survive the expiration or termination of this Lease.
ARTICLE 20: LETTER OF CREDIT
20.1 Terms of Letter of Credit. To fulfill a condition for the granting of this Lease, Tenant shall provide Landlord with the Letter of Credit at the Closing. Tenant shall maintain the Letter of Credit in favor of Landlord until the Obligor Group Obligations are performed in full. The Letter of Credit shall permit partial and full draws and shall permit drawing upon presentation of a draft drawn on the Issuer and a certificate signed by Landlord stating that an Event of Default has occurred under this Lease. The Letter of Credit shall be for an initial term of one year and shall be automatically renewed annually for successive terms of at least one year unless Landlord receives notice from the Issuer, by certified mail, at least 60 days prior to the expiry date then in effect that the Letter of Credit will not be extended for an additional one-year period.
20.2 Replacement Letter of Credit. Tenant shall provide a replacement Letter of Credit which satisfies the requirements of §20.1 from an Issuer acceptable to Landlord within 30 days after the occurrence of any of the following: [i] Landlord’s receipt of notice from the Issuer that the Letter of Credit will not be extended for an additional one-year period; [ii] Landlord gives notice to Tenant that the Lace Financial Service Rating (or rating of a comparable rating service) of the Issuer is less than a “C+” (or the comparable rating of such other rating service); [iii] Landlord gives notice to Tenant of the admission by Issuer in writing of its inability to pay its debts generally as they become due, or Issuer’s filing of a petition in bankruptcy or petitions to take advantage of any insolvency act, making an assignment for the benefit of its creditors, consenting to the appointment of a receiver of itself or of the whole or any substantial part of its property, or filing a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law, regulation, or statute of the United States of America or any state thereof or [iv] Issuer is at any time determined not to be at least “adequately capitalized”, as that term is defined and used in the “Prompt Corrective Action” statute, 12 U.S.C. §1831, and implementing regulations. Tenant’s failure to comply with the requirements of this section shall be an immediate Event of Default without any notice (other than as provided for in this section), cure or grace period. Upon such Event of Default, Landlord shall be entitled to draw upon the Letter of Credit and Landlord may, solely at its option and without any obligation to do so, require Tenant to obtain a replacement Letter of Credit satisfactory to Landlord with the Letter of Credit proceeds made available to Tenant solely to secure Tenant’s reimbursement obligation for the replacement Letter of Credit.
20.3 Draws. Landlord may draw under the Letter of Credit upon the occurrence of an Event of Default hereunder. Any such draw shall not cure an Event of Default. The proceeds from the Letter of Credit (“LC Proceeds”) shall be the sole property of Landlord and may be used, retained and invested by Landlord without restriction or limitation. Landlord shall have no obligation to account for its use of the LC Proceeds and Tenant shall have no interest in or claim against the LC Proceeds. Landlord shall have the right and option, but not the obligation, to apply all or any portion of the LC Proceeds to pay all or any portion of [i] the Obligor Group Obligations; plus [ii] all reasonable expenses and costs incurred by Landlord in enforcing or preserving Landlord’s rights under this Lease or any security for the Obligor Group Obligations, including, without limitation, [a] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency, or other similar proceeding; [b] attorney, paralegal, consulting and witness fees and disbursements; and [c] the expenses, including, without limitation, lodging, meals and transportation of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency, or similar proceedings and attendance at hearings, depositions, and trials in connection therewith.
20.4 Partial Draws. Upon the occurrence of a monetary Event of Default under the Obligor Group Obligations, Landlord may, at its option, make a partial draw on the Letter of Credit in an amount not to exceed the amount of the Obligor Group Obligations then past due. If Landlord then applies the proceeds from such partial draw on the Letter of Credit to payment of all or any portion of the Obligor Group Obligations then past due, Tenant shall, within 30 days after notice from Landlord of such partial draw and payment, cause the amount of the Letter of Credit to be reinstated to the amount in effect prior to such partial draw. Tenant’s failure to comply with the requirements of this section shall be an immediate Event of Default under the Lease Documents without any notice (other than as provided for in this section), cure or grace period. Landlord’s rights under this §20.4 are in addition to, and not in limitation of, Landlord’s rights under §20.3.
20.5 Substitute Letter of Credit. Tenant may, from time to time, deliver to Landlord a substitute Letter of Credit meeting the requirements of this Lease and issued by an Issuer acceptable to Landlord. Upon Landlord’s approval of the substitute Letter of Credit, Landlord shall release the previous Letter of Credit to Tenant.

20.6 Retention of Letter of Credit. Upon termination of this Lease due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant’s purchase of the Leased Property, Landlord shall be entitled to hold the Letter of Credit until the Obligor Group Obligations are performed in full or are released by Landlord.
ARTICLE 21: QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATES
21.1 Quiet Enjoyment. So long as Tenant performs all of its obligations under this Lease, Tenant’s possession of the Leased Property will not be disturbed by Landlord or any party claiming by, through or under Landlord.
21.2 Subordination. Subject to the terms and conditions of this section, this Lease and Tenant’s rights under this Lease are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. The foregoing subordination provision is expressly conditioned upon any lessor or mortgagee being obligated and bound (subject to a nondisturbance or similar agreement reasonably acceptable to Tenant) to recognize Tenant as the tenant under this Lease, and such lessor or mortgagee shall have no right to disturb Tenant’s possession, use and occupancy of the Leased Property or Tenant’s enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder. Any foreclosure action or proceeding by any mortgagee with respect to the Leased Property shall not affect Tenant’s rights under this Lease and shall not terminate this Lease unless and until an Event of Default occurs hereunder. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a nondisturbance provision as set forth in this section satisfactory to Tenant. Any mortgagee of the Leased Property shall be deemed to be bound by the nondisturbance provision set forth in this section. If Tenant fails or refuses to execute, acknowledge, and deliver any such document within 20 days after written demand, Landlord may execute acknowledge and deliver any such document on behalf of Tenant as Tenant’s attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this section. This power of attorney is coupled with an interest and is irrevocable.
21.3 Attornment. If any holder of any mortgage, indenture, deed of trust, or other similar instrument described in §21.2 succeeds to Landlord’s interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any payment of Rent for more than one month in advance; [ii] any amendment or modification of this Lease thereafter made without its consent as provided in this Lease; [iii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord’s interest; or [iv] any claim or offset of Rent against Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within 20 days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant’s attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document. This power of attorney is coupled with an interest and is irrevocable.
21.4 Estoppel Certificates. At the request of Landlord or any mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, setoffs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within 10 days after the request of Landlord, then Tenant shall be deemed to have certified that [a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] Tenant has no defenses, setoffs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on Tenant’s behalf any estoppel certificate to which Tenant does not object within 10 days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.
21.5 Subordination, Non-Disturbance and Attornment Agreement. Notwithstanding the provisions of §§21.2 – 21.4, Tenant will enter into a Subordination, Non-Disturbance and Attornment Agreement with Lender substantially in the form attached as Exhibit J to document the terms of Tenant’s subordination and attornment obligations and Lender’s non-disturbance obligations.
ARTICLE 22: CONTINGENT PAYMENTS
22.1 Contingent Payments. Landlord shall make Contingent Payments to the extent set forth in this section. Tenant shall request each Contingent Payment by submitting a Contingent Payment Request to Landlord or in the case of Contingent Payments for Project

Improvements, a Disbursement Voucher pursuant to the Disbursing Agreement. Landlord shall make the Contingent Payment provided that [i] no Event of Default has occurred and is continuing, and [ii] Landlord has determined that all requirements for the Contingent Payment have been satisfied. Contingent Payments will be made not less than eight Business Days and not more than twelve Business Days following Tenant’s delivery of the Contingent Payment Request.
22.2 Contingent Payments for Capital Expenditures.
22.2.1 Conditions. In addition to any other requirements set forth in this section, Landlord’s obligation to make Contingent Payments for capital expenditures is subject to Landlord’s reasonable approval of the scope of work and budget, construction and disbursement schedules (if applicable), and contractor and construction agreements (if applicable). Tenant shall also provide a collateral assignment of any construction contract to Landlord and the contractor shall consent to the assignment.
22.2.2 No Commitment. Landlord has no current commitment to make Contingent Payments for capital expenditures pursuant to §22.2.
22.3 Contingent Payments for Project Improvements.
22.3.1 Conditions. In addition to any other requirements set forth in this section, Landlord’s obligation to make Contingent Payments for Project Improvements is subject to the conditions set forth in the Disbursing Agreement related to the Project Improvements.
22.3.2 No Commitment. Landlord has no current commitment to make Contingent Payments for Project Improvements pursuant to §22.3.
ARTICLE 23: SECURITY INTEREST
23.1 Collateral. Tenant and each Subtenant hereby grant to each Landlord and HCN (if not a Landlord) (individually and collectively called “Secured Party”) a security interest in all right, title and interest of Tenant and Subtenants in the following described property, whether now owned or hereafter acquired by Tenant or any Subtenant (the “Collateral”), to secure the payment and performance of the Obligor Group Obligations:
(a) All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as “equipment”, “inventory” and “goods” are defined for purposes of Article 9) and any leasehold interest of Tenant or any Subtenant in any of the foregoing, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into any improvement or fixture.
(b) All accounts, deposit accounts, general intangibles, instruments, documents, and chattel paper [as such terms are defined for purposes of Article 9] now or hereafter arising.
(c) All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles, including, without limitation,

certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.
(d) Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation or management of any improvements, including, but not limited to, management agreements, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
(e) All subleases, occupancy agreements, license agreements and concession agreements, written or unwritten, of any nature, now or hereafter entered into, and all right, title and interest of Tenant thereunder, Tenant’s right, if any, to cash or securities deposited thereunder whether or not the same was deposited to secure performance by the subtenants, occupants, licensees and concessionaires of their obligations thereunder, including the right to receive and collect the rents, revenues, and other charges thereunder.
(f) All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation.
(g) The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
23.2 Additional Documents. At the request of Landlord, Tenant and each Subtenant shall execute additional security agreements, financing statements, and such other documents as may be reasonably requested by Landlord to maintain and perfect such security interest. Tenant and each Subtenant hereby irrevocably appoint Landlord, its successors and assigns, as Tenant’s or Subtenant’s attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant or such Subtenant. This power of attorney is coupled with an interest and is irrevocable. Tenant and each Subtenant authorize Landlord to file financing statements describing the Collateral to perfect and maintain the security interest granted hereunder without the signature or any further authorization of Tenant or any Subtenant. Landlord may not require control agreements or similar agreements concerning the deposit accounts of Tenant or Subtenants until an Event of Default has occurred and is continuing.
23.3 Notice of Sale. With respect to any sale or other disposition of any of the Collateral after the occurrence of an Event of Default, Landlord, Tenant and each Subtenant agree that the giving of 10 days’ notice by Landlord, sent by overnight delivery, postage prepaid, to Tenant’s or Subtenant’s notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant and each Subtenant waive any other notice with respect thereto.
23.4 Recharacterization. Landlord and Tenant intend this Lease to be a true lease. However, if despite the parties’ intent, it is determined or adjudged by a court for any reason that this Lease is not a true lease or if this Lease is recharacterized as a financing arrangement, then this Lease shall be considered a secured financing agreement and Landlord’s title to the Leased Property shall constitute a perfected first priority lien in Landlord’s favor on the Leased Property to secure the payment and performance of all the Obligor Group Obligations.
23.5 Deposit Accounts. On the Effective Date, Tenant is providing to Landlord a true and correct listing of all deposit accounts of Tenant or any Subtenant, in such detail as Landlord reasonably required, including the applicable depository institutions and account numbers. From time to time thereafter, Tenant shall promptly provide to Landlord updated information regarding the identity of all of its and each Subtenant’s then current deposit accounts.
ARTICLE 24: MISCELLANEOUS
24.1 Notices. Landlord, Tenant and Subtenant hereby agree that all notices, demands, requests, and consents (hereinafter “notices”) required to be given pursuant to the terms of this Lease shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. Notices to any Subtenant should be sent c/o Tenant at Tenant’s address set forth in the introductory paragraph. All notices shall be deemed to be given upon the earlier of actual receipt or three days after mailing, or one Business Day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.
24.2 Advertisement of Leased Property. In the event the parties hereto have not executed a renewal Lease within 120 days prior to the expiration of this Lease, or Tenant has not exercised its Option to Purchase, then Landlord or its agent shall have the right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, “for sale” or “for rent” notices or signs.
24.3 Entire Agreement. This Lease contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease. No oral agreements or understandings between Landlord and Tenant shall survive execution of this Lease.
24.4 Severability. If any term or provision of this Lease is held or deemed by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.
24.5 Captions and Headings. The captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

24.6 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Ohio, except as to matters under which the laws of a State in which a respective Facility is located, or under applicable procedural conflicts of laws rules, require the application of laws of such other State, in which case the laws or conflicts of laws rules, as the case may be, of such State shall govern to the extent required.
24.7 Memorandum of Lease. Tenant shall not record this Lease. Tenant shall, however, record a memorandum of lease approved by Landlord.
24.8 Waiver. No waiver by Landlord of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant or Subtenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord’s right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.
24.9 Binding Effect. This Lease will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord, Tenant and Subtenant.
24.10 No Offer. Landlord’s submission of this Lease to Tenant is not an offer to lease the Leased Property, or an agreement by Landlord to reserve the Leased Property for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord, and Landlord has duly executed and delivered one of these duplicate original leases to Tenant.
24.11 Modification. This Lease may only be modified by a writing signed by both Landlord and Tenant. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof. If Tenant requests Landlord’s consent to any change in ownership, merger or consolidation of Tenant, Subtenant or Guarantor, any assumption of the Lease, or any modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord a fee in the amount of $2,500.00 and shall pay all of Landlord’s reasonable attorney’s fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord’s evaluation of Tenant’s request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its collateral pool lenders (if applicable), and all related matters.
24.12 Landlord’s Modification. Tenant acknowledges that Landlord may mortgage the Leased Property or use the Leased Property as collateral for collateralized mortgage obligations or Real Estate Mortgage Investment Companies (REMICS). If any mortgage lender of Landlord desires any modification of this Lease, Tenant agrees to consider such modification in good faith and to execute an amendment of this Lease if Tenant finds such modification acceptable.
24.13 No Merger. The surrender of this Lease by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant’s default will not work a merger, and will, at Landlord’s option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord’s option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.
24.14 Laches. No delay or omission by either party hereto to exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.
24.15 Limitation on Tenant’s Recourse. Except as may be otherwise expressly and specifically provided herein, Tenant’s sole recourse against Landlord, and any successor to the interest of Landlord in the Leased Property, is to the interest of Landlord, and any such successor, in the Leased Property. Tenant will not have any right to satisfy any judgment which it may have against Landlord, or any such successor, from any other assets of Landlord, or any such successor. In this section, the terms “Landlord” and “successor” include the shareholders, venturers, and partners of “Landlord” and “successor” and the officers, directors, and employees of the same. The provisions of this section are not intended to limit Tenant’s right to seek injunctive relief or specific performance.
24.16 Construction of Lease. This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant, and their advisors believe that this Lease is the product of all their efforts, that it expresses their agreement, and agree that it shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.
24.17 Counterparts. This Lease may be executed in multiple counterparts, each of which shall be deemed an original hereof.
24.18 Landlord’s Consent. Whenever Landlord’s consent or approval is required under this Lease, such consent or approval shall be in writing and shall not be unreasonably withheld or delayed.
24.19 Custody of Escrow Funds. Any funds paid to Landlord in escrow hereunder may be held by Landlord or, at Landlord’s election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.
24.20 Landlord’s Status as a REIT. Tenant acknowledges that Landlord (or a Landlord Affiliate) has elected and may hereafter elect to be taxed as a real estate investment trust (“REIT”) under the Internal Revenue Code.
24.21 Exhibits. All of the exhibits referenced in this Lease are attached hereto and incorporated herein.

24.22 Waiver of Jury Trial. LANDLORD, TENANT AND SUBTENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE LEASED PROPERTY (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE). IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NONPAYMENT OF RENT, TENANT AND SUBTENANT WILL NOT INTERPOSE, AND WAIVES THE RIGHT TO INTERPOSE, ANY COUNTERCLAIM IN ANY SUCH PROCEEDING.
24.23 Consent to Jurisdiction. TENANT AND SUBTENANT HEREBY IRREVOCABLY SUBMIT AND CONSENT TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR ANY COUNTY IN WHICH A FACILITY IS LOCATED FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT; [II] THIS LEASE; OR [III] ANY DOCUMENT EXECUTED BY TENANT OR SUBTENANT IN CONNECTION WITH THIS LEASE. TENANT AND SUBTENANT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT TENANT AND SUBTENANT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AND SUBTENANT AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
TENANT AND SUBTENANT AGREE NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT, THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO.
TENANT AND SUBTENANT HEREBY CONSENT TO SERVICE OF PROCESS BY LANDLORD IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LANDLORD’S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LANDLORD’S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST TENANT, SUBTENANT OR THE PROPERTY OF TENANT OR SUBTENANT IN THE COURTS OF ANY OTHER JURISDICTION.
24.24 Attorney’s Fees and Expenses. Tenant shall pay to Landlord all reasonable costs and expenses incurred by Landlord in administering this Lease and the security for this Lease, enforcing or preserving Landlord’s rights under this Lease and the security for this Lease, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, but not limited to, [a] reasonable attorney’s and paralegal’s fees and disbursements; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [c] court costs; [d] the expenses of Landlord, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [e] consulting and witness fees and expenses incurred by Landlord in connection with any litigation or other proceeding; provided, however, Landlord’s internal bookkeeping and routine lease servicing costs are not payable by Tenant.
24.25 Survival. The following provisions shall survive termination of the Lease: Article 8 (Defaults and Remedies); §15.9 (Transfer of License and Facility Operations); §15.10 (Bed Operating Rights); Article 19 (Holdover and Surrender); §20.6 (Retention of Letter of Credit); Article 23 (Security Interest) and §24.25 (Survival).
24.26 Time. Time is of the essence in the performance of this Lease.
24.27 Subtenant. Each Subtenant has joined in the execution of this Lease to acknowledge that Subtenant is subject to and bound by the terms of the Lease applicable to Subtenant, including, without limitation, the grant of a security interest under Article 23.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

Signed and acknowledged in the presence of:		HEALTH CARE REIT, INC.

Signature	/s/ Donna J. Lunsford	By:	/s/ Erin C. Ibele
Print Name	Donna J. Lunsford		Title:	Erin C. Ibele, Senior Vice President- Administration and Corporate Secretary

Signature	/s/ Rita J. Rogge	(signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations.)
Print Name	Rita J. Rogge

901 FLORSHEIM DRIVE, LLC 504 NORTH RIVER ROAD, LLC 6949 MAIN STREET, LLC 41 SPRINGFIELD AVENUE, LLC

		By:	HCN Capital Holdings II, LLC, its sole Member

By: Health Care REIT, Inc., its sole member

Signature	/s/ Donna J. Lunsford	By:	/s/ Erin C. Ibele
Print Name	Donna J. Lunsford		Title:	Erin C. Ibele, Senior Vice President- Administration and Corporate Secretary

Signature	/s/ Rita J. Rogge	CAPITAL SPRING MEADOWS, LLC
Print Name	Rita J. Rogge

Signature	/s/ Cathy Tyler	By:	/s/ Gloria Holland
Print Name	Cathy Tyler		Title:	Gloria Holland, Vice President

Signature	/s/ Pat McEntire	Tax I.D. No.: 27-4949013
Print Name	Pat McEntire

Tax ID No.: 27-4515857		CSL LIBERTYVILLE, LLC
Tax ID No.: 27-4516068		CSL NAPERVILLE, LLC
Tax ID No.: 27-4516383		CSL TRUMBULL, LLC
Tax ID No.: *20-1830714		SHP II/CSL SUMMIT, LLC

Signature	/s/ Cathy Tyler	By:	/s/ David Brickman
Print Name	Cathy Tyler		Title:	David Brickman, Vice President

Signature	/s/ Pat McEntire	CAPITAL SENIOR LIVING PROPERTIES, INC.
Print Name	Pat McEntire

Signature	/s/ Cathy Tyler	By:	/s/ Ralph Beattie
Print Name	Cathy Tyler		Title:	Ralph Beattie, Vice President

Signature	/s/ Pat McEntire	Tax I.D. No.: 75-2726680
Print Name	Pat McEntire
(signing only for purposes of accepting its obligations under §5.3 hereof)

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)
The foregoing instrument was acknowledged before me this 24th day of March, 2011 by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

DONNA J. LUNSFORD	/s/ Donna J. Lunsford
Notary Public	Notary Public
In and for the State of Ohio
My Commission Expires
April 22, 2012	[SEAL]
My Commission Expires:

S-2

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)
The foregoing instrument was acknowledged before me this 24th day of March, 2011 by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, in its capacity as sole member of HCN Capital Holdings II, LLC, a Delaware limited liability company, in its capacity as sole member of 901 Florsheim Drive, LLC, 504 North River Road, LLC, 6949 Main Street, LLC and 41 Springfield Avenue, LLC, each a Delaware limited liability company, on behalf of the company.

DONNA J. LUNSFORD	/s/ Donna J. Lunsford
Notary Public	Notary Public
In and for the State of Ohio
My Commission Expires
April 22, 2012	[SEAL]
My Commission Expires:

STATE OF Texas	)
) SS:
COUNTY OF Dallas	)
The foregoing instrument was acknowledged before me this 24th day of March, 2011 by Gloria Holland, the Vice President of Capital Spring Meadows, LLC, a Delaware limited liability company, on behalf of the company.

/s/ Pamela Connor
Notary Public

My Commission Expires: 8-2-14	[SEAL]

STATE OF Texas	)
) SS:
COUNTY OF Dallas	)
The foregoing instrument was acknowledged before me this 24th day of March, 2011 by David Brickman, the Vice President of CSL Libertyville, LLC, CSL Naperville, LLC, CSL Trumbull, LLC and SHP II/CSL Summit, LLC, each a Delaware limited liability company, on behalf of the company.

/s/ Pamela Connor
Notary Public

My Commission Expires: 8-2-14	[SEAL]

S-3

STATE OF Texas	)
) SS:
COUNTY OF Dallas	)
The foregoing instrument was acknowledged before me this 24th day of March, 2011 by Ralph Beattie, the Vice President of Capital Senior Living Properties, Inc., a Texas corporation, on behalf of the corporation.

/s/ Pamela Connor
Notary Public

My Commission Expires: 8-2-14	[SEAL]

THIS INSTRUMENT PREPARED BY:
Kathleen A. Kress, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43604-5573

S-4

SCHEDULE 1: INITIAL RENT SCHEDULE
CAPITAL SENIOR LIVING — MASTER LEASE III
HEALTH CARE REIT, INC.
FINAL

EFFECTIVE DATE	04/08/11
INITIAL TERM COMMENCEMENT DATE	05/01/11
INITIAL TERM	15	Yrs
INITIAL TERM EXPIRATION DATE	04/30/26
INITIAL INVESTMENT AMOUNT	141,510,000
INITIAL RENT RATE OF RETURN:	7.25%
INCREASER	As defined within the Master Lease Agreement

				RENT RATE	MONTHLY
	DATES		INCREASER	OF RETURN	RENT	ANNUAL
LEASE YEAR	FROM	TO	PERCENTAGE	(ROUNDED)	AMOUNT	RENT AMOUNT
	04/08/11	04/30/11	N/A	7.25%	646,487.47	646,487.47
1	05/01/11	04/30/12	N/A	7.25%	854,956.25	10,259,475.00
2	05/01/12	04/30/13	TBD	7.25%	854,956.25	10,259,475.00
3	05/01/13	04/30/14	TBD	7.25%	854,956.25	10,259,475.00
4	05/01/14	04/30/15	TBD	7.25%	854,956.25	10,259,475.00
5	05/01/15	04/30/16	TBD	7.25%	854,956.25	10,259,475.00
6	05/01/16	04/30/17	TBD	7.25%	854,956.25	10,259,475.00
7	05/01/17	04/30/18	TBD	7.25%	854,956.25	10,259,475.00
8	05/01/18	04/30/19	TBD	7.25%	854,956.25	10,259,475.00
9	05/01/19	04/30/20	TBD	7.25%	854,956.25	10,259,475.00
10	05/01/20	04/30/21	TBD	7.25%	854,956.25	10,259,475.00
11	05/01/21	04/30/22	TBD	7.25%	854,956.25	10,259,475.00
12	05/01/22	04/30/23	TBD	7.25%	854,956.25	10,259,475.00
13	05/01/23	04/30/24	TBD	7.25%	854,956.25	10,259,475.00
14	05/01/24	04/30/25	TBD	7.25%	854,956.25	10,259,475.00
15	05/01/25	04/30/26	TBD	7.25%	854,956.25	10,259,475.00

EXHIBIT A: LEGAL DESCRIPTIONS
CONSISTING OF EXHIBITS A-1 THROUGH A-4

EXHIBIT A-1: LEGAL DESCRIPTION
Facility: Spring Meadows Libertyville, Libertyville IL
Lot 2 in Florsheim Subdivision, being a subdivision of part of Lot 6 of Artaius Subdivision of part of the Southwest 1/4 of Section 27 and part of the Southeast 1/4 of Section 28, Township 44 North, Range 11, East of the Third Principal Meridian, according to the Plat thereof of said Florsheim Subdivision recorded July 28, 1987 as Document 2594894 and amended by Certificate of Correction recorded as Document 2627015, in Lake County, Illinois.

EXHIBIT A-2: LEGAL DESCRIPTION
Facility: Spring Meadows Naperville, Naperville IL
Parcel 1:
Lot 1 in Kingston Green Unit 1, being a subdivision of part of Sections 11 and 14, Township 38 North, Range 9, East of the Third Principal Meridian, according to the Plat thereof recorded July 30, 1998 as Document R98-152441, in DuPage County, Illinois.
Parcel 2:
A non-exclusive easement for the benefit of Parcel 1 as created by Easement Agreement made by and between American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated June 14, 1990 and known as Trust Number 112169-00 and McDonald’s Corporation, a Delaware corporation, dated May 15, 1998 and recorded July 17, 1998 as Document R98-143382 for the purpose of vehicular and pedestrian ingress and egress, to and from Parcel 1, over, upon, and across the driveways and access ways, sidewalks, walkways, and entrances and exits, as such areas shall, from time to time, be developed, altered or modified, over certain portions of the following described land: Lot 2 of Old River Marketplace Shopping Center, being a subdivision of part of Sections 11 and 14, Township 38 North, Range 9, East of the Third Principal Meridian, in DuPage County, Illinois.
Parcel 3:
A non-exclusive easement for the benefit of Parcel 1 as created by Easement Agreement made by and between American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated June 14, 1990 and known as Trust Number 112169-00 and LCOR/JV Naperville SL L.L.C. dated November 30, 1998 and recorded December 11, 1998 as Document No. R98-261287 for purposes of providing storm water drainage from the subject premises to the detention pond constructed on land lying Northwest and adjoining.

EXHIBIT A-3: LEGAL DESCRIPTION
Facility: Spring Meadows Trumbull, Trumbull CT
All that certain piece or parcel of land, with the buildings and improvements thereon, situated and lying in the Town of Trumbull, County of Fairfield and State of Connecticut located at Route 25 and Fox Road, a certain piece or parcel of land situated in the Town of Trumbull, County of Fairfield, and State of Connecticut, as shown on a Map entitled “ALTA/ACSM land Title Survey of Map of Property Tax Assessor’s Map ‘D2’, Parcel 7 Main Street (CT Rte. 25) Trumbull, Connecticut Scale: 1’ = 40’ Jan. 30, 1997, Rev. June 12, 1997, Rev. September 5, 1997, Re. 11-17-98” by Michael Buturia P.E., L.S. CT 132290, 2945 Main Street, Stratford, CT 06497, which map was filed in the Town Clerk’s Office of the Town of Trumbull on December 2, 1998, Map #2907. Said premises being more particularly bounded and described as follows:
Commencing at the intersection of the southerly line of Cedar Hill Road and the westerly line of Main Street the following courses and distances.
South 54°00’09 East, a distance of 203.43 feet to the point of beginning;
Thence South 54°00’09” East, a distance of 113.78 feet;
Thence South 36°28’27” West, a distance of 27.61 feet;
Thence South 53°31’33” East, a distance of 299.42 feet;
Thence South 48°44’06” West, a distance of 168.00 feet;
Thence South 37°21’30” West, a distance of 116.61 feet;
Thence South 13°34’14” West, a distance of 29.24 feet;
Thence South 38°22’11” West, a distance of 213.25 feet;
Thence South 77°25’18” West a distance of 20.11 feet;
Thence South 37°37’26” West, a distance of 88.46 feet;
Thence South 39°26’51” West, a distance of 123.36 feet;
Thence South 36°31’59” West, a distance of 79.58 feet;
Thence South 44°09’05” West, a distance of 52.52 feet;
Thence North 36°37’ 16” West, a distance of 199.98 feet;
Thence North 35°18’01” West, a distance of 41.26 feet;

Thence North 35°13’21” West, a distance of 115.00 feet;
Thence North 18°09’48” West, a distance of 68.97 feet;
Thence North 23°52’38” West, a distance of 68.85 feet;
Thence North 21°56’ 18” West, a distance of 69.91 feet;
Thence North 23°32’03” West, a distance of 149.77 feet;
Thence North 68°53’52” East, a distance of 143.51 feet;
Thence North 84°25’55” East, a distance of 64.21 feet;
Thence South 87°41’37” East, a distance of 34.30 feet;
Thence South 82°46’17” East, a distance of 20.58 feet;
Thence North 59°51’45” East, a distance of 36.39 feet;
Thence North 46°02’51” East, a distance of 70.28 feet;
Thence North 43°54’03” East, a distance of 43.50 feet;
Thence North 50°31’55” East, a distance of 17.38 feet;
Thence North 64°45’41” East, a distance of 58.13 feet;
Thence North 66°02’11” East, a distance of 73.99 feet;
Thence North 76°11’50” East, a distance of 10.79 feet;
Thence North 42°47’55” East, a distance of 134.64 feet to the point of beginning.

EXHIBIT A-4: LEGAL DESCRIPTION
Facility: Spring Meadows Summit, Summit NJ
All that certain tract, parcel and lot of land lying and being situate in the City of Summit, County of Union, State of New Jersey, being more particularly described as follows:
Beginning at a point on the Northerly sideline of Springfield Avenue distant 282.83 feet along various courses Westwardly from the Southerly sideline of Broad Street, if said sidelines were extended to form an intersection, thence from said point of beginning;
1.	North 7 Degrees 03 Minutes 00 Second West, 150.22 Feet; thence

2.	North 29 Degrees 16 Minutes 30 Seconds East, 50.00 Feet to the rear line of lots fronting on Broad Street, thence

3.	North 60 Degrees 43 Minutes 30 Seconds West, 229.08 Feet; thence

4.	South 24 Degrees 22 Minutes 00 Seconds West, 29.85 Feet; thence

5.	North 65 Degrees 38 Minutes 00 Seconds West, 75.00 Feet; thence

6.	South 24 Degrees 22 Minutes 00 Seconds West, 125.00 Feet; thence

7.	North 65 Degrees 38 Minutes 00 Seconds West, 125.00 Feet to a point on the Easterly sideline of Middle Avenue, distant 202.00 Feet Southwardly from the Southerly sideline of Broad Street; thence

8.	South 24 Degrees 22 Minutes 00 Seconds West, 59.01 Feet to a point and corner; thence

9.	South 45 Degrees 15 minutes 25 seconds East, 393.70 Feet to the aforementioned Northerly sideline of Springfield Avenue; thence

10.	North 53 Degrees 33 Minutes 30 Seconds East, 86.59 Feet; thence

11.	North 72 Degrees 42 Minutes 30 Seconds East, 108.12 Feet; thence

12.	North 84 Degrees 21 Minutes 30 Seconds East, 11.76 Feet to the point or place of beginning.

EXHIBIT B: PERMITTED EXCEPTIONS
CONSISTING OF EXHIBIT B-1 THROUGH EXHIBIT B-4

EXHIBIT B-1: PERMITTED EXCEPTION
Facility: Spring Meadows Libertyville, Libertyville, IL
1.	Taxes and assessments not yet due and payable.
2.
Multifamily Mortgage, Assignment of Rents and Security Agreement made by SHP II, CSL Libertyville, LLC, a Delaware limited liability company, to GMAC Commercial Mortgage Corporation dated April 28, 2006, recorded May 2, 2006, as Document 5986662, as further affected by an Assumption Agreement.

3.
Cross-Collateralization Agreement and Amendment to Security Instrument by GMAC Commercial Mortgage Corporation and SHP 11/CSL Libertyville, LLC, a Delaware limited liability company recorded May 2, 2006 as Document 5986663, Assignment of Security Instrument and Cross-Collateralization Agreement and Amendment to Security Instrument to Federal Home Loan Mortgage Corporation recorded May 2, 2006 as Document 5986664, as further affected by an Assumption Agreement.

4.	UCC-1 Financing Statement from Landlord in favor of Lender.
5.	Easement for public utilities and drainage over the Northerly and West 10 Feet and South 25 Feet of said Lot, as shown on Plat of said subdivision recorded as Document 2594894.
6.	Easement in favor of the Village of Libertyville recorded June 16, 1983 as Document 2219072.
7.
Notation on the Plat of subdivision as amended by Certificate of Correction recorded as Document 2627015 granting Utility Easement to the Village of Libertyville, North Shore Gas Company, Commonwealth Edison Company and Illinois Bell Telephone Company as shown on Plat and marked public utilities and drainage easement.

8.	Terms and provisions contained in Ordinance of The Village of Libertyville recorded April 30, 1993 as Document 3323514.
9.	Instrument recorded January 6, 1998 as Document 4068775, by The Village of Libertyville, amending the zoning map and granting special use.
10.	Reservation of easement for sanitary sewer as contained in Trustees Deed dated August 17, 1965 and recorded August 18, 1965 as Document 1273895.
11.	Easement for sanitary sewer as granted by Rogers Red Top, Inc., in instrument dated May 15, 1975 and recorded September 26, 1975 as Document 1730702.
12.	Easement in favor of the Commonwealth Edison Company dated February 2, 2000 and recorded March 6, 2000 as Document No. 4498908.
13.	Rights or claims of parties in possession, as residents or tenants only, with no purchase options and no rights of first refusal.
14.	Terms and conditions of a Memorandum of Lease between Landlord and Tenant, as affected by Subordination, Non-Disturbance and Attornment Agreement.

EXHIBIT B-2: PERMITTED EXCEPTION

Facility: Spring Meadows Naperville, Naperville, IL
1.	Taxes and assessments not yet due and payable.
2.
Multifamily Mortgage, Assignment of Rents and Security Agreement made by SHP II, CSL Naperville, LLC to GMAC Commercial Mortgage Corporation dated April 28, 2006, recorded May 2, 2006 as Instrument No. R2006-080406, as further affected by an Assumption Agreement.

3.
Cross-Collateralization Agreement and Amendment to Security Instrument by GMAC Commercial Mortgage Corporation and SHP II/CSL Naperville, LLC, recorded May 2, 2006 as Document R2006-080407, Assignment of the Cross-Collateralization Agreement to Federal Home Loan Mortgage Corporation recorded May 2, 2006 as Document R2006-080409, as further affected by an Assumption Agreement.

4.	UCC-1 Financing Statement from Landlord in favor of Lender.
5.	Restrictive covenant recorded June 21, 1991 as Document R91-076182.
6.
Public utility and drainage easements, 44 foot building line, emergency vehicle and fire lane easement, and storm water management easement and the covenants relating thereto, as set forth in the provisions on the Plat of Kingston Green Unit 1, recorded July 30, 1998 as Document R98-152441.

7.	Permanent access control covenant set forth on the Plat of Old River Marketplace Shopping Center recorded June 13, 1991 as Document R91-071643.
8.
Ingress and egress easement provisions set forth on the Plat of Old River Marketplace Shopping Center, recorded June 13, 1991 as Document R91-071643 and as shown on the Plat of Kingston Green Unit 1, recorded July 30, 1998 as Document R98-152441.

9.	Covenants, conditions and restrictions and easements contained in the Easement Agreement recorded July 17, 1998 as Document R98-143382.
10.
Terms, provisions and conditions contained in the Statement of Intent and Agreement recorded July 30, 1998 as Document R98-152441. Modified by First Amendment to the Statement of Intent and Agreement for Kingston Green Unit 1, recorded June 23, 1999 as Document R1999-139182.

11.	Access Easement Agreement recorded December 11, 1998 as Document R98-261288.
12.	Detention Easement Agreement recorded December 11, 1998 as Document R98-261287.
13.	Rights or claims of parties in possession, as residents or tenants only, with no purchase options and no rights of first refusal.
14.	Terms and conditions of a Memorandum of Lease between Landlord and Tenant, as affected by Subordination, Non-Disturbance and Attornment Agreement.

EXHIBIT B-3: PERMITTED EXCEPTION

Facility: Spring Meadows Trumbull, Trumbull CT
1.	Taxes, assessments and sewer use charges not yet due and payable.
2.
Multi-Family Open-End Mortgage, Assignment of Rents and Security Agreement in Volume 1384 Page 292 to GMAC Commercial Mortgage Corporation dated April 28, 2006 and recorded May 2, 2006. Assigned in Volume 1384 Page 361 to Federal Home Loan Mortgage Corporation dated April 28, 2006 and recorded May 2, 2006, as further affected by an Assumption Agreement.

3.
Cross-Collateralization Agreement and Amendment to Security Instrument in Volume 1384 Page 348 with GMAC Commercial Mortgage Corporation dated April 28, 2006 and recorded May 2, 2006; as assigned in Volume 1384 Page 361 to Federal Home Loan Mortgage Corporation dated April 28, 2006 and recorded May 2, 2006; as further affected by an Assumption Agreement.

4.	UCC-1 Financing Statement from Landlord in favor of Lender.
5.	Easement to The Southern New England Telephone Company dated April 3, 2000 and recorded May 16, 2000 in Volume 1042 at Page 477.
6.	Rights or claims of parties in possession, as residents or tenants only, with no purchase options and no rights of first refusal.
7.	The following matters shown on Survey made by Millman Surveying, Inc., dated December 31, 2010, last revised March 29, 2011:
•	Building setback lines (not currently violated).

•	Stone wall encroaches over southerly boundary line.
8.	Terms and conditions of a Notice of Lease between Landlord and Tenant, as affected by Subordination, Non-Disturbance and Attornment Agreement.

EXHIBIT B-4: PERMITTED EXCEPTION

Facility: Spring Meadows Summit, Summit NJ
1.	Taxes and assessments not yet due and payable.
2.
Multifamily Mortgage, Assignment of Rents and Security Agreement recorded in Mortgage Book M11670, Page 396, between SHP II/CSL Summit LLC, a Delaware limited liability company (Mortgagor/Borrower) and GMAC Commercial Mortgage Corporation (Mortgagee/Lender) dated April 28, 2006, recorded May 3, 2006, in the office of the Clerk/Register of Union.

3.	Cross-Collateralization Agreement and Amendment to Security Instrument recorded in Mortgage Book M11670, Page 457, as further affected by an Assumption Agreement.
4.	Mortgage assigned to Federal Home Loan Mortgage Corporation recorded in Mortgage Book AB1347, Page 671, as further affected by an Assumption Agreement.
5.	UCC-1 Financing Statement from Landlord in favor of Lender.
6.
Easement as set forth in Deed between LCOR/JV Summit SL, LLC and Jersey Central Power & Light Company and Bell Atlantic of New Jersey, Inc., dated January 10, 2000 and recorded May 9, 2000 in Deed Book 4963, Page 340.

7.	Terms and conditions as set forth in License Agreement between City of Summit and LCOR/TV Summit SL, LLC, dated May 29, 2002 and recorded July 11, 2002 in Deed Book 5290, Page 186.
8.	Rights or claims of parties in possession, as residents or tenants only, with no purchase options and no rights of first refusal.
9.	The following matters shown on Survey made by Millman Surveying, Inc., dated January 18, 2011, Job No. 21566:
•	Paved path extends into bed of Middle Avenue;

•	35 foot front setback and 25 foot side and rear setbacks.
10.	Terms and conditions of a Memorandum of Lease between Landlord and Tenant, as affected by Subordination, Non-Disturbance and Attornment Agreement.

EXHIBIT C: FACILITY INFORMATION

		Facility Type
		(per license or
		certificate of
Facility Name	Street Address	occupancy)	Base Year Resident
Subtenant	County	Beds/Units	Revenues	Year 1 Rent
Spring Meadows Libertyville Encumbered Facility (“Libertyville Facility”) CSL Libertyville, LLC	901 Florsheim Drive Libertyville, Illinois 60048 County: Lake	Independent and assisted living 153 IL Units 44 AL Units 100 licensed AL units 253 operating beds	$6,900,000.00	$3,291,500.00
Spring Meadows Naperville Encumbered Facility (“Naperville Facility”) CSL Naperville, LLC	504 N. River Road Naperville, Illinois 60563 County: DuPage	Independent and assisted living 148 IL Units 45 AL Units 70 licensed AL units 231 operating beds	$5,100,000.00	$2,341,750.00

Spring Meadows Summit Encumbered Facility (“Summit Facility”) SHP II/CSL Summit, LLC	41 Springfield Avenue Summit, New Jersey 07901 County: Union	assisted living 98 licensed AL beds 98 operating beds 88 units	$4,800,000.00	$1,211,475.00

Spring Meadows Trumbull Encumbered Facility (“Trumbull Facility”) CSL Trumbull, LLC	6949 Main Street Trumbull, Connecticut 06611 County: Fairfield	Independent and assisted living 106 IL Units 44 AL Units 178 operating beds	$7,800,000.00	$3,414,750.00

EXHIBIT D: LANDLORD’S PERSONAL PROPERTY
CONSISTING OF EXHIBIT D-1 THROUGH EXHIBIT D-4

Exhibit D-1
SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = A
001151	08/30/10	47,858.00	2010 Starcraft/Ford E450 Bus	P	SLMM	05 00	47,858.00	11/30/10	0.00	797.63	3,190.53	3,190.53
001200	11/19/10	3,350.00	Sales tax paid on new bus-IL	P	SLMM	04 10	3,350.00	11/30/10	0.00	57.76	57.76	57.76

Class = A		51,208.00					51,208.00		0.00	855.39	3,248.29	3,248.29
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 2		51,208.00					51,208.00		0.00	855.39	3,248.29	3,248.29

Class = B
000394	12/31/04	1,700.00	Building	P	SLMM	10 00	1,700.00	11/30/10	850.00	14.17	170.00	1,020.00
000395	01/21/05	7,450.00	Building	P	SLMM	10 00	7,450.00	11/30/10	3,662.92	62.09	745.00	4,407.92
000396	02/04/05	22,350.00	Building	P	SLMM	10 00	22,350.00	11/30/10	10,988.75	186.25	2,235.00	13,223.75
000397	04/30/05	512.69	Building	P	SLMM	10 00	512.69	11/30/10	239.26	4.28	51.27	290.53
000398	04/30/05	2,224.00	Building	P	SLMM	10 00	2,224.00	11/30/10	1,037.87	18.54	222.40	1,260.27
000399	04/30/05	17,172.00	Building	P	SLMM	10 00	17,172.00	11/30/10	8,013.60	143.10	1,717.20	9,730.80
000400	05/06/05	120.00	Building	P	SLMM	10 00	120.00	11/30/10	56.00	1.00	12.00	68.00
000401	05/31/05	377.62	Building	P	SLMM	10 00	377.62	11/30/10	173.07	3.15	37.76	210.83
000402	05/31/05	(2,365.00)	Building	P	SLMM	10 00	(2,365.00)	11/30/10	(1,083.96)	(19.71)	(236.50)	(1,320.46)
000403	06/30/05	675.00	Building	P	SLMM	10 00	675.00	11/30/10	303.75	5.63	67.50	371.25
000404	07/31/05	447.19	Building	P	SLMM	10 00	447.19	11/30/10	197.51	3.73	44.72	242.23
000405	07/31/05	539.00	Building	P	SLMM	10 00	539.00	11/30/10	238.06	4.50	53.90	291.96
000406	08/22/05	5,067.00	Building	P	SLMM	10 00	5,067.00	11/30/10	2,195.70	42.23	506.70	2,702.40
000407	08/31/05	2,500.00	Building	P	SLMM	10 00	2,500.00	11/30/10	1,083.33	20.84	250.00	1,333.33
000408	10/31/05	4,569.00	Building	P	SLMM	10 00	4,569.00	11/30/10	1,903.75	38.08	456.90	2,360.65
000409	12/30/05	328.85	Building	P	SLMM	10 00	328.85	11/30/10	131.56	2.75	32.89	164.45
000410	12/31/05	884.68	Building	P	SLMM	10 00	884.68	11/30/10	353.88	7.38	88.47	442.35
000411	01/22/06	3,183.00	Building	P	SLMM	10 00	3,183.00	11/30/10	1,246.68	26.53	318.30	1,564.98
000412	01/31/06	3,072.00	Building	P	SLMM	10 00	3,072.00	11/30/10	1,203.20	25.60	307.20	1,510.40
000413	01/31/06	652.50	Building	P	SLMM	10 00	652.50	11/30/10	255.56	5.44	65.25	320.81
000414	03/31/06	1,097.00	Building	P	SLMM	10 00	1,097.00	11/30/10	411.38	9.15	109.70	521.08
000415	03/31/06	442.28	Building	P	SLMM	10 00	442.28	11/30/10	165.86	3.69	44.23	210.09
000416	04/30/06	3,250.00	Building	P	SLMM	10 00	3,250.00	11/30/10	1,191.67	27.09	325.00	1,516.67
000417	04/30/06	3,500.00	Building	P	SLMM	10 00	3,500.00	11/30/10	1,283.33	29.17	350.00	1,633.33
000418	05/31/06	539.00	Building	P	SLMM	10 00	539.00	11/30/10	193.14	4.50	53.90	247.04
000419	05/31/06	416.26	Building	P	SLMM	10 00	416.26	11/30/10	149.17	3.47	41.63	190.80
000420	06/22/06	2,700.00	Building	P	SLMM	10 00	2,700.00	11/30/10	945.00	22.50	270.00	1,215.00
000421	06/30/06	750.00	Building	P	SLMM	10 00	750.00	11/30/10	262.50	6.25	75.00	337.50
000422	07/31/06	3.00	Building	P	SLMM	10 00	3.00	11/30/10	1.03	0.03	0.30	1.33
000423	07/31/06	12,260.00	Building	P	SLMM	10 00	12,260.00	11/30/10	4,188.83	102.17	1,226.00	5,414.83
000424	11/30/06	(3,645.03)	Building	P	SLMM	10 00	(3,645.03)	11/30/10	(1,123.89)	(30.38)	(364.50)	(1,488.39)
000425	12/19/06	6,000.00	Building	P	SLMM	10 00	6,000.00	11/30/10	1,800.00	50.00	600.00	2,400.00
000426	12/31/06	4,472.00	Building	P	SLMM	10 00	4,472.00	11/30/10	1,341.60	37.27	447.20	1,788.80
000427	12/31/06	1,478.00	Building	P	SLMM	10 00	1,478.00	11/30/10	443.40	12.32	147.80	591.20
000428	12/31/06	1,223.50	Building	P	SLMM	10 00	1,223.50	11/30/10	367.05	10.20	122.35	489.40
000429	12/31/06	1,463.87	Building	P	SLMM	10 00	1,463.87	11/30/10	439.17	12.20	146.39	585.56
000594	02/23/07	2,388.00	2 Windows (#181,250) — Buy I	P	SLMM	10 00	2,388.00	11/30/10	676.61	19.90	238.80	915.41
000596	12/31/06	(1,223.50)	Building-Delete Asset # 428	P	SLMM	10 00	(1,223.50)	11/30/10	(367.05)	(10.20)	(122.35)	(489.40)
000637	06/30/07	4,438.00	Evaporator Coil repl in AC-5	P	SLMM	10 00	4,438.00	11/30/10	1,109.50	36.99	443.80	1,553.30
000646	06/30/07	4,196.52	Due Diligence Study re: sprin	P	NoDep	00 00	4,196.52	11/30/10	0.00	0.00	0.00	0.00

January 11, 2011 at 3:17 PM	Page 1

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = B
000653	07/20/07	6,740.00	Repl. 11 Windows - Buy Right	P	SLMM	10 00	6,740.00	11/30/10	1,628.83	56.17	674.00	2,302.83
000667	08/10/07	1,675.00	DR Window Repl - Buy Right	P	SLMM	10 00	1,675.00	11/30/10	404.79	13.96	167.50	572.29
000689	09/12/07	2,945.00	Rubber Roof - Sunset Exterio	P	SLMM	20 00	2,945.00	11/30/10	343.58	12.28	147.25	490.83
000704	10/11/07	4,600.00	Caulk Roof Seams-Local Roc	P	SLMM	10 00	4,600.00	11/30/10	1,035.00	38.34	460.00	1,495.00
000705	10/11/07	498.00	Repl. Rear Door Closer-MGN	P	SLMM	10 00	498.00	11/30/10	112.05	4.15	49.80	161.85
000706	10/11/07	6,668.75	Hollow Metal Rear Door-Midy	P	SLMM	20 00	6,668.75	11/30/10	750.24	27.79	333.44	1,083.68
000707	10/31/07	1,187.79	2 unit heaters & thermostats	P	SLMM	10 00	1,187.79	11/30/10	257.37	9.90	118.78	376.15
000710	10/30/07	428.00	Repl. Wallpaper(Ladies Bath,	P	SLMM	10 00	428.00	11/30/10	92.73	3.57	42.80	135.53
000714	11/16/07	1,415.00	Repl. Glass in Windows - Kle	P	SLMM	10 00	1,415.00	11/30/10	294.79	11.80	141.50	436.29
000715	11/19/07	4,500.00	10 brick pillars - Nelson Masc	P	SLMM	10 00	4,500.00	11/30/10	937.50	37.50	450.00	1,387.50
000717	11/29/07	1,037.16	Sweeps guard rails for back d	P	SLMM	10 00	1,037.16	11/30/10	216.08	8.65	103.72	319.80
000718	11/29/07	6,775.50	Compressors, condensors for	P	SLMM	10 00	6,775.50	11/30/10	1,411.56	56.47	677.55	2,089.11
000728	12/31/07	11,370.00	Glycol Loop Installation - US I	P	SLMM	10 00	11,370.00	11/30/10	2,274.00	94.75	1,137.00	3,411.00
000729	12/31/07	2,196.00	Repl Valves, Motor in Rooltor	P	SLMM	10 00	2,196.00	11/30/10	439.20	18.30	219.60	658.80
000777	04/11/08	1,590.00	Siding Repl. - Buy Right	P	SLMM	20 00	1,590.00	11/30/10	139.13	6.63	79.50	218.63
000778	04/30/08	6,610.00	3 electronic door detectors in	P	SLMM	10 00	6,610.00	11/30/10	1,101.67	55.09	661.00	1,762.67
000810	06/27/08	420.73	Booster Pump Repl - Fluid P	P	SLMM	10 00	420.73	11/30/10	63.11	3.51	42.07	105.18
000811	06/27/08	3,060.00	Aluminum Soflit Sys on 8 Bali	P	SLMM	10 00	3,060.00	11/30/10	459.00	25.50	306.00	765.00
000818	07/11/08	2,720.00	Overhangs installed (front & I	P	SLMM	10 00	2,720.00	11/30/10	408.00	22.67	272.00	680.00
000833	08/15/08	2,085.00	3 white vinyl windows - Rebel	P	SLMM	10 00	2,085.00	11/30/10	295.38	17.38	208.50	503.88
000834	08/31/08	4,495.00	Concrete work (front entr.)-Si	P	SLMM	20 00	4,495.00	11/30/10	299.68	18.73	224.75	524.43
000835	08/31/08	3,935.00	66 pairs vinyl shutters - Rebe	P	SLMM	10 00	3,935.00	11/30/10	524.67	32.80	393.50	918.17
000838	08/31/08	1,588.29	New Gas Valve installed-Sim	P	SLMM	10 00	1,588.29	11/30/10	211.77	13.24	158.83	370.60
000865	10/31/08	3,324.00	Glass Repl. (various apts, sui	P	SLMM	10 00	3,324.00	11/30/10	387.80	27.70	332.40	720.20
000894	01/23/09	1,097.58	48 Ballasts - Grainger	P	SLMM	10 00	1,097.58	11/30/10	100.61	9.15	109.76	210.37
000895	01/23/09	1,915.00	Repl. glass for 5 windows - M	P	SLMM	10 00	1,915.00	11/30/10	175.54	15.96	191.50	367.04
000908	02/28/09	1,087.22	Schraeder valves for 12 heat	P	SLMM	10 00	1,087.22	11/30/10	90.60	9.06	108.72	199.32
000920	04/30/09	529.73	Repl Circulating pump for hot	P	SLMM	10 00	529.73	11/30/10	35.32	4.42	52.97	88.29
000921	04/30/09	1,960.00	Rebuild Fireline backflow dev	P	SLMM	10 00	1,960.00	11/30/10	130.67	16.34	196.00	326.67
000934	05/31/09	809.48	Condensor Fan Motor - Trian	P	SLMM	10 00	809.48	11/30/10	47.22	6.75	80.95	128.17
000952	07/31/09	996.96	Conversion of shower to bath	P	SLMM	20 00	996.96	11/30/10	20.77	4.16	49.85	70.62
000965	08/31/09	4,057.41	Repl heat exchanger - Triangl	P	SLMM	10 00	4,057.41	11/30/10	135.25	33.82	405.74	540.99
000974	09/11/09	2,864.00	Repl. 9 windows - Midland GI	P	SLMM	10 00	2,864.00	11/30/10	95.47	23.87	286.40	381.87
000975	09/18/09	954.78	Repl. motor in A/C RTU - Trai	P	SLMM	10 00	954.78	11/30/10	23.87	7.96	95.48	119.35
000986	10/16/09	1,364.00	Repl. 5 windows - Midland Gl	P	SLMM	10 00	1,364.00	11/30/10	22.73	11.37	136.40	159.13
001009	12/11/09	9,135.00	4 heat pumps - Triangle Envir	P	SLMM	10 00	9,135.00	11/30/10	76.13	76.13	913.50	989.63
001010	12/31/09	5,868.40	Repl. Main BCU Board - Triar	P	SLMM	10 00	5,868.40	11/30/10	0.00	48.91	586.84	586.84
001011	12/31/09	1,575.18	Repl Ethernet card in BCU - 1	P	SLMM	10 00	1,575.18	11/30/10	0.00	13.13	157.52	157.52
001012	12/31/09	3,495.33	Rebuilt/replaced PRVs on bo	P	SLMM	10 00	3,495.33	11/30/10	0.00	29.13	349.53	349.53
001013	12/31/09	483.64	Repl Inductor pump motor in 1	P	SLMM	10 00	483.64	11/30/10	0.00	4.03	48.36	48.36
001047	03/12/10	460.90	5 cabinet doors (kitchen) - Sa	P	SLMM	10 00	460.90	11/30/10	0.00	3.85	38.41	38.41
001048	03/19/10	19,659.46	8 heat pumps - Triangle Envir	P	SLMM	10 00	19,659.46	11/30/10	0.00	163.82	1,474.46	1,474.46
001064	04/30/10	3,750.89	Hatco water booster heater - (	P	SLMM	10 00	3,750.89	11/30/10	0.00	31.25	250.06	250.06
001065	04/30/10	1,128.91	Install RTU communication c;	P	SLMM	10 00	1,128.91	11/30/10	0.00	9.40	75.26	75.26
001088	05/24/10	947.94	Repl. Ian motor/blade (RTU #	P	SLMM	10 00	947.94	11/30/10	0.00	7.90	55.31	55.31
001089	05/28/10	6,235.01	Repl. vents (3 Locinvar hot w.	P	SLMM	10 00	6,235.01	11/30/10	0.00	51.95	363.71	363.71
001090	05/28/10	1,291.28	Repl. master control box(gen	P	SLMM	10 00	1,291.28	11/30/10	0.00	10.76	75.33	75.33
001091	05/31/10	491.00	Repl. large bay window(#240	P	SLMM	10 00	491.00	11/30/10	0.00	4.09	28.64	28.64
001105	06/30/10	663.00	Repl. windows (#275,280) -	P	SLMM	10 00	663.00	11/30/10	0.00	5.52	33.15	33.15
001106	06/30/10	1,148.99	Repl. condenser Ian motor (R	P	SLMM	10 00	1,148.99	11/30/10	0.00	9.57	57.45	57.45

January 11, 2011 at 3:17 PM	Page 2

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = B
001124	07/31/10	1,758.00	Repl. window glass (#13,31,3	P	SLMM	10 00	1,758.00	11/30/10	0.00	14.65	73.25	73.25
001125	07/31/10	14,971.71	6 Heat Pumps-Triangle Envin	P	SLMM	10 00	14,971.71	11/30/10	0.00	124.76	623.82	623.82
001145	08/30/10	25,234.17	10 Heat pump units-Triangle	P	SLMM	10 00	25,234.17	11/30/10	0.00	210.28	841.14	841.14
001146	08/31/10	1,683.33	Capacitors, valves (heat pump	P	SLMM	10 00	1,683.33	11/30/10	0.00	14.02	56.11	56.11
001147	08/31/10	2,629.03	Repl. MUA #1 unit parts-Triar	P	SLMM	10 00	2,629.03	11/30/10	0.00	21.91	87.65	87.65
001166	09/30/10	1,200.00	Bypass in Backflow preventel	P	SLMM	10 00	1,200.00	11/30/10	0.00	10.00	30.00	30.00
001196	11/12/10	1,417.15	Repl drive motor RTU #5 & pu	P	SLMM	10 00	1,417.15	11/30/10	0.00	11.81	23.62	23.62

Class = B		321,937.13					321,937.13		61,570.90	2,578.51	26,659.59	88,230.49
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 97		321,937.13					321,937.13		61,570.90	2,578.51	26,659.59	88,230.49
Class = BA
000430	12/01/04	20,519,152.00	Building Acquisition	R	SLMM	40 00	20,519,152.00	11/30/10	2,607,642.23	42,748.24	512,978.80	3,120,621.03

Class = BA		20,519,152.00					20,519,152.00		2,607,642.23	42.748.24	512,978.80	3,120,621.03
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count =1		20,519,152.00					20,519,152.00		2,607,642.23	42,748.24	512,978.80	3,120,621.03
Class = E
000548	03/23/05	1,203.28	Equipment	P	SLMM	10 00	1,203.28	11/30/10	571.57	10.03	120.33	691.90
000549	03/23/05	243.31	Equipment	P	SLMM	10 00	243.31	11/30/10	115.57	2.03	24.33	139.90
000550	03/31/05	317.37	Equipment	P	SLMM	10 00	317.37	11/30/10	150.76	2.65	31.74	182.50
000551	04/30/05	1,226.76	Equipment	P	SLMM	10 00	1,226.76	11/30/10	572.50	10.23	122.68	695.18
000552	06/30/05	372.43	Equipment	P	SLMM	10 00	372.43	11/30/10	167.58	3.11	37.24	204.82
000553	06/30/05	435.62	Equipment	P	SLMM	10 00	435.62	11/30/10	196.02	3.63	43.56	239.58
000554	08/31/05	577.00	Equipment	P	SLMM	10 00	577.00	11/30/10	250.03	4.81	57.70	307.73
000555	09/26/05	1,745.87	Equipment	P	SLMM	10 00	1,745.87	11/30/10	742.02	14.55	174.59	916.61
000556	09/30/05	412.50	Equipment	P	SLMM	10 00	412.50	11/30/10	175.31	3.44	41.25	216.56
000557	09/30/05	1,928.87	Equipment	P	SLMM	10 00	1,928.87	11/30/10	819.78	16.08	192.89	1,012.67
000558	12/30/05	468.58	Equipment	P	SLMM	10 00	468.58	11/30/10	187.44	3.91	46.86	234.30
000559	12/30/05	302.36	Equipment	P	SLMM	10 00	302.36	11/30/10	120.96	2.52	30.24	151.20
000560	12/30/05	362.08	Equipment	P	SLMM	10 00	362.08	11/30/10	144.84	3.02	36.21	181.05
000561	12/30/05	1,067.25	Equipment	P	SLMM	10 00	1,067.25	11/30/10	426.92	8.90	106.73	533.65
000562	12/30/05	328.35	Equipment	P	SLMM	10 00	328.35	11/30/10	131.36	2.74	32.84	164.20
000563	12/30/05	1,246.00	Equipment	P	SLMM	10 00	1,246.00	11/30/10	498.40	10.39	124.60	623.00
000564	12/31/05	1,115.58	Equipment	P	SLMM	10 00	1,115.58	11/30/10	446.24	9.30	111.56	557.80
000565	12/31/05	81.69	Equipment	P	SLMM	10 00	81.69	11/30/10	32.68	0.69	8.17	40.85
000566	12/31/05	38.26	Equipment	P	SLMM	10 00	38.26	11/30/10	15.32	0.32	3.83	19.15
000567	01/31/06	9,687.59	Equipment	P	SLMM	10 00	9,687.59	11/30/10	3,794.32	80.73	968.76	4,763.08
000568	02/28/06	808.08	Equipment	P	SLMM	10 00	808.08	11/30/10	309.77	6.74	80.81	390.58
000569	03/31/06	580.22	Equipment	P	SLMM	10 00	580.22	11/30/10	217.58	4.84	58.02	275.60
000570	03/31/06	2,147.76	Equipment	P	SLMM	10 00	2,147.76	11/30/10	805.42	17.90	214.78	1,020.20
000571	03/31/06	532.55	Equipment	P	SLMM	10 00	532.55	11/30/10	199.72	4.44	53.26	252.98
000572	03/31/06	239.50	Equipment	P	SLMM	10 00	239.50	11/30/10	89.81	2.00	23.95	113.76
000573	03/31/06	(119.74)	Equipment	P	SLMM	10 00	(119.74)	11/30/10	(44.89)	(1.00)	(11.97)	(56.86)

January 11, 2011 at 3:17 PM	Page 3

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = E
000574	04/30/06	359.24	Equipment	P	SLMM	10 00	359.24	11/30/10	131.71	3.00	35.92	167.63
000575	06/22/06	1,174.21	Equipment	P	SLMM	10 00	1,174.21	11/30/10	410.97	9.79	117.42	528.39
000576	07/18/06	492.25	Equipment	P	SLMM	10 00	492.25	11/30/10	168.20	4.11	49.23	217.43
000577	08/31/06	421.68	Equipment	P	SLMM	10 00	421.68	11/30/10	140.57	3.52	42.17	182.74
000578	09/30/06	2,776.34	Equipment	P	SLMM	10 00	2,776.34	11/30/10	902.30	23.14	277.63	1,179.93
000579	10/31/06	2,008.69	Equipment	P	SLMM	10 00	2,008.69	11/30/10	636.10	16.74	200.87	836.97
000580	11/30/06	1,798.73	Equipment	P	SLMM	10 00	1,798.73	11/30/10	554.61	14.99	179.87	734.48
000581	11/30/06	902.63	Equipment	P	SLMM	10 00	902.63	11/30/10	278.30	7.53	90.26	368.56
000582	12/19/06	367.95	Equipment	P	SLMM	10 00	367.95	11/30/10	110.40	3.07	36.80	147.20
000583	12/27/06	217.82	Equipment	P	SLMM	10 00	217.82	11/30/10	65.34	1.82	21.78	87.12
000584	12/27/06	397.68	Equipment	P	SLMM	10 00	397.68	11/30/10	119.31	3.32	39.77	159.08
000585	12/27/06	211.54	Equipment	P	SLMM	10 00	211.54	11/30/10	63.45	1.77	21.15	84.60
000589	01/31/07	8,223.61	210 Carbon Dioxide Detector	P	SLMM	10 00	8,223.61	11/30/10	2,398.55	68.53	822.36	3,220.91
000595	02/23/07	536.85	2 Torpedo Heaters - W.W. Gr	P	SLMM	10 00	536.85	11/30/10	152.12	4.48	53.69	205.81
000602	03/31/07	2,013.80	Refurb. Dishwasher - GCS Ser	P	SLMM	10 00	2,013.80	11/30/10	553.80	16.79	201.38	755.18
000620	04/30/07	1,212.17	Floor Buffer - W.W. Grainger I	P	SLMM	10 00	1,212.17	11/30/10	323.25	10.11	121.22	444.47
000655	07/24/07	673.23	48 Coffee Carafes - US Food	P	SLMM	10 00	673.23	11/30/10	162.69	5.61	67.32	230.01
000695	09/12/07	1,397.50	2 Vacuum cleaners - Aerus E	P	SLMM	10 00	1,397.50	11/30/10	326.08	11.65	139.75	465.83
000696	09/30/07	1,579.63	Hot box for AL - US Food Ser	P	SLMM	10 00	1,579.63	11/30/10	355.41	13.17	157.96	513.37
000709	10/31/07	1,008.30	Optiplex 745 Computer & Mo	P	SLMM	05 00	1,008.30	11/30/10	436.93	16.81	201.66	638.59
000720	11/26/07	978.75	2 x-lrg stationary washers - TI	P	SLMM	10 00	978.75	11/30/10	203.93	8.16	97.88	301.81
000732	12/01/07	2,875.00	Baldwin Baby Grand Piano - ,	P	SLMM	10 00	2,875.00	11/30/10	598.96	23.96	287.50	886.46
000733	12/17/07	2,740.00	2 Space Heaters - Alex’s Elec	P	SLMM	10 00	2,740.00	11/30/10	548.00	22.84	274.00	822.00
000766	03/31/08	1,039.40	Firewall for Computer System	P	SLMM	10 00	1,039.40	11/30/10	181.90	8.67	103.94	285.84
000768	03/31/08	1,816.00	Software for A/C & Heater - T	P	SLMM	05 00	1,816.00	11/30/10	635.60	30.27	363.20	998.80
000780	04/18/08	300.46	2 Dry Erase Boards-Great An	P	SLMM	10 00	300.46	11/30/10	50.08	2.51	30.05	80.13
000781	04/30/08	884.00	Upgrade Lochivar Boiler-Colu	P	SLMM	10 00	884.00	11/30/10	147.33	7.37	88.40	235.73
000782	04/30/08	345.72	Microwave w/white wall cabin	P	SLMM	10 00	345.72	11/30/10	57.62	2.89	34.57	92.19
000783	04/30/08	647.66	Repl. water tank heater for Di	P	SLMM	10 00	647.66	11/30/10	107.95	5.40	64.77	172.72
000814	06/27/08	575.42	4 Summit high bowl toilets - M	P	SLMM	10 00	575.42	11/30/10	86.31	4.80	57.54	143.85
000815	06/30/08	4,152.26	Walk-in freezer compressor -	P	SLMM	10 00	4,152.26	11/30/10	622.84	34.61	415.23	1,038.07
000837	08/29/08	381.51	Black serving cart/bun rack -	P	SLMM	10 00	381.51	11/30/10	50.88	3.18	38.15	89.03
000839	08/31/08	1,899.70	3 washers/1 elec. dryer - HD :	P	SLMM	10 00	1,899.70	11/30/10	253.29	15.84	189.97	443.26
000850	09/26/08	350.41	Rollaway Bed - American Hea	P	SLMM	10 00	350.41	11/30/10	43.80	2.92	35.04	78.84
000851	09/30/08	10,866.12	Hobart 40-qt. Mixer - US Food	P	SLMM	10 00	10,866.12	11/30/10	1,358.26	90.56	1,086.61	2,444.87
000852	09/30/08	15,937.05	Water Softening System -Aqi	P	SLMM	10 00	15,937.05	11/30/10	1,992.15	132.81	1,593.71	3,585.86
000875	11/30/08	504.90	Sensor XP Upright Vacuum -	P	SLMM	10 00	504.90	11/30/10	54.71	4.21	50.49	105.20
000887	12/31/08	1,455.00	3 recessed can lights (bar &)	P	SLMM	10 00	1,455.00	11/30/10	145.50	12.13	145.50	291.00
000897	01/31/09	1,591.41	Compressor & condensor fan	P	SLMM	10 00	1,591.41	11/30/10	145.88	13.27	159.14	305.02
000905	02/13/09	387.10	Plates & Silverware - US Food	P	SLMM	10 00	387.10	11/30/10	35.49	3.23	38.71	74.20
000915	03/20/09	513.00	72 Espree dinner plates - US	P	SLMM	10 00	513.00	11/30/10	38.48	4.28	51.30	89.78
000944	06/30/09	738.25	Emergency response cord pu	P	SLMM	10 00	738.25	11/30/10	36.91	6.16	73.83	110.74
000955	07/24/09	310.26	Troy Built power washer - Lov	P	SLMM	10 00	310.26	11/30/10	12.93	2.59	31.03	43.96
000977	09/30/09	504.90	Upright vacuum cleaner - Am	P	SLMM	10 00	504.90	11/30/10	12.62	4.21	50.49	63.11
000989	10/09/09	411.58	Brother fax machine - Office	P	SLMM	05 00	411.58	11/30/10	20.58	6.86	82.32	102.90
001029	02/15/10	2,590.64	Tennant/Nobles extractor - D	P	SLMM	10 00	2,590.64	11/30/10	0.00	21.59	237.48	237.48
001030	02/22/10	2,178.60	10 Motorola 2-way radios - In	P	SLMM	10 00	2,178.60	11/30/10	0.00	18.15	181.55	181.55
001049	03/16/10	1,351.05	Optillex 760 Minitower (Mktg)	P	SLMM	05 00	1,351.05	11/30/10	0.00	22.51	202.66	202.66
001051	03/31/10	815.42	New silverware/plates - Trima	P	SLMM	10 00	815.42	11/30/10	0.00	6.79	61.16	61.16
001066	04/30/10	950.00	Check scanner-Chase Bank	P	SLMM	05 00	950.00	11/30/10	0.00	15.83	126.67	126.67

January 11, 2011 at 3:17 PM	Page 4

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = E
001093	05/28/10	493.44	Dishwasher & washing mach	P	SLMM	10 00	493.44	11/30/10	0.00	4.11	28.78	28.78
001094	05/31/10	12,876.82	Vulcan convection gas steam	P	SLMM	10 00	12,876.82	11/30/10	0.00	107.30	751.15	751.15
001108	06/30/10	23,947.33	Satellite Headend System - R	P	SLMM	10 00	23,947.33	11/30/10	0.00	199.56	1,197.37	1,197.37
001148	08/13/10	3,664.97	3 Whirlpool refrigs, 4 GE Spac	P	SLMM	10 00	3,664.97	11/30/10	0.00	30.55	152.71	152.71
001149	08/20/10	317.80	Supplies for sink conversions	P	SLMM	10 00	317.80	11/30/10	0.00	2.64	10.59	10.59
001177	10/15/10	2,176.86	4 GE Spacemaker Washers-l	P	SLMM	10 00	2,176.86	11/30/10	0.00	18.14	54.42	54.42
001178	10/15/10	590.66	2 Avaya Telephones-Internal	P	SLMM	10 00	590.66	11/30/10	0.00	4.93	14.77	14.77
001179	10/25/10	439.26	Repl. 3 motors/pullteys(garba	P	SLMM	10 00	439.26	11/30/10	0.00	3.66	7.32	7.32
001198	11/12/10	2,518.93	Snowblower - Lowe’s	P	SLMM	10 00	2,518.93	11/30/10	0.00	20.99	41.98	41.98
001199	11/30/10	428.00	2 Apollo pagers-Simplex Grin	P	SLMM	10 00	428.00		0.00	3.58	3.58	3.58
001210	12/13/10	3,145.13	Improve kitchen hood-Simple	P	SLMM	10 00	3,145.13		0.00	26.21	26.21	26.21
001211	12/13/10	480.54	Salt/Ice melt spreader-Graing	P	SLMM	10 00	480.54		0.00	4.01	4.01	4.01
001212	12/16/10	807.48	Heater(water main/fire suppr	P	SLMM	10 00	807.48		0.00	0.00	0.00	0.00
001214	12/17/10	598.16	Heavy duty whisk & attachment	P	SLMM	10 00	598.16		0.00	0.00	0.00	0.00
001215	12/23/10	1,219.83	2 GE Spacemaker washers-H	P	SLMM	10 00	1,219.83		0.00	0.00	0.00	0.00
001216	12/29/10	1,992.36	20% dep 60 Ib. capacity com	P	NoDep	00 00	1,992.36		0.00	0.00	0.00	0.00

Class = E		170,912.11					170,912.11		26,869.12	1,432.23	14,158.95	41,028.07
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		170,912.11					170,912.11		26,869.12	1,432.23	14,158.95	41,028.07
Count = 92

Class = FF
000431	01/31/05	(2,251.55)	Furniture And Fixtures	P	SLMM	10 00	(2,251.55)	11/30/10	(1,107.03)	(18.77)	(225.16)	(1,332.19)
000432	02/28/05	826.50	Furniture And Fixtures	P	SLMM	10 00	826.50	11/30/10	399.48	6.89	82.65	482.13
000433	02/28/05	(489.00)	Furniture And Fixtures	P	SLMM	10 00	(489.00)	11/30/10	(236.35)	(4.08)	(48.90)	(285.25)
000434	03/18/05	826.50	Furniture And Fixtures	P	SLMM	10 00	826.50	11/30/10	392.59	6.89	82.65	475.24
000435	03/18/05	754.00	Furniture And Fixtures	P	SLMM	10 00	754.00	11/30/10	358.15	6.29	75.40	433.55
000436	03/18/05	899.00	Furniture And Fixtures	P	SLMM	10 00	899.00	11/30/10	427.03	7.50	89.90	516.93
000437	03/18/05	899.00	Furniture And Fixtures	P	SLMM	10 00	899.00	11/30/10	427.03	7.50	89.90	516.93
000438	03/18/05	667.00	Furniture And Fixtures	P	SLMM	10 00	667.00	11/30/10	316.83	5.56	66.70	383.53
000439	03/18/05	652.50	Furniture And Fixtures	P	SLMM	10 00	652.50	11/30/10	309.94	5.44	65.25	375.19
000440	03/18/05	568.20	Furniture And Fixtures	P	SLMM	10 00	568.20	11/30/10	269.90	4.74	56.82	326.72
000441	03/18/05	855.50	Furniture And Fixtures	P	SLMM	10 00	855.50	11/30/10	406.36	7.13	85.55	491.91
000442	03/18/05	754.00	Furniture And Fixtures	P	SLMM	10 00	754.00	11/30/10	358.15	6.29	75.40	433.55
000443	03/18/05	899.00	Furniture And Fixtures	P	SLMM	10 00	899.00	11/30/10	427.03	7.50	89.90	516.93
000444	03/18/05	1,116.50	Furniture And Fixtures	P	SLMM	10 00	1,116.50	11/30/10	530.34	9.31	111.65	641.99
000445	03/31/05	2,583.00	Furniture And Fixtures	P	SLMM	10 00	2,583.00	11/30/10	1,226.93	21.53	258.30	1,485.23
000446	03/31/05	740.15	Furniture And Fixtures	P	SLMM	10 00	740.15	11/30/10	351.59	6.17	74.02	425.61
000447	03/31/05	(974.38)	Furniture And Fixtures	P	SLMM	10 00	(974.38)	11/30/10	(462.85)	(8.12)	(97.44)	(560.29)
000448	03/31/05	(317.37)	Furniture And Fixtures	P	SLMM	10 00	(317.37)	11/30/10	(150.76)	(2.65)	(31.74)	(182.50)
000449	04/30/05	652.50	Furniture And Fixtures	P	SLMM	10 00	652.50	11/30/10	304.50	5.44	65.25	369.75
000450	04/30/05	391.50	Furniture And Fixtures	P	SLMM	10 00	391.50	11/30/10	182.70	3.27	39.15	221.85
000451	04/30/05	391.50	Furniture And Fixtures	P	SLMM	10 00	391.50	11/30/10	182.70	3.27	39.15	221.85
000452	04/30/05	1,145.50	Furniture And Fixtures	P	SLMM	10 00	1,145.50	11/30/10	534.57	9.55	114.55	649.12
000453	04/30/05	315.90	Furniture And Fixtures	P	SLMM	10 00	315.90	11/30/10	147.42	2.64	31.59	179.01
000454	04/30/05	300.15	Furniture And Fixtures	P	SLMM	10 00	300.15	11/30/10	140.09	2.51	30.02	170.11
000455	05/31/05	317.52	Furniture And Fixtures	P	SLMM	10 00	317.52	11/30/10	145.52	2.65	31.75	177.27
000456	07/22/05	754.00	Furniture And Fixtures	P	SLMM	10 00	754.00	11/30/10	333.02	6.29	75.40	408.42

January 11, 2011 at 3:17 PM	Page 5

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = FF
000457	07/31/05	(1,242.42)	Furniture And Fixtures	P	SLMM	10 00	(1,242.42)	11/30/10	(548.73)	(10.36)	(124.24)	(672.97)
000458	07/31/05	1,000.00	Furniture And Fixtures	P	SLMM	10 00	1,000.00	11/30/10	441.67	8.34	100.00	541.67
000459	08/22/05	553.16	Furniture And Fixtures	P	SLMM	10 00	553.16	11/30/10	239.73	4.61	55.32	295.05
000460	08/31/05	(1,410.28)	Furniture And Fixtures	P	SLMM	10 00	(1,410.28)	11/30/10	(611.13)	(11.76)	(141.03)	(752.16)
000461	09/07/05	1,009.00	Furniture And Fixtures	P	SLMM	10 00	1,009.00	11/30/10	437.23	8.41	100.90	538.13
000462	09/07/05	666.90	Furniture And Fixtures	P	SLMM	10 00	666.90	11/30/10	288.99	5.56	66.69	355.68
000463	09/07/05	1,073.00	Furniture And Fixtures	P	SLMM	10 00	1,073.00	11/30/10	464.97	8.95	107.30	572.27
000464	09/07/05	667.00	Furniture And Fixtures	P	SLMM	10 00	667.00	11/30/10	289.03	5.56	66.70	355.73
000465	09/30/05	(387.25)	Furniture And Fixtures	P	SLMM	10 00	(387.25)	11/30/10	(164.60)	(3.23)	(38.73)	(203.33)
000466	10/25/05	2,268.28	Furniture And Fixtures	P	SLMM	10 00	2,268.28	11/30/10	945.13	18.91	226.83	1,171.96
000467	11/14/05	4,303.98	Furniture And Fixtures	P	SLMM	10 00	4,303.98	11/30/10	1,793.33	35.87	430.40	2,223.73
000468	11/14/05	200.00	Furniture And Fixtures	P	SLMM	10 00	200.00	11/30/10	83.33	1.67	20.00	103.33
000469	11/14/05	826.50	Furniture And Fixtures	P	SLMM	10 00	826.50	11/30/10	344.38	6.89	82.65	427.03
000470	11/14/05	899.00	Furniture And Fixtures	P	SLMM	10 00	899.00	11/30/10	374.58	7.50	89.90	464.48
000471	11/30/05	391.50	Furniture And Fixtures	P	SLMM	10 00	391.50	11/30/10	159.86	3.27	39.15	199.01
000472	11/30/05	(151.34)	Furniture And Fixtures	P	SLMM	10 00	(151.34)	11/30/10	(61.78)	(1.27)	(15.13)	(76.91)
000473	12/30/05	123.93	Furniture And Fixtures	P	SLMM	10 00	123.93	11/30/10	49.56	1.04	12.39	61.95
000474	12/30/05	80.88	Furniture And Fixtures	P	SLMM	10 00	80.88	11/30/10	32.36	0.68	8.09	40.45
000475	12/30/05	385.27	Furniture And Fixtures	P	SLMM	10 00	385.27	11/30/10	154.12	3.22	38.53	192.65
000476	12/30/05	106.09	Furniture And Fixtures	P	SLMM	10 00	106.09	11/30/10	42.44	0.89	10.61	53.05
000477	12/30/05	19.56	Furniture And Fixtures	P	SLMM	10 00	19.56	11/30/10	7.84	0.17	1.96	9.80
000478	12/30/05	67.43	Furniture And Fixtures	P	SLMM	10 00	67.43	11/30/10	26.96	0.57	6.74	33.70
000479	12/30/05	56.69	Furniture And Fixtures	P	SLMM	10 00	56.69	11/30/10	22.68	0.48	5.67	28.35
000480	12/30/05	234.30	Furniture And Fixtures	P	SLMM	10 00	234.30	11/30/10	93.72	1.96	23.43	117.15
000481	12/30/05	193.10	Furniture And Fixtures	P	SLMM	10 00	193.10	11/30/10	77.24	1.61	19.31	96.55
000482	12/30/05	732.08	Furniture And Fixtures	P	SLMM	10 00	732.08	11/30/10	292.84	6.11	73.21	366.05
000483	12/30/05	214.48	Furniture And Fixtures	P	SLMM	10 00	214.48	11/30/10	85.80	1.79	21.45	107.25
000484	12/30/05	826.50	Furniture And Fixtures	P	SLMM	10 00	826.50	11/30/10	330.60	6.89	82.65	413.25
000485	12/30/05	1,100.38	Furniture And Fixtures	P	SLMM	10 00	1,100.38	11/30/10	440.16	9.17	110.04	550.20
000486	12/30/05	81.69	Furniture And Fixtures	P	SLMM	10 00	81.69	11/30/10	32.68	0.69	8.17	40.85
000487	12/31/05	(375.65)	Furniture And Fixtures	P	SLMM	10 00	(375.65)	11/30/10	(150.28)	(3.14)	(37.57)	(187.85)
000488	12/31/05	(81.69)	Furniture And Fixtures	P	SLMM	10 00	(81.69)	11/30/10	(32.68)	(0.69)	(8.17)	(40.85)
000489	12/31/05	(38.26)	Furniture And Fixtures	P	SLMM	10 00	(38.26)	11/30/10	(15.32)	(0.32)	(3.83)	(19.15)
000490	12/31/05	(96.25)	Furniture And Fixtures	P	SLMM	10 00	(96.25)	11/30/10	(38.52)	(0.81)	(9.63)	(48.15)
000491	12/31/05	(103.15)	Furniture And Fixtures	P	SLMM	10 00	(103.15)	11/30/10	(41.28)	(0.86)	(10.32)	(51.60)
000492	01/23/06	1,100.38	Furniture And Fixtures	P	SLMM	10 00	1,100.38	11/30/10	431.00	9.17	110.04	541.04
000493	01/23/06	401.49	Furniture And Fixtures	P	SLMM	10 00	401.49	11/30/10	157.25	3.35	40.15	197.40
000494	01/31/06	921.94	Furniture And Fixtures	P	SLMM	10 00	921.94	11/30/10	361.08	7.69	92.19	453.27
000495	01/31/06	921.94	Furniture And Fixtures	P	SLMM	10 00	921.94	11/30/10	361.08	7.69	92.19	453.27
000496	01/31/06	847.59	Furniture And Fixtures	P	SLMM	10 00	847.59	11/30/10	331.98	7.07	84.76	416.74
000497	01/31/06	(72.50)	Furniture And Fixtures	P	SLMM	10 00	(72.50)	11/30/10	(28.40)	(0.61)	(7.25)	(35.65)
000498	02/15/06	401.49	Furniture And Fixtures	P	SLMM	10 00	401.49	11/30/10	157.25	3.35	40.15	197.40
000499	04/17/06	64.93	Furniture And Fixtures	P	SLMM	10 00	64.93	11/30/10	23.80	0.55	6.49	30.29
000500	04/17/06	107.54	Furniture And Fixtures	P	SLMM	10 00	107.54	11/30/10	39.42	0.90	10.75	50.17
000501	04/17/06	58.91	Furniture And Fixtures	P	SLMM	10 00	58.91	11/30/10	21.60	0.50	5.89	27.49
000502	04/17/06	16.28	Furniture And Fixtures	P	SLMM	10 00	16.28	11/30/10	5.98	0.14	1.63	7.61
000503	04/17/06	18.01	Furniture And Fixtures	P	SLMM	10 00	18.01	11/30/10	6.60	0.15	1.80	8.40
000504	04/17/06	116.49	Furniture And Fixtures	P	SLMM	10 00	116.49	11/30/10	42.72	0.98	11.65	54.37
000505	04/17/06	127.66	Furniture And Fixtures	P	SLMM	10 00	127.66	11/30/10	46.82	1.07	12.77	59.59
000506	04/17/06	75.03	Furniture And Fixtures	P	SLMM	10 00	75.03	11/30/10	27.50	0.63	7.50	35.00

January 11, 2011 at 3:17 PM	Page 6

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = FF
000507	04/17/06	26.82	Furniture And Fixtures	P	SLMM	10 00	26.82	11/30/10	9.83	0.23	2.68	12.51
000508	04/17/06	981.42	Furniture And Fixtures	P	SLMM	10 00	981.42	11/30/10	359.85	8.18	98.14	457.99
000509	04/17/06	773.24	Furniture And Fixtures	P	SLMM	10 00	773.24	11/30/10	283.51	6.45	77.32	360.83
000510	04/17/06	921.94	Furniture And Fixtures	P	SLMM	10 00	921.94	11/30/10	338.03	7.69	92.19	430.22
000511	04/17/06	921.94	Furniture And Fixtures	P	SLMM	10 00	921.94	11/30/10	338.03	7.69	92.19	430.22
000512	05/16/06	420.00	Furniture And Fixtures	P	SLMM	10 00	420.00	11/30/10	150.50	3.50	42.00	192.50
000513	06/30/06	921.94	Furniture And Fixtures	P	SLMM	10 00	921.94	11/30/10	322.67	7.69	92.19	414.86
000514	06/30/06	1,100.38	Furniture And Fixtures	P	SLMM	10 00	1,100.38	11/30/10	385.15	9.17	110.04	495.19
000515	06/30/06	847.9	Furniture And Fixtures	P	SLMM	10 00	847.59	11/30/10	296.66	7.07	84.76	381.42
000516	06/30/06	664.15	Furniture And Fixtures	P	SLMM	10 00	664.15	11/30/10	232.47	5.54	66.42	298.89
000517	07/21/06	420.00	Furniture And Fixtures	P	SLMM	10 00	420.00	11/30/10	143.50	3.50	42.00	185.50
000518	07/21/06	507.91	Furniture And Fixtures	P	SLMM	10 00	507.91	11/30/10	173.53	4.24	50.79	224.32
000519	07/21/06	47.93	Furniture And Fixtures	P	SLMM	10 00	47.93	11/30/10	16.38	0.40	4.79	21.17
000520	07/31/06	685.00	Furniture And Fixtures	P	SLMM	10 00	685.00	11/30/10	234.04	5.71	68.50	302.54
000521	08/21/06	651.90	Furniture And Fixtures	P	SLMM	10 00	651.90	11/30/10	217.30	5.44	65.19	282.49
000522	09/04/06	756.57	Furniture And Fixtures	P	SLMM	10 00	756.57	11/30/10	252.20	6.31	75.66	327.86
000523	09/04/06	847.59	Furniture And Fixtures	P	SLMM	10 00	847.59	11/30/10	282.53	7.07	84.76	367.29
000524	09/04/06	1,116.50	Furniture And Fixtures	P	SLMM	10 00	1,116.50	11/30/10	372.17	9.31	111.65	483.82
000525	09/26/06	689.38	Furniture And Fixtures	P	SLMM	10 00	689.38	11/30/10	224.06	5.75	68.94	293.00
000526	09/26/06	1,300.00	Furniture And Fixtures	P	SLMM	10 00	1,300.00	11/30/10	422.50	10.84	130.00	552.50
000527	10/27/06	302.95	Furniture And Fixtures	P	SLMM	10 00	302.95	11/30/10	95.95	2.53	30.30	126.25
000528	11/15/06	1,178.32	Furniture And Fixtures	P	SLMM	10 00	1,178.32	11/30/10	373.13	9.82	117.83	490.96
000529	11/15/06	434.82	Furniture And Fixtures	P	SLMM	10 00	434.82	11/30/10	137.69	3.63	43.48	181.17
000530	11/15/06	955.27	Furniture Arid Fixtures	P	SLMM	10 00	955.27	11/30/10	302.51	7.97	95.53	398.04
000531	11/15/06	955.27	Furniture And Fixtures	P	SLMM	10 00	955.27	11/30/10	302.51	7.97	95.53	398.04
000532	11/22/06	8,040.00	Furniture And Fixtures	P	SLMM	10 00	8,040.00	11/30/10	2,479.00	67.00	804.00	3,283.00
000533	11/29/06	1,326.22	Furniture And Fixtures	P	SLMM	10 00	1,326.22	11/30/10	408.91	11.06	132.62	541.53
000534	11/30/06	(730.32)	Furniture And Fixtures	P	SLMM	10 00	(730.32)	11/30/10	(225.19)	(6.09)	(73.03)	(298.22)
000535	12/14/06	406.40	Furniture And Fixtures	P	SLMM	10 00	406.40	11/30/10	125.31	3.39	40.64	165.95
000536	12/19/06	2,750.00	Furniture And Fixtures	P	SLMM	10 00	2,750.00	11/30/10	825.00	22.92	275.00	1,100.00
000537	12/19/06	717.35	Furniture And Fixtures	P	SLMM	10 00	717.35	11/30/10	215.22	5.98	71.74	286.96
000538	12/19/06	1,178.32	Furniture And Fixtures	P	SLMM	10 00	1,178.32	11/30/10	353.49	9.82	117.83	471.32
000539	12/27/06	391.50	Furniture And Fixtures	P	SLMM	10 00	391.50	11/30/10	117.45	3.27	39.15	156.60
000540	12/27/06	178.71	Furniture And Fixtures	P	SLMM	10 00	178.71	11/30/10	53.61	1.49	17.87	71.48
000541	12/27/06	63.76	Furniture And Fixtures	P	SLMM	10 00	63.76	11/30/10	19.14	0.54	6.38	25.52
000542	12/27/06	159.07	Furniture And Fixtures	P	SLMM	10 00	159.07	11/30/10	47.73	1.33	15.91	63.64
000543	12/27/06	3,625.00	Furniture And Fixtures	P	SLMM	10 00	3,625.00	11/30/10	1,087.50	30.21	362.50	1,450.00
000544	12/31/06	619.14	Furniture And Fixtures	P	SLMM	10 00	619.14	11/30/10	185.73	5.16	61.91	247.64
000545	12/31/06	8,015.00	Furniture And Fixtures	P	SLMM	10 00	8,015.00	11/30/10	2,404.50	66.80	801.50	3,206.00
000546	12/31/06	(176.31)	Furniture And Fixtures	P	SLMM	10 00	(176.31)	11/30/10	(52.89)	(1.47)	(17.63)	(70.52)
000547	12/31/06	1,229.07	Furniture And Fixtures	P	SLMM	10 00	1,229.07	11/30/10	368.73	10.25	122.91	491.64
000588	01/31/07	(819.04)	Cpt Reimb fr Jan 07 Billing	P	SLMM	10 00	(819.04)	11/30/10	(238.88)	(6.83)	(81.90)	(320.78)
000612	03/19/07	685.83	Cpt Repl (#261) - Koeckritz In	P	SLMM	10 00	685.83	11/30/10	188.60	5.72	68.58	257.18
000618	04/30/07	10,781.96	Cpt Repl (#302,147,116,321,:	P	SLMM	10 00	10,781.96	11/30/10	2,875.21	89.85	1,078.20	3,953.41
000619	04/12/07	2,090.00	Recover/Restain 19 DR chair	P	SLMM	10 00	2,090.00	11/30/10	574.75	17.42	209.00	783.75
000634	05/31/07	(550.80)	Reimb. Cpt Repl. - May 2007	P	SLMM	10 00	(550.80)	11/30/10	(142.29)	(4.59)	(55.08)	(197.37)
000639	06/14/07	853.28	2 LR chairs - Flexsteel Com	P	SLMM	10 00	853.28	11/30/10	220.44	7.12	85.33	305.77
000654	07/20/07	7,186.04	Carpet/Pad Repls. - Koeckritz	P	SLMM	10 00	7,186.04	11/30/10	1,736.62	59.89	718.60	2,455.22
000690	09/11/07	849.00	2 LR Chairs - Flexsteel Com	P	SLMM	10 00	849.00	11/30/10	198.10	7.08	84.90	283.00
000691	09/30/07	701.99	Guest Room Setup Items - M	P	SLMM	10 00	701.99	11/30/10	157.96	5.85	70.20	228.16

January 11, 2011 at 3:17 PM	Page 7

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = FF
000692	09/12/07	339.31	33 window blinds - The Home	P	SLMM	10 00	339.31	11/30/10	79.17	2.83	33.93	113.10
000693	09/30/07	(1,103.04)	Carpet Repl. Reimb - AR Acti	P	SLMM	10 00	(1,103.04)	11/30/10	(248.18)	(9.20)	(110.30)	(358.48)
000694	09/30/07	991.41	36 Grab Bars - The Home De	P	SLMM	10 00	991.41	11/30/10	223.07	8.27	99.14	322.21
000708	10/30/07	4,353.22	Repl. Carpet & Pad-Koeckritz	P	SLMM	10 00	4,353.22	11/30/10	943.19	36.28	435.32	1,378.51
000719	11/30/07	10,237.35	Carpet Repl - Koeckritz Interr	P	SLMM	10 00	10,237.35	11/30/10	2,132.79	85.32	1,023.74	3,156.53
000730	12/31/07	1,422.00	Hutch (AL DR) - Mary Jester, I	P	SLMM	10 00	1,422.00	11/30/10	284.40	11.85	142.20	426.60
000731	12/31/07	23,384.59	Carpet Repl - Koeckritz, Mr.	P	SLMM	10 00	23,384.59	11/30/10	4,676.92	194.88	2,338.46	7,015.38
000744	01/31/08	1,841.65	Carpet Repl in Apts - Koeckri	P	SLMM	10 00	1,841.65	11/30/10	352.99	15.35	184.17	537.16
000759	02/29/08	2,942.96	Cpt Repl. - Koeckritz Int’l	P	SLMM	10 00	2,942.96	11/30/10	539.55	24.53	294.30	833.85
000767	03/31/08	4,460.58	Carpet Repl. - Koeckritz Int’l	P	SLMM	10 00	4,460.58	11/30/10	780.60	37.18	446.06	1,226.66
000779	04/30/08	469.91	Carpet/Vinyl Repl - Limpio/Kc	P	SLMM	10 00	469.91	11/30/10	78.32	3.92	46.99	125.31
000794	05/31/08	3,381.37	Cpt Repl (#324,342,187,115)	P	SLMM	10 00	3,381.37	11/30/10	535.39	28.18	338.14	873.53
000812	06/27/08	1,981.18	Cpt Repl (#112, Guest Suite) -	P	SLMM	10 00	1,981.18	11/30/10	297.19	16.51	198.12	495.31
000813	06/13/08	1,100.00	Reupholster/refinish 10 DR cl	P	SLMM	10 00	1,100.00	11/30/10	174.17	9.17	110.00	284.17
000819	07/31/08	5,047.95	Carpet Repl (352,205,202,38	P	SLMM	10 00	5,047.95	11/30/10	715.13	42.07	504.80	1,219.93
000820	07/25/08	660.00	Reupholster/refinish 6 DR ch	P	SLMM	10 00	660.00	11/30/10	93.50	5.50	66.00	159.50
000821	07/31/08	863.14	6 high bowl toilets - Menards	P	SLMM	10 00	863.14	11/30/10	122.28	7.20	86.31	208.59
000836	08/31/08	2,376.95	Carpet Repl. (#307,136,344,1	P	SLMM	10 00	2,376.95	11/30/10	316.93	19.81	237.70	554.63
000849	09/26/08	1,500.01	Carpet repl (#327,309) - Koe	P	SLMM	10 00	1,500.01	11/30/10	187.50	12.50	150.00	337.50
000866	10/24/08	848.63	Carpet Repl (#142) - Koeckrit	P	SLMM	10 00	848.63	11/30/10	99.00	7.08	84.86	183.86
000874	11/21/08	356.83	18 Miniblinds - HD Supply	P	SLMM	10 00	356.83	11/30/10	38.65	2.98	35.68	74.33
000876	11/30/08	848.63	Carpet Repl (#114) - Koeckrit	P	SLMM	10 00	848.63	11/30/10	91.93	7.08	84.86	176.79
000886	12/31/08	2,216.21	Carpet Repl. (#233,378,250) -	P	SLMM	10 00	2,216.21	11/30/10	221.62	18.47	221.62	443.24
000896	01/30/09	1,026.61	Carpet Repl. (#279,281) -	P	SLMM	10 00	1,026.61	11/30/10	94.11	8.56	102.66	196.77
000906	02/28/09	1,629.19	Cpt Repl (#151,183,326) - Ko	P	SLMM	10 00	1,629.19	11/30/10	135.77	13.58	162.92	298.69
000916	03/31/09	1,045.88	Cpt Repl #331 - Koeckritz	P	SLMM	10 00	1,045.88	11/30/10	78.44	8.72	104.59	183.03
000922	04/24/09	1,344.18	Carpet Repl (#370, front desk	P	SLMM	10 00	1,344.18	11/30/10	89.61	11.21	134.42	224.03
000935	05/31/09	2,947.42	Cpt Repl. (#206,350,203,364)	P	SLMM	10 00	2,947.42	11/30/10	171.93	24.57	294.74	466.67
000936	05/29/09	1,012.35	Outdoor furniture - Lowe’s	P	SLMM	10 00	1,012.35	11/30/10	59.05	8.44	101.24	160.29
000942	06/26/09	2,425.00	2 benches w/cushions (front e	P	SLMM	10 00	2,425.00	11/30/10	121.25	20.21	242.50	363.75
000943	06/30/09	4,130.82	Carpet Repl. (#211,132,330,3	P	SLMM	10 00	4,130.82	11/30/10	206.54	34.43	413.08	619.62
000953	07/17/09	3,131.52	Carpet Repl. (#376,348,371,1	P	SLMM	10 00	3,131.52	11/30/10	130.48	26.10	313.15	443.63
000954	07/24/09	366.14	15 white metal blinds - HD S	P	SLMM	10 00	366.14	11/30/10	15.26	3.06	36.61	51.87
000966	08/28/09	3,539.18	Carpet Repl (#244,328,338,3	P	SLMM	10 00	3,539.18	11/30/10	117.97	29.50	353.92	471.89
000976	09/30/09	2,658.12	Carpet Repl. (#274,246,280,2	P	SLMM	10 00	2,658.12	11/30/10	66.45	22.16	265.81	332.26
000987	10/30/09	1,894.51	Carpet Repl. (#310,207) - Ko	P	SLMM	10 00	1,894.51	11/30/10	31.59	15.79	189.45	221.04
000988	11/30/09	11,592.90	New flooring in AL DR - Koec	P	SLMM	10 00	11,592.90	11/30/10	96.62	96.61	1,159.29	1,255.91
001001	11/30/09	1,954.14	Carpet Repl (#184,137,362) -	P	SLMM	10 00	1,954.14	11/30/10	16.30	16.29	195.41	211.71
001014	12/31/09	2,940.39	Carpet Repl (#361,135,341) -	P	SLMM	10 00	2,940.39	11/30/10	0.00	24.51	294.04	294.04
001025	01/29/10	3,085.95	Cpt Repl (#283,190,100,277)	P	SLMM	10 00	3,085.95	11/30/10	0.00	25.71	282.88	282.88
001031	02/28/10	1,337.08	Carpet Repl. (#181,208,119)	P	SLMM	10 00	1,337.08	11/30/10	0.00	11.14	111.42	111.42
001050	03/31/10	3,160.91	Carpet Repl. (#306,186,136,3)	P	SLMM	10 00	3,160.91	11/30/10	0.00	26.34	237.07	237.07
001067	04/30/10	2,614.70	Carpet Repl (#114,146,379,1:)	P	SLMM	10 00	2,614.70	11/30/10	0.00	21.78	174.31	174.31
001092	05/31/10	3,837.05	Carpet Repl. (#144,325,123,3)	P	SLMM	10 00	3,837.05	11/30/10	0.00	31.97	223.83	223.83
001107	06/30/10	451.51	Carpet Repl. (#269,329) - Ko	P	SLMM	10 00	451.51	11/30/10	0.00	3.76	22.58	22.58
001126	07/31/10	3,221.75	Carpet Repl. (#242,220,286,2	P	SLMM	10 00	3,221.75	11/30/10	0.00	26.84	134.24	134.24
001150	08/31/10	5,041.92	Carpet/Flooring (#211,335,22	P	SLMM	10 00	5,041.92	11/30/10	0.00	42.01	168.06	168.06
001167	09/30/10	3,503.60	Carpet Repl (#117,185,248,2	P	SLMM	10 00	3,503.60	11/30/10	0.00	29.19	87.59	87.59
001168	09/30/10	1,655.25	New kitchen counter top,sink	P	SLMM	10 00	1,655.25	11/30/10	0.00	13.79	41.38	41.38
001169	09/30/10	392.82	18 white metal mini blinds - H	P	SLMM	10 00	392.82	11/30/10	0.00	3.27	9.82	9.82

January 11, 2011 at 3:17 PM	Page 8

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Libertyville
Class = FF
001180	10/31/10	2,809.55	Repl. Carpet/Flooring - Koeckt	P	SLMM	10 00	2,809.55	11/30/10	0.00	23.41	46.83	46.83
001197	11/30/10	8,804.40	Repl. carpet/flooring (elevator	P	SLMM	10 00	8,804.40	11/30/10	0.00	73.37	73.37	73.37
001209	12/31/10	10,597.10	Carpet/Kitchen, Bath floors in	P	SLMM	10 00	10,597.10		0.00	0.00	0.00	0.00
001213	12/16/10	5,820.00	50% dep 4 dining tables, 24 cl	P	NoDep	00 00	5,820.00		0.00	0.00	0.00	0.00

Class = FF		271,071.49					271,071.49		48,505.40	2,122.69	23,087.18	71,592.58
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 180		271,071.49					271,071.49		48,505.40	2,122.69	23,087.18	71,592.58

Class = LA
000392	12/01/04	24,000,000.00	Land Acquisition	R	NoDep	00 00	24,000,000.00	11/30/10	0.00	0.00	0.00	0.00
000393	12/01/04	(20,519,152.00)	Land Acquisition	R	NoDep	00 00	(20,519,152.00)	11/30/10	0.00	0.00	0.00	0.00

Class = LA		3,480,848.00					3,480,848.00		0.00	0.00	0.00	0.00
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 2		3,480,848.00					3,480,848.00		0.00	0.00	0.00	0.00

Class = LI
000390	06/22/06	7,995.00	Land Improvements	R	SLMM	20 00	7,995.00	11/30/10	1,399.13	33.32	399.75	1,798.88
000391	12/31/06	675.00	Land Improvements	R	SLMM	20 00	675.00	11/30/10	101.25	2.82	33.75	135.00
000666	08/31/07	2,370.00	4 Light Repl. Kits(Parking Lot	P	SLMM	10 00	2,370.00	11/30/10	553.00	19.75	237.00	790.00
000703	10/16/07	725.00	Stone Cobbles(Front Entry Is	R	SLMM	20 00	725.00	11/30/10	78.54	3.03	36.25	114.79
000760	02/29/08	1,950.00	3 Ballasts for parking lot - Ale	P	SLMM	10 00	1,950.00	11/30/10	357.50	16.25	195.00	552.50
000848	09/30/08	7,430.00	Replace 6 Spruce Trees -Tre	P	SLMM	20 00	7,430.00	11/30/10	464.39	30.96	371.50	835.89
000864	10/31/08	1,560.00	Repl 5 parking lot lights - Tho	P	SLMM	10 00	1,560.00	11/30/10	182.00	13.00	156.00	338.00
000941	06/30/09	14,990.00	Paving: AL entrance, walkway	R	SLMM	40 00	14,990.00	11/30/10	187.39	31.23	374.75	562.14
000963	08/31/09	11,910.00	Crack filing, Seal coat, striping	P	SLMM	10 00	11,910.00	11/30/10	397.00	99.25	1,191.00	1,588.00
000964	08/31/09	1,560.00	5 lamp & ballast kits (parking	P	SLMM	10 00	1,560.00	11/30/10	52.00	13.00	156.00	208.00
001085	07/23/10	3,516.00	Upgrade front entrance sign -	P	SLMM	10 00	3,516.00	11/30/10	0.00	29.30	146.50	146.50
001086	05/28/10	2,496.00	Repl. lamps/ballasts (parking	P	SLMM	10 00	2,496.00	11/30/10	0.00	20.80	145.60	145.60
001087	05/31/10	2,750.00	New bed prep/repl. 8 spruce -	P	SLMM	10 00	2,750.00	11/30/10	0.00	22.91	160.42	160.42
001123	07/30/10	1,275.00	Repl. curb at front entrance-S	P	SLMM	10 00	1,275.00	11/30/10	0.00	10.62	53.13	53.13
001207	12/23/10	1,545.00	Ballasts/lamps (parking lot)-T	P	SLMM	10 00	1,545.00		0.00	0.00	0.00	0.00
001208	12/23/10	995.00	Repl sidewalk (fire door entra	P	SLMM	20 00	995.00		0.00	0.00	0.00	0.00

Class = LI		63,742.00					63,742.00		3,772.20	346.24	3,656.65	7,428.85
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 16		63,742.00					63,742.00		3,772.20	346.24	3,656.65	7,428.85

January 11, 2011 at 3:17 PM	Page 9

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

	Location = Libertyville	24,878,870.73					24,878,870.73		2,748,359.85	50,083.30	583,789.46	3,332,149.31
	Less disposals and transfers Count = 0	0.00					0.00		0.00			0.00

	Net Subtotal Count = 390	24,878,870.73					24,878,870.73		2,748,359.85	50,083.30	583,789.46	3,332,149.31

	Grand Total	24,878,870.73					24,878,870.73		2,748,359.85	50,083.30	583,789.46	3,332,149.31
	Less disposals and transfers Count = 0	0.00					0.00		0.00			0.00

	Net Grand Total	24,878,870.73					24,878,870.73		2,748,359.85	50,083.30	583,789.46	3,332,149.31

	Count = 390
Report Assumptions
Report Name: Depreciation Expense w/Descriptions
Source Report: Depreciation Expense
Calculation Assumptions:
Short Year: none
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: None
Group/Sorting Criteria:
Group = Libertyville
Include Assets that meet the following conditions:
Location is Libertyville
Sorted by: Location (with subtotals), Class (with subtotals), System No, Extension

January 11, 2011 at 3:17 PM	Page 10

Exhibit D–2
SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = A
000683	09/26/07	43,125.00	Van - All Trans	P	SLMM	10 00	43,125.00	11/30/10	9,703.13	359.38	4,312.50	14,015.63
000702	10/19/07	2,910.94	Sales tax on new van - Illinois	P	SLMM	10 00	2,910.94	11/30/10	630.71	24.26	291.09	921.80

Class = A		46,035.94					46,035.94		10,333.84	383.64	4,603.59	14,937.43
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 2		46,035.94					46,035.94		10,333.84	383.64	4,603.59	14,937.43

Class = B
000249	06/28/05	1,373.62	Building	P	SLMM	10 00	1,373.62	11/30/10	618.12	11.45	137.36	755.48
000250	08/31/05	1,225.88	Building	P	SLMM	10 00	1,225.88	11/30/10	531.22	10.22	122.59	653.81
000251	09/30/05	7,192.00	Building	P	SLMM	10 00	7,192.00	11/30/10	3,056.60	59.94	719.20	3,775.80
000252	10/31/05	2,650.00	Building	P	SLMM	10 00	2,650.00	11/30/10	1,104.17	22.09	265.00	1,369.17
000253	11/30/05	21,727.00	Building	P	SLMM	10 00	21,727.00	11/30/10	8,871.87	181.06	2,172.70	11,044.57
000254	11/30/05	4,950.00	Building	P	SLMM	10 00	4,950.00	11/30/10	2,021.25	41.25	495.00	2,516.25
000255	12/31/05	28,046.00	Building	P	SLMM	10 00	28,046.00	11/30/10	11,218.40	233.72	2,804.60	14,023.00
000256	12/31/05	17,359.00	Building	P	SLMM	10 00	17,359.00	11/30/10	6,943.60	144.66	1,735.90	8,679.50
000257	12/31/05	6,967.00	Building	P	SLMM	10 00	6,967.00	11/30/10	2,786.80	58.06	696.70	3,483.50
000258	12/31/05	990.00	Building	P	SLMM	10 00	990.00	11/30/10	396.00	8.25	99.00	495.00
000259	01/20/06	550.00	Building	P	SLMM	10 00	550.00	11/30/10	215.42	4.59	55.00	270.42
000260	02/21/06	1,094.40	Building	P	SLMM	10 00	1,094.40	11/30/10	419.52	9.12	109.44	528.96
000261	02/21/06	1,094.40	Building	P	SLMM	10 00	1,094.40	11/30/10	419.52	9.12	109.44	528.96
000262	03/31/06	715.35	Building	P	SLMM	10 00	715.35	11/30/10	268.27	5.97	71.54	339.81
000263	04/17/06	892.05	Building	P	SLMM	10 00	892.05	11/30/10	327.10	7.44	89.21	416.31
000264	04/30/06	(437.96)	Building	P	SLMM	10 00	(437.96)	11/30/10	(160.61)	(3.65)	(43.80)	(204.41)
000265	05/31/06	1,729.45	Building	P	SLMM	10 00	1,729.45	11/30/10	619.74	14.42	172.95	792.69
000266	05/31/06	939.00	Building	P	SLMM	10 00	939.00	11/30/10	336.48	7.83	93.90	430.38
000267	05/31/06	(410.80)	Building	P	SLMM	10 00	(410.80)	11/30/10	(147.20)	(3.43)	(41.08)	(188.28)
000268	06/27/06	1,189.40	Building	P	SLMM	10 00	1,189.40	11/30/10	416.29	9.92	118.94	535.23
000269	06/30/06	939.00	Building	P	SLMM	10 00	939.00	11/30/10	328.65	7.83	93.90	422.55
000270	06/30/06	(542.52)	Building	P	SLMM	10 00	(542.52)	11/30/10	(189.88)	(4.53)	(54.25)	(244.13)
000271	07/18/06	600.00	Building	P	SLMM	10 00	600.00	11/30/10	205.00	5.00	60.00	265.00
000272	07/18/06	900.00	Building	P	SLMM	10 00	900.00	11/30/10	307.50	7.50	90.00	397.50
000273	07/31/06	3,897.50	Building	P	SLMM	10 00	3,897.50	11/30/10	1,331.66	32.48	389.75	1,721.41
000274	07/31/06	980.00	Building	P	SLMM	10 00	980.00	11/30/10	334.83	8.17	98.00	432.83
000275	08/31/06	2,635.00	Building	P	SLMM	10 00	2,635.00	11/30/10	878.33	21.96	263.50	1,141.83
000276	09/30/06	827.00	Building	P	SLMM	10 00	827.00	11/30/10	268.78	6.90	82.70	351.48
000277	09/30/06	892.05	Building	P	SLMM	10 00	892.05	11/30/10	289.93	7.44	89.21	379.14
000278	09/30/06	460.25	Building	P	SLMM	10 00	460.25	11/30/10	149.60	3.84	46.03	195.63
000279	09/30/06	715.35	Building	P	SLMM	10 00	715.35	11/30/10	232.50	5.97	71.54	304.04
000280	09/30/06	892.05	Building	P	SLMM	10 00	892.05	11/30/10	289.93	7.44	89.21	379.14
000281	09/30/06	935.75	Building	P	SLMM	10 00	935.75	11/30/10	304.13	7.80	93.58	397.71
000282	09/30/06	(355.56)	Building	P	SLMM	10 00	(355.56)	11/30/10	(115.57)	(2.97)	(35.56)	(151.13)
000283	10/18/06	600.00	Building	P	SLMM	10 00	600.00	11/30/10	190.00	5.00	60.00	250.00
000284	10/18/06	815.00	Building	P	SLMM	10 00	815.00	11/30/10	258.08	6.80	81.50	339.58
000285	10/31/06	1,165.50	Building	P	SLMM	10 00	1,165.50	11/30/10	369.08	9.72	116.55	485.63
000286	10/31/06	3,775.00	Building	P	SLMM	10 00	3,775.00	11/30/10	1,195.43	31.46	377.50	1,572.93
000287	10/31/06	(562.87)	Building	P	SLMM	10 00	(562.87)	11/30/10	(178.25)	(4.70)	(56.29)	(234.54)
000288	11/15/06	1,165.50	Building	P	SLMM	10 00	1,165.50	11/30/10	369.08	9.72	116.55	485.63

January 17, 2011 at 1:57 PM	Page

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = B
000289	11/15/06	1,054.50	Building	P	SLMM	10 00	1,054.50	11/30/10	333.93	8.79	105.45	439.38
000290	11/15/06	1,165.50	Building	P	SLMM	10 00	1,165.50	11/30/10	369.08	9.72	116.55	485.63
000291	11/28/06	892.05	Building	P	SLMM	10 00	892.05	11/30/10	275.06	7.44	89.21	364.27
000292	11/30/06	1,054.50	Building	P	SLMM	10 00	1,054.50	11/30/10	325.15	8.79	105.45	430.60
000293	11/30/06	1,054.50	Building	P	SLMM	10 00	1,054.50	11/30/10	325.15	8.79	105.45	430.60
000294	11/30/06	1,165.50	Building	P	SLMM	10 00	1,165.50	11/30/10	359.36	9.72	116.55	475.91
000295	11/30/06	1,217.62	Building	P	SLMM	10 00	1,217.62	11/30/10	375.44	10.15	121.76	497.20
000296	11/30/06	(1,123.68)	Building	P	SLMM	10 00	(1,123.68)	11/30/10	(346.47)	(9.37)	(112.37)	(458.84)
000297	12/18/06	1,037.40	Building	P	SLMM	10 00	1,037.40	11/30/10	311.22	8.65	103.74	414.96
000298	12/31/06	1,406.00	Building	P	SLMM	10 00	1,406.00	11/30/10	421.80	11.72	140.60	562.40
000299	12/31/06	2,759.00	Building	P	SLMM	10 00	2,759.00	11/30/10	827.70	23.00	275.90	1,103.60
000591	01/31/07	1,337.47	Kitchen disposal - Direct Sup	P	SLMM	10 00	1,337.47	11/30/10	390.10	11.15	133.75	523.85
000597	02/28/07	2,222.98	Carpet - Mr. Davids	P	SLMM	10 00	2,222.98	11/30/10	629.85	18.53	222.30	852.15
000598	02/28/07	1,263.22	A/C Unit - Trane	P	SLMM	10 00	1,263.22	11/30/10	357.91	10.53	126.32	484.23
000599	02/28/07	568.28	Laundry rm cabinets - Home I	P	SLMM	10 00	568.28	11/30/10	161.02	4.74	56.83	217.85
000623	04/30/07	314.78	Water heater pump - Daniel S	P	SLMM	10 00	314.78	11/30/10	83.95	2.63	31.48	115.43
000633	05/31/07	625.00	Cabinet handicap conversion	P	SLMM	10 00	625.00	11/30/10	164.51	5.21	62.50	227.01
000642	06/30/07	900.00	Cabinet handicap conversion	P	SLMM	10 00	900.00	11/30/10	225.00	7.50	90.00	315.00
000658	07/17/07	10,139.44	A/C units - Trane	P	SLMM	10 00	10,139.44	11/30/10	2,450.36	84.50	1,013.94	3,464.30
000659	08/31/07	629.75	Lighting ballast - Grainger	P	SLMM	10 00	629.75	11/30/10	146.95	5.25	62.98	209.93
000677	09/14/07	675.94	A/C - Trane	P	SLMM	10 00	675.94	11/30/10	157.71	5.64	67.59	225.30
000678	09/26/07	951.02	Door kick plates - Home Dep	P	SLMM	10 00	951.02	11/30/10	213.98	7.93	95.10	309.08
000679	09/30/07	1,381.05	Service enterance alarm/key	P	SLMM	10 00	1,381.05	11/30/10	310.76	11.51	138.11	448.87
000699	10/31/07	1,540.00	Paint exterior columns - Insid	P	SLMM	10 00	1,540.00	11/30/10	333.67	12.84	154.00	487.67
000700	10/31/07	5,979.75	3 A/C units - Trane	P	SLMM	10 00	5,979.75	11/30/10	1,295.62	49.84	597.98	1,893.60
000724	11/06/07	5,250.00	Windows - Sunset Exteriors	P	SLMM	10 00	5,250.00	11/30/10	1,137.50	43.75	525.00	1,662.50
000735	12/27/07	946.17	Temp controller for boiler - Tri	P	SLMM	10 00	946.17	11/30/10	189.24	7.89	94.62	283.86
000745	01/31/08	3,145.78	Boiler burners/igniters - Triane	P	SLMM	10 00	3,145.78	11/30/10	602.94	26.22	314.58	917.52
000771	03/31/08	7,400.32	A/C units - Trane	P	SLMM	10 00	7,400.32	11/30/10	1,295.05	61.67	740.03	2,035.08
000772	03/31/08	5,525.35	Carpet - Mr. Davids	P	SLMM	09 00	5,525.35	11/30/10	1,074.38	51.17	613.93	1,688.31
000773	03/31/08	515.25	Lighting ballast - Grainger	P	SLMM	10 00	515.25	11/30/10	90.17	4.30	51.53	141.70
000774	03/31/08	2,255.00	Install lighting - The Electric C	P	SLMM	10 00	2,255.00	11/30/10	394.63	18.80	225.50	620.13
000784	04/23/08	1,012.34	Boiler gas valves - Triangle E	P	SLMM	10 00	1,012.34	11/30/10	168.72	8.44	101.23	269.95
000785	04/23/08	394.76	Handrails - In Pro Corporatior	P	SLMM	10 00	394.76	11/30/10	65.81	3.29	39.48	105.29
000786	04/23/08	6,431.18	Elevator door protectors - Th	P	SLMM	10 00	6,431.18	11/30/10	1,071.87	53.60	643.12	1,714.99
000806	06/11/08	1,575.00	Vinyl windows - Sunset Exten	P	SLMM	10 00	1,575.00	11/30/10	249.38	13.13	157.50	406.88
000840	08/20/08	461.95	Pump motor - Grainger	P	SLMM	10 00	461.95	11/30/10	61.61	3.85	46.20	107.81
000853	09/30/08	1,050.00	Windows - Sunset Exteriors	P	SLMM	10 00	1,050.00	11/30/10	131.25	8.75	105.00	236.25
000854	09/30/08	1,000.00	Cabinets handicap conversio	P	SLMM	10 00	1,000.00	11/30/10	125.00	8.34	100.00	225.00
000867	10/15/08	1,050.00	Windows - Sunset Extereriors	P	SLMM	10 00	1,050.00	11/30/10	131.25	8.75	105.00	236.25
000881	11/30/08	4,019.44	AC units - Trane	P	SLMM	10 00	4,019.44	11/30/10	435.45	33.50	401.94	837.39
000891	12/31/08	6,028.63	AC units - Trane	P	SLMM	10 00	6,028.63	11/30/10	602.86	50.24	602.86	1,205.72
000985	09/16/09	1,575.00	Windows - Sunset Exteriors	P	SLMM	10 00	1,575.00	11/30/10	39.38	13.13	157.50	196.88
001021	12/31/09	6,732.16	HVAC pilot burners - Triangle	P	SLMM	10 00	6,732.16	11/30/10	0.00	56.11	673.22	673.22
001022	12/31/09	750.00	Convert cabinets from handie	P	SLMM	10 00	750.00	11/30/10	0.00	6.25	75.00	75.00
001035	02/03/10	1,575.00	Windows - Sunset Exterior	P	SLMM	10 00	1,575.00	11/30/10	0.00	13.13	144.38	144.38
001058	03/31/10	552.18	Hallway signs - Fastsigns	P	SLMM	10 00	552.18	11/30/10	0.00	4.60	41.41	41.41
001076	04/26/10	524.61	Kitchen grill gas valve - Frank	P	SLMM	10 00	524.61	11/30/10	0.00	4.37	34.97	34.97
001113	06/16/10	2,835.00	Windows - Sunset Exterior	P	SLMM	10 00	2,835.00	11/30/10	0.00	23.62	141.75	141.75
001115	06/30/10	402.69	AC blower moters - Trane	P	SLMM	10 00	402.69	11/30/10	0.00	3.35	20.14	20.14

January 17, 2011 at 1:57 PM	Page

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = B
001120	06/30/10	400.00	Receptable/jack - Bristol Ente	P	SLMM	10 00	400.00	11/30/10	0.00	3.33	20.00	20.00
001135	07/28/10	3,725.13	HVAC pumps - Trane	P	SLMM	10 00	3,725.13	11/30/10	0.00	31.04	155.21	155.21
001136	07/28/10	2,268.00	Windows - Sunset Exteriors	P	SLMM	10 00	2,268.00	11/30/10	0.00	18.90	94.50	94.50
001159	08/31/10	377.50	Elevator phone - Rath	P	SLMM	10 00	377.50	11/30/10	0.00	3.14	12.58	12.58
001189	10/27/10	1,555.17	AC compressor - Triangle En	P	SLMM	10 00	1,555.17	11/30/10	0.00	12.96	25.92	25.92
001222	12/31/10	1,150.00	Siding/tyvek wrapping - Suns	P	SLMM	10 00	1,150.00		0.00	0.00	0.00	0.00

Class = B		233,264.97					233,264.97		65,446.67	1,939.68	22,542.28	87,988.95
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 96		233,264.97					233,264.97		65,446.67	1,939.68	22,542.28	87,988.95

Class = BA
000300	12/01/04	14,215,938.00	Building Acquisition	R	SLMM	40 00	14,215,938.00	11/30/10	1,806,608.79	29,616.54	355,398.45	2,162,007.24

Class = BA		14,215,938.00					14,215,938.00		1,806,608.79	29,616.54	355,398.45	2,162,007.24
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 1		14,215,938.00					14,215,938.00		1,806,608.79	29,616.54	355,398.45	2,162,007.24

Class = E
000388	08/31/05	918.05	Equipment	P	SLMM	10 00	918.05	11/30/10	397.84	7.66	91.81	489.65
000389	10/20/05	2,585.10	Equipment	P	SLMM	10 00	2,585.10	11/30/10	1,077.13	21.55	258.51	1,335.64
000600	02/28/07	806.52	Motorola radios - Sexauer	P	SLMM	10 00	806.52	11/30/10	228.51	6.73	80.65	309.16
000604	03/20/07	3,553.29	Computers - Dell Marketing	P	SLMM	05 00	3,553.29	11/30/10	1,954.31	59.23	710.66	2,664.97
000605	03/31/07	476.33	Dishwasher - Home Depot	P	SLMM	10 00	476.33	11/30/10	131.00	3.97	47.63	178.63
000645	06/19/07	3,465.63	Dishwasher booster heater	P	SLMM	10 00	3,465.63	11/30/10	866.40	28.88	346.56	1,212.96
000662	08/31/07	2,698.96	TV - Best Buy	P	SLMM	10 00	2,698.96	11/30/10	629.77	22.50	269.90	899.67
000663	08/31/07	462.19	Refrigerator - Home Depot	P	SLMM	10 00	462.19	11/30/10	107.85	3.86	46.22	154.07
000664	08/31/07	1,087.23	Motorola radios - Home Depc	P	SLMM	10 00	1,087.23	11/30/10	253.68	9.06	108.72	362.40
000665	08/31/07	2,325.38	Ice maker - Robert Gill	P	SLMM	10 00	2,325.38	11/30/10	542.59	19.38	232.54	775.13
000698	10/19/07	841.54	Refrigerator Compressor - Tri	P	SLMM	10 00	841.54	11/30/10	182.33	7.02	84.15	266.48
000726	11/16/07	389.73	Piano dolly - Ed Heigl/Schaff	P	SLMM	10 00	389.73	11/30/10	81.20	3.25	38.97	120.17
000736	12/19/07	1,243.30	Snow blower - Grainger	P	SLMM	10 00	1,243.30	11/30/10	248.66	10.37	124.33	372.99
000737	12/31/07	723.50	Food processor - US Foods	P	SLMM	10 00	723.50	11/30/10	144.70	6.03	72.35	217.05
000748	01/31/08	1,756.25	Holding cabinet warmer - UE	P	SLMM	10 00	1,756.25	11/30/10	336.62	14.64	175.63	512.25
000769	03/12/08	391.39	Carpet air mover - Home Dep	P	SLMM	10 00	391.39	11/30/10	71.76	3.27	39.14	110.90
000770	03/12/08	1,537.20	Vacuums - Wehhrli’s Vacuum	P	SLMM	10 00	1,537.20	11/30/10	281.82	12.81	153.72	435.54

Class = E		25,261.59					25,261.59		7,536.17	240.21	2,881.49	10,417.66
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 17		25,261.59					25,261.59		7,536.17	240.21	2,881.49	10,417.66

Class = FF
000301	12/23/04	1,924.33	Furniture & Fixtures	P	SLMM	10 00	1,924.33	11/30/10	962.15	16.04	192.43	1,154.58

January 17, 2011 at 1:57 PM	Page

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Data	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = FF
000302	12/31/04	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	339.15	5.66	67.83	406.98
000303	12/31/04	2,723.05	Furniture & Fixtures	P	SLMM	10 00	2,723.05	11/30/10	1,361.55	22.70	272.31	1,633.86
000304	01/31/05	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	333.50	5.66	67.83	401.33
000305	01/31/05	348.55	Furniture & Fixtures	P	SLMM	10 00	348.55	11/30/10	171.39	2.91	34.86	206.25
000306	02/21/05	263.28	Furniture & Fixtures	P	SLMM	10 00	263.28	11/30/10	127.26	2.20	26.33	153.59
000307	02/28/05	902.93	Furniture & Fixtures	P	SLMM	10 00	902.93	11/30/10	436.41	7.53	90.29	526.70
000308	03/09/05	35.86	Furniture & Fixtures	P	SLMM	10 00	35.86	11/30/10	17.35	0.30	3.59	20.94
000309	03/09/05	583.10	Furniture & Fixtures	P	SLMM	10 00	583.10	11/30/10	281.83	4.86	58.31	340.14
000310	03/21/05	10,521.60	Furniture & Fixtures	P	SLMM	10 00	10,521.60	11/30/10	4,997.76	87.68	1,052.16	6,049.92
000311	03/29/05	101.41	Furniture & Fixtures	P	SLMM	10 00	101.41	11/30/10	48.17	0.85	10.14	58.31
000312	03/29/05	592.06	Furniture & Fixtures	P	SLMM	10 00	592.06	11/30/10	281.25	4.94	59.21	340.46
000313	04/01/05	(711.76)	Furniture & Fixtures	P	SLMM	10 00	(711.76)	11/30/10	(338.10)	(5.94)	(71.18)	(409.28)
000314	04/13/05	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	322.19	5.66	67.83	390.02
000315	04/13/05	820.80	Furniture & Fixtures	P	SLMM	10 00	820.80	11/30/10	389.88	6.84	82.08	471.96
000316	04/26/05	365.90	Furniture & Fixtures	P	SLMM	10 00	365.90	11/30/10	170.75	3.05	36.59	207.34
000317	04/30/05	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	316.54	5.66	67.83	384.37
000318	04/30/05	2,398.38	Furniture & Fixtures	P	SLMM	10 00	2,398.38	11/30/10	1,119.25	19.99	239.84	1,359.09
000319	04/30/05	(75.00)	Furniture & Fixtures	P	SLMM	10 00	(75.00)	11/30/10	(35.00)	(0.63)	(7.50)	(42.50)
000320	04/30/05	1,297.10	Furniture & Fixtures	P	SLMM	10 00	1,297.10	11/30/10	605.31	10.81	129.71	735.02
000321	07/11/05	820.80	Furniture & Fixtures	P	SLMM	10 00	820.80	11/30/10	369.36	6.84	82.08	451.44
000322	07/31/05	904.40	Furniture & Fixtures	P	SLMM	10 00	904.40	11/30/10	399.44	7.54	90.44	489.88
000323	07/31/05	550.00	Furniture & Fixtures	P	SLMM	10 00	550.00	11/30/10	242.92	4.59	55.00	297.92
000324	08/31/05	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	293.93	5.66	67.83	361.76
000325	09/15/05	390.39	Furniture & Fixtures	P	SLMM	10 00	390.39	11/30/10	169.17	3.26	39.04	208.21
000326	09/15/05	1,432.56	Furniture & Fixtures	P	SLMM	10 00	1,432.56	11/30/10	620.79	11.94	143.26	764.05
000327	09/15/05	833.00	Furniture & Fixtures	P	SLMM	10 00	833.00	11/30/10	360.97	6.95	83.30	444.27
000328	09/15/05	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	293.93	5.66	67.83	361.76
000329	09/30/05	2,668.03	Furniture & Fixtures	P	SLMM	10 00	2,668.03	11/30/10	1,133.90	22.24	266.80	1,400.70
000330	09/30/05	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	288.28	5.66	67.83	356.11
000331	09/30/05	(424.28)	Furniture & Fixtures	P	SLMM	10 00	(424.28)	11/30/10	(180.33)	(3.54)	(42.43)	(222.76)
000332	10/20/05	678.30	Furniture & Fixtures	P	SLMM	10 00	678.30	11/30/10	282.63	5.66	67.83	350.46
000333	10/20/05	2,936.00	Furniture & Fixtures	P	SLMM	10 00	2,936.00	11/30/10	1,223.33	24.47	293.60	1,516.93
000334	10/31/05	800.00	Furniture & Fixtures	P	SLMM	10 00	800.00	11/30/10	333.33	6.67	80.00	413.33
000335	10/31/05	1,125.00	Furniture & Fixtures	P	SLMM	10 00	1,125.00	11/30/10	468.75	9.38	112.50	581.25
000336	12/19/05	1,076.91	Furniture & Fixtures	P	SLMM	10 00	1,076.91	11/30/10	430.76	8.98	107.69	538.45
000337	12/27/05	882.30	Furniture & Fixtures	P	SLMM	10 00	882.30	11/30/10	352.92	7.36	88.23	441.15
000338	12/27/05	696.66	Furniture & Fixtures	P	SLMM	10 00	696.66	11/30/10	278.68	5.81	69.67	348.35
000339	12/27/05	2,529.50	Furniture & Fixtures	P	SLMM	10 00	2,529.50	11/30/10	1,011.80	21.08	252.95	1,264.75
000340	12/31/05	(684.20)	Furniture & Fixtures	P	SLMM	10 00	(684.20)	11/30/10	(273.68)	(5.71)	(68.42)	(342.10)
000341	12/31/05	37.24	Furniture & Fixtures	P	SLMM	10 00	37.24	11/30/10	14.88	0.31	3.72	18.60
000342	12/31/05	(198.10)	Furniture & Fixtures	P	SLMM	10 00	(198.10)	11/30/10	(79.24)	(1.66)	(19.81)	(99.05)
000343	12/31/05	567.19	Furniture & Fixtures	P	SLMM	10 00	567.19	11/30/10	226.88	4.73	56.72	283.60
000344	01/31/06	1,404.00	Furniture & Fixtures	P	SLMM	10 00	1,404.00	11/30/10	549.90	11.70	140.40	690.30
000345	02/20/06	3,543.75	Furniture & Fixtures	P	SLMM	10 00	3,543.75	11/30/10	1,358.45	29.54	354.38	1,712.83
000346	02/28/06	(410.60)	Furniture & Fixtures	P	SLMM	10 00	(410.60)	11/30/10	(157.40)	(3.43)	(41.06)	(198.46)
000347	02/28/06	741.73	Furniture & Fixtures	P	SLMM	10 00	741.73	11/30/10	284.32	6.19	74.17	358.49
000348	02/28/06	410.60	Furniture & Fixtures	P	SLMM	10 00	410.60	11/30/10	157.40	3.43	41.06	198.46
000349	03/16/06	2,120.22	Furniture & Fixtures	P	SLMM	10 00	2,120.22	11/30/10	795.08	17.67	212.02	1,007.10
000350	03/16/06	527.94	Furniture & Fixtures	P	SLMM	10 00	527.94	11/30/10	197.98	4.40	52.79	250.77
000351	03/31/06	502.00	Furniture & Fixtures	P	SLMM	10 00	502.00	11/30/10	188.25	4.19	50.20	238.45

January 17, 2011 at 1:57 PM	Page

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = FF
000352	04/30/06	350.00	Furniture & Fixtures	P	SLMM	10 00	350.00	11/30/10	128.33	2.92	35.00	163.33
000353	04/30/06	(437.96)	Furniture & Fixtures	P	SLMM	10 00	(437.96)	11/30/10	(160.61)	(3.65)	(43.80)	(204.41)
000354	04/30/06	555.00	Furniture & Fixtures	P	SLMM	10 00	555.00	11/30/10	203.50	4.63	55.50	259.00
000355	04/30/06	437.96	Furniture & Fixtures	P	SLMM	10 00	437.96	11/30/10	160.61	3.65	43.80	204.41
000356	04/30/06	193.71	Furniture & Fixtures	P	SLMM	10 00	193.71	11/30/10	71.02	1.62	19.37	90.39
000357	04/30/06	3,391.00	Furniture & Fixtures	P	SLMM	10 00	3,391.00	11/30/10	1,243.37	28.26	339.10	1,582.47
000358	05/31/06	(410.80)	Furniture & Fixtures	P	SLMM	10 00	(410.80)	11/30/10	(147.20)	(3.43)	(41.08)	(188.28)
000359	05/31/06	410.80	Furniture & Fixtures	P	SLMM	10 00	410.80	11/30/10	147.20	3.43	41.08	188.28
000360	06/01/06	3,130.80	Furniture & Fixtures	P	SLMM	10 00	3,130.80	11/30/10	1,121.87	26.09	313.08	1,434.95
000361	06/30/06	952.37	Furniture & Fixtures	P	SLMM	10 00	952.37	11/30/10	333.34	7.94	95.24	428.58
000362	06/30/06	180.00	Furniture & Fixtures	P	SLMM	10 00	180.00	11/30/10	63.00	1.50	18.00	81.00
000363	06/30/06	128.77	Furniture & Fixtures	P	SLMM	10 00	128.77	11/30/10	45.08	1.08	12.88	57.96
000364	06/30/06	3,271.50	Furniture & Fixtures	P	SLMM	10 00	3,271.50	11/30/10	1,145.03	27.27	327.15	1,472.18
000365	06/30/06	555.00	Furniture & Fixtures	P	SLMM	10 00	555.00	11/30/10	194.25	4.63	55.50	249.75
000366	07/18/06	(1,080.98)	Furniture & Fixtures	P	SLMM	10 00	(1,080.98)	11/30/10	(369.34)	(9.01)	(108.10)	(477.44)
000367	07/18/06	(489.38)	Furniture & Fixtures	P	SLMM	10 00	(489.38)	11/30/10	(167.21)	(4.08)	(48.94)	(216.15)
000368	07/31/06	(604.88)	Furniture & Fixtures	P	SLMM	10 00	(604.88)	11/30/10	(206.67)	(5.05)	(60.49)	(267.16)
000369	07/31/06	5,109.91	Furniture & Fixtures	P	SLMM	10 00	5,109.91	11/30/10	1,745.88	42.59	510.99	2,256.87
000370	07/31/06	604.88	Furniture & Fixtures	P	SLMM	10 00	604.88	11/30/10	206.67	5.05	60.49	267.16
000371	07/31/06	2,065.32	Furniture & Fixtures	P	SLMM	10 00	2,065.32	11/30/10	705.65	17.22	206.53	912.18
000372	08/31/06	1,477.66	Furniture & Fixtures	P	SLMM	10 00	1,477.66	11/30/10	492.57	12.32	147.77	640.34
000373	08/31/06	1,408.91	Furniture & Fixtures	P	SLMM	10 00	1,408.91	11/30/10	469.63	11.75	140.89	610.52
000374	08/31/06	1,080.98	Furniture & Fixtures	P	SLMM	10 00	1,080.98	11/30/10	360.33	9.01	108.10	468.43
000375	08/31/06	1,080.98	Furniture & Fixtures	P	SLMM	10 00	1,080.98	11/30/10	360.33	9.01	108.10	468.43
000376	09/30/06	4,060.77	Furniture & Fixtures	P	SLMM	10 00	4,060.77	11/30/10	1,319.77	33.84	406.08	1,725.85
000377	09/30/06	(355.56)	Furniture & Fixtures	P	SLMM	10 00	(355.56)	11/30/10	(115.57)	(2.97)	(35.56)	(151.13)
000378	09/30/06	3,271.50	Furniture & Fixtures	P	SLMM	10 00	3,271.50	11/30/10	1,063.24	27.27	327.15	1,390.39
000379	09/30/06	355.56	Furniture & Fixtures	P	SLMM	10 00	355.56	11/30/10	115.57	2.97	35.56	151.13
000380	10/18/06	1,980.00	Furniture & Fixtures	P	SLMM	10 00	1,980.00	11/30/10	627.00	16.50	198.00	825.00
000381	10/31/06	200.00	Furniture & Fixtures	P	SLMM	10 00	200.00	11/30/10	63.33	1.67	20.00	83.33
000382	10/31/06	283.28	Furniture & Fixtures	P	SLMM	10 00	283.28	11/30/10	89.71	2.37	28.33	118.04
000383	10/31/06	(562.87)	Furniture & Fixtures	P	SLMM	10 00	(562.87)	11/30/10	(178.25)	(4.70)	(56.29)	(234.54)
000384	10/31/06	492.00	Furniture & Fixtures	P	SLMM	10 00	492.00	11/30/10	155.81	4.10	49.20	205.01
000385	10/31/06	562.87	Furniture & Fixtures	P	SLMM	10 00	562.87	11/30/10	178.25	4.70	56.29	234.54
000386	11/30/06	(1,123.68)	Furniture & Fixtures	P	SLMM	10 00	(1,123.68)	11/30/10	(346.47)	(9.37)	(112.37)	(458.84)
000387	11/30/06	1,123.68	Furniture & Fixtures	P	SLMM	10 00	1,123.68	11/30/10	346.47	9.37	112.37	458.84
000601	02/28/07	1,344.17	Dining rm tables - Woodman	P	SLMM	10 00	1,344.17	11/30/10	380.86	11.21	134.42	515.28
000603	03/20/07	935.47	Carpet - Mr. David’s	P	SLMM	10 00	935.47	11/30/10	257.26	7.80	93.55	350.81
000624	04/17/07	1,121.86	Food carts - US Foods	P	SLMM	10 00	1,121.86	11/30/10	299.17	9.35	112.19	411.36
000625	04/18/07	515.30	2 tables - Ed Heigl	P	SLMM	10 00	515.30	11/30/10	137.41	4.30	51.53	188.94
000626	04/30/07	2,360.00	Carpet - Mr. David’s Carpet	P	SLMM	10 00	2,360.00	11/30/10	629.33	19.67	236.00	865.33
000627	04/30/07	1,148.43	Medication boxes - Corporate	P	SLMM	10 00	1,148.43	11/30/10	306.24	9.57	114.84	421.08
000643	06/30/07	11,405.00	Carpet - Mr. David’s Carpet	P	SLMM	10 00	11,405.00	11/30/10	2,851.25	95.05	1,140.50	3,991.75
000644	06/30/07	381.46	Table - Barco	P	SLMM	10 00	381.46	11/30/10	95.37	3.18	38.15	133.52
000660	08/31/07	863.28	Bench cushions - Country Ca	P	SLMM	10 00	863.28	11/30/10	201.44	7.20	86.33	287.77
000661	08/31/07	1,106.00	Carpet - Mr. David’s Carpet	P	SLMM	10 00	1,106.00	11/30/10	258.07	9.22	110.60	368.67
000680	09/14/07	333.56	Bookcases/table - Edwin Heig	P	SLMM	10 00	333.56	11/30/10	77.84	2.78	33.36	111.20
000681	09/30/07	2,413.00	Sola - JBI	P	SLMM	10 00	2,413.00	11/30/10	542.94	20.11	241.30	784.24
000682	09/30/07	6,590.25	Carpet - Mr. David’s	P	SLMM	10 00	6,590.25	11/30/10	1,482.83	54.92	659.03	2,141.86
000701	10/19/07	4,848.90	Carpet - Mr. David’s Carpet	P	SLMM	10 00	4,848.90	11/30/10	1,050.61	40.41	484.89	1,535.50

January 17, 2011 at 1:57 PM	Page

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = FF
000725	11/30/07	2,046.00	Carpet - Mr. David’s Carpet	P	SLMM	10 00	2,046.00	11/30/10	426.25	17.05	204.60	630.85
000734	12/31/07	5,360.82	Carpet - Mr. David’s	P	SLMM	10 00	5,360.82	11/30/10	1,072.16	44.68	536.08	1,608.24
000746	01/31/08	5,161.30	Carpet - Mr. Davids	P	SLMM	10 00	5,161.30	11/30/10	989.25	43.02	516.13	1,505.38
000747	01/31/08	590.43	Ballast - Grainger	P	SLMM	10 00	590.43	11/30/10	113.16	4.92	59.04	172.20
000754	02/29/08	2,536.30	Carpet - Mr. David’s	P	SLMM	10 00	2,536.30	11/30/10	464.99	21.14	253.63	718.62
000755	02/29/08	734.82	Drain cleaning machine - Gra	P	SLMM	10 00	734.82	11/30/10	134.72	6.13	73.48	208.20
000787	04/30/08	768.50	Carpet - Mr. David’s	P	SLMM	10 00	768.50	11/30/10	128.08	6.41	76.85	204.93
000788	04/23/08	1,710.00	Fabric for chairs - JBI	P	SLMM	10 00	1,710.00	11/30/10	285.00	14.25	171.00	456.00
000805	06/25/08	3,900.00	Reupholstor chairs - JC Woo	P	SLMM	10 00	3,900.00	11/30/10	585.00	32.50	390.00	975.00
000816	07/23/08	3,384.00	Carpet - Mr. David’s	P	SLMM	10 00	3,384.00	11/30/10	479.40	28.20	338.40	817.80
000841	08/20/08	3,156.00	Carpet - Mr. David	P	SLMM	10 00	3,156.00	11/30/10	427.71	26.30	315.60	743.31
000842	08/20/08	828.55	Decorative accessories - Micl	P	SLMM	10 00	828.55	11/30/10	110.48	6.91	82.86	193.34
000855	09/10/08	3,245.00	Reuphoster bistro rm chairs/b	P	SLMM	10 00	3,245.00	11/30/10	432.67	27.05	324.50	757.17
000856	09/30/08	6,405.50	Dining rm chairs (1/2down)	P	NoDep	00 00	6,405.50	11/30/10	0.00	0.00	0.00	0.00
000857	09/30/08	517.51	Ballasts - Grainger	P	SLMM	10 00	517.51	11/30/10	64.69	4.32	51.75	116.44
000858	09/30/08	1,793.75	Re-built server - Sparks It Co	P	SLMM	10 00	1,793.75	11/30/10	224.22	14.95	179.38	403.60
000868	10/08/08	398.49	Fax machine - Corporate Exp	P	SLMM	10 00	398.49	11/30/10	49.81	3.33	39.85	89.66
000869	10/22/08	646.91	2 washers/dryers - Menards	P	SLMM	10 00	646.91	11/30/10	75.47	5.40	64.69	140.16
000870	10/31/08	539.00	Carpet - Mr. Davids	P	SLMM	10 00	539.00	11/30/10	62.88	4.50	53.90	116.78
000882	11/30/08	1,381.81	Washers - HD Supply/Menart	P	SLMM	10 00	1,381.81	11/30/10	149.71	11.52	138.18	287.89
000883	11/30/08	3,163.00	Carpet - Mr. Davids	P	SLMM	10 00	3,163.00	11/30/10	342.67	26.36	316.30	658.97
000884	11/30/08	1,572.66	Computer -Dell	P	SLMM	05 00	1,572.66	11/30/10	340.74	26.22	314.53	655.27
000898	01/21/09	4,682.00	Carpet - Mr. Davids	P	SLMM	10 00	4,682.00	11/30/10	429.18	39.02	468.20	897.38
000907	02/28/09	4,035.57	Carpet - Mr. Davids/Custom C	P	SLMM	10 00	4,035.57	11/30/10	336.31	33.63	403.56	739.87
000917	03/31/09	2,796.20	Carpet/Tile - Appliance Carpe	P	SLMM	10 00	2,796.20	11/30/10	209.72	23.31	279.62	489.34
000918	03/31/09	750.00	Cabinets - CR Improvements	P	SLMM	10 00	750.00	11/30/10	56.25	6.25	75.00	131.25
000924	04/29/09	474.98	Re-upholster rockers - Stanis	P	SLMM	10 00	474.98	11/30/10	31.67	3.96	47.50	79.17
000925	04/29/09	493.21	Lighting system computer chi	P	SLMM	10 00	493.21	11/30/10	32.88	4.11	49.32	82.20
000926	04/29/09	391.79	Carpet - Custom Carpet	P	SLMM	10 00	391.79	11/30/10	26.12	3.27	39.18	65.30
000937	05/13/09	1,246.50	Carpet - Custom Carpet	P	SLMM	10 00	1,246.50	11/30/10	83.10	10.39	124.65	207.75
000938	05/20/09	2,499.01	Carpet Extractor - Direct Supl	P	SLMM	10 00	2,499.01	11/30/10	145.78	20.83	249.90	395.68
000946	06/30/09	1,764.03	Carpet - Custom Carpets	P	SLMM	10 00	1,764.03	11/30/10	88.20	14.70	176.40	264.60
000958	07/08/09	679.57	Carpet - Custom Carpet	P	SLMM	10 00	679.57	11/30/10	33.98	5.67	67.96	101.94
000959	07/15/09	818.70	Computer server - Maplebroo	P	SLMM	05 00	818.70	11/30/10	0.00	13.65	163.74	163.74
000970	08/19/09	1,750.95	Carpet - Custom Carpet	P	SLMM	10 00	1,750.95	11/30/10	58.37	14.60	175.10	233.47
000983	09/16/09	2,227.28	Washer/dryer/refrigerator - Hl	P	SLMM	10 00	2,227.28	11/30/10	55.68	18.57	222.73	278.41
000984	09/16/09	586.57	Boiler ignition - Neuco	P	SLMM	10 00	586.57	11/30/10	14.67	4.89	58.66	73.33
000999	10/28/09	3,616.51	Carpet - Custom Carpet	P	SLMM	10 00	3,616.51	11/30/10	60.28	30.14	361.65	421.93
001000	10/19/09	1,042.61	Server configuration/software	P	SLMM	05 00	1,042.61	11/30/10	34.75	17.38	208.52	243.27
001007	11/12/09	578.97	Decorate guest room - Daniel	P	SLMM	10 00	578.97	11/30/10	9.65	4.83	57.90	67.55
001023	12/28/09	3,349.55	Carpet/tile - Custom Carpet	P	SLMM	10 00	3,349.55	11/30/10	0.00	27.92	334.96	334.96
001024	12/28/09	494.46	Ballast - Grainger	P	SLMM	10 00	494.46	11/30/10	0.00	4.13	49.45	49.45
001028	01/14/10	1,408.70	Carpet - Custom Carpet	P	SLMM	10 00	1,408.70	11/30/10	0.00	11.74	140.87	140.87
001036	02/17/10	1,984.14	2-way Radios - Grainger	P	SLMM	10 00	1,984.14	11/30/10	0.00	16.53	165.35	165.35
001037	02/24/10	4,663.13	Carpet - Custom Carpet	P	SLMM	10 00	4,663.13	11/30/10	0.00	38.86	388.60	388.60
001057	03/31/10	1,039.58	Carpet - Custom Carpet	P	SLMM	10 00	1,039.58	11/30/10	0.00	8.66	77.97	77.97
001059	03/03/10	340.23	Office chairs - Staples	P	SLMM	10 00	340.23	11/30/10	0.00	2.84	28.35	28.35
001060	03/17/10	494.46	Ballast - Grainger	P	SLMM	10 00	494.46	11/30/10	0.00	4.12	37.09	37.09
001077	04/26/10	334.91	Blinds - HD Supply	P	SLMM	10 00	334.91	11/30/10	0.00	2.79	22.33	22.33
001097	05/13/10	494.46	Ballast - Grainger	P	SLMM	10 00	494.46	11/30/10	0.00	4.12	32.96	32.96

January 17, 2011 at 1:57 PM	Page

SHP II/Pru JV-Depr /Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Data	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = FF
001098	05/20/10	2,076.42	Plasma TV – Best Buy	P	SLMM	05 00	2,076.42	11/30/10	0.00	34.60	242.25	242.25
001099	05/26/10	591.55	Desk – Villa Park Office	P	SLMM	10 00	591.55	11/30/10	0.00	4.93	34.51	34.51
001100	05/31/10	5,510.41	Carpet – Custom Carpet	P	SLMM	10 00	5,510.41	11/30/10	0.00	45.92	321.44	321.44
001101	05/31/10	309.95	Refrigerator – Menards	P	SLMM	10 00	309.95	11/30/10	0.00	2.58	18.08	18.08
001102	05/31/10	950.00	Check Scanner – Chase	P	SLMM	05 00	950.00	11/30/10	0.00	15.83	110.83	110.83
001112	06/30/10	1,242.85	Network upgrade – Prairie Tec	P	SLMM	10 00	1,242.85	11/30/10	0.00	10.35	62.14	62.14
001114	12/31/10	6,643.48	Design fees for carpet & logo	P	NoDep	00 00	6,643.48		0.00	0.00	0.00	0.00
001116	06/30/10	9,409.24	Carpet & tile – Custom Carpet	P	SLMM	10 00	9,409.24	11/30/10	0.00	78.41	470.46	470.46
001117	06/16/10	375.36	Projector – Tiger Direct	P	SLMM	10 00	375.36	11/30/10	0.00	3.12	18.77	18.77
001119	07/14/10	494.46	Ballast – Grainger	P	SLMM	10 00	494.46	11/30/10	0.00	4.12	24.72	24.72
001137	07/07/10	466.15	Blinds – HD Supply	P	SLMM	10 00	466.15	11/30/10	0.00	3.89	23.31	23.31
001138	07/28/10	772.05	Printers – Staples	P	SLMM	05 00	772.05	11/30/10	0.00	12.86	64.34	64.34
001139	07/31/10	2,758.71	Carpet – Custom Carpet	P	SLMM	10 00	2,758.71	11/30/10	0.00	22.99	114.95	114.95
001140	12/31/10	6,367.52	Furniture for lab/sales office –	P	SLMM	10 00	6,367.52		0.00	0.00	0.00	0.00
001141	07/31/10	323.86	Waffle iron – US Foods	P	SLMM	10 00	323.86	11/30/10	0.00	2.70	13.50	13.50
001160	08/11/10	589.66	Common area decorations – 1	P	SLMM	10 00	589.66	11/30/10	0.00	4.92	24.57	24.57
001161	08/31/10	8,380.17	Carpet – Custom Carpet/JBI	P	SLMM	10 00	8,380.17	11/30/10	0.00	69.83	279.34	279.34
001162	08/31/10	1,903.73	Washer/refrigerators – HD Fa	P	SLMM	10 00	1,903.73	11/30/10	0.00	15.86	63.46	63.46
001176	09/22/10	4,752.77	Carpet – Custom Carpet	P	SLMM	10 00	4,752.77	11/30/10	0.00	39.60	118.82	118.82
001190	10/27/10	7,091.35	Carpet – Custom Carpet	P	SLMM	10 00	7,091.35	11/30/10	0.00	59.09	118.19	118.19
001191	10/20/10	3,149.97	Computers for lab – Best Buy	P	SLMM	05 00	3,149.97	11/30/10	0.00	52.50	105.00	105.00
001201	11/30/10	68,831.65	Carpet – Custom Carpet	P	SLMM	10 00	68,831.65	11/30/10	0.00	573.60	573.60	573.60
001202	11/17/10	603.47	Computer server/router for lal	P	SLMM	05 00	603.47	11/30/10	0.00	10.06	10.06	10.06
001223	12/22/10	1,310.88	1st floor vinyl – Custom Carpet	P	NoDep	00 00	1,310.88		0.00	0.00	0.00	0.00
001224	12/31/10	3,771.70	Carpet – Custom Carpet	P	SLMM	10 00	3,771.70		0.00	0.00	0.00	0.00
001225	12/31/10	512.56	Misc decorations for sales off	P	SLMM	10 00	512.56		0.00	0.00	0.00	0.00
001226	12/31/10	494.46	Ballast – Grainger	P	SLMM	10 00	494.46		0.00	0.00	0.00	0.00
001227	12/31/10	1,024.33	Water pump – Apex Industrial	P	SLMM	10 00	1,024.33		0.00	0.00	0.00	0.00

Class = FF		357,903.94					357,903.94		52,247.73	2,853.44	24,052.33	76,300.06
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 179		357,903.94					357,903.94		52,247.73	2,853.44	24,052.33	76,300.06

Class = LA
000247	12/01/04	15,500,000.00	Land Acquisition	R	NoDep	00 00	15,500,000.00	11/30/10	0.00	0.00	0.00	0.00
000248	12/01/04	(14,215,938.00)	Land Acquisition	R	NoDep	00 00	(14,215,938.00)	11/30/10	0.00	0.00	0.00	0.00

Class = LA		1,284,062.00					1,284,062.00		0.00	0.00	0.00	0.00
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal Count = 2		1,284,062.00					1,284,062.00		0.00	0.00	0.00	0.00

Class = LI
000240	07/31/05	6,820.00	Land Improvements	R	SLMM	20 00	6,820.00	11/30/10	1,506.08	28.42	341.00	1,847.08
000241	09/30/05	2,581.93	Land Improvements	R	SLMM	20 00	2,581.93	11/30/10	548.69	10.76	129.10	677.79
000242	11/30/05	1,465.00	Land Improvements	R	SLMM	20 00	1,465.00	11/30/10	299.12	6.11	73.25	372.37
000243	12/19/05	2,100.00	Land Improvements	R	SLMM	20 00	2,100.00	11/30/10	420.00	8.75	105.00	525.00

January 17, 2011 at 1:57 PM
Page

SHP II/Pru JV-Depr /Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Naperville
Class = LI
000244	12/19/05	1,100.00	Land Improvements	R	SLMM	20 00	1,100.00	11/30/10	220.00	4.59	55.00	275.00
000245	08/31/06	5,698.00	Land Improvements	R	SLMM	20 00	5,698.00	11/30/10	949.67	23.75	284.90	1,234.57
000246	08/31/06	7,135.00	Land Improvements	R	SLMM	20 00	7,135.00	11/30/10	1,189.18	29.73	356.75	1,545.93
000621	04/30/07	502.45	Shrubs – Ed Heigt	P	SLMM	10 00	502.45	11/30/10	134.00	4.19	50.25	184.25
000622	04/30/07	475.00	Sign – Cutting Edge Graphics	P	SLMM	10 00	475.00	11/30/10	126.67	3.96	47.50	174.17
000880	11/30/08	5,431.00	Seal/stripe pkg lot – Maul Pav	P	SLMM	10 00	5,431.00	11/30/10	588.37	45.26	543.10	1,131.47
000923	06/10/09	8,800.00	Aluminum fence – Paramount	P	SLMM	10 00	8,800.00	11/30/10	513.33	73.34	880.00	1,393.33
000956	07/29/09	5,431.00	Restripe/seal parking lot – Ma	P	SLMM	10 00	5,431.00	11/30/10	226.29	45.26	543.10	769.39
000957	08/19/09	5,480.00	Patio awnings – Undercover (	P	SLMM	10 00	5,480.00	11/30/10	182.67	45.67	548.00	730.67
001095	07/07/10	15,995.00	Front entrance concrete – Sui	P	SLMM	10 00	15,995.00	11/30/10	0.00	133.30	799.75	799.75
001096	05/31/10	1,563.81	Signage – Fastsigns/My Parki	P	SLMM	10 00	1,563.81	11/30/10	0.00	13.03	91.22	91.22
001118	06/30/10	4,226.06	Property sign – Fast Signs	P	SLMM	10 00	4,226.06	11/30/10	0.00	35.21	211.30	211.30
001157	08/18/10	320.90	Perennial flowers – Menards	P	SLMM	10 00	320.90	11/30/10	0.00	2.67	10.70	10.70
001175	09/08/10	2,932.96	Trees/containers – Phillip’s	P	SLMM	10 00	2,932.96	11/30/10	0.00	24.45	97.77	97.77
001221	12/31/10	443.00	Property signage – City Of Na	P	SLMM	10 00	443.00		0.00	0.00	0.00	0.00

Class = LI		78,501.11					78,501.11		6,904.07	538.45	5,167.69	12,071.76
Less disposals		0.00					0.00		0.00			0.00
and transfers
Count = 0

Net Subtotal		78,501.11					78,501.11		6,904.07	538.45	5,167.69	12,071.76
Count = 19

Location =		16,240,967.55					16,240,967.55		1,949,077.27	35,571.96	414,645.83	2,363,723.10
Naperville
Less disposals		0.00					0.00		0.00			0.00
and transfers
Count = 0

Net Subtotal		16,240,967.55					16,240,967.55		1,949,077.27	35,571.96	414,645.83	2,363,723.10
Count = 316

Grand Total		16,240,967.55					16,240,967.55		1,949,077.27	35,571.96	414,645.83	2,363,723.10
Less disposals		0.00					0.00		0.00			0.00
and transfers
Count = 0

Net Grand Total		16,240,967.55					16,240,967.55		1,949,077.27	35,571.96	414,645.83	2,363,723.10

Count = 316

January 17, 2011 at 1:57 PM
Page

SHP II/Pru JV-Depr /Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Report Assumptions
Report Name: Depreciation Expense w/Descriptions
Source Report: Depreciation Expense
Calculation Assumptions:
Short Year none
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: None
Group/Sorting Criteria:
Group = Naperville
Include Assets that meet the following conditions:
          Location is Naperville
Sorted by: Location (with subtotals), Class (with subtotals), System No, Extension

January 17, 2011 at 1:57 PM
Page

SHP II/Pru JV-Amort/Prop4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc		Acquired	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum	Key
Sys No	Data	Description	Value	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation	Code

Class = Z
000008	05/01/06	Loan Costs – Reli	156,480.62	SLMM	07 00	156,480.62	11/30/10	81,966.06	1,862.87	22,354.38	104,320.44
000009	05/01/06	Loan Costs – CSLC	14,310.17	SLMM	07 00	14,310.17	11/30/10	7,495.80	170.36	2,044.31	9,540.11
000013	05/01/06	Loan Costs – Alston & Bin	2,139.58	SLMM	07 00	2,139.58	11/30/10	1,120.75	25.48	305.66	1,426.41
000017	04/01/07	Loan Costs – Alston & Bin	280.10	SLMM	06 01	280.10	11/30/10	126.61	3.84	46.04	172.65

Class = Z			173,210.47			173,210.47		90,709.22	2,062.55	24,750.39	115,459.61
Less disposals and transfers			0.00			0.00		0.00			0.00
Count = 0

Net Subtotal			173,210.47			173,210.47		90,709.22	2,062.55	24,750.39	115,459.61
Count = 4

Class = ZC
000021	01/01/09	Jan09 Community Fees	10,500.00	SLMM	01 00	10,500.00	11/30/10	10,500.00	0.00	0.00	10,500.00
000024	02/01/09	Feb09 Community Fees	1,500.00	SLMM	01 00	1,500.00	11/30/10	1,375.00	0.00	125.00	1,500.00
000028	03/01/09	Mar09 Community Fees	10,500.00	SLMM	01 00	10,500.00	11/30/10	8,750.00	0.00	1,750.00	10,500.00
000031	04/01/09	Apr09 Community Fees	3,000.00	SLMM	01 00	3,000.00	11/30/10	2,250.00	0.00	750.00	3,000.00
000035	05/01/09	May09 Community Fees	4,500.00	SLMM	01 00	4,500.00	11/30/10	3,000.00	0.00	1,500.00	4,500.00
000040	06/01/09	Jun09 Community Fees	10,500.00	SLMM	01 00	10,500.00	11/30/10	6,125.00	0.00	4,375.00	10,500.00
000044	07/01/09	Jul09 Community Fees	3,000.00	SLMM	01 00	3,000.00	11/30/10	1,500.00	0.00	1,500.00	3,000.00
000048	08/01/09	Aug09 Community Fees	3,000.00	SLMM	01 00	3,000.00	11/30/10	1,250.00	0.00	1,750.00	3,000.00
000053	10/01/09	Oct09 Community Fees	11,000.00	SLMM	01 00	11,000.00	11/30/10	2,750.00	0.00	8,250.00	11,000.00
000057	11/01/09	Nov09 Community Fees	7,500.00	SLMM	01 00	7,500.00	11/30/10	1,250.00	0.00	6,250.00	7,500.00
000061	12/01/09	Dec09 Community Fees	3,000.00	SLMM	01 00	3,000.00	11/30/10	250.00	0.00	2,750.00	3,000.00
000065	01/01/10	Jan 10 Community Fees	7,500.00	SLMM	01 00	7,500.00	11/30/10	0.00	625.00	7,500.00	7,500.00
000068	02/01/10	Feb 10 Community Fees	1,500.00	SLMM	01 00	1,500.00	11/30/10	0.00	125.00	1,375.00	1,375.00
000071	03/01/10	Mar 10 Community Fees	1,000.00	SLMM	01 00	1,000.00	11/30/10	0.00	83.34	833.33	833.33
000076	05/01/10	May 10 Community Fees	1,500.00	SLMM	01 00	1,500.00	11/30/10	0.00	125.00	1,000.00	1,000.00
000079	06/01/10	Jun 10 Community Fees	7,500.00	SLMM	01 00	7,500.00	11/30/10	0.00	625.00	4,375.00	4,375.00
000082	07/01/10	Jul 10 Community Fees	4,500.00	SLMM	01 00	4,500.00	11/30/10	0.00	375.00	2,250.00	2,250.00
000084	08/01/10	Aug 10 Community Fees	6,000.00	SLMM	01 00	6,000.00	11/30/10	0.00	500.00	2,500.00	2,500.00
000088	09/01/10	Sep 10 Community Fees	6,000.00	SLMM	01 00	6,000.00	11/30/10	0.00	500.00	2,000.00	2,000.00
000092	10/01/10	Oct 10 Community Fees	4,500.00	SLMM	01 00	4,500.00	11/30/10	0.00	375.00	1,125.00	1,125.00
000096	11/01/10	Nov 10 Community Fees	7,465.00	SLMM	01 00	7,465.00	11/30/10	0.00	622.09	1,244.17	1,244.17
000099	12/01/10	Dec 10 Community Fees	12,000.00	SLMM	01 00	12,000.00		0.00	1,000.00	1,000.00	1,000.00

Class = ZC			127,465.00			127,465.00		39,000.00	4,955.43	54,202.50	93,202.50
Less disposals and transfers			0.00			0.00		0.00			0.00
Count = 0

Net Subtotal			127,465.00			127,465.00		39,000.00	4,955.43	54,202.50	93,202.50
Count = 22

Grand Total			300,675.47			300,675.47		129,709.22	7,017.98	78,952.89	208,662.11
Less disposals and transfers			0.00			0.00		0.00			0.00
Count = 0

Net Grand Total			300,675.47			300,675.47		129,709.22	7,017.98	78,952.89	208,662.11
Count = 26

January 17, 2011 at 1:25 PM

SHP II/Pru JV-Amort/Prop4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Syc		Acquired	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum	Key
Sys No	Date	Description	Value	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation	Code

Report Assumptions
Report Name: Depreciation Expense-w/Description
Source Report: Depreciation Expense
Calculation Assumptions:
Short Year: none
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: None
Key Codes:
a:	A depreciation adjustment amount is included in the reporting period.

b:	The asset’s business-use percentage is less than 100%.

d:	The asset has been disposed.

f:	The asset has switched from a MACRS table calculation to the MACRS formula calculation.

l:	The asset’s depreciation has been limited by luxury auto rules.

m:	The asset’s depreciation was calculated using the mid-quarter convention.

r:	The asset’s acquired value was reduced to arrive at the depreciable basis.

s:	The asset has switched from declining-balance to a straight-line.

t:	The asset was transferred.

v:	The asset has switched to remaining value over remaining life due to ACE.
Group/Sorting Criteria:
Group = Naperville
Include Assets that meet the following conditions:
          Location is Naperville
Sorted by: Class (with subtotals), System No, Extension

January 17, 2011 at 1:25 PM

SHP II/Pru JV-Amort/Prop4SpringM
Annual Activity Report
For the fiscal year ended December 31, 2010
Book = Internal

FYE Month = December

				Current Year	Current Year	Current Year	Current Year
Sys No	Ext Co Asset No	G/L Asset Acct No	Beginning Cost	Acquisitions	Transfers-In	Transfers-Out	Dispositions	Ending Cost
Class = Z
		Summary of Assets w/no Activity	$173,210.47	0.00	0.00	0.00	0.00	$173,210.47

		Class = Z	$173,210.47	$0.00	$0.00	$0.00	$0.00	$173,210.47
		Count = 4

Class = ZC
000065	Jan 10 Community Fees
	000		0.00	7,500.00	0.00	0.00	0.00	7,500.00
000068	Feb 10 Community fees
	000		0.00	1,500.00	0.00	0.00	0.00	1,500.00
000071	Mar 10 Community Fees
	000		0.00	1,000.00	0.00	0.00	0.00	1,000.00
000076	May 10 Community Fees
	000		0.00	1,500.00	0.00	0.00	0.00	1,500.00
000079	Jun 10 Community Fees
	000		0.00	7,500.00	0.00	0.00	0.00	7,500.00
000082	Jul 10 Community Fees
	000		0.00	4,500.00	0.00	0.00	0.00	4,500.00
000084	Aug 10 Community Fees
	000		0.00	6,000.00	0.00	0.00	0.00	6,000.00
000088	Sep 10 Community Fees
	000		0.00	6,000.00	0.00	0.00	0.00	6,000.00
000092	Oct 10 Community Fees
	000		0.00	4,500.00	0.00	0.00	0.00	4,500.00
000096	Nov 10 Community Fees
	000		0.00	7,465.00	0.00	0.00	0.00	7,465.00
000099	Dec 10 Community Fees
	000		0.00	12,000.00	0.00	0.00	0.00	12,000.00
		Summary of Assets w/no Activity	$68,000.00	0.00	0.00	0.00	0.00	$68,000.00

		Class = ZC	$68,000.00	$59,465.00	$0.00	$0.00	$0.00	$127,465.00
		Count = 22

		Summary of Assets w/no Activity	$241,210.47	$0.00	$0.00	$0.00	$0.00	$241,210.47

		Count = 15
		Grand Total	$241,210.47	$59,465.00	$0.00	$0.00	$0.00	$300,675.47

		Count = 26
Report Assumptions

Report Name: Annual Activity
Source Report: <Standard Report>

Calculation Assumptions:
Short Year: none

Group/Sorting Criteria:
Group = Naperville
Include Assets that meet the following conditions:
Location is Naperville
Sorted by: Class (with subtotals), System No, Extension

January 17, 2011 at 1:26 PM	Page 1

EXHIBIT D-3
SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Summit
Class = B
000138	10/19/06	1,749.00	Buildings	P	SLMM	10 00	1,749.00	11/30/10	553.85	14.58	174.90	728.75
000139	12/31/06	2,200.00	Buildings	P	SLMM	10 00	2,200.00	11/30/10	660.00	18.34	220.00	880.00
000628	04/19/07	1,735.20	Shower Drain Unit 226 - A. J.	P	SLMM	10 00	1,735.20	11/30/10	462.72	14.46	173.52	636.24
000640	06/30/07	1,947.70	Replace backflow, spray & ro	P	SLMM	10 00	1,947.70	11/30/10	486.93	16.24	194.77	681.70
000656	07/17/07	955.00	Hot Water Recirculating Line	P	SLMM	10 00	955.00	11/30/10	230.79	7.96	95.50	326.29
000672	09/18/07	1,093.30	Automatic Front Door - Easte	P	SLMM	10 00	1,093.30	11/30/10	245.99	9.12	109.33	355.32
000673	09/30/07	2,550.35	A/C Compressor - Valairco, Ir	P	SLMM	10 00	2,550.35	11/30/10	573.84	21.26	255.04	828.88
000676	09/18/07	5,180.25	A/C Circuit Boards & Compre	P	SLMM	10 00	5,180.25	11/30/10	1,165.58	43.17	518.03	1,683.61
000711	10/31/07	2,529.00	Outlets/Emergency ballasts -	P	SLMM	10 00	2,529.00	11/30/10	547.95	21.08	252.90	800.85
000739	12/31/07	2,387.00	Ballastic Emg Lights	P	SLMM	10 00	2,387.00	11/30/10	477.40	19.90	238.70	716.10
000740	12/31/07	1,618.83	Carpet/Vinyl	P	SLMM	10 00	1,618.83	11/30/10	323.76	13.49	161.88	485.64
000741	12/31/07	7,859.51	Fences	P	SLMM	10 00	7,859.51	11/30/10	1,571.90	65.50	785.95	2,357.85
000757	05/21/08	40,874.00	Paint Interior all levels - Star l	P	SLMM	10 00	40,874.00	11/30/10	6,471.72	340.62	4,087.40	10,559.12
000762	03/31/08	1,789.57	Apartment Shower Drain - AJ	P	SLMM	10 00	1,789.57	11/30/10	313.18	14.92	178.96	492.14
000763	03/31/08	2,845.30	Hot Water Pump w/cooper p	P	SLMM	10 00	2,845.30	11/30/10	497.93	23.72	284.53	782.46
000765	01/01/09	1,562.50	2 Amana PTAC Units -Valair	P	SLMM	10 00	1,562.50	11/30/10	156.25	13.03	156.25	312.50
000789	04/22/08	1,562.50	Amana PTAC Unit - Valairco	P	SLMM	10 00	1,562.50	11/30/10	260.42	13.03	156.25	416.67
000790	04/22/08	2,187.00	Shower Drain Unit 222- A. J.	P	SLMM	10 00	2,187.00	11/30/10	364.50	18.23	218.70	583.20
000796	05/21/08	350.33	3 Door Transmitters - Ciscor	P	SLMM	10 00	350.33	11/30/10	55.48	2.92	35.03	90.51
000797	05/31/08	818.00	Rework Apt 222 Correct Con	P	SLMM	10 00	818.00	11/30/10	129.52	6.82	81.80	211.32
000807	06/30/08	1,530.40	Rework Construction Issues -	P	SLMM	10 00	1,530.40	11/30/10	229.56	12.76	153.04	382.60
000808	06/30/08	1,562.50	PTAC Unit -Valairco, Inc.	P	SLMM	10 00	1,562.50	11/30/10	234.38	13.03	156.25	390.63
000822	07/16/08	3,265.11	Rework Original Construction	P	SLMM	10 00	3,265.11	11/30/10	462.57	27.21	326.51	789.08
000823	07/16/08	629.14	Smoke Detector Relay - AES	P	SLMM	10 00	629.14	11/30/10	89.13	5.25	62.91	152.04
000824	07/31/08	3,456.40	2 PTAC Units & 6 PTAC Boa	P	SLMM	10 00	3,456.40	11/30/10	489.66	28.81	345.64	835.30
000830	08/27/08	1,659.38	Troubleshoot/Repair Magneti	P	SLMM	10 00	1,659.38	11/30/10	221.25	13.83	165.94	387.19
000831	08/31/08	216.14	Rework wiring - Valairco	P	SLMM	10 00	216.14	11/30/10	28.82	1.81	21.61	50.43
000832	08/20/08	1,937.40	Replace Boiler Mixing Valve -	P	SLMM	10 00	1,937.40	11/30/10	258.32	16.15	193.74	452.06
000845	09/30/08	2,495.00	Root Cricket With Membrane	P	SLMM	10 00	2,495.00	11/30/10	311.88	20.80	249.50	561.38
000862	10/31/08	3,196.36	2 Combustin Draft Motors HV	P	SLMM	10 00	3,196.36	11/30/10	372.91	26.64	319.64	692.55
000877	11/30/08	1,562.50	1 PTAC Unit - Valairco	P	SLMM	10 00	1,562.50	11/30/10	169.27	13.03	156.25	325.52
000889	12/17/08	1,575.26	Reset Original Construction c	P	SLMM	10 00	1,575.26	11/30/10	157.53	13.13	157.53	315.06
000890	12/31/08	1,562.50	1 PTAC Unit - Valairco	P	SLMM	10 00	1,562.50	11/30/10	156.25	13.03	156.25	312.50
000901	02/28/09	600.00	3 Rooftop Exhaust Ventilator	P	SLMM	10 00	600.00	11/30/10	50.00	5.00	60.00	110.00
000912	03/25/09	600.00	3 Rooftop Exhaust Ventilator	P	SLMM	10 00	600.00	11/30/10	45.00	5.00	60.00	105.00
000945	06/30/09	6,108.40	Rework Original Construction	P	SLMM	10 00	6,108.40	11/30/10	305.42	50.91	610.84	916.26
000951	07/08/09	3,450.00	Rework Original Construction	P	SLMM	10 00	3,450.00	11/30/10	172.50	28.75	345.00	517.50
000969	08/31/09	11,444.72	PTAC Control Boards & PTA	P	SLMM	10 00	11,444.72	11/30/10	381.49	95.38	1,144.47	1,525.96
000978	09/09/09	3,639.87	6 Wall AC Controllers & Rela	P	SLMM	10 00	3,639.87	11/30/10	121.33	30.34	363.99	485.32
000979	09/09/09	2,657.40	Pump & Flange Boiler - A. J.	P	SLMM	10 00	2,657.40	11/30/10	88.58	22.15	265.74	354.32
000980	09/09/09	2,236.00	3 phase 200 amp fused disco	P	SLMM	10 00	2,236.00	11/30/10	74.53	18.64	223.60	298.13
000990	10/31/09	3,008.58	Rework Original Construction	P	SLMM	10 00	3,008.58	11/30/10	50.14	25.08	300.86	351.00
000991	10/14/09	2,025.00	Exit Signs - Diverse Electric	P	SLMM	10 00	2,025.00	11/30/10	50.63	16.88	202.50	253.13
000992	10/31/09	5,542.60	5 PTAC Units - Hughes Engir	P	SLMM	10 00	5,542.50	11/30/10	92.39	46.19	554.26	646.65
001005	11/11/09	550.00	Replace Sheetrock from inco	P	SLMM	10 00	550.00	11/30/10	9.17	4.59	55.00	64.17
001015	12/30/09	3,654.90	Reroute Kitchen Piping to me	P	SLMM	10 00	3,654.90	11/30/10	0.00	30.46	365.49	365.49
001016	12/16/09	1,840.40	6 PTAC Control Boards - hug	P	SLMM	10 00	1,840.40	11/30/10	0.00	15.34	184.04	184.04
001017	12/31/09	4,446.02	Makeup Air Unit - Hughes En	P	SLMM	10 00	4,446.02	11/30/10	0.00	37.05	444.60	444.60
001038	02/17/10	1,546.50	Rework Original Construction	P	SLMM	10 00	1,546.50	11/30/10	0.00	12.88	128.88	128.88
001039	02/24/10	746.62	HVAC Blower Motor - Hughe	P	SLMM	10 00	746.62	11/30/10	0.00	6.22	62.22	62.22

January 14, 2011 at 9:38 AM	Page 1

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation
Location = Summit
Class = B
001068	04/28/10	3,275.49	Shower-Tiolet Rework fr Orig	P	SLMM	10 00	3,275.49	11/30/10	0.00	27.29	218.37	218.37
001109	06/09/10	1,150.31	Motor & Starter on Exhaust F	P	SLMM	10 00	1,150.31	11/30/10	0.00	9.59	67.10	67.10
001110	06/09/10	8,974.09	PTAC Units - Hughes Engine	P	SLMM	10 00	8,974.09	11/30/10	0.00	74.79	523.49	523.49
001127	07/07/10	1,855.68	Shower Drains - AJ Oldroyd F	P	SLMM	10 00	1,855.68	11/30/10	0.00	15.47	92.78	92.78
001129	07/07/10	910.50	Pot Sink Faucet - AJ Oldroyd	P	SLMM	10 00	910.50	11/30/10	0.00	7.59	45.53	45.53
001131	07/31/10	2,942.50	Entry Door Levers - Colline B	P	SLMM	10 00	2,942.50	11/30/10	0.00	24.52	122.61	122.61
001171	09/08/10	1,710.00	Emergency Lighting - Diverse	P	SLMM	10 00	1,710.00	11/30/10	0.00	14.25	57.00	57.00
001181	10/06/10	1,671.32	Economizer Motor & Swivel L	P	SLMM	10 00	1,671.32	11/30/10	0.00	13.93	41.78	41.78
001218	12/31/10	7,898.90	Heat Exchanger - Hughes En	P	SLMM	10 00	7,898.90		0.00	0.00	0.00	0.00

Class = B		192,928.23					192,928.23		20,172.42	1,542.16	17,384.40	37,556.82
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal		192,928.23					192,928.23		20,172.42	1,542.16	17,384.40	37,556.82
Count = 59

Class = BA
000140	12/01/04	12,811,644.00	Building Acquisition	R	SLMM	40 00	12,811,644.00	11/30/10	1,628,146.43	26,690.93	320,291.10	1,948,437.53

Class = BA		12,811,644.00					12,811,644.00		1,628,146.43	26,690.93	320,291.10	1,948,437.53
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal		12,811,644.00					12,811,644.00		1,628,146.43	26,690.93	320,291.10	1,948,437.53
Count = 1

Class = E
000211	02/28/05	1,164.67	Equipment	P	SLMM	10 00	1,164.67	11/30/10	562.94	9.71	116.47	679.41
000212	03/31/05	635.98	Equipment	P	SLMM	10 00	635.98	11/30/10	302.11	5.30	63.60	365.71
000213	04/19/05	668.86	Equipment	P	SLMM	10 00	668.86	11/30/10	312.15	5.58	66.89	379.04
000214	05/19/05	3,994.08	Equipment	P	SLMM	10 00	3,994.08	11/30/10	1,830.63	33.29	399.41	2,230.04
000215	05/31/05	1,076.96	Equipment	P	SLMM	10 00	1,076.96	11/30/10	493.62	8.98	107.70	601.32
000216	06/30/05	6,574.65	Equipment	P	SLMM	10 00	6,574.65	11/30/10	2,958.61	54.79	657.47	3,616.08
000217	07/18/05	6,760.15	Equipment	P	SLMM	10 00	6,760.15	11/30/10	2,985.75	56.34	676.02	3,661.77
000218	07/27/05	4,087.00	Equipment	P	SLMM	10 00	4,087.00	11/30/10	1,805.09	34.06	408.70	2,213.79
000219	08/18/05	3,623.00	Equipment	P	SLMM	10 00	3,623.00	11/30/10	1,569.97	30.20	362.30	1,932.27
000220	08/31/05	1,172.70	Equipment	P	SLMM	10 00	1,172.70	11/30/10	508.17	9.78	117.27	625.44
000221	09/16/05	206.67	Equipment	P	SLMM	10 00	206.67	11/30/10	87.85	1.73	20.67	108.52
000222	09/16/05	1,869.71	Equipment	P	SLMM	10 00	1,869.71	11/30/10	794.62	15.59	186.97	981.59
000223	09/16/05	603.98	Equipment	P	SLMM	10 00	603.98	11/30/10	256.70	5.04	60.40	317.10
000224	09/16/05	2,985.41	Equipment	P	SLMM	10 00	2,985.41	11/30/10	1,268.81	24.88	298.54	1,567.35
000225	09/30/05	200.00	Equipment	P	SLMM	10 00	200.00	11/30/10	85.00	1.67	20.00	105.00
000226	10/19/05	941.28	Equipment	P	SLMM	10 00	941.28	11/30/10	392.21	7.85	94.13	486.34
000227	11/16/05	4,860.00	Equipment	P	SLMM	10 00	4,860.00	11/30/10	1,984.50	40.50	486.00	2,470.50
000228	11/30/05	1,030.00	Equipment	P	SLMM	10 00	1,030.00	11/30/10	420.58	8.59	103.00	523.58
000229	01/31/06	3,121.70	Equipment	P	SLMM	10 00	3,121.70	11/30/10	1,222.67	26.02	312.17	1,534.84
000230	03/31/06	8,755.60	Equipment	P	SLMM	10 00	8,755.60	11/30/10	3,283.35	72.97	875.55	4,158.91
000231	03/31/06	908.00	Equipment	P	SLMM	10 00	908.00	11/30/10	340.50	7.57	90.80	431.30
000232	03/31/06	1,144.80	Equipment	P	SLMM	10 00	1,144.80	11/30/10	429.31	9.54	114.48	543.79
000233	03/31/06	2,924.54	Equipment	P	SLMM	10 00	2,924.54	11/30/10	1,096.69	24.38	292.45	1,389.14
000234	03/31/06	2,064.00	Equipment	P	SLMM	10 00	2,064.00	11/30/10	774.00	17.20	206.40	980.40

January 14, 2011 at 9:38 AM	Page 2

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation
Location = Summit
Class = E
000235	04/06/06	5,843.38	Equipment	P	SLMM	10 00	5,843.38	11/30/10	2,191.27	48.70	584.34	2,775.61
000236	04/18/06	621.18	Equipment	P	SLMM	10 00	621.18	11/30/10	227.77	5.18	62.12	289.89
000237	04/18/06	2,655.30	Equipment	P	SLMM	10 00	2,655.30	11/30/10	973.61	22.13	265.53	1,239.14
000238	04/30/06	646.60	Equipment	P	SLMM	10 00	646.60	11/30/10	237.09	5.39	64.66	301.75
000239	05/19/06	1,162.88	Equipment	P	SLMM	10 00	1,162.88	11/30/10	416.71	9.70	116.29	533.00
000712	10/19/07	1,974.08	Emergency alert pendants	P	SLMM	10 00	1,974.08	11/30/10	427.72	16.46	197.41	625.13
000713	10/31/07	2,094.00	Radios - Polyshell	P	SLMM	10 00	2,094.00	11/30/10	453.70	17.45	209.40	663.10
000903	02/28/09	858.09	HP Laser Jet Printer - Staples	P	SLMM	10 00	858.09	11/30/10	71.51	7.16	85.81	157.32
001027	01/27/10	641.99	Canon Multifuction Fax - Copie	P	SLMM	10 00	641.99	11/30/10	0.00	5.35	58.86	58.86

Class = E		77,871.24					77,871.24		30,765.21	649.08	7,781.82	38,547.03
Less disposals and transfers Count = 0		0.00					0.00		0.00			0.00

Net Subtotal		77,871.24					77,871.24		30,765.21	649.08	7,781.82	38,547.03
Count = 33
Class = FF
000141	01/31/05	612.85	Furniture & Fixtures	P	SLMM	10 00	612.85	11/30/10	301.34	5.11	61.29	362.63
000142	01/31/05	1,334.46	Furniture & Fixtures	P	SLMM	10 00	1,334.46	11/30/10	656.13	11.13	133.45	789.58
000143	01/31/05	1,255.57	Furniture & Fixtures	P	SLMM	10 00	1,255.57	11/30/10	617.33	10.47	125.56	742.89
000144	02/28/05	612.85	Furniture & Fixtures	P	SLMM	10 00	612.85	11/30/10	296.23	5.11	61.29	357.52
000145	02/28/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	432.58	7.46	89.50	522.08
000146	03/01/05	2,437.96	Furniture & Fixtures	P	SLMM	10 00	2,437.96	11/30/10	1,178.36	20.32	243.80	1,422.16
000147	03/31/05	(635.98)	Furniture & Fixtures	P	SLMM	10 00	(635.98)	11/30/10	(302.11)	(5.30)	(63.60)	(365.71)
000148	04/19/05	264.99	Furniture & Fixtures	P	SLMM	10 00	264.99	11/30/10	123.67	2.21	26.50	150.17
000149	04/19/05	612.85	Furniture & Fixtures	P	SLMM	10 00	612.85	11/30/10	286.02	5.11	61.29	347.31
000150	04/19/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	417.67	7.46	89.50	507.17
000151	05/19/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	410.21	7.46	89.50	499.71
000152	06/17/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	402.75	7.46	89.50	492.25
000153	06/17/05	1,144.94	Furniture & Fixtures	P	SLMM	10 00	1,144.94	11/30/10	515.21	9.55	114.49	629.70
000154	06/17/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	402.75	7.46	89.50	492.25
000155	06/30/05	1,144.94	Furniture & Fixtures	P	SLMM	10 00	1,144.94	11/30/10	515.21	9.55	114.49	629.70
000156	07/31/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	395.29	7.46	89.50	484.79
000157	08/18/05	1,255.57	Furniture & Fixtures	P	SLMM	10 00	1,255.57	11/30/10	544.09	10.47	125.56	669.65
000158	08/31/05	715.85	Furniture & Fixtures	P	SLMM	10 00	715.85	11/30/10	310.22	5.97	71.59	381.81
000159	08/31/05	1,334.46	Furniture & Fixtures	P	SLMM	10 00	1,334.46	11/30/10	578.28	11.13	133.45	711.73
000160	08/31/05	1,255.57	Furniture & Fixtures	P	SLMM	10 00	1,255.57	11/30/10	544.09	10.47	125.56	669.65
000161	08/31/05	2,332.00	Furniture & Fixtures	P	SLMM	10 00	2,332.00	11/30/10	1,010.53	19.44	233.20	1,243.73
000162	09/16/05	1,334.46	Furniture & Fixtures	P	SLMM	10 00	1,334.46	11/30/10	567.16	11.13	133.45	700.61
000163	09/16/05	1,350.33	Furniture & Fixtures	P	SLMM	10 00	1,350.33	11/30/10	573.88	11.26	135.03	708.91
000164	09/16/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	380.39	7.46	89.50	469.89
000165	09/30/05	2,332.00	Furniture & Fixtures	P	SLMM	10 00	2,332.00	11/30/10	991.10	19.44	233.20	1,224.30
000166	09/30/05	1,255.57	Furniture & Fixtures	P	SLMM	10 00	1,255.57	11/30/10	533.63	10.47	125.56	659.19
000167	09/30/05	1,459.25	Furniture & Fixtures	P	SLMM	10 00	1,459.25	11/30/10	620.20	12.17	145.93	766.13
000168	09/30/05	1,609.00	Furniture & Fixtures	P	SLMM	10 00	1,609.00	11/30/10	683.84	13.41	160.90	844.74
000169	12/19/05	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	358.00	7.46	89.50	447.50
000170	12/19/05	5,272.76	Furniture & Fixtures	P	SLMM	10 00	5,272.76	11/30/10	2,109.12	43.94	527.28	2,636.40
000171	12/19/05	4,933.56	Furniture & Fixtures	P	SLMM	10 00	4,933.56	11/30/10	1,973.44	41.12	493.36	2,466.80
000172	12/31/05	4,495.23	Furniture & Fixtures	P	SLMM	10 00	4,495.23	11/30/10	1,798.08	37.46	449.52	2,247.60
000173	01/19/06	898.68	Furniture & Fixtures	P	SLMM	10 00	898.68	11/30/10	351.99	7.49	89.87	441.86

January 14, 2011 at 9:38 AM	Page 3

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation
Location = Summit
Class = FF
000174	01/31/06	716.00	Furniture & Fixtures	P	SLMM	10 00	716.00	11/30/10	280.43	5.97	71.60	352.03
000175	02/28/06	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	343.08	7.46	89.50	432.58
000176	02/28/06	716.00	Furniture & Fixtures	P	SLMM	10 00	716.00	11/30/10	274.47	5.97	71.60	346.07
000177	03/21/06	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	335.63	7.46	89.50	425.13
000178	03/21/06	1,144.94	Furniture & Fixtures	P	SLMM	10 00	1,144.94	11/30/10	429.34	9.55	114.49	543.83
000179	03/21/06	716.00	Furniture & Fixtures	P	SLMM	10 00	716.00	11/30/10	268.50	5.97	71.60	340.10
000180	03/21/06	1,255.57	Furniture & Fixtures	P	SLMM	10 00	1,255.57	11/30/10	470.85	10.47	125.56	596.41
000181	03/31/06	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	335.63	7.46	89.50	425.13
000182	03/31/06	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	335.63	7.46	89.50	425.13
000183	03/31/06	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	335.63	7.46	89.50	425.13
000184	03/31/06	1,432.00	Furniture & Fixtures	P	SLMM	10 00	1,432.00	11/30/10	537.00	11.94	143.20	680.20
000185	05/31/06	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	320.71	7.46	89.50	410.21
000186	05/31/06	895.00	Furniture & Fixtures	P	SLMM	10 00	895.00	11/30/10	320.71	7.46	89.50	410.21
000187	05/31/06	716.00	Furniture & Fixtures	P	SLMM	10 00	716.00	11/30/10	256.57	5.97	71.60	328.17
000188	06/30/06	3,211.33	Furniture & Fixtures	P	SLMM	10 00	3,211.33	11/30/10	1,123.96	26.77	321.13	1,445.09
000189	07/18/06	1,611.00	Furniture & Fixtures	P	SLMM	10 00	1,611.00	11/30/10	550.43	13.43	161.10	711.53
000190	07/31/06	552.31	Furniture & Fixtures	P	SLMM	10 00	552.31	11/30/10	188.70	4.61	55.23	243.93
000191	07/31/06	1,866.66	Furniture & Fixtures	P	SLMM	10 00	1,866.66	11/30/10	637.79	15.56	186.67	824.46
000192	08/17/06	899.35	Furniture & Fixtures	P	SLMM	10 00	899.35	11/30/10	299.80	7.50	89.94	389.74
000193	08/17/06	1,981.15	Furniture & Fixtures	P	SLMM	10 00	1,981.15	11/30/10	660.41	16.51	198.12	858.53
000194	08/31/06	381.00	Furniture & Fixtures	P	SLMM	10 00	381.00	11/30/10	127.00	3.18	38.10	165.10
000195	08/31/06	754.31	Furniture & Fixtures	P	SLMM	10 00	754.31	11/30/10	251.43	6.29	75.43	326.86
000196	08/31/06	1,483.60	Furniture & Fixtures	P	SLMM	10 00	1,483.60	11/30/10	494.53	12.37	148.36	642.89
000197	08/31/06	2,744.55	Furniture & Fixtures	P	SLMM	10 00	2,744.55	11/30/10	914.87	22.88	274.46	1,189.33
000198	09/20/06	2,880.50	Furniture & Fixtures	P	SLMM	10 00	2,880.50	11/30/10	936.16	24.01	288.05	1,224.21
000199	09/20/06	381.00	Furniture & Fixtures	P	SLMM	10 00	381.00	11/30/10	123.83	3.18	38.10	161.93
000200	10/31/06	8,358.45	Furniture & Fixtures	P	SLMM	10 00	8,358.45	11/30/10	2,646.86	69.66	835.85	3,482.71
000201	11/30/06	4,893.26	Furniture & Fixtures	P	SLMM	10 00	4,893.26	11/30/10	1,508.78	40.78	489.33	1,998.11
000202	11/30/06	6,420.00	Furniture & Fixtures	P	SLMM	10 00	6,420.00	11/30/10	1,979.50	53.50	642.00	2,621.50
000203	11/30/06	899.35	Furniture & Fixtures	P	SLMM	10 00	899.35	11/30/10	277.33	7.50	89.94	367.27
000204	11/30/06	899.35	Furniture & Fixtures	P	SLMM	10 00	899.35	11/30/10	277.33	7.50	89.94	367.27
000205	11/30/06	899.35	Furniture & Fixtures	P	SLMM	10 00	899.35	11/30/10	277.33	7.50	89.94	367.27
000206	11/30/06	256.75	Furniture & Fixtures	P	SLMM	10 00	256.75	11/30/10	79.19	2.14	25.68	104.87
000207	11/30/06	900.00	Furniture & Fixtures	P	SLMM	10 00	900.00	11/30/10	277.50	7.50	90.00	367.50
000208	11/30/06	1,340.94	Furniture & Fixtures	P	SLMM	10 00	1,340.94	11/30/10	413.46	11.18	134.09	547.55
000209	12/06/06	256.75	Furniture & Fixtures	P	SLMM	10 00	256.75	11/30/10	79.18	2.14	25.68	104.86
000210	12/31/06	3,323.39	Furniture & Fixtures	P	SLMM	10 00	3,323.39	11/30/10	997.02	27.70	332.34	1,329.36
000590	01/19/07	1,869.98	Carpet & Vinyl Units 100 & 12	P	SLMM	10 00	1,869.98	11/30/10	545.42	15.59	187.00	732.42
000592	02/19/07	1,261.67	Carpet Unit 210 - House of Ri	P	SLMM	10 00	1,261.67	11/30/10	357.48	10.52	126.17	483.65
000610	03/31/07	5,120.79	Carpet Units 112,216,323 &	P	SLMM	10 00	5,120.79	11/30/10	1,408.22	42.68	512.08	1,920.30
000611	03/31/07	2,292.00	6 Sunbeam Refrigerators - R,	P	SLMM	10 00	2,292.00	11/30/10	630.30	19.10	229.20	859.50
000629	04/30/07	1,562.20	Delibrillator - Gulf South Medi	P	SLMM	10 00	1,562.20	11/30/10	416.59	13.02	156.22	572.81
000635	05/31/07	4,221.44	Carpet & Vinyl Units 103,114	P	SLMM	10 00	4,221.44	11/30/10	1,090.53	35.18	422.14	1,512.67
000641	06/19/07	2,618.60	Carpet Units 126 & 221 - Hou	P	SLMM	10 00	2,618.60	11/30/10	654.65	21.83	261.86	916.51
000657	07/31/07	1,340.94	Carpet - House of Rugs	P	SLMM	10 00	1,340.94	11/30/10	324.05	11.18	134.09	458.14
000668	08/31/07	3,859.12	Carpet - House of Rugs	P	SLMM	10 00	3,859.12	11/30/10	900.47	32.16	385.91	1,286.38
000674	09/30/07	3,417.53	Carpet - House of Rugs	P	SLMM	10 00	3,417.53	11/30/10	768.95	28.48	341.75	1,110.70
000675	09/18/07	9,917.83	31 Refrigerators - Top Line	P	SLMM	10 00	9,917.83	11/30/10	2,231.52	82.65	991.78	3,223.30
000753	01/31/08	588.47	Computer T5246 & E1716W 1	P	SLMM	10 00	588.47	11/30/10	112.79	4.91	58.85	171.64
000756	02/13/08	3,971.21	Carpet & Vinyl - House of Rug	P	SLMM	10 00	3,971.21	11/30/10	761.15	33.10	397.12	1,158.27

January 14, 2011 at 9:38 AM	Page 4

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Summit
Class = FF
000764	03/31/08	418.78	2 Brother Laser Printers - Cor	P	SLMM	10 00	418.78	11/30/10	73.30	3.49	41.88	115.18
000791	04/22/08	372.10	Pop-Up Toaster - Edward Do	P	SLMM	10 00	372.10	11/30/10	62.02	3.11	37.21	99.23
000795	05/21/08	1,267.83	10 Emergency Response Wir	P	SLMM	10 00	1,267.83	11/30/10	200.74	10.57	126.78	327.52
000798	05/31/08	6,267.96	Carpet - House of Rugs	P	SLMM	10 00	6,267.96	11/30/10	992.43	52.24	626.80	1,619.23
000799	05/21/08	2,561.23	Compressor & Valve Kitchen	P	SLMM	10 00	2,561.23	11/30/10	405.53	21.35	256.12	661.65
000800	05/21/08	2,896.00	Emergency Response Radios	P	SLMM	10 00	2,896.00	11/30/10	458.53	24.14	289.60	748.13
000801	05/28/08	2,293.63	Vacuum w/attachments - Dire	P	SLMM	10 00	2,293.63	11/30/10	363.16	19.12	229.36	592.52
000809	06/30/08	1,695.33	Carpet - House of Rugs	P	SLMM	10 00	1,695.33	11/30/10	254.30	14.13	169.53	423.83
000825	07/23/08	16,630.38	52 Apartment Refrigerators -	P	SLMM	10 00	16,630.38	11/30/10	2,355.97	138.59	1,663.04	4,019.01
000826	07/31/08	11,282.38	Carpet - House of Rugs	P	SLMM	10 00	11,282.38	11/30/10	1,598.35	94.02	1,128.24	2,726.59
000847	09/30/08	4,307.58	Carpet - House of Rugs	P	SLMM	10 00	4,307.58	11/30/10	538.45	35.90	430.76	969.21
000863	10/31/08	1,200.60	Carpet -House of Rugs	P	SLMM	10 00	1,200.60	11/30/10	140.07	10.01	120.06	260.13
000878	11/30/08	5,356.13	Carpet & Vinyl - House of Rug	P	SLMM	10 00	5,356.13	11/30/10	580.26	44.64	535.61	1,115.87
000879	12/31/08	10,657.41	Steamer, Grill, Food Process	P	SLMM	10 00	10,657.41	11/30/10	1,065.74	88.82	1,065.74	2,131.48
000888	12/31/08	2,401.20	Carpet - House of Rugs	P	SLMM	10 00	2,401.20	11/30/10	240.12	20.01	240.12	480.24
000892	01/31/09	6,187.23	Carpet - House of Rugs	P	SLMM	10 00	6,187.23	11/30/10	567.16	51.56	618.72	1,185.88
000900	02/25/09	6,934.00	75# American Dryer - Mickror	P	SLMM	10 00	6,934.00	11/30/10	577.83	57.79	693.40	1,271.23
000902	02/18/09	1,988.00	Emergency Radios & Batterie	P	SLMM	10 00	1,988.00	11/30/10	165.67	16.57	198.80	364.47
000913	03/31/09	8,378.24	Carpet - House of Rugs	P	SLMM	10 00	8,378.24	11/30/10	628.37	69.82	837.82	1,466.19
000928	04/29/09	4,155.53	Carpet & Vinyl - House of Rug	P	SLMM	10 00	4,155.53	11/30/10	277.05	34.63	415.55	692.60
000929	04/29/09	1,649.02	6 Cycle Washer & Electric Dr	P	SLMM	10 00	1,649.02	11/30/10	109.94	13.75	164.90	274.84
000930	04/29/09	1,273.43	10 Wireless Pendants - Cisco	P	SLMM	10 00	1,273.43	11/30/10	84.90	10.62	127.34	212.24
000931	01/09/09	2,619.22	Steamer, Char-Broiler, Dispos	P	SLMM	10 00	2,619.22	11/30/10	261.92	21.83	261.92	523.84
000950	07/31/09	6,471.77	Carpet - House of Rugs	P	SLMM	10 00	6,471.77	11/30/10	269.66	53.94	647.18	916.84
000967	08/12/09	1,200.60	Carpet - House of Rugs	P	SLMM	10 00	1,200.60	11/30/10	50.03	10.01	120.06	170.09
000968	08/26/09	1,807.12	Computer & Printers - Staples	P	SLMM	05 00	1,807.12	11/30/10	120.49	30.12	361.42	481.91
000981	09/30/09	2,929.05	Carpet - House of Rugs	P	SLMM	10 00	2,929.05	11/30/10	73.24	24.41	292.91	366.15
000982	10/28/09	7,625.88	2 Table Base & 10 Chairs - M	P	SLMM	10 00	7,625.88	11/30/10	127.11	63.55	762.59	889.70
000993	10/14/09	1,273.77	Wireless Pendants - Ciscor	P	SLMM	10 00	1,273.77	11/30/10	31.85	10.62	127.38	159.23
000994	10/21/09	642.50	Vacuum - Livingston Vacuum	P	SLMM	10 00	642.50	11/30/10	10.71	5.36	64.25	74.96
001006	11/04/09	2,131.06	2 Library Chairs - Mace Bros	P	SLMM	10 00	2,131.06	11/30/10	35.52	17.76	213.11	248.63
001018	12/08/09	2,883.65	Sci Fit ISO Fitness Bike - Cur	P	SLMM	10 00	2,883.65	11/30/10	24.03	24.04	288.37	312.40
001019	12/16/09	2,711.61	Carpet - House of Rugs	P	SLMM	10 00	2,711.61	11/30/10	0.00	22.60	271.16	271.16
001020	12/16/09	1,273.55	10 Emergency Response Wir	P	SLMM	10 00	1,273.55	11/30/10	0.00	10.62	127.36	127.36
001040	02/03/10	7,698.24	Carpet - House of Rugs	P	SLMM	10 00	7,698.24	11/30/10	0.00	64.16	705.67	705.67
001052	03/10/10	2,589.57	Carpet -House of Rugs	P	SLMM	10 00	2,589.57	11/30/10	0.00	21.58	215.80	215.80
001054	03/31/10	1,378.00	2 Sebo X2 Vacuums - Livings	P	SLMM	10 00	1,378.00	11/30/10	0.00	11.48	103.35	103.35
001055	03/31/10	1,219.00	Carpet Steamer - Livingston	P	SLMM	10 00	1,219.00	11/30/10	0.00	10.15	91.43	91.43
001056	03/31/10	586.87	Air Mover Floor Fan - Direct S	P	SLMM	10 00	586.87	11/30/10	0.00	4.89	44.02	44.02
001069	04/01/10	1,388.42	Ice Cream Dipping Cabinet Le	P	SLMM	10 00	1,388.42	11/30/10	0.00	11.57	104.13	104.13
001070	04/30/10	6,398.37	Carpet - House of Rugs	P	SLMM	10 00	6,398.37	11/30/10	0.00	53.32	426.57	426.57
001071	04/07/10	908.43	HVAC Exhaust Fan Motor - H	P	SLMM	10 00	908.43	11/30/10	0.00	7.57	68.13	68.13
001072	05/26/10	3,115.35	2 Games Tables with Chairs -	P	SLMM	10 00	3,115.35	11/30/10	0.00	25.96	181.73	181.73
001073	04/28/10	5,643.87	5 Computers - Dell	P	SLMM	05 00	5,643.87	11/30/10	0.00	94.06	752.52	752.52
001074	04/30/10	2,838.00	Emergency Response Radios	P	SLMM	10 00	2,838.00	11/30/10	0.00	23.65	189.20	189.20
001075	04/21/10	500.00	PTAC Unit - Valairco, Inc.	P	SLMM	10 00	500.00	11/30/10	0.00	4.16	33.33	33.33
001081	05/19/10	6,015.18	China, Glasses, Flatware & K	P	SLMM	10 00	6,015.18	11/30/10	0.00	50.12	350.89	350.89
001082	05/26/10	577.74	HP Laser Printer	P	SLMM	05 00	577.74	11/30/10	0.00	9.62	67.40	67.40
001083	05/31/10	748.72	14 Microwave Ovens - 6th Av	P	SLMM	10 00	748.72	11/30/10	0.00	6.24	43.69	43.69
001084	05/31/10	950.00	Check Scanner - Chase Banl	P	SLMM	05 00	950.00	11/30/10	0.00	15.83	110.83	110.83

January 14, 2011 at 9:38 AM	Page 5

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation
Location = Summit
Class=FF
001111	06/16/10	5,297.13	Carpet - House of Rugs	P	SLMM	10 00	5,297.13	11/30/10	0.00	44.14	264.86	264.86
001128	07/07/10	1,901.98	Water Resistant Pendants -	P	SLMM	10 00	1,901.98	11/30/10	0.00	15.85	1,664.23	1,664.23
001130	07/13/10	436.56	Kitchen Floor Mats - Edward	P	SLMM	10 00	436.56	11/30/10	0.00	3.64	21.83	21.83
001132	07/31/10	706.13	Installation of 4 computers -	P	SLMM	05 00	706.13	11/30/10	0.00	11.77	58.86	58.86
001133	07/31/10	6,187.23	Carpet - House of Rugs	P	SLMM	10 00	6,187.23	11/30/10	0.00	51.56	257.80	257.80
001134	07/31/10	3,542.09	Shower Curtains, Laundry Ba	P	SLMM	10 00	3,542.09	11/30/10	0.00	29.51	147.59	147.59
001152	08/18/10	732.18	Shower Curtains - Boston Te	P	SLMM	10 00	732.18	11/30/10	0.00	6.10	24.41	24.41
001153	08/25/10	770.00	Network Switch & Email Tech	P	SLMM	05 00	770.00	11/30/10	0.00	12.83	51.33	51.33
001154	08/31/10	2,702.70	Towels, Washcloths, Pillowca	P	SLMM	10 00	2,702.70	11/30/10	0.00	22.52	90.09	90.09
001156	08/31/10	2,043.06	Steam Table Warmers - Jay	P	NoDep	00 00	2,043.06	11/30/10	0.00	0.00	0.00	0.00
001172	09/08/10	7,302.87	Carpet - House of Rugs	P	SLMM	10 00	7,302.87	11/30/10	0.00	60.86	243.43	243.43
001173	09/15/10	908.16	Commercial Washer Fuse Bc	P	SLMM	10 00	908.16	11/30/10	0.00	7.57	30.27	30.27
001174	09/29/10	4,086.12	4 Steam Table Warmers - Ja	P	SLMM	10 00	4,086.12	11/30/10	0.00	34.05	102.15	102.15
001182	10/06/10	2,157.35	File Cabinets - Staples	P	SLMM	10 00	2,157.35	11/30/10	0.00	17.98	53.93	53.93
001183	10/20/10	1,337.50	2 Vacuums - Livingston Vacu	P	SLMM	10 00	1,337.50	11/30/10	0.00	11.14	22.29	22.29
001184	10/13/10	1,595.97	Carpet - House of Rugs	P	SLMM	10 00	1,595.97	11/30/10	0.00	13.30	39.90	39.90
001185	10/20/10	1,353.55	Salon Chairs with Base - Eld	P	SLMM	10 00	1,353.55	11/30/10	0.00	11.28	22.56	22.56
001186	10/27/10	815.24	Towels - Medline	P	SLMM	10 00	815.24	11/30/10	0.00	6.79	13.59	13.59
001219	12/07/10	636.29	8 Sconces - Lighting Show P	P	SLMM	10 00	636.29		0.00	5.30	5.30	5.30
001220	12/31/10	1,200.60	Carpet - House of Rugs	P	SLMM	10 00	1,200.60		0.00	0.00	0.00	0.00

Class = FF		371,989.60					371,989.60		63,489.82	3,160.45	35,156.02	98,645.84
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		371,989.60					371,989.60		63,489.82	3,160.45	35,156.02	98,645.84
Count = 153

Class = LA
000136	12/01/04	14,500,000.00	Land Acquisition	R	NoDep	00 00	14,500,000.00	11/30/10	0.00	0.00	0.00	0.00
000137	12/01/04	(12,811,644.00)	Land Acquisition	R	NoDep	00 00	(12,811,644.00)	11/30/10	0.00	0.00	0.00	0.00

Class = LA		1,688,356.00					1,688,356.00		0.00	0.00	0.00	0.00
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		1,688,356.00					1,688,356.00		0.00	0.00	0.00	0.00
Count = 2

Class = LI
000927	04/29/09	1,965.00	Renovation of Front Entry - T	P	SLMM	10 00	1,965.00	11/30/10	131.00	16.38	195.50	327.50
001155	10/27/10	7,065.21	Rubberize, Seal & Stripe Pa	P	SLMM	10 00	7,065.21	11/30/10	0.00	58.87	117.75	117.75
001170	09/08/10	1,594.30	Renovate Front of Bldg w ne	P	SLMM	10 00	1,594.30	11/30/10	0.00	13.29	53.14	53.14

Class = LI		10,624.51					10,624.51		131.00	88.54	367.39	498.39
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		10,624.51					10,624.51		131.00	88.54	367.39	498.39
Count = 3

January 14, 2011 at 9:38 AM	Page 6

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

	Location =	15,153,413.58					15,153,413.58		1,742,704.88	32,131.16	380,980.73	2,123,685.61
	Summit
	Less disposals and transfers	0.00					0.00		0.00			0.00
	Count = 0

	Net Subtotal	15,153,413.58					15,153,413.58		1,742,704.88	32,131.16	380,980.73	2,123,685.61
	Count = 251
	Grand Total	15,153,413.58					15,153,413.58		1,742,704.88	32,131.16	380,980.73	2,123,685.61
	Less disposals and transfers	0.00					0.00		0.00			0.00
	Count = 0

	Net Grand Total	15,153,413.58					15,153,413.58		1,742,704.88	32,131.16	380,980.73	2,123,685.61
	Count = 251

Report Assumptions

Report Name: Depreciation Expense w/Descriptions
Source Report: Depreciation Expense

Calculation Assumptions:
Short Year: none
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: None

Group/Sorting Criteria:
Group = Summit
Include Assets that meet the following conditions:
Location is Summit
Sorted by: Location (with subtotals), Class (with subtotals). System No. Extension

January 14, 2011 at 9:38 AM	Page 7

Exhibit D–4
SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Trumbull
Class = A
000940	06/19/09	48,832.00	2009 Ford E-45 12-passenge	P	SLMM	05 00	48,832.00	11/30/10	4,883.20	813.87	9,766.40	14,649.60
000962	06/19/09	3,684.92	Sales Tax/Reg -2009 Ford E	P	SLMM	05 00	3,684.92	11/30/10	368.49	61.42	736.98	1,105.47

Class = A		52,516.92					52,516.92		5,251.69	875.29	10,503.38	15,755.07
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		52,516.92					52,516.92		5,251.69	875.29	10,503.38	15,755.07
Count = 2

Class = B
000008	12/31/04	5,724.00	Building	P	SLMM	10 00	5,724.00	11/30/10	2,862.00	47.70	572.40	3,434.40
000009	12/31/04	563.60	Building	P	SLMM	10 00	563.60	11/30/10	281.80	4.70	56.36	338.16
000010	01/31/05	(530.00)	Building	P	SLMM	10 00	(530.00)	11/30/10	(260.58)	(4.42)	(53.00)	(313.58)
000011	01/21/05	6,114.08	Building	P	SLMM	10 00	6,114.08	11/30/10	3,006.10	50.96	611.41	3,617.51
000012	05/09/05	3,741.80	Building	P	SLMM	10 00	3,741.80	11/30/10	1,746.17	31.19	374.18	2,120.35
000013	05/09/05	5,457.41	Building	P	SLMM	10 00	5,457.41	11/30/10	2,546.79	45.48	545.74	3,092.53
000014	07/07/05	9,508.20	Building	P	SLMM	10 00	9,508.20	11/30/10	4,278.69	79.24	950.82	5,229.51
000015	07/07/05	11,617.60	Building	P	SLMM	10 00	11,617.60	11/30/10	5,227.92	96.82	1,161.76	6,389.68
000016	08/31/05	5,457.41	Building	P	SLMM	10 00	5,457.41	11/30/10	2,364.87	45.48	545.74	2,910.61
000017	08/31/05	1,659.35	Building	P	SLMM	10 00	1,659.35	11/30/10	719.07	13.83	165.94	885.01
000018	09/23/05	4,240.00	Building	P	SLMM	10 00	4,240.00	11/30/10	1,802.00	35.34	424.00	2,226.00
000019	11/04/05	2,155.00	Building	P	SLMM	10 00	2,155.00	11/30/10	897.92	17.96	215.50	1,113.42
000020	04/30/06	926.19	Building	P	SLMM	10 00	926.19	11/30/10	339.61	7.72	92.62	432.23
000021	06/30/06	2,939.12	Building	P	SLMM	10 00	2,939.12	11/30/10	1,028.69	24.50	293.91	1,322.60
000022	07/31/06	4,240.00	Building	P	SLMM	10 00	4,240.00	11/30/10	1,448.67	35.34	424.00	1,872.67
000023	09/07/06	6,360.00	Building	P	SLMM	10 00	6,360.00	11/30/10	2,120.00	53.00	636.00	2,756.00
000024	10/31/06	484.47	Building	P	SLMM	10 00	484.47	11/30/10	153.44	4.04	48.45	201.89
000025	11/17/06	5,914.80	Building	P	SLMM	10 00	5,914.80	11/30/10	1,823.73	49.29	591.48	2,415.21
000587	01/23/07	1,488.22	Block Heater(Emerg. Genera	P	SLMM	10 00	1,488.22	11/30/10	434.06	12.41	148.82	582.88
000613	04/05/07	5,914.80	Front Entrance Exterior/lnteri	P	SLMM	10 00	5,914.80	11/30/10	1,626.57	49.29	591.48	2,218.05
000614	04/30/07	1,034.00	HVAC Venting Modification-2	P	SLMM	10 00	1,034.00	11/30/10	275.73	8.62	103.40	379.13
000631	05/22/07	1,882.96	UPC Board for largest A/C Ur	P	SLMM	10 00	1,882.96	11/30/10	486.44	15.70	188.30	674.74
000648	07/09/07	3,052.80	Repl. 8 roof scupper sleeves -	P	SLMM	10 00	3,052.80	11/30/10	763.20	25.44	305.28	1,068.48
000670	08/31/07	27,567.42	10 Outside Awnings-New Ha	P	SLMM	10 00	27,567.42	11/30/10	6,432.39	229.73	2,756.74	9,189.13
000684	09/04/07	3,079.30	Elevator Recall Bypass Sys-F	P	SLMM	10 00	3,079.30	11/30/10	718.50	25.67	307.93	1,026.43
000685	09/11/07	5,363.60	Polished marble end caps for	P	SLMM	20 00	5,363.60	11/30/10	581.06	22.35	268.18	849.24
000761	03/31/08	1,384.75	Elevator Recall System - Fire	P	SLMM	10 00	1,384.75	11/30/10	242.34	11.54	138.48	380.82
000776	04/25/08	4,239.99	Bal 2 Aut-O-Safe Emergency	P	SLMM	10 00	4,239.99	11/30/10	706.67	35.34	424.00	1,130.67
000859	10/24/08	802.55	34 rolls wallpaper/border - Sh	P	SLMM	10 00	802.55	11/30/10	93.64	6.69	80.26	173.90
000871	11/30/08	375.00	Light fixture box(2 front bathr	P	SLMM	10 00	375.00	11/30/10	40.63	3.13	37.50	78.13
000872	11/30/08	3,696.00	Paint Beauty Salon/Lobby ba	P	SLMM	10 00	3,696.00	11/30/10	400.40	30.80	369.60	770.00
000909	03/31/09	5,375.00	Heat Exchanger ACU #3 (C-	P	SLMM	10 00	5,375.00	11/30/10	403.13	44.80	537.50	940.63
000914	03/06/09	2,375.00	Repl Gas Manifold in Make-u	P	SLMM	10 00	2,375.00	11/30/10	197.92	19.80	237.50	435.42
000971	09/30/09	8,784.75	50% Elevator roller guides-Ol	P	SLMM	10 00	8,784.75	11/30/10	0.00	73.21	878.48	878.48
001002	11/30/09	8,585.50	Carpentry/painting columns 8	P	SLMM	10 00	8,585.50	11/30/10	71.55	71.55	858.55	930.10
001026	01/15/10	8,784.76	Bal-elevator roller guides (Oti	P	SLMM	10 00	8,784.76	11/30/10	0.00	73.21	878.48	878.48
001041	03/31/10	886.48	2 disconnect boxes for RTUs	P	SLMM	10 00	886.48	11/30/10	0.00	7.38	66.49	66.49
001143	08/31/10	5,045.71	Rep. blower motor (A/C RTU)	P	SLMM	10 00	5,045.71	11/30/10	0.00	42.04	168.19	168.19
001163	09/30/10	4,094.40	6 PTAC units - Friedrich	P	SLMM	10 00	4,094.40	11/30/10	0.00	34.12	102.36	102.36
001187	10/31/10	1,857.50	Repl water pressure regulator	P	SLMM	10 00	1,857.50	11/30/10	0.00	15.48	30.96	30.96

January 6, 2011 at 5:14 PM	Page 1

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Trumbull

Class = B		182,243.52					182,243.52		45,861.12	1,496.47	17,135.79	62,996.91
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		182,243.52					182,243.52		45,861.12	1,496.47	17,135.79	62,996.91
Count = 40

Class = BA
000026	12/01/04	20,987,712.09	Building Acquisition	R	SLMM	40 00	20,987,712.09	11/30/10	2,667,188.41	43,724.40	524,692.80	3,191,881.21

Class = BA		20,987,712.09					20,987,712.09		2,667,188.41	43,724.40	524,692.80	3,191,881.21
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		20,987,712.09					20,987,712.09		2,667,188.41	43,724.40	524,692.80	3,191,881.21
Count = 1

Class = E
000115	03/23/05	3,053.89	Equipment	P	SLMM	10 00	3,053.89	11/30/10	1,450.60	25.45	305.39	1,755.99
000116	03/23/05	1,220.75	Equipment	P	SLMM	10 00	1,220.75	11/30/10	579.88	10.18	122.08	701.96
000117	05/19/05	496.73	Equipment	P	SLMM	10 00	496.73	11/30/10	227.67	4.14	49.67	277.34
000118	05/19/05	994.73	Equipment	P	SLMM	10 00	994.73	11/30/10	455.92	8.29	99.47	555.39
000119	05/19/05	1,172.42	Equipment	P	SLMM	10 00	1,172.42	11/30/10	537.35	9.77	117.24	654.59
000120	05/31/05	3,194.60	Equipment	P	SLMM	10 00	3,194.60	11/30/10	1,464.19	26.63	319.46	1,783.65
000121	08/31/05	1,805.43	Equipment	P	SLMM	10 00	1,805.43	11/30/10	782.34	15.05	180.54	962.88
000122	09/23/05	957.32	Equipment	P	SLMM	10 00	957.32	11/30/10	406.85	7.98	95.73	502.58
000123	02/06/06	998.00	Equipment	P	SLMM	10 00	998.00	11/30/10	390.88	8.32	99.80	490.68
000124	02/06/06	755.00	Equipment	P	SLMM	10 00	755.00	11/30/10	295.71	6.30	75.50	371.21
000125	02/22/06	3,445.00	Equipment	P	SLMM	10 00	3,445.00	11/30/10	1,320.58	28.71	344.50	1,665.08
000126	03/23/06	2,465.00	Equipment	P	SLMM	10 00	2,465.00	11/30/10	924.38	20.55	246.50	1,170.88
000127	03/31/06	2,372.42	Equipment	P	SLMM	10 00	2,372.42	11/30/10	889.65	19.77	237.24	1,126.89
000128	03/31/06	1,981.96	Equipment	P	SLMM	10 00	1,981.96	11/30/10	743.25	16.52	198.20	941.45
000129	04/06/06	2,396.66	Equipment	P	SLMM	10 00	2,396.66	11/30/10	898.76	19.98	239.67	1,138.43
000130	05/25/06	939.40	Equipment	P	SLMM	10 00	939.40	11/30/10	336.62	7.83	93.94	430.56
000131	08/01/06	698.00	Equipment	P	SLMM	10 00	698.00	11/30/10	238.48	5.82	69.80	308.28
000132	09/22/06	1,653.60	Equipment	P	SLMM	10 00	1,653.60	11/30/10	537.42	13.78	165.36	702.78
000133	09/30/06	487.52	Equipment	P	SLMM	10 00	487.52	11/30/10	158.44	4.07	48.75	207.19
000134	11/07/06	512.99	Equipment	P	SLMM	10 00	512.99	11/30/10	162.45	4.28	51.30	213.75
000135	11/21/06	1,528.84	Equipment	P	SLMM	10 00	1,528.84	11/30/10	471.38	12.74	152.88	624.26
000608	03/31/07	890.57	Amana microwave - Trimark	P	SLMM	10 00	890.57	11/30/10	244.91	7.43	89.06	333.97
000609	05/07/07	2,120.00	Apollo software upgrade - Nic	P	SLMM	05 00	2,120.00	11/30/10	1,130.67	35.34	424.00	1,554.67
000617	04/24/07	1,696.85	6 Eureka Commercial Vacuum	P	SLMM	10 00	1,696.85	11/30/10	452.50	14.15	169.69	622.19
000636	06/06/07	2,237.43	15 doz. silverware pieces (as	P	SLMM	10 00	2,237.43	11/30/10	578.00	18.65	223.74	801.74
000650	07/09/07	782.34	Repl. damper motor for dryer	P	SLMM	10 00	782.34	11/30/10	195.58	6.52	78.23	273.81
000651	07/09/07	6,713.10	1 electric kettle, 2 toasters - U	P	SLMM	10 00	6,713.10	11/30/10	1,678.28	55.95	671.31	2,349.59
000652	07/09/07	4,923.70	3 intercoms, 6 2-way radios -	P	SLMM	10 00	4,923.70	11/30/10	1,230.93	41.04	492.37	1,723.30
000688	09/22/07	1,880.87	2 Optiplex Computers-Dell M	P	SLMM	05 00	1,880.87	11/30/10	846.38	31.35	376.17	1,222.55
000697	10/31/07	6,281.85	Assorted China Dishes - US	P	SLMM	10 00	6,281.85	11/30/10	1,361.08	52.35	628.19	1,989.27
000722	11/01/07	901.10	2 Office 2003, 2 McAfee Sec - U	P	SLMM	05 00	901.10	11/30/10	390.48	15.02	180.22	570.70
000723	11/07/07	1,204.79	80 qt. mixing bowl - TriMark - U	P	SLMM	10 00	1,204.79	11/30/10	261.04	10.04	120.48	381.52
000749	01/31/08	2,758.16	Manual Slicer - Direct Supply	P	SLMM	10 00	2,758.16	11/30/10	528.65	22.99	275.82	804.47
000750	01/31/08	899.14	Countertop Induction Cooker	P	SLMM	10 00	899.14	11/30/10	172.33	7.50	89.91	262.24

January 6, 2011 at 5:14 PM	Page 2

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal

FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Trumbull
Class = E
000793	05/30/08	519.23	2 cases china tea cups - US	P	SLMM	10 00	519.23	11/30/10	82.21	4.33	51.92	134.13
000804	06/30/08	1,284.91	3 Kenwood radios - SMD Inc.	P	SLMM	10 00	1,284.91	11/30/10	192.74	10.71	128.49	321.23
000828	08/22/08	1,817.90	Carpet Extractor - Benman In	P	SLMM	10 00	1,817.90	11/30/10	242.39	15.15	181.79	424.18
000829	08/29/08	2,475.62	12-pan Prep Refrigerator - Di	P	SLMM	10 00	2,475.62	11/30/10	330.08	20.63	247.56	577.64
000844	09/30/08	1,278.39	3 Kenwood 16-channel radios	P	SLMM	10 00	1,278.39	11/30/10	159.80	10.66	127.84	287.64
000861	10/17/08	1,941.73	Dbl door refrigerator - Direct S	P	SLMM	10 00	1,941.73	11/30/10	226.53	16.19	194.17	420.70
000911	03/31/09	403.02	One large capacity washing n	P	SLMM	10 00	403.02	11/30/10	30.23	3.36	40.30	70.53
000933	05/29/09	1,418.49	3 Kenwood radios - SMD, Inc	P	SLMM	10 00	1,418.49	11/30/10	82.75	11.83	141.85	224.60
000949	08/31/09	11,835.76	Dishwasher & install - Perkins	P	SLMM	10 00	11,835.76	11/30/10	394.53	98.64	1,183.58	1,578.11
000961	08/28/09	1,155.71	Kitchen pans & covers - Trim	P	SLMM	10 00	1,155.71	11/30/10	38.52	9.64	115.57	154.09
000973	09/18/09	414.01	Kenmore super capacity drye	P	SLMM	10 00	414.01	11/30/10	10.35	3.45	41.40	51.75
000995	10/02/09	2,893.23	Carpet Extractor - Benman In	P	SLMM	10 00	2,893.23	11/30/10	72.33	24.11	289.32	361.65
000996	10/09/09	390.58	Sears Electric dryer - SS Ke	P	SLMM	10 00	390.58	11/30/10	9.77	3.26	39.06	48.83
000997	10/16/09	1,671.43	Garbage Disposal (main kitc	P	SLMM	10 00	1,671.43	11/30/10	27.86	13.93	167.14	195.00
001004	11/06/09	390.58	Sears electric dryer - SS Kem	P	SLMM	10 00	390.58	11/30/10	6.51	3.26	39.06	45.57
001032	02/28/10	11,100.00	60 lb. washer/extractor - Yan	P	SLMM	10 00	11,100.00	11/30/10	0.00	92.50	925.00	925.00
001034	02/19/10	1,763.67	Ice cream Freezer - US Food	P	SLMM	10 00	1,763.67	11/30/10	0.00	14.69	146.97	146.97
001044	03/16/10	1,068.48	4 upright vacuums - Benman	P	SLMM	10 00	1,068.48	11/30/10	0.00	8.90	80.14	80.14
001045	03/30/10	2,789.43	Reach-in refrigerator - Trimar	P	SLMM	10 00	2,789.43	11/30/10	0.00	23.24	209.21	209.21
001046	03/30/10	1,583.64	3 numatic vacuums - Industria	P	SLMM	10 00	1,583.64	11/30/10	0.00	13.19	118.77	118.77
001079	05/31/10	950.00	Check scanner - Chase Bank	P	SLMM	05 00	950.00	11/30/10	0.00	15.83	110.83	110.83
001080	05/18/10	1,287.48	3 Kenwood radios - SMD, Inc	P	SLMM	10 00	1,287.48	11/30/10	0.00	10.72	75.10	75.10
001104	06/30/10	1,266.70	Panasonic Laser Printer - Ste	P	SLMM	05 00	1,266.70	11/30/10	0.00	21.11	126.67	126.67
001121	07/13/10	6,660.00	A O Smith commercial water	P	SLMM	10 00	6,660.00	11/30/10	0.00	55.50	333.00	333.00
001165	09/14/10	2,688.15	2 Optiplex 780 computers - D	P	SLMM	05 00	2,688.15	11/30/10	0.00	44.81	179.21	179.21
001203	12/28/10	12,858.34	Impress Ironer(Main Laundry	P	SLMM	10 00	12,858.34		0.00	0.00	0.00	0.00
001204	12/31/10	549.52	Heavy duty Emersion Blende	P	SLMM	10 00	549.52		0.00	0.00	0.00	0.00
001205	12/31/10	433.56	Kenmore washer-Trimark	P	SLMM	10 00	433.56		0.00	0.00	0.00	0.00

Class = E		141,309.72					141,309.72		24,250.23	1,144.13	12,426.16	36,676.39
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		141,309.72					141,309.72		24,250.23	1,144.13	12,426.16	36,676.39
Count = 62

Class = FF
000027	12/31/04	1,574.22	Furniture And Fixtures	P	SLMM	10 00	1,574.22	11/30/10	787.10	13.12	157.42	944.52
000028	01/31/05	1,924.06	Furniture And Fixtures	P	SLMM	10 00	1,924.06	11/30/10	946.01	16.04	192.41	1,138.42
000029	01/31/05	1,233.81	Furniture And Fixtures	P	SLMM	10 00	1,233.81	11/30/10	606.62	10.29	123.38	730.00
000030	01/31/05	1,233.81	Furniture And Fixtures	P	SLMM	10 00	1,233.81	11/30/10	606.62	10.29	123.38	730.00
000031	02/20/05	4,132.00	Furniture And Fixtures	P	SLMM	10 00	4,132.00	11/30/10	1,997.13	34.44	413.20	2,410.33
000032	02/28/05	1,130.50	Furniture And Fixtures	P	SLMM	10 00	1,130.50	11/30/10	546.41	9.43	113.05	659.46
000033	03/31/05	1,285.53	Furniture And Fixtures	P	SLMM	10 00	1,285.53	11/30/10	610.62	10.72	128.55	739.17
000034	03/31/05	1,574.22	Furniture And Fixtures	P	SLMM	10 00	1,574.22	11/30/10	747.75	13.12	157.42	905.17
000035	03/31/05	(500.00)	Furniture And Fixtures	P	SLMM	10 00	(500.00)	11/30/10	(237.50)	(4.17)	(50.00)	(287.50)
000036	04/05/05	2,011.62	Furniture And Fixtures	P	SLMM	10 00	2,011.62	11/30/10	955.51	16.77	201.16	1,156.67
000037	04/15/05	3,377.16	Furniture And Fixtures	P	SLMM	10 00	3,377.16	11/30/10	1,604.17	28.15	337.72	1,941.89
000038	05/09/05	1,444.25	Furniture And Fixtures	P	SLMM	10 00	1,444.25	11/30/10	674.00	12.04	144.43	818.43
000039	05/19/05	4,587.84	Furniture And Fixtures	P	SLMM	10 00	4,587.84	11/30/10	2,102.74	38.24	458.78	2,561.52
000040	05/31/05	855.47	Furniture And Fixtures	P	SLMM	10 00	855.47	11/30/10	392.10	7.13	85.55	477.65

January 6, 2011 at 5:14 PM	Page 3

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Trumbull
Class = FF
000041	05/31/05	1,647.36	Furniture And Fixtures	P	SLMM	10 00	1,647.36	11/30/10	755.06	13.73	164.74	919.80
000042	05/31/05	2,010.71	Furniture And Fixtures	P	SLMM	10 00	2,010.71	11/30/10	921.57	16.76	201.07	1,122.64
000043	05/31/05	1,962.38	Furniture And Fixtures	P	SLMM	10 00	1,962.38	11/30/10	899.43	16.36	196.24	1,095.67
000044	06/30/05	652.74	Furniture And Fixtures	P	SLMM	10 00	652.74	11/30/10	293.73	5.44	65.27	359.00
000045	07/07/05	318.00	Furniture And Fixtures	P	SLMM	10 00	318.00	11/30/10	143.10	2.65	31.80	174.90
000046	07/07/05	4,057.68	Furniture And Fixtures	P	SLMM	10 00	4,057.68	11/30/10	1,825.96	33.82	405.77	2,231,73
000047	07/07/05	793.72	Furniture And Fixtures	P	SLMM	10 00	793.72	11/30/10	357.17	6.62	79.37	436.54
000048	07/07/05	2,544.00	Furniture And Fixtures	P	SLMM	10 00	2,544.00	11/30/10	1,144.80	21.20	254.40	1,399.20
000049	07/31/05	2,010.75	Furniture And Fixtures	P	SLMM	10 00	2,010.75	11/30/10	888.10	16.76	201.08	1,089.18
000050	07/31/05	1,347.42	Furniture And Fixtures	P	SLMM	10 00	1,347.42	11/30/10	595.10	11.23	134.74	729.84
000051	08/22/05	1,444.25	Furniture And Fixtures	P	SLMM	10 00	1,444.25	11/30/10	625.86	12.04	144.43	770.29
000052	08/22/05	2,240.00	Furniture And Fixtures	P	SLMM	10 00	2,240.00	11/30/10	970.67	18.67	224.00	1,194.67
000053	08/31/05	2,430.82	Furniture And Fixtures	P	SLMM	10 00	2,430.82	11/30/10	1,053.35	20.26	243.08	1.296.43
000054	08/31/05	1,289.99	Furniture And Fixtures	P	SLMM	10 00	1,289.99	11/30/10	559.01	10.75	129.00	688.01
000055	09/30/05	874.11	Furniture And Fixtures	P	SLMM	10 00	874.11	11/30/10	371.49	7.29	87.41	458.90
000056	09/30/05	874.11	Furniture And Fixtures	P	SLMM	10 00	874.11	11/30/10	371.49	7.29	87.41	458.90
000057	10/06/05	1,347.55	Furniture And Fixtures	P	SLMM	10 00	1,347.55	11/30/10	572.73	11.23	134.76	707.49
000058	10/06/05	1,347.55	Furniture And Fixtures	P	SLMM	10 00	1,347.55	11/30/10	572.73	11.23	134.76	707.49
000059	10/21/05	21,746.50	Furniture And Fixtures	P	SLMM	10 00	21,746.50	11/30/10	9,061.04	181.23	2,174.65	11,235.69
000060	10/21/05	1,962.38	Furniture And Fixtures	P	SLMM	10 00	1,962.38	11/30/10	817.67	16.36	196.24	1,013.91
000061	10/21/05	1,962.38	Furniture And Fixtures	P	SLMM	10 00	1,962.38	11/30/10	817.67	16.36	196.24	1,013.91
000062	11/30/05	1,289.98	Furniture And Fixtures	P	SLMM	10 00	1,289.98	11/30/10	526.76	10.75	129.00	655.76
000063	11/30/05	1,384.12	Furniture And Fixtures	P	SLMM	10 00	1,384.12	11/30/10	565.19	11.54	138.41	703.60
000064	11/30/05	1,384.12	Furniture And Fixtures	P	SLMM	10 00	1,384.12	11/30/10	565.19	11.54	138.41	703.60
000065	12/05/05	7,989.00	Furniture And Fixtures	P	SLMM	10 00	7,989.00	11/30/10	3,262.18	66.58	798.90	4,061.08
000066	12/31/05	880.99	Furniture And Fixtures	P	SLMM	10 00	880.99	11/30/10	352.40	7.35	88.10	440.50
000067	01/31/06	833.20	Furniture And Fixtures	P	SLMM	10 00	833.20	11/30/10	326.34	6.95	83.32	409.66
000068	02/28/06	1,962.38	Furniture And Fixtures	P	SLMM	10 00	1,962.38	11/30/10	752.25	16.36	196.24	948.49
000069	02/28/06	2,300.37	Furniture And Fixtures	P	SLMM	10 00	2,300.37	11/30/10	881.83	19.17	230.04	1,111.87
000070	02/28/06	21,595.27	Furniture And Fixtures	P	SLMM	10 00	21,595.27	11/30/10	8,278.20	179.97	2,159.53	10,437.73
000071	02/28/06	8,414.33	Furniture And Fixtures	P	SLMM	10 00	8,414.33	11/30/10	3,225.50	70.12	841.43	4,066.93
000072	02/28/06	1,827.10	Furniture And Fixtures	P	SLMM	10 00	1,827.10	11/30/10	700.39	15.23	182.71	883.10
000073	02/28/06	1,364.58	Furniture And Fixtures	P	SLMM	10 00	1,364.58	11/30/10	523.10	11.38	136.46	659.56
000074	03/23/06	2,470.81	Furniture And Fixtures	P	SLMM	10 00	2,470.81	11/30/10	926.55	20.59	247.08	1,173.63
000075	03/23/06	738.60	Furniture And Fixtures	P	SLMM	10 00	738.60	11/30/10	276.98	6.16	73.86	350.84
000076	03/23/06	250.00	Furniture And Fixtures	P	SLMM	10 00	250.00	11/30/10	93.75	2.09	25.00	118.75
000077	03/23/06	3,429.10	Furniture And Fixtures	P	SLMM	10 00	3,429.10	11/30/10	1,285.91	28.58	342.91	1,628.82
000078	03/31/06	(2,400.60)	Furniture And Fixtures	P	SLMM	10 00	(2,400.60)	11/30/10	(900.23)	(20.01)	(240.06)	(1,140.29)
000079	04/06/06	1,962.38	Furniture And Fixtures	P	SLMM	10 00	1,962.38	11/30/10	735.90	16.36	196.24	932.14
000080	04/06/06	424.57	Furniture And Fixtures	P	SLMM	10 00	424.57	11/30/10	159.22	3.54	42.46	201.68
000081	04/06/06	635.54	Furniture And Fixtures	P	SLMM	10 00	635.54	11/30/10	238.32	5.30	63.55	301.87
000082	04/06/06	1,647.36	Furniture And Fixtures	P	SLMM	10 00	1,647.36	11/30/10	617.77	13.73	164.74	782.51
000083	04/06/06	2,932.75	Furniture And Fixtures	P	SLMM	10 00	2,932.75	11/30/10	1,099.80	24.44	293.28	1,393.08
000084	04/25/06	4,073.26	Furniture And Fixtures	P	SLMM	10 00	4,073.26	11/30/10	1,493.54	33.95	407.33	1,900.87
000085	04/25/06	977.95	Furniture And Fixtures	P	SLMM	10 00	977.95	11/30/10	358.61	8.15	97.80	456.41
000086	04/30/06	(60.00)	Furniture And Fixtures	P	SLMM	10 00	(60.00)	11/30/10	(22.00)	(0.50)	(6.00)	(28.00)
000087	05/09/06	797.07	Furniture And Fixtures	P	SLMM	10 00	797.07	11/30/10	292.27	6.65	79.71	371.98
000088	05/25/06	6,700.00	Furniture And Fixtures	P	SLMM	10 00	6,700.00	11/30/10	2,400.83	55.84	670.00	3,070.83
000089	06/07/06	1,304.57	Furniture And Fixtures	P	SLMM	10 00	1,304.57	11/30/10	467.48	10.88	130.46	597.94
000090	06/07/06	4,073.26	Furniture And Fixtures	P	SLMM	10 00	4,073.26	11/30/10	1,459.60	33.95	407.33	1,866.93

January 6, 2011 at 5:14 PM	Page 4

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Trumbull
Class = FF
000091	06/30/06	(1,790.00)	Furniture And Fixtures	P	SLMM	10 00	(1,790.00)	11/30/10	(626.50)	(14.92)	(179.00)	(805.50)
000092	07/06/06	1,289.99	Furniture And Fixtures	P	SLMM	10 00	1,289.99	11/30/10	451.50	10.75	129.00	580.50
000093	07/06/06	874.11	Furniture And Fixtures	P	SLMM	10 00	874.11	11/30/10	305.94	7.29	87.41	393.35
000094	07/06/06	1,304.57	Furniture And Fixtures	P	SLMM	10 00	1,304.57	11/30/10	456.61	10.88	130.46	587.07
000095	07/26/06	1,962.38	Furniture And Fixtures	P	SLMM	10 00	1,962.38	11/30/10	670.49	16.36	196.24	866.73
000096	07/26/06	1,289.99	Furniture And Fixtures	P	SLMM	10 00	1,289.99	11/30/10	440.76	10.75	129.00	569.76
000097	07/26/06	2,220.00	Furniture And Fixtures	P	SLMM	10 00	2,220.00	11/30/10	758.50	18.50	222.00	980.50
000098	07/26/06	6,682.15	Furniture And Fixtures	P	SLMM	10 00	6,682.15	11/30/10	2,283.08	55.69	668.22	2,951.30
000099	07/31/06	874.11	Furniture And Fixtures	P	SLMM	10 00	874.11	11/30/10	298.65	7.29	87.41	386.06
000100	08/08/06	901.74	Furniture And Fixtures	P	SLMM	10 00	901.74	11/30/10	308.08	7.52	90.17	398.25
000101	09/07/06	1,289.99	Furniture And Fixtures	P	SLMM	10 00	1,289.99	11/30/10	430.00	10.75	129.00	559.00
000102	09/12/06	2,593.36	Furniture And Fixtures	P	SLMM	10 00	2,593.36	11/30/10	864.47	21.62	259.34	1,123.81
000103	09/22/06	1,962.38	Furniture And Fixtures	P	SLMM	10 00	1,962.38	11/30/10	637.78	16.36	196.24	834.02
000104	09/22/06	1,306.38	Furniture And Fixtures	P	SLMM	10 00	1,306.38	11/30/10	424.58	10.89	130.64	555.22
000105	09/22/06	1,289.99	Furniture And Fixtures	P	SLMM	10 00	1,289.99	11/30/10	419.26	10.75	129.00	548.26
000106	10/01/06	3,581.00	Furniture And Fixtures	P	SLMM	10 00	3,581.00	11/30/10	1,163.83	29.85	358.10	1,521.93
000107	10/05/06	2,593.36	Furniture And Fixtures	P	SLMM	10 00	2,593.36	11/30/10	842.85	21.62	259.34	1,102.19
000108	11/21/06	1,647.36	Furniture And Fixtures	P	SLMM	10 00	1,647.36	11/30/10	507.96	13.73	164.74	672.70
000109	11/21/06	770.81	Furniture And Fixtures	P	SLMM	10 00	770.81	11/30/10	237.66	6.43	77.08	314.74
000110	11/21/06	1,289.99	Furniture And Fixtures	P	SLMM	10 00	1,289.99	11/30/10	397.76	10.75	129.00	526.76
000111	11/30/06	(300.00)	Furniture And Fixtures	P	SLMM	10 00	(300.00)	11/30/10	(92.50)	(2.50)	(30.00)	(122.50)
000112	11/30/06	(390.00)	Furniture And Fixtures	P	SLMM	10 00	(390.00)	11/30/10	(120.25)	(3.25)	(39.00)	(159.25)
000113	12/11/06	1,288.96	Furniture And Fixtures	P	SLMM	10 00	1,288.96	11/30/10	397.44	10.75	128.90	526.34
000114	12/31/06	(475.00)	Furniture And Fixtures	P	SLMM	10 00	(475.00)	11/30/10	(142.50)	(3.96)	(47.50)	(190.00)
000586	01/23/07	7,985.64	Cpt Repl (# 111, 343,344,320,	P	SLMM	10 00	7,985.64	11/30/10	2,329.14	66.55	798.56	3,127.70
000593	02/06/07	1,402.35	Cpt Repl (# 249)- Courtesy C	P	SLMM	10 00	1,402.35	11/30/10	409.03	11.69	140.24	549.27
000606	03/21/07	4,699.57	Cpt Repl (# 228,255,106) -Co	P	SLMM	10 00	4,699.57	11/30/10	1,292.39	39.17	469.96	1,762.35
000607	03/06/07	1,335.60	Reupholstery (4 ofc chairs, A	P	SLMM	10 00	1,335.60	11/30/10	378.42	11.13	133.56	511.98
000615	04/05/07	4,891.53	930 Energy-elf light bulbs-Co	P	SLMM	10 00	4,891.53	11/30/10	1,345.17	40.77	489.15	1,834.32
000616	04/30/07	(650.00)	Cpt Rpl. Reimbursements - A	P	SLMM	10 00	(650.00)	11/30/10	(173.33)	(5.42)	(65.00)	(238.33)
000632	05/07/07	1,849.30	Repl Cpt (#130) - Courtesy C	P	SLMM	10 00	1,849.30	11/30/10	493.15	15.42	184.93	678.08
000649	07/09/07	1,418.42	Cpt Repl - Courtesy Carpet	P	SLMM	10 00	1,418.42	11/30/10	354.60	11.82	141.84	496.44
000671	08/23/07	4,369.05	Carpet Repl - Courtesy Carp	P	SLMM	10 00	4,369.05	11/30/10	1,019.46	36.41	436.91	1,456.37
000686	09/30/07	4,285.20	Carpet Repl - Courtesy Carp	P	SLMM	10 00	4,285.20	11/30/10	964.17	35.71	428.52	1,392.69
000687	04/25/08	16,383.69	Carpet Repl (2nd, 3rd Fl)-Cour	P	SLMM	10 00	16,383.69	11/30/10	2,730.62	136.54	1,638.37	4,368.99
000721	11/30/07	1,160.88	Carpet Repl - Courtesy Carp	P	SLMM	10 00	1,160.88	11/30/10	241.85	9.68	116.09	357.94
000727	12/07/07	5,747.25	Carpet Repl - Courtesy Carp	P	SLMM	10 00	5,747.25	11/30/10	1,197.35	47.90	574.73	1,772.08
000751	01/31/08	2,285.00	6 light fixtures (canopy) - Univ	P	SLMM	10 00	2,285.00	11/30/10	437.96	19.05	228.50	666.46
000752	01/31/08	1,908.94	Carpet Repl - Courtesy Carp	P	SLMM	10 00	1,908.94	11/30/10	365.88	15.91	190.89	556.77
000775	04/25/08	9,484.18	Carpet/Vinyl Repl (various ap	P	SLMM	10 00	9,484.18	11/30/10	1,580.70	79.04	948.42	2,529.12
000792	05/31/08	2,852.24	Cpt repl (116E, 313C)-Court	P	SLMM	10 00	2,852.24	11/30/10	451.60	23.77	285.22	736.82
000803	06/30/08	4,558.84	Cpt Repl (#300,319,330) - Co	P	SLMM	10 00	4,558.84	11/30/10	683.82	37.99	455.88	1,139.70
000817	07/31/08	2,877.64	Carpet Repl. (# 306,308) - Co	P	SLMM	10 00	2,877.64	11/30/10	407.66	23.98	287.76	695.42
000827	08/31/08	1,653.46	Carpet Repl (#209-D, 350-A)	P	SLMM	10 00	1,653.46	11/30/10	220.47	13.78	165.35	385.82
000843	09/30/08	3,147.64	Carpet Repl (#237G, #101D)	P	SLMM	10 00	3,147.64	11/30/10	393.45	26.23	314.76	708.21
000860	10/24/08	7,473.32	Carpet Repl (#337,201,328,3)	P	SLMM	10 00	7,473.32	11/30/10	871.89	62.28	747.33	1,619.22
000873	11/28/08	8,670.88	Carpet/Vinyl Repl (#131G,11	P	SLMM	10 00	8,670.88	11/30/10	939.35	72.26	867.09	1,806.44
000885	12/12/08	828.76	Carpet Repl (#300,304) - Co	P	SLMM	10 00	828.76	11/30/10	89.79	6.91	82.88	172.67
000893	01/31/09	6,676.48	Cpt Repl (#136,205,256,355)	P	SLMM	10 00	6,676.48	11/30/10	612.01	55.64	667.65	1,279.66
000899	02/28/09	(998.00)	Carpet Repl. Reimb - February	P	SLMM	10 00	(998.00)	11/30/10	(83.17)	(8.32)	(99.80)	(182.97)

January 6, 2011 at 5:14 PM	Page 5

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Trumbull
Class = FF
000910	03/31/09	7,856.33	Carpet repl.(#111G2,202C,3	P	SLMM	10 00	7,856.33	11/30/10	589.23	65.47	785.63	1,374.86
000919	04/24/09	3,684.17	Cpt Repl. (#225E,338D) - Co	P	SLMM	10 00	3,684.17	11/30/10	245.61	30.71	368.42	614.03
000932	05/22/09	3,118.46	Cpt/vinyl repl. #150,344 - Co	P	SIMM	10 00	3,118.46	11/30/10	181.91	25.99	311.85	493.76
000939	06/26/09	6,236.68	Carpet Repl (#231,133,247,3	P	SLMM	10 00	6,236.68	11/30/10	311.83	51.98	623.67	935.50
000947	07/17/09	1,611.83	Cpt Repl # 112-Courtesy Carp	P	SLMM	10 00	1,611.83	11/30/10	67.16	13.44	161.18	228.34
000948	08/28/09	21,451.41	Carpet-Main front entrance h	P	SLMM	10 00	21,451.41	11/30/10	715.05	178.77	2,145.14	2,860.19
000960	08/07/09	3,722.32	Carpet/vinyl Rspt #311 - Cou	P	SLMM	10 00	3,722.32	11/30/10	155.10	31.02	372.23	527.33
000972	09/11/09	4,742.37	Carpet Repl (254B, 223) - C	P	SLMM	10 00	4,742.37	11/30/10	158.08	39.52	474.24	632.32
000998	10/23/09	5,109.80	Cpt repl. (#248B,116,250) - C	P	SLMM	10 00	5,109.80	11/30/10	85.16	42.59	510.98	596.14
001003	11/20/09	7,337.97	Carpet/vinyl repl (#137,200)	P	SLMM	10 00	7,337.97	11/30/10	61.15	61.15	733.80	794.95
001008	12/31/09	6,972.08	Carpet Repl (#241,249,149,3	P	SLMM	10 00	6,972.08	11/30/10	0.00	58.11	697.21	697.21
001033	02/28/10	2,410.63	Carpet/vinyl repl. (#110D,235	P	SLMM	10 00	2,410.63	11/30/10	0.00	20.08	200.89	200.89
001043	03/30/10	8,497.86	Carpet/floor repl. (#2380,138	P	SLMM	10 00	8,497.86	11/30/10	0.00	70.81	637.34	637.34
001061	04/30/10	7,035.58	Carpet/vinyl repl. ($235,333G	P	SLMM	10 00	7,035.58	11/30/10	0.00	58.63	469.04	469.04
001062	04/30/10	4,025.88	Patio furn - 16 chairs, 6 tables	P	SLMM	10 00	4,025.88	11/30/10	0.00	33.54	268.39	268.39
001078	05/25/10	4,803.97	Carpet/vinyl repl (#113C, 317	P	SLMM	10 00	4,803.97	11/30/10	0.00	40.03	280.23	280.23
001103	06/29/10	4,043.11	Carpet Repl (#228D, 244B)	P	SLMM	10 00	4,043.11	11/30/10	0.00	33.69	202.16	202.16
001122	07/27/10	2,182.29	Cpt Repl (#216-E) - Courtesy	P	SLMM	10 00	2,182.29	11/30/10	0.00	18.18	90.93	90.93
001144	08/31/10	5,401.88	Repl. carpet/vinyl (#150A, 305	P	SLMM	10 00	5,401.88	11/30/10	0.00	45.01	180.06	180.06
001164	09/28/10	3,147.99	Carpet Repl (#213C, 251) - C	P	SLMM	10 00	3,147.99	11/30/10	0.00	26.23	78.70	78.70
001188	10/26/10	5,693.58	Carpet/floor repl. (#135G, 102	P	SLMM	10 00	5,693.58	11/30/10	0.00	47.44	94.89	94.89
001192	11/30/10	8,507.80	Carpet/vinyl Repl. (#253,132	P	SLMM	10 00	8,507.80	11/30/10	0.00	70.90	70.90	70.90
001193	12/21/10	26,014.26	Repl Cpt/border (Main DR)	P	SLMM	10 00	26,014.26		0.00	0.00	0.00	0.00
001194	11/23/10	30,348.57	Repl Kitchen Floor-TC Facilit	P	SLMM	10 00	30,348.57	11/30/10	0.00	252.91	252.91	252.91
001195	11/30/10	35,421.28	140 Main DR armchairs-Direc	P	SLMM	10 00	35,421.28	11/30/10	0.00	295.18	295.18	295.18
001206	12/31/10	5,136.24	Carpet Repl.(#206E,101D)-C	P	SLMM	10 00	5,136.24		0.00	0.00	0.00	0.00

Class = FF		526,780.77					526,780.77		100,339.80	4,130.70	40,532.70	140,872.50
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		526,780.77					526,780.77		100,339.80	4,130.70	40,532.70	140,872.50
Count = 140

Class = LA
000006	12/01/04	23,500,000.00	Land Acquisition	R	NoDep	00 00	23,500,000.00	11/30/10	0.00	0.00	0.00	0.00
000007	12/01/04	(21,015,598.00)	Land Acquisition	R	NoDep	00 00	(21,015,598.00)	11/30/10	0.00	0.00	0.00	0.00

Class = LA		2,484,402.00					2,484,402.00		0.00	0.00	0.00	0.00
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		2,484,402.00					2,484,402.00		0.00	0.00	0.00	0.00
Count = 2

Class = LI
000001	07/31/05	19,080.00	Land Improvements	R	SLMM	20 00	19,080.00	11/30/10	4,213.50	79.50	954.00	5,167.50
000002	07/26/06	2,565.20	Land Improvements	R	SLMM	20 00	2,565.20	11/30/10	438.22	10.69	128.26	566.48
000003	09/30/06	4,611.00	Land Improvements	R	SLMM	20 00	4,611.00	11/30/10	749.29	19.22	230.55	979.84
000004	11/30/06	4,325.00	Land Improvements	R	SLMM	20 00	4,325.00	11/30/10	666.77	18.03	216.25	883.02
000005	12/31/05	4,325.00	Land Improvements	R	SLMM	20 00	4,325.00	11/30/10	648.75	18.03	216.25	865.00
000630	05/22/07	2,581.10	Seal cracks/restripe parking	R	SLMM	20 00	2,581.10	11/30/10	333.40	10.76	129.06	462.46

January 6, 2011 at 5:14 PM	Page 6

SHP II/Pru JV-Depr/Corp4SpringM
Depreciation Expense Report
As of December 31, 2010
Book = Internal
FYE Month = December

	In Svc	Acquired		P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Value	Description	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = Trumbull
Class = LI
000647	07/09/07	2,581.10	Seal cracks, line striping in pa	P	SLMM	10 00	2,581.10	11/30/10	645.28	21.51	258.11	903.39
000669	08/20/07	11,183.00	Resurface parking lot stairs	P	SLMM	10 00	11,183.00	11/30/10	2,609.37	93.20	1,118.30	3,727.67
001142	08/31/10	5,700.00	Apply 2 coatings finish (patio)	P	SLMM	10 00	5,700.00	11/30/10	0.00	47.50	190.00	190.00

Class = LI		56,951.40					56,951.40		10,304.58	318.44	3,440.78	13,745.36
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		56,951.40					56,951.40		10,304.58	318.44	3,440.78	13,745.36
Count = 9

Location = Trumbull		24,431,916.42					24,431,916.42		2.853,195.83	51,689.43	608,731.61	3,461.927.44
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Subtotal		24,431,916.42					24,431,916.42		2,853,195.83	51,689.43	608,731.61	3,461,927.44
Count = 256

Grand Total		24,431,916.42					24,431,916.42		2,853,195.83	51,689.43	608,731.61	3,461,927.44
Less disposals and transfers		0.00					0.00		0.00			0.00
Count = 0

Net Grand Total		24,431,916.42					24,431,916.42		2,853,195.83	51,689.43	608,731.61	3,461,927.44

Count = 256
Report Assumptions
Report Name: Depreciation Expense w/Descriptions
Source Report: Depreciation Expense
Calculation Assumptions:
     Short Year: none
     Include Sec 168 Allowance & Sec 179; No
     Adjustment Convention: None
Group/Sorting Criteria:
     Group = Trumbull
     Include Assets that meet the following conditions: Location is Trumbull
     Sorted by: Location (with subtotals), Class (with subtotals), System No, Extension

January 6, 2011 at 5:14 PM	Page 7

EXHIBIT E: DOCUMENTS TO BE DELIVERED

Entity Names as of XXXXX
Operator	Capital Senior Living	Parent	Capital Senior Living Corporation
Agreement	Master Lease 3	Tenant	TBD
Asset Manager	DRR	Subtenant	See Exhibit C of Master Lease
Fiscal Year End	December 31	Entity Guarantor	Capital Senior Living Properties, Inc.

Key	signifies requirement is due during this month
E	Received Electronically
P	Received Paper Copy

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Financial Statements
1 Annual Audited Parent Financial Statement — to be delivered as soon as available but in no event later than 120 days from FYE
2 Tenant’s Periodic Financial Statement (Quarterly) — to be delivered as soon as available, but in no event later than 45 days after quarter end
3 Entity Guarantor’s Periodic Financial Statement (Quarterly) — to be delivered as soon as available, but in no event later than 45 days after quarter end
4 Monthly Facility Financial Statements — to be delivered as soon as available but in no event later than 30 days from month end. Financial Statements should be in Microsoft Excel format.
5 Monthly Facility Trial Balances — to be delivered as soon as available but in no event later than 30 days from month end. Trial Balances should be in Microsoft Excel format.
Census Data
1 Monthly Census Report including average patients per day or total patients by payor type — to be delivered with Facility Financial Statements
2 Weekly Census Report for all Facilities that are in ‘Fill-up’
3 Monthly Rent Roll upon HCN Request
Budgets
1 Annual Facility Budget — to be delivered as soon as available but in no event later than 30 days prior to FYE
2 Annual Capital Expenditure Report — to be delivered as soon as available but in no event later than 30 days prior to fiscal year end
Certifications
1 Quarterly Financial Certification — with delivery of Tenant financial statements (Exhibit F)
2 Annual Facility Capital Expenditure Certificate (Exhibit G) — within 120 days of FYE
3 Annual Facility Configuration Certificate (Exhibit M) — to be delivered with Tenant’s Annual Financials
Other Documents
1 Certificate of Insurance Renewal
2 Evidence of Annual Licensure Renewal
3 Set up quarterly variance call upon the request of HCN
4 Copies of all Management Letters as well as adjustments made by Management and those made at the Advice of an Independent Auditor — to be delivered as soon available, but in no event later than with the delivery of the Audit (Upon HCN Request)

5 Updates to Operator Profile (Semi Annual)
6 State and Federal Health Survey Reports for each Facility
7 Monthly management reports showing the number of inquiries, rental applications received, deposits received, and an accounting of all security deposits (upon request by servicer of the Freddie Mac debt)

Documents to be Delivered in the Event of Default or Upon Request
1 security deposit report (resident name, date of move-in) with a monthly update	Not Applicable
2 report accounting for all resident trust funds, including trust fund deposit bank accounts
3 a schedule and copies of any equipment leases, and financings
4 a schedule of all utility providers and utility deposits
5 list of all rent concessions
6 a copy of each private pay resident’s occupancy agreement and each Facility’s form of agreement
7 a schedule of employee vacation and sick days
8 employee policies and procedures handbook, including employee benefits (due on before 3/31 of each year)

EXHIBIT F: FINANCIAL CERTIFICATION
Report Period: Commencing                                           and ending

Lease:	Master Lease (“Lease”) made by certain Affiliates of Health Care REIT, Inc. (collectively called “Landlord”) to Capital Spring Meadows, LLC (“Tenant”)
I hereby certify to Landlord as of the date stated below as follows:
1. The attached [specify audited or unaudited and annual or quarterly, and if consolidated, so state] financial statements of Tenant [i] have been prepared in accordance with generally accepted accounting principles consistently applied; [ii] have been prepared in a manner substantially consistent with prior financial statements submitted to Landlord; and [iii] fairly present the financial condition and performance of Tenant in all material respects.
2. The attached [specify audited or unaudited and annual or quarterly, and if consolidated, so state] financial statements of [Guarantor] [i] have been prepared in accordance with generally accepted accounting principles consistently applied; [ii] have been prepared in a manner substantially consistent with prior financial statements submitted to Landlord; and [iii] fairly present the financial condition and performance of [Guarantor] in all material respects.
3. Tenant has [OR has not] maintained the Portfolio Coverage Ratio and minimum Net Worth for the Report Period as required under the Lease.
4. To the best of my knowledge, Tenant was in compliance with all of the provisions of the Lease and all other documents executed by Tenant in connection with the Lease at all times during the Report Period, and no default, or any event which with the passage of time or the giving of notice or both would constitute a default, has occurred under the Lease, except for the following:                                                             .
Executed this ___ day of                                         ,                     .

Name:
Title:

EXHIBIT G: ANNUAL CAPITAL EXPENDITURE CERTIFICATE
Report Period: Commencing                                           and ending

Lease:	Master Lease (“Lease”) made by certain affiliates of Health Care REIT, Inc. (collectively called “Landlord”) to Capital Spring Meadows, LLC (“Tenant”)
Tenant hereby certifies to Landlord that, per Section 16.6 of Lease, Tenant has expended at least the Minimum Capital Expenditures Amount per Unit in Qualified Capital Expenditure during the annual reporting period. To the extent that the total required amount was not expended in the reported year, Tenant hereby certifies that such variance amount has been deposited into a reserve account to be used solely for future Qualified Capital Expenditures for the Facilities.
Executed this                      day of                                         ,                     .

Name:
Title:

EXHIBIT H: WIRE TRANSFER INSTRUCTIONS
[Intentionally omitted.]

EXHIBIT I: CONTINGENT PAYMENT REQUEST
                                        , 20

4500 Dorr Street
Toledo, Ohio 43615-4040
Attention: Erin C. Ibele
Re:	Master Lease Agreement, as amended (the “Lease”) between Capital Spring Meadows, LLC (“Tenant”) and certain affiliates of Health Care REIT, Inc. (“Landlord”)
Dear Ms. Ibele:
Tenant hereby requests a payment in the amount of $                     to be made on                                          , 20           . All terms used in this request are defined in the Lease and have the meanings given in the Lease.
Tenant hereby certifies to that:
1. At the date hereof, no Event of Default has occurred and is continuing, and no event known to Tenant has occurred which, upon the service of notice and/or the lapse of time, would constitute an Event of Default.
2. All conditions to the requested Contingent Payment have been satisfied.
Tenant hereby authorizes you to disburse the proceeds of this payment directly to Tenant. Tenant covenants and agrees that the proceeds will be paid to the parties shown on the attached schedule (if applicable).

CAPITAL SPRING MEADOWS, LLC
By:
Title:

[ATTACH DOCUMENTATION REGARDING
USE OF PROCEEDS IF REQUIRED]

EXHIBIT J: SNDA FORM
[*ATTACH*]

Exhibit J
AFTER RECORDING RETURN TO:
Ashante L. Smith, Esquire
Troutman Sanders LLP
P.O. Box 1122
Richmond, Virginia 23218-1122
(Space Above For Recorder’s Use)
Freddie Mac Loan Number 968695426
Spring Meadows at Trumbull
SUBORDINATION, NON-DISTURBANCE AND
ATTORNMENT AGREEMENT
(Seniors — Unrelated Operator)
(Revision Date 6-30-2010)
THIS AGREEMENT (this “Agreement”) is made as of the 7th day of April, 2011, among FEDERAL HOME LOAN MORTGAGE CORPORATION, having an office or principal place of business at 8200 Jones Branch, Drive, McLean, Virginia 22102 (together with its successors and assigns, “Lender”), CAPITAL SPRING MEADOWS, LLC, a Delaware limited liability company, having an address of c/o Capital Senior Living Corporation, 14160 Dallas Parkway, Suite 300, Dallas, Texas 75254 (“Tenant”), and 6949 MAIN STREET, LLC, a Delaware limited liability company, having an office at c/o Health Care REIT, Inc., 4500 Dorr Street, Toledo, Ohio 43615 (“Landlord”).
WITNESSETH:
WHEREAS, Landlord has assumed a loan from Lender (the “Loan”), which Loan is secured by a Multifamily Mortgage, Assignment of Rents and Security Agreement, as amended (hereinafter called the “Security Instrument”) encumbering a parcel of land owned by Landlord and described on Exhibit “A” attached hereto and made a part hereof, together with the improvements erected thereon (said parcel of land and improvements thereon being hereinafter called the “Property”); and

WHEREAS, by a certain Master Lease #3 heretofore entered into between Landlord and Master Tenant dated as of                     , 2011, as amended (as set forth on Exhibit B attached hereto, the “Lease”), Landlord leases the Property to Tenant; and
WHEREAS, a copy of the Lease has been delivered to Lender, the receipt of which is hereby acknowledged; and
WHEREAS, concurrently herewith Tenant is executing and delivering to Lender an Operator’s Estoppel Certificate (“Tenant’s Estoppel Certificate”) with respect to the Lease; and
WHEREAS, Lender is unwilling to maintain or make the Loan to Landlord unless the Lease is and continues to be subordinate to the lien of the Security Instrument; and
WHEREAS, the Lease provides that the Lease shall become subject and subordinate to a mortgage upon the interest of the Landlord in the Property made to a lender if and when a non- disturbance agreement is entered into with respect to such mortgage; and
WHEREAS, the parties hereto desire to effect the subordination of the Lease to the Security Instrument and to provide for the non-disturbance of Tenant by the holder of the Security Instrument on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto intending to be legally bound hereby agree as follows:
1. Consent to Lease. Lender hereby consents to the Lease, subject to the terms and conditions of this Agreement.
2. Subordination. The Lease is and shall continue hereafter to be subject and subordinate to the lien and terms of the Security Instrument and to any and all advances made or to be made under or with respect to the Loan, the Security Instrument or any of the other documents evidencing, securing or otherwise executed in connection with the Loan (as the Security Instrument or any such other document may be amended from time to time, the “Loan Documents”), and to all current and future modifications, extensions, renewals and consolidations thereof and the obligations secured thereby, with the same force and effect as if the Security Instrument, as so amended, had been executed, delivered and recorded, and all such advances of the Loan or pursuant to the Loan Documents had been made, prior to the execution and delivery of the Lease, and without regard to the order of priority of recording the Security Instrument and the Short Form or Memorandum of the Lease, subject, however, to the provisions of this Agreement. Without limiting the foregoing, the provisions of the Security Instrument and the Loan Documents relative to the rights of Lender with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance proceeds payable by reason of damage to or destruction of the Property or other collateral encumbered by the Loan Documents shall at all times be prior and superior to and shall control over any contrary provisions in the Lease. Tenant hereby waives the provisions of the Lease and of any applicable law which may give Tenant a right or election to terminate the Lease or to reduce any of its obligations under the Lease, by reason of the subordination made pursuant to this Agreement or by reason of any action taken to foreclose the Security Instrument. Lender, at its sole election, may elect to make the Lease superior to the Security Instrument by filing a written notice of same in the same land records for filing the Security Instrument; provided, however, notwithstanding that the Lease may by unilateral subordination by Lender hereafter be made superior to the lien of the Security Instrument, and not withstanding any other provision of this Agreement to the contrary, the provisions of the Security Instrument and the Loan Documents relative to the rights of Lender with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance proceeds payable by reason of damage to or destruction of the Property or other collateral encumbered by the Loan Documents shall at all times be prior and superior to and shall control over any contrary provisions in the Lease. Tenant shall not subordinate the Lease to any other mortgages, deeds of trust or other security instruments without Lender’s prior written consent.

3. Estoppel. Tenant represents and warrants that the representations, warranties and certifications made by Tenant in Tenant’s Estoppel Certificate remain true and correct as of the date hereof.
4. Nondisturbance. Lender agrees that so long as the Lease shall be in full force and effect and so long as no default by Tenant has occurred under the Lease, as determined in Lender’s sole discretion, has occurred and is continuing and so long as there is no default by Tenant under this Agreement:
(a) Tenant shall not be named or joined as a party or otherwise in any suit, action or proceeding for the foreclosure of the Security Instrument. Notwithstanding the foregoing provisions of this paragraph, if Tenant is an indispensable party in a foreclosure proceeding with respect to the Security Instrument, Lender may so name or join Tenant if such naming or joinder may be accomplished without in any way diminishing or otherwise affecting the rights and privileges granted to, or inuring to the benefit of, Tenant under the Lease and this Agreement; and
(b) The possession by Tenant of the Property and Tenant’s right thereto shall not be disturbed, affected or impaired by, nor will the Lease or the term thereof be terminated or otherwise affected by any suit, action or proceeding for the foreclosure of the Security Instrument.
For purposes of this Agreement, a “foreclosure” shall include (but not be limited to) a sheriff’s or trustee’s sale under the power of sale contained in the Security Instrument, if applicable, a judicial foreclosure of the Security Instrument, the termination of any superior lease of the Property and any other transfer of Landlord’s interest in the Property under peril of foreclosure, including, without limitation to the generality of the foregoing, an assignment, deed or sale in lieu of foreclosure. This Agreement satisfies any requirement in the Lease that Landlord provide Tenant with a subordination, non-disturbance and attornment agreement (or similar agreement).
5. Attornment. If Lender or any other person or entity becomes the owner of the Property by foreclosure, including without limitation, by conveyance in lieu of foreclosure or otherwise (“Successor Landlord”), then Tenant agrees that the Lease shall continue in full force and effect, without the necessity of executing a new lease, as a direct lease between Tenant and Successor Landlord and Tenant further agrees as follows:
a.	Tenant will perform and observe its obligations under the Lease;

b.	Tenant will attorn to and recognize Successor Landlord as the Landlord under the Lease for the remainder of the term of the Lease, such attornment to be automatic and self-operative; and

c.	Tenant will execute and deliver upon request of Successor Landlord an appropriate agreement of attornment to Successor Landlord;
provided, however, nothing herein shall limit Lender’s or Successor Landlord’s right to terminate the Lease in accordance with the provisions of the Lease and this Agreement.

6. Protection of Successor Landlord. Tenant agrees that Successor Landlord will not be liable for, subject to or bound by any of the following:
a.	claims, counterclaims, offsets or defenses of any nature which Tenant might have against Landlord or any prior landlord;

b.	defaults, misrepresentations, breach of warranty, negligence or any other acts or omissions of Landlord or any prior landlord;

c.	rent or additional rent which Tenant might have paid for more than the current month;

d.	any security deposit, reserve or other deposit or prepaid charge paid to Landlord or any prior landlord;

e.
representations or warranties of any nature whatsoever, including any representations or warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord or any prior landlord’s title, Landlord or any prior landlord’s authority, habitability, fitness for purpose or possession;

f.
extensions, renewals, terminations, amendments or modifications of the Lease or any waivers or consents given to Tenant under or with respect to the Lease made or given without Lender’s written consent;

g.
bound by any of Landlord’s or any prior landlord’s liabilities or obligations under the Lease which were to be paid or performed (or which arose or accrued) before Successor Landlord became the owner of the Property;

h.	bound by an obligation of Landlord or any prior landlord to construct, maintain, repair or rebuild the Property under the Lease, or to reimburse Tenant or otherwise pay for any such work; or

i.	bound by any obligations to indemnify Tenant under the Lease.
7. Successor Landlord Exculpation. Tenant will look solely to Lender’s or such other Successor Landlord’s interest in the Property for the payment and discharge of any obligation or liability imposed upon Lender or such other Successor Landlord under the Lease or this Agreement, and Lender and any other Successor Landlord shall have no personal liability under the Lease or this Agreement.
8. Rent. Tenant has notice that the Lease and the rents and all other sums due thereunder have been assigned to Lender as security for the Loan secured by the Security Instrument. Tenant has been directed to make all rent payments directly to a lockbox account established at [See Exhibit C] and Tenant agrees that such direction is irrevocable except with Lender’s express written consent, and therefore, until such time as the Security Instrument has been released of record, Tenant shall make all rent payments solely to said lockbox account or as otherwise directed by Lender. Landlord hereby irrevocably authorizes Tenant to make the foregoing payments to Lender.
9. Lender’s Consent. Wherever the Tenant would be required under the Lease to obtain the consent, approval, waiver or release of any sort from Landlord, Landlord shall not do so unless Lender approves same in writing; and any such consent, approval, waiver or release given without Lender’s approval shall be null and void.

10. Lender’s Right to Cure. In the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has sent written notice of such act or omission to Lender, and (ii) until a reasonable period (but in no event less than sixty (60) days following the time that Landlord has under the Lease to cure or remedy the same unless such default reasonably requires possession of the Property to cure, and Lender shall be diligently attempting to gain such possession and effect such cure, then such cure period shall be extended thereafter for so long as Lender is diligently attempting to gain such possession and effect such cure) for remedying such act or omission shall have elapsed following the giving of such notice to Lender.
11. Default by Tenant. Notwithstanding the provisions of this Agreement, Landlord, its successors and assigns, including any Successor Landlord, shall not be estopped from taking such action as may be available to Landlord under the terms of the Lease in the event that Tenant shall default in performance of its obligations under the terms of the Lease.
12. Estoppel and SNDA. From time to time upon Lender’s or Successor Landlord’s request, Tenant shall provide such requesting party with an estoppel certificate addressing such matters as Lender or Successor Landlord shall reasonably request. From time to time upon Lender’s or any Successor Landlord’s request, in connection with the prospective financing or refinancing of the Property, Tenant shall enter into a subordination, non-disturbance and attornment agreement on substantially the same terms as are set forth herein or as otherwise reasonably requested by the prospective lender providing such financing.
13. Notices. Any notice, request, approval, consent, waiver or discharge given or required to be given under this Agreement shall be in writing and shall be deemed to have been given when mailed by United States registered or certified mail, postage prepaid, return receipt requested, or by express carrier or overnight carrier to the other party at the address stated below or at the last changed address given by the party to be notified as hereinafter specified:

To Lender:	c/o Berkadia Commercial Mortgage LLC 118 Welsh Road Horsham, Pennsylvania 19044 Attn: Servicing — Executive Vice President

With a copy to:	Freddie Mac 8200 Jones Branch Drive McLean, Virginia 22102 Attention:

To Tenant:	Capital Springs Meadows, LLC c/o Capital Senior Living Corporation 14160 Dallas Parkway, Suite 300 Dallas, Texas 75254 Attention: David R. Brickman

To Landlord:	6949 Main Street, LLC Health Care REIT, Inc. 4500 Dorr Street Toledo, Ohio 43615
Any party may at any time change its address for notification purposes by mailing or sending as aforesaid a notice stating the change and setting forth the new address, provided, however, that at no time shall any party be obligated to give notification to more than four (4) addressees.
Any notice sent as above specified shall be deemed to have been served upon receipt or refusal.

14. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be binding upon and enforceable by the parties hereto and their respective successors and assigns.
15. Entire Agreement. This Agreement contains the entire agreement between the parties and cannot be changed, modified, waiver or canceled except by an agreement in writing executed by the party against whom enforcement of such modification, change, waiver or cancellation is sought. Nothing herein shall limit Tenant’s representations, warranties, certifications and agreements set forth in Tenant’s Estoppel Certificate.
16. Agreement Runs with the Land. This Agreement and the covenants herein contained are intended to run with and bind all lands affected by the Security Instrument.
17. Notice to Lender. Tenant agrees that it will deliver to Lender a copy of all notices of default or termination (or with respect to any other material matter under or with respect to the Lease, given or received by it under the terms of the Lease within two (2) days after giving or receipt thereof.
18. Assignment to Freddie Mac. Tenant acknowledges that Lender may assign the Loan and all security therefor, including without limitation, the Security Instrument and Lender’s rights under this Agreement, to Freddie Mac. Tenant expressly consents to such assignments.
19. Enforcement. As between Tenant and Lender, in any litigation or judicial proceeding to enforce this Agreement, the successful party shall be entitled to be reimbursed for its reasonable costs and expenses in enforcing this Agreement against the other party. Nothing herein shall limit or negate Landlord’s obligation to reimburse Lender for any such costs or expenses or liabilities (including any obligations of Lender under this Section 20) under the Security Instrument and the other Loan Documents.
20. Invalidity. If any portion of this Agreement is held invalid or inoperative, then all of the remaining portions will remain in full force and effect, and, so far as is reasonable and possible, effect will be given to the intent manifested by the portion or portions held to be invalid or inoperative.
21. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State where the Property is located.
22. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together will constitute one and the same instrument.
23. Bankruptcy. If any bankruptcy proceedings shall hereafter commence with respect to Landlord, and if the Lease is rejected by the debtor or trustee pursuant to Section 365 of the United States Bankruptcy Code, Tenant agrees with Lender (i) not to treat the Lease as terminated and (ii) to remain in possession of the Property.
24. Inconsistent Provisions. This Agreement supersedes any inconsistent provisions of the Lease or any other agreement, express or implied, between Landlord and Tenant, and shall survive any termination of the Lease by operation of law following any foreclosure.

25. WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND TO THE GREATEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.
26. Assignment of Security Interest. Pursuant to the Lease, Tenant has granted to Landlord a security interest in “Collateral” as defined in the Lease. Landlord has assigned that security interest to Lender as security for the indebtedness secured by the Security Instrument and Tenant hereby consents to that Assignment.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WITNESS:	LENDER:

FEDERAL HOME LOAN MORTGAGE CORPORATION

Print Name:

Print Name:	By:

Name:
Title:

ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

• On this                      day of                                         , 2011, before me                                          the undersigned officer, personally appeared                                          who acknowledged himself/herself to be the                                          of the Federal Home Loan Mortgage Corporation, and that he/she as such                                          authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as                                         , as his/her free act and deed and the free act and deed of such corporation.
• IN WITNESS WHEREOF, I hereby set my hand.

•
Notary Public
[AFFIX SEAL]
My Commission expires:

TENANT:

WITNESS:	CAPITAL SPRINGS MEADOWS, LLC, a Delaware limited liability company

Print Name:

By:

Print Name:	Gloria Holland
Vice President
ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

• On this                      day of                                         , 2011, before me                                          the undersigned officer, personally appeared Gloria Holland who acknowledged himself/herself to be the Vice President of Capital Springs Meadows, LLC, a Delaware limited liability company, and that he/she as such Vice President authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Vice President, as his/her free act and deed and the free act and deed of such limited liability company.
• IN WITNESS WHEREOF, I hereby set my hand.

•
Notary Public
[AFFIX SEAL]
My Commission expires:

LANDLORD:

WITNESS:	6949 MAIN STREET, LLC, a Delaware limited liability company

Print Name:	By:	HCN Capital Holdings II, LLC, a Delaware limited

liability company, its Sole Member

		By:	Health Care REIT, Inc., a Delaware corporation,
its Sole Member

Print Name:

By:
Erin C. Ibele Senior Vice President — Administration and Corporate Secretary
ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this                        day of                      , 2011, before me                                            the undersigned officer, personally appeared Erin C. Ibele who acknowledged himself/herself to be the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, Sole Member of HCN Capital Holdings II, LLC, a Delaware limited liability company, Sole Member of 6949 Main Street, LLC, a Delaware limited liability company                                         ,                                         , and that he/she as such Senior Vice President — Administration and Corporate Secretary authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Senior Vice President — Administration and Corporate Secretary, as his/her free act and deed and the free act and deed of such limited liability company.
IN WITNESS WHEREOF, I hereby set my hand.

Notary Public
[AFFIX SEAL]
My Commission expires:

EXHIBIT “A”
LEGAL DESCRIPTION

EXHIBIT “B”
LEASE
[Describe Lease and all Amendments]

CONSENT OF SUBTENANT
TO
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
(Seniors- Unrelated Operator)
The undersigned (hereinafter referred to as the “Subtenant”) has entered into a Sublease (hereinafter referred to as the “Sublease”) dated                     , 2011 with the Tenant pertaining to the Property as defined in the attached Subordination, Non-Disturbance and Attornment Agreement.
In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Subtenant, the Subtenant hereby consents to the terms and conditions of the attached Subordination, Non-Disturbance and Attornment Agreement (hereinafter referred to as the “Agreement”) and agrees and acknowledges that by signing this Consent the entire interest of the Subtenant in and to the Property and under the Lease and the Sublease shall be fully subordinate and junior to the lien of the Security Instrument and subject to the terms of the Security Instrument and the Agreement and further agrees that the Subtenant shall be bound by the terms of the Agreement. The terms used herein shall have the same meaning as those defined in the Agreement.
Dated this  _____  day of                     , 2011.

SUBTENANT:

WITNESS:	CSL TRUMBULL, LLC, a Delaware limited liability company

Print Name:

By:

Print Name:	Gloria Holland Vice President

Address for Notice to Original Borrower:

c/o Capital Senior Living Corporation 14160 Dallas Parkway, Suite 300 Dallas, Texas 75254
[Notarial Block to Follow]

ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this                        day of                                           , 2011, before me                                             the undersigned officer, personally appeared Gloria Holland who acknowledged himself/herself to be the Vice President of CSL Trumbull, LLC, a Delaware limited liability company, and that he/she as such Vice President authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Vice President, as his/her free act and deed and the free act and deed of such limited liability company.
IN WITNESS WHEREOF, I hereby set my hand.

Notary Public
[AFFIX SEAL]
My Commission expires:

CONSENT OF GUARANTOR
TO
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
(Seniors- Unrelated Operator)
Reference is made to that certain Unconditional and Continuing Lease Guaranty made by the undersigned (the “Guaranty”) in favor of Landlord dated                     , 2011, pursuant to which the undersigned guarantied the payment and performance of the liabilities and obligations of Tenant under the Lease (as each such term is defined in the attached Subordination, Non-Disturbance and Attornment Agreement (the “Agreement”).
In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the recent and sufficiency of which is hereby acknowledged by the undersigned, the undersigned (i) consents to the Agreement and the terms thereof, and (ii) represents, warrants and agrees as follows: (a) Lender and any Successor Landlord (as each such term is defined in the Agreement) may enforce the Guaranty against the undersigned in accordance with the terms of the Guaranty; (b) the Guaranty remains in full force and effect, and as of the date hereof the undersigned has no counterclaim, set off or defense of any nature as to any claim against the undersigned under the Guaranty; and (c) the undersigned hereby waives any claims, counterclaims, offsets or defenses of any nature which may exist with respect to enforcement of the Guaranty or which may hereafter accrue or arise prior to a Successor Landlord taking title to the Property and becoming the landlord under the Lease.
Dated this  _____  day of                                         , 2011.

GUARANTORS:

WITNESS:	CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation

Print Name:

By:

David R. Brickman Vice President

Print Name:

[Notarial Block to Follow]

ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this                      day of                                         ,                      , before me                                          the undersigned officer, personally appeared David R. Brickman who acknowledged himself/herself to be the Vice President of Capital Senior Living Properties, Inc., a Texas corporation, and that he/she as such Vice President authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as Vice President, as his/her free act and deed and the free act and deed of such corporation.
IN WITNESS WHEREOF, I hereby set my hand.

Notary Public
[AFFIX SEAL]
My Commission expires:

WITNESS:	SHP II/CSL SUMMIT, LLC, a Delaware limited
liability company

Print Name:	By:	Capital Senior Living Properties 4, Inc., a
Delaware corporation, its Authorized Member

Print Name:
By:
Gloria Holland Vice President
ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this                      day of                                         ,                      , before me                                          the undersigned officer, personally appeared Gloria Holland who acknowledged himself/herself to be the Vice President of Capital Senior Living Properties 4, Inc., a Delaware corporation, Authorized Member of SHP II/CSL Summit, LLC, a Delaware limited liability company, and that he/she as such Vice Presdient authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Vice President, as his/her free act and deed and the free act and deed of such limited liability company.
IN WITNESS WHEREOF, I hereby set my hand.

Notary Public
[AFFIX SEAL]
My Commission expires:

WITNESS:	CSL LIBERTYVILLE, LLC CSL NAPERVILLE, LLC CSL TRUMBULL, LLC, each a Delaware limited liability company

Print Name:

Print Name:	By:

Gloria Holland Vice President
ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this  _____  day of                                            , 2011, before me                                              the undersigned officer, personally appeared Gloria Holland who acknowledged himself/herself to be the Vice President of CSL Libertyville, LLC, a Delaware limited liability company, and that he/she as such Vice President authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Vice President, as his/her free act and deed and the free act and deed of such limited liability company.
IN WITNESS WHEREOF, I hereby set my hand.

Notary Public
[AFFIX SEAL]
My Commission expires:
[Notarial Blocks to Follow]

ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this                      day of                                          , 2011, before me                                          the undersigned officer, personally appeared Gloria Holland who acknowledged himself/herself to be the Vice President of CSL Naperville, LLC, a Delaware limited liability company, and that he/she as such Vice President authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Vice President, as his/her free act and deed and the free act and deed of such limited liability company.
IN WITNESS WHEREOF, I hereby set my hand.

Notary Public
[AFFIX SEAL]
My Commission expires:
ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this                      day of                                          , 2011, before me                                          the undersigned officer, personally appeared Gloria Holland who acknowledged himself/herself to be the Vice President of CSL Trumbull, LLC, a Delaware limited liability company, and that he/she as such Vice President authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Vice President, as his/her free act and deed and the free act and deed of such limited liability company.
IN WITNESS WHEREOF, I hereby set my hand.

Notary Public
[AFFIX SEAL]
My Commission expires:

EXHIBIT “C”
MODIFICATIONS
The following modifications are made to the Agreement that precedes this Exhibit.
1. Section 8 is deleted in its entirety and revised to read as follows:
8. Rent. Tenant has notice that the Lease and the rents and all other sums due thereunder have been assigned to Lender as security for the Loan secured by the Security Instrument. ~~Tenant has been directed to make all rent payments directly to a lockbox account established at [See Exhibit C] and Tenant agrees that such direction is irrevocable except with Lender’s express written consent, and therefore, until such time as the Security Instrument has been released of record, Tenant shall make all rent payments solely to said lockbox account or as otherwise directed by Lender. Landlord hereby irrevocably authorizes Tenant to make the foregoing payments to Lender.~~
2. Section 18 is deleted in its entirety and revised to read as follows:
18. Assignment to Freddie Mac. “Intentionally deleted.”~~Tenant acknowledges that Lender may assign the Loan and all security therefor, including without limitation, the Security Instrument and Lender’s rights under this Agreement, to Freddie Mac. Tenant expressly consents to such assignments.~~

EXHIBIT K: ASSUMED OBLIGATIONS

Landlord	Assumed Mortgage	Assumed Note
901 Florsheim Drive, LLC (Libertyville)	Multifamily Mortgage, Assignment of Rents and Security Agreement dated April 28, 2006, now held by Federal Home Loan Mortgage Corporation (“Freddie”)	Multifamily Note in the original principal amount of $16,000,000 dated April 28, 2006, now held by Freddie

504 North River Road, LLC (Naperville)	Multifamily Mortgage, Assignment of Rents and Security Agreement dated April 28, 2006, now held by Freddie	Multifamily Note in the original principal amount of $10,200,000 dated April 28, 2006, now held by Freddie

6949 Main Street, LLC (Trumbull)	Multifamily Open-End Mortgage, Assignment of Rents and Security Agreement dated April 28, 2006, now held by Freddie	Multifamily Note in the original principal amount of $15,800,000 dated April 28, 2006, now held by Freddie

41 Springfield Avenue, LLC (Summit)	Multifamily Mortgage, Assignment of Rents and Security Agreement dated April 28, 2006, now held by Freddie	Multifamily Note in the original principal amount of $10,500,000 dated April 28, 2006, now held by Freddie

EXHIBIT L: FORM FOR QUALIFIED CAPITAL EXPENDITURES REPORTING

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal
FYE Month = December

	In Svc		Acquired	P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T	Math	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation
Location = 108th
Class=B
000005	02/01/06	Building - Silvercast Acquis	4,750,000.00	R	SLMM	40 00	4,750,000.00	09/30/09	346,354.17	9,895.83	98,956.33	445,312.50
000011	02/01/06	Business Value Silvercest	5,776,720.00	R	SLMM	40 00	5,776,720.00	09/30/09	421,219.17	12,034.83	120,348.33	541,567.50
000014	02/01/05	Closing Costs-Silvercast	4,966.80	R	SLMM	40 00	4,958.80	09/30/09	353.77	10.39	103.93	467.70
000020	02/01/06	Condtion Assess-EMG	2,200.00	R	SLMM	40 00	2,200.00	09/30/09	150.42	4.56	45.83	205.25
000025	02/01/06	Bidg Systems Analysis-EM	4,700.00	R	SLMM	40 00	4,700.00	09/30/39	342.71	9.79	97.91	440.52
000038	02/01/06	Preacquisition Costs	56,938.62	R	SLMM	40 00	56,938.62	09/30/09	4,151.78	118.62	1,186.22	5,339.00
000039	02/01/06	Preacquisition Costs	11,170.77	R	SLMM	40 00	11,170.77	09/30/09	814.54	23.27	232.72	1,047.26
000051	02/01/06	2005 GMAC Tax Disb.	39,594.68	R	SLMM	40 00	39,594.88	09/30/09	2,887.12	82.49	824.89	3,712.01
000052	04/17/05	Carpet-Activity Dining Debt.	7,431.88	P	SLMM	10 00	7,431.88	09/30/09	1,981.84	61.93	619.32	2,601.16
000063	04/17/05	Carpet units 104,112,127,2	5,599.99	P	SLMM	10 00	5,599.99	09/30/09	1,493.33	46.66	466.66	1,959.99
000070	06/05/06	Carpet Units 110,116,219	2,184.02	P	SLMM	10 00	2,184.02	09/30/09	564.20	18.20	182.00	746.20
000074	02/01/06	Preacquisition Costs	816.00	R	SLMM	40 00	815.00	09/30/09	59.50	1.70	17.00	75.50
000087	02/01/06	Preacquisition Travel - GE	2,413.40	R	SLMM	40 00	2,413.40	09/30/09	175.99	5.03	50.28	226.27
000092	07/21/06	Carpet apt 210-NE Fum Mr	713.70	P	SLMM	10 00	713.70	09/30/09	172.48	5.95	59.47	231.95
000093	07/26/06	Carpet hallways-NE Fum Mr	20,406.61	P	SLMM	10 00	20,406.61	09/30/09	4,931.60	170.06	1,700.55	5,632.15
000100	08/23/06	Carpet hallways NE Fum Mr	2,015.58	P	SLMM	10 00	2,015.88	09/30/09	470.99	16.80	167.99	638.38
000101	08/23/06	Carpet 220 - NE Fum Mart	613.58	P	SLMM	10 00	813.58	09/30/09	189.85	6.78	67.80	257.65
000102	08/23/06	2 spare A/C units-Freldich	1,273.16	P	SLMM	10 00	1,273.16	09/30/09	297.09	10.61	106.10	403.19
000117	11/16/05	Carpet - Nebraska Furniture	819.31	P	SLMM	10 00	819.31	09/30/09	170.70	6.83	68.27	238.97
000122	02/01/05	06 Taxes pd - Crnotgient	39,594.88	R	SLMM	40 00	39,594.88	09/30/09	2,687.12	82.49	824.89	3,712.01
000126	02/01/05	Preacquisition Costs	2,821.30	R	SLMM	40 00	2,821.30	09/30/09	205.72	5.88	58.77	264.49
000143	02/01/05	FAS141 Ad	(4,921,958.65)	R	SLMM	40 00	(4,921,958.65)	09/30/09	(358,892.83)	(10,254.08)	(102,540.80)	(461,433.53)
000159	01/17/07	Carpet 222 Nebrasale Fum	813.58	P	SLMM	10 00	813.58	09/30/09	162.72	6.78	67.80	230.52
000171	02/15/07	Carpet Nebrasale Fum Man	855.30	P	SL FM	10 00	855.30	09/30/09	163.93	7.13	71.27	235.20
000172	02/19/07	2 A/C Units Furniture	1,299.25	P	SL FM	10 00	1,299.25	09/30/09	249.03	10.83	108.27	357.30
000176	03/29/07	Carpet-Nebraska Furniture	3,143.84	P	SL FM	10 00	3,143.84	09/30/09	576.37	26.20	261.98	838.35
000177	03/29/07	Vinyl Nebraska Furniture	364.18	P	SL FM	10 00	364.18	09/30/09	66.77	3.04	30.35	97.12
000183	02/01/05	FAS141 Revised (D&P)	3,380,031.00	R	SL FM	40 00	3,380,031.00	09/30/09	246,460.60	7,041.73	70,417.31	316,877.91
000207	04/17/07	Themostat & Control Panel	1,348.21	P	SLFM	10 00	1,348.21	09/30/09	235.94	11.24	112.35	348.29
000238	06/08/07	A/C Lobby-Interstate Hoal	1,562.00	P	SLMM	10 00	1,562.00	09/30/09	221.26	13.01	130.16	351.44
000239	06/08/07	PTAC(2) Friedrich Air	1,213.87	P	SLMM	10 00	1,213.87	09/30/09	171.97	10.11	101.15	273.12
000240	08/31/07	Carpet - Nebraska Furniture	301.71	P	SLMM	10 00	301.71	09/30/09	40.23	2.52	25.14	65.37
000245	09/30/07	Zone Board/Thamestate BU	1,123.50	P	SLMM	10 00	1,123.50	09/30/09	140.44	9.36	93.52	234.05
000246	09/30/07	Gas & TP Value Water Heat	615.32	P	SLMM	10 00	846.32	09/30/09	105.79	7.05	70.52	176.31
000247	09/30/07	Duncae A/C Unit-Interstate	1,650.00	P	SLMM	10 00	1,550.00	09/30/09	195.00	13.00	130.00	325.00
000262	11/16/07	Room Conversion Arthur C	1,100.00	P	SLMM	10 00	1,100.00	09/30/09	119.18	9.16	91.65	210.84
000263	11/16/07	Flooring - Nebraska Furniture	1,529.57	P	SLMM	10 00	1,629.57	09/30/09	176.55	13.58	135.80	312.35
000279	01/23/08	Carpet - Nebraska Furniture	2,853.29	P	SLMM	10 00	2,853.29	09/30/09	261.55	23.78	237.77	499.32
000280	01/29/08	PTAC Units-2 Friedrich A/C	1,211.73	P	SLMM	10 00	1,211.73	09/30/09	111.08	10.10	100.97	212.05
000290	03/31/08	Vinyl Apt 100	365.79	P	SLMM	10 00	365.79	09/30/09	27.44	3.05	30.48	57.92
000302	04/30/08	PTAC(2) - Furniture	1,263.85	P	SLMM	10 00	1,263.85	09/30/09	84.26	10.53	105.32	189.58
000322	07/25/08	Carpet - Nebraska Furniture	837.79	P	SLMM	10 00	837.79	09/30/09	34.91	6.98	69.81	104.72
000323	07/25/08	PC Board for A/C-Furniture	590.99	P	SLMM	10 00	530.99	09/30/09	22.13	4.43	44.25	66.36
000341	09/25/08	Carpat - Nebraska Furniture	1,523.72	P	SLMM	10 00	1,523.72	09/30/09	38.09	12.70	126.97	165.06
000342	09/25/08	PTAC(2) - Furniture	1,177.21	P	SLMM	10 00	1,177.21	09/30/09	29.43	9.81	98.10	127.53
000350	10/31/08	Flooring - Nebraska Furniture	837.79	P	SLMM	10 00	837.79	09/30/09	13.96	6.98	69.81	83.77
000358	12/31/08	Flooring - Nebraska Furniture	837.79	P	SLMM	10 00	837.79	09/30/09	0.00	6.98	69.81	69.81
000374	01/31/09	Flooring - Nebraska Furniture	2,695.05	P	SLMM	10 00	2,696.05	09/30/09	0.00	22.47	202.21	202.21
000383	02/20/09	Flooring - Nebraska Furniture	3,276.60	P	SLMM	10 00	3,278.60	09/30/09	0.00	27.32	218.57	218.57
000404	04/30/09	Flooring - Nebraska Furniture	1,343.03	P	SLMM	10 00	1,343.03	09/30/09	0.00	11.19	67.15	67.15

November 12, 2009 at 10:59 AM	Page 1

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal

FYE Month = December

	In Sve		Acquired	P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T	Math	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = 106th
Class = B
00016	05/29/09	PTAC’s (2) — Frindich	1,451.15	P	SLMM	10 00	1,461.16	09/30/09	0.00	12.18	60.89	60.89
000417	05/29/09	Vinyl — Nebraska Furniture	559.05	P	SLMM	10 00	569.05	09/30/09	0.00	4.74	23.71	23.71
000436	07/17/09	Flooring — Nebraska Furniture	852.80	P	SLMM	10 00	852.80	09/30/09	0.00	7.11	21.32	21.32
000437	07/17/09	(Elegible)	20,126.32	P	SLMM	10 00	20,126.32	09/30/09	0.00	167.72	503.16	503.16
000451	08/28/09	Flooring — Nebraska Furniture	1,549.00	P	SLMM	10 00	1,349.00	09/30/09	0.00	11.24	22.48	22.48
000456	09/18/08	Flooring — Nebraska Furniture	1,349.00	P	SLMM	10 00	1,349.00	09/30/09	0.00	11.24	11.24	11.24
000477	10/30/09	Flooring — Nebraska Furniture	2,213.53	P	SLMM	10 00	2,213.53		0.00	0.00	0.00	0.00

		Class = B	9,255,128.95				9,255,128.95		680,709.31	19,919.93	187,577.86	878,267.17
		Less disposats and transfers	0.00				0.00		0.00			0.00
		Count = 0

		Net Subtotal	9,255,128.95				9,255,128.95		680,709.31	19,919.93	187,577.86	878,287.17
		Count = 57
Class = FE
000006	02/01/06	Personal Property — Silverril	200,000.00	P	SLMM	10 00	200,000.00	09/30/09	58,333.33	1,666.66	16,666.66	74,999.99
000107	09/20/05	2 intrigaretors #115,127-Ma	873.12	P	SLMM	10 00	673.12	09/30/09	196.45	7.27	72.75	259.20
000108	09/25/06	Arial call system — Senior Te	1,494.50	P	SLMM	10 00	1,494.60	09/30/09	336.33	12.45	124.55	460.66
000137	12/17/06	Computer — Dell Marketing	1,250.77	P	SLMM	05 00	1,360.77	09/30/09	566.98	22.68	225.79	793.77
000144	02/01/06	FAS141 Adj	300,000.00	P	SLMM	10 00	300,000.00	09/30/09	67,500.00	2,500.00	25,000.00	112,500.00
000173		Water Resistant Pendants	505.52	P	SLMM	05 00	505.52	09/30/09	193.78	8.43	34.25	272.00
000188	02/19/07	FAS141 Revited (D&P)	4,959.00	P	SLMM	10 00	4,969.00	09/30/09	1,449.29	41.41	414.08	1,863.37
000211	02/01/05	Phone System	848.45	P	SLMM	05 00	848.45	09/30/09	268.68	14.14	141.40	410.06
000226	05/17/07	Electric Dryer — (INVESIBLE)	532.34	P	SLMM	10 00	532.34	09/30/09	69.59	5.27	52.69	142.28
000255	07/31/07	(INVESIBLE)	330.63	P	SLMM	10 00	330.63	09/30/09	38.57	2.76	27.55	65.12
000254	10/25/07	(INVESIBLE) Moter — Inte	1,125.50	P	SLMM	10 00	1,123.50	09/30/09	121.71	9.36	93.62	215.33
000270	11/16/07	(INVESIBLE)	3,116.32	P	SLMM	10 00	3,118.32	09/30/09	311.63	25.93	259.85	571.68
000333	12/28/07	Computer — Dell	1,453.34	P	SLMM	05 00	1,453.34	09/30/09	96.89	24.22	242.22	339.11
000343	06/31/08	GE Washing Machine — Low	393.23	P	SLMM	10 00	393.23	09/30/09	9.63	3.27	32.75	42.59
000334	09/19/08	Ice Cream Machine Motors	701.60	P	SLMM	10 00	701.60	09/30/09	0.00	5.85	45.75	46.73
000385	02/28/09	Pendants - Senior Technolo	482.79	P	SLMM	05 00	462.79	09/30/09	0.00	8.05	54.38	64.33
000457	09/18/09	Religerators (2) — Lowe’s	661.25	P	SLMM	10 00	661.26	09/30/09	0.00	5.51	5.51	5.51
000478	10/18/09	Pendants — Senior Technolo	476.79	P	SLMM	05 00	476.79		0.00	0.00	0.00	0.00
000479	10/30/09	Garbage Disposal — Classic	2,331.32	P	SLMM	10 00	2,331.32		0.00	0.00	0.00	0.00

		Class = FE	521,756.78				521,756.76		149,513.26	4,363.31	43,555.85	193,069.11
		Less disposals and transfers	0.00				0.00		0.000			0.00
		Count = 0

		Net Subtotal	521,756.78				521,756.76		149,513.26	4,363.31	43,555.85	193,069.11
		Count = 19
Class = LI
000145	02/01/05	FAS 141 Adj	540,000.00	P	SLMM	20 00	540,000.00	09/30/09	76,750.00	2,250.00	22,500.00	101,250.00
000193	02/01/06	FAS141 Revised (D&P)	5,366.00	P	SLMM	20 00	5,365.00	09/30/09	782.54	22.36	223.58	1,005.12
000225	07/31/07	Sealcost/Testriping — Parkin	1,435.20	P	SLMM	10 00	1,435.20	09/30/09	203.32	11.96	119.50	322.92
000244	09/19/07	Asphaz Overlay — Parking Ar	358.00	P	SLMM	10 00	358.80	09/30/09	44.65	2.99	29.90	74.75
000334	09/08/06	Sidewalk — Plantz Constructi	1,100.00	P	SLMM	10 00	1,100.00	09/30/09	45.83	9.16	91.55	137.49

November 12, 2009 at 10.59 AM	Page 2

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal
FYE Month = December

	In Sve		Acquired	P Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation
Location = 108th

		Class = LI	548,260.00			548,260.00		79,826.54	2,296.47	22,964.74	102,791.28
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	548,260.00			548,260.00		79,826.54	2,296.47	22,964.74	102,791.28
		Count = 5
Class = Z
000021	02/01/05	GMAC Loan Costs 12/1/14	58,051.67	Z SLMM	06 10	58,051.67	09/30/09	19,159.01	547.66	6,475.67	24,544.58
000028	02/01/06	CSL Preacquisation Costs	6,000.00	Z SLMM	06 10	6,000.00	09/30/09	1,981.14	55.61	566.04	2,547.18

		Class = Z	64,051.67			64,051.67		21,149.45	604.27	6,042.61	27,191.76
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	64,051.67			64,051.67		21,149.15	604.27	6,042.61	27,191.76
		Count = 2
Class = ZC
000377	01/01/09	Jan09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	1,250.00	1,250.00
000385	02/01/09	Feb09 Community Fees	4,500.00	Z SLMM	01 00	4,500.00	09/30/09	0.00	375.00	3,375.00	3,375.00
000395	03/01/09	Mar09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	1,000.00	1,000.00
000405	04/01/09	Apr09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	375.00	875.00
000415	05/01/09	May09 Community Fees	3,000.00	Z SLMM	01 00	3,000.00	09/30/09	0.00	250.00	1,500.00	1,500.00
000429	06/01/09	Jun09 Community Fees	3,000.00	Z SLMM	01 00	3,000.00	09/30/09	0.00	250.00	1,250.00	1,250.00
000452	08/01/09	Aug09 Community Fees	500.00	Z SLMM	01 00	500.00	09/30/09	0.00	41.66	124.99	124.99
000458	09/01/09	Sept 09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	250.00	250.00
000480	10/01/09	Oct09 Community Fees	2,250.00	Z SLMM	01 00	1,250.00	09/30/09	0.00	187.50	187.50	167.50

		Class = ZC	19,250.0			19,250.00		0.00	1,604.16	9,812.49	9,812.49
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	19,250.0			19,250.00		0.00	1,604.16	9,812.49	9,812.49
		Count = 9

		Location = 108th	10,408,447.40			10,408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	10,408,447.40			10,408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81
		Count = 92
		Gra				408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81
		Less disposals and transfers				0.00		0.00			0.00
		Count = 0

		Net Gra	19,250.00+			408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81

			9,312.49-

		259000	9,437.51

November 12, 2009 at 10:59 AM	Page 3

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal
FYE Month = December

	In Svc		Acquired	P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation
Report Assumptions

Report Name Depreciation Expense — (ILLEGIBLE)
Same Report Depreciation Expense

Calculation Assumptions:
(ILLEGIBLE) Year (ILLEGIBLE)
Include Sec 168 Alowance & Sec 179 No
Adjustment Convention Post recovery

Group/Sorting Criteria
Group — (ILLEGIBLE)
(ILLEGIBLE) following conditions
Location is 108th
(ILLEGIBLE) by Location (ILLEGIBLE) Class (with subtotals) System No. Extension

November 12, 2009 at 10:59 AM	Page 4

EXHIBIT M: ANNUAL FACILITY CONFIGURATION CERTIFICATE

Operator Name	Reported as of

Property Name
Independent Living Units

Type	Private Units	Semi Private	Avg. Sq. Ft	Total Number of Beds
Studio
1 Bedroom
2 bedroom
Cottages
Other
Total
Assisted Living Units

Type	Private Units	Semi Private	Avg. Sq. Ft	Total Number of Beds
Studio
1 Bedroom
2 bedroom
Total
Memory Care Units

Type	Private Units	Semi Private	Avg. Sq. Ft	Total Number of Beds
Studio
1 Bedroom
2 bedroom
Total
Skilled Nursing Units

Type	Unit Quantity	Avg. Sq. Ft	Number of Beds
Private Rooms
Semi Private Rooms
3-Bed Wards
4-Bed Wards
Other
Total

Type	Total Beds
Licensed Beds
Medicare Beds
Medicaid Beds
Total Beds
Total Units/Beds

Total Number of Units (campus wide; all service types)
Total Number of Beds (campus wide; all service types)
Tenant hereby certifies to Landlord that the attached Facility Configuration Certificate is true, complete and accurate.
          Executed this                      day of                                                             ,                     .

Name:

Title: